                                                       Registration No. 33-76432
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                              -----------------

                      POST-EFFECTIVE AMENDMENT NO. 3 TO

                                   FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                   OF SECURITIES OF UNIT INVESTMENT TRUSTS
                          REGISTERED ON FORM N-8B-2


                              -----------------

          LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K
                            (Exact name of Trust)


                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                             (Name of depositor)

                          1300 South Clinton Street
                                P.O. Box 1110
                            Fort Wayne, IN  46801
        (Complete address of depositor's principal executive offices)

                              -----------------

          Name and complete address
          of agent for service:            Copy to:
          Carl L. Baker, Esquire           Brian Burke, Esquire
          Vice President &                 Counsel
          Deputy General Counsel           The Lincoln National
          The Lincoln National             Life Insurance Company
          Life Insurance Company           1300 South Clinton Street
          1300 South Clinton Street        P.O. Box 1110
          P.O. Box 1110                    Fort Wayne, Indiana  46801
          Fort Wayne, IN  46801

                              -----------------

-------------------------------------------------------------------------------
It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)
     [X]  on May 1, 1997 pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a) (1)
     [ ]  on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

-------------------------------------------------------------------------------

Title and amount of securities being registered: Flexible Premium Variable Life Insurance Policies. The Policies are not issued in predetermined units or amounts.

Proposed maximum aggregate offering price to the public of the securities being registered: The registrant has elected to register an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 notice on Form 24F-2 for the registrant's fiscal year, ending December 31, 1996, was filed on February 27, 1997.

Approximate date of proposed public offering: As soon as practicable after May 1, 1997.

     [ ]  Check box if it is proposed that this filing will become effective on
(date) at (time) pursuant to Rule 487.

================================================================================

                     RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS


N-8B-2 ITEM  CAPTION IN PROSPECTUS
-----------  ---------------------

 1           Cover Page
 2           Cover Page
 3           Not applicable
 4           Distribution of the Policy
 5           Lincoln Life, The General Account and The Separate Account
 6           The Account
 7           Not applicable
 8           Not applicable
 9           Legal Proceedings
10           Summary of the Policy; The Policy; The Separate Account; The
             Investment Advisors; Addition, Deletion or
             Substitution of Investments; Charges and Deductions; Policy
             Benefits; Voting Rights; General Provisions
11           Summary of the Policy; The Investment Advisors
12           Summary of the Policy; The Investment advisors
13           Summary of the Policy; Charges and Deductions
14           Summary of the Policy; Requirements for Issuance of Policy
15           Premium Payment and Allocation of Premiums
16           Premium Payment and Allocation of Premiums; The Separate Account
17           Summary of the Policy; Charges and Deductions; Policy Benefits
18           Premium Payment and Allocation of Premiums; Policy Benefits
19           General Provisions; Voting Rights
20           Not Applicable
21           Policy Benefits; General Provisions
22           Not applicable
23           Safekeeping of the Account's Assets
24           General Provisions
25           Lincoln Life
26           Not applicable
27           Investment Advisors; Charges and Deductions
28           Executive Officers and Directors of Lincoln National Life
             Insurance Co.
29           Lincoln Life, The General Account, and The Separate Account
30           Not applicable
31           Not applicable
32           Not applicable
33           Not applicable
34           Not applicable
35           The Policy

N-8B-2 ITEM CAPTION IN PROSPECTUS
----------- ---------------------

 36         Not applicable
 37         Not applicable
 38         Summary of the Policy; Distribution of the Policy
 39         Summary of the Policy; Distribution of the Policy
 40         Not applicable
 41         Distribution of the Policy
 42         Not applicable
 43         Not applicable
 44         Charges and Deductions
 45         Not applicable
 46         Policy Benefits
 47         Not applicable
 48         Not applicable
 49         Not applicable
 50         Not applicable
 51         Cover Page; Summary of the Policy; Charges and Deductions; Policy
            Benefits; The Policy
 52         Addition, Deletion or Substitution of Investments
 53         Federal Tax Matters
 54         Not applicable
 55         Not applicable
 56         Not applicable
 57         Not applicable
 58         Not applicable
 59         Not applicable

MULTI FUND(R) VARIABLE LIFE

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE
LIFE ACCOUNT K INDIVIDUAL FLEXIBLE PREMIUM
VARIABLE LIFE INSURANCE POLICY

issued by:
Lincoln National Life Insurance Co.
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, Ind. 46801
(800) 348-0851

                                   Account K
The flexible premium variable life insurance policy (policy) offered by Lincoln National Life Insurance Co. (Lincoln Life) and described in this prospectus is designed to provide life insurance protection. A policy may be issued only to persons age 80 or younger and only for an initial specified amount of $50,000 or more. Subject to the payment of a minimum premium for the first policy year, an owner may, subject to certain restrictions, vary the frequency and amount of premium payments. The level of life insurance benefits payable under the policy may also be increased or decreased subject to certain restrictions.

An owner may choose to allocate amounts either to the General Account of Lin-coln Life (General Account) or to the Lincoln Life Flexible Premium Variable Life Account K (Separate Account). Amounts allocated to the Separate Account may be invested in any of the following funds or series:

 .Lincoln National Aggressive Growth Fund, Inc.
 .Lincoln National Bond Fund, Inc.
 .Lincoln National Capital Appreciation Fund, Inc.
 .Lincoln National Equity-Income Fund, Inc.
 .Lincoln National Global Asset Allocation Fund, Inc.
 .Lincoln National Growth and Income Fund, Inc.
 .Lincoln National International Fund, Inc.
 .Lincoln National Managed Fund, Inc.
 .Lincoln National Money Market Fund, Inc.
 .Lincoln National Social Awareness Fund, Inc.
 .Lincoln National Special Opportunities Fund, Inc.
 .Delaware Group Premium Fund, Inc.
 -Delaware Equity/Income Series
 -Delaware Emerging Growth Series
 -Delaware Global Bond Series

The amount of the death benefit may, and the policy value will, reflect the in-vestment experience of the chosen subaccounts of the Separate Account and in-terest credited to the policy by the General Account, as well as the frequency and amount of premiums, and the charges assessed in connection with the policy. As long as the policy remains in force, the death benefit will not be less than the current specified amount of the policy. The policy will remain in force so long as net cash surrender value is sufficient to pay the monthly deductions imposed in connection with the policy. The owner bears the entire investment risk for all amounts allocated to the Separate Account; no minimum policy value or net cash surrender value is guaranteed.

The purchase and ownership of the policy involves various charges which are ex-plained under the heading Charges and deductions on page 8.

It may not be advantageous to purchase a policy:

(1) as a replacement for another type of life insurance; or,
(2) to obtain additional insurance protection if the purchaser already owns an-other flexible premium variable life insurance policy.

This prospectus is valid only if accompanied or preceded by a current prospec-tus for the Lincoln funds and the Delaware Group Premium Fund, Inc.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR BY ANY STATE REGULATORY AGENCY, NOR HAS THE COMMISSION, OR ANY STATE REGULATORY AGENCY, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this prospectus carefully and retain it for future reference.

The date of this prospectus is May 1, 1997.

                                   Account K
TABLE OF CONTENTS

                                                             Page
-----------------------------------------------------------------
SUMMARY OF THE POLICY                                          1
-----------------------------------------------------------------
LINCOLN LIFE, THE GENERAL ACCOUNT, AND THE SEPARATE ACCOUNT
Lincoln Life                                                   4
The General Account                                            4
The Separate Account                                           4
The investment advisors                                        4
Addition, deletion or substitution of investments              5
-----------------------------------------------------------------
THE POLICY
Requirements for issuance of a policy                          5
Units and unit values                                          5
Premium payment and allocation of premiums                     6
Dollar cost averaging program                                  7
Effective date                                                 7
Right to examine policy                                        8
Policy termination                                             8
-----------------------------------------------------------------
CHARGES AND DEDUCTIONS
Percent of premium charge                                      8
Contingent deferred sales charge                               8
Contingent deferred administrative charge                      8
Surrender charge                                               9
Monthly deductions                                             9
Cost of insurance charges                                      9
Monthly charge                                                10
Fund charges and expenses                                     10
Mortality and expense risk charge                             10
Other charges                                                 10
Reduction of charges                                          11
Exchange of Lincoln Life Universal Life policies              11
Term conversion credits                                       11
-----------------------------------------------------------------
POLICY BENEFITS
Death benefit and death benefit types                         11
Death benefit guarantee                                       12
Policy changes                                                13
Policy value                                                  13
Transfer between subaccounts                                  14
Transfer to and from the General Account                      14
Loans                                                         14
Withdrawals                                                   15
Policy lapse and reinstatement                                15
Surrender of the policy                                       16
Proceeds and payment options                                  16

                                                                     Page
-------------------------------------------------------------------------
GENERAL PROVISIONS
The contract                                                          16
Suicide                                                               16
Representations and contestability                                    17
Incorrect age or sex                                                  17
Change of owner or beneficiary                                        17
Assignment                                                            17
Reports and records                                                   17
Projection of benefits and values                                     17
Postponement of payments                                              17
Riders                                                                18
-------------------------------------------------------------------------
DISTRIBUTION OF THE POLICY                                            19
-------------------------------------------------------------------------
FEDERAL TAX MATTERS
Tax status of the policy                                              19
Tax treatment of policy benefits                                      20
Taxation of the Separate Account                                      22
-------------------------------------------------------------------------
VOTING RIGHTS                                                         22
-------------------------------------------------------------------------
STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT             22
-------------------------------------------------------------------------
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS                          23
-------------------------------------------------------------------------
LEGAL PROCEEDINGS                                                     23
-------------------------------------------------------------------------
EXPERTS                                                               23
-------------------------------------------------------------------------
ADDITIONAL INFORMATION                                                23
-------------------------------------------------------------------------
APPENDIX A: Table of base minimum premiums                            24
-------------------------------------------------------------------------
APPENDIX B: Table of surrender charges                                26
-------------------------------------------------------------------------
APPENDIX C: Executive Officers & Directors of Lincoln National Life
 Insurance Co.                                                        28
-------------------------------------------------------------------------
APPENDIX D: Illustrations of policy values                            33
-------------------------------------------------------------------------
APPENDIX E: Definitions for Separate Account K                        42
-------------------------------------------------------------------------
FINANCIAL STATEMENTS                                                  44

                                   Account K
SUMMARY OF THE POLICY

The following summary is intended to give you a brief explanation of the most important features of your policy. The summary is not comprehensive and is en-tirely qualified by more specific information contained elsewhere in this pro-spectus. For the definition of terms used in this prospectus, see Appendix E. Throughout this prospectus, in order to make the following documents more un-derstandable, we have italicized the special terms.

WHAT TYPE OF POLICY AM I PURCHASING?
Your policy is a flexible premium variable life insurance policy whose primary purpose is to provide life insurance protection on the insured. As long as your policy remains in force, the policy will provide for: (1) the payment of a death benefit to a beneficiary upon the insured's death; (2) policy loan privi-leges, withdrawal rights, and surrender privileges; and (3) the payment of the net cash surrender value to the owner, if living, on the maturity date.

HOW DOES THE LIFE INSURANCE PROTECTION WORK?

The policy provides for the payment of benefits upon the death of the insured. The policy contains two types of death benefit coverage. If you choose Type 1, the death benefit is the greater of the specified amount of the policy or a specified percentage of policy value. If you choose Type 2, the death benefit is the greater of the specified amount of the policy plus the policy value or a specified percentage of policy value. So long as your policy remains in force, the minimum death benefit payable under either option will be the current spec-ified amount, reduced by any outstanding loan and any due and unpaid charges, and increased by any unearned loan interest. (See Death benefit and death bene-fit types, page 11.)

You also have significant flexibility to adjust the death benefit prior to the maturity date by increasing or decreasing the specified amount of the policy. Any increase in the specified amount will require additional evidence of insur-ability satisfactory to us and will result in additional charges. Any voluntary decrease during the first 16 years of the policy or during the 16 years follow-ing an increase in the specified amount will result in partial surrender charges.

HOW ARE THE PREMIUMS FLEXIBLE?

You have considerable flexibility concerning the amount and frequency of pre-mium payments. During the first three policy years, your policy will lapse un-less either the total of all premiums paid (minus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death bene-fit guarantee monthly premium times the number of months since the initial pol-icy date (including the current month) or the net cash surrender value of the policy is greater than zero. In order to place your policy in force, you must pay at least the first two death benefit guarantee monthly premiums. In addi-tion, you will be asked to determine a planned periodic premium schedule, al-though you will not be required to adhere to that premium schedule. Instead, after the first policy year, you may, subject to certain restrictions, make premium payments in any amount and at any frequency. (See Premium payments and allocation of premiums, page 6.)

WHAT MAKES MY POLICY VARIABLE?
Your policy is described as variable because the death benefit and the policy value can vary with the investment performance of amounts you have allocated to the subaccounts you have selected. While you bear the entire investment risk on such amounts, you also enjoy the opportunity to obtain market rates of return on those amounts.

WHAT INVESTMENT CHOICES DO I HAVE?
You have the option to allocate amounts to our General Account and to one or more subaccounts of the Separate Account. Amounts allocated to the General Ac-count earn a current declared interest rate, subject to the minimum guaranteed rate shown on the policy schedule. The subaccounts of the Separate Account each invest in one of the available funds or series listed below.

FUNDS

All of the funds with the exception of the Special Opportunities Fund are di-versified, open-end management investment companies. The Special Opportunities Fund is open-end, but is non-diversified.

Aggressive Growth Fund (1994) -- The investment objective is maximum capital appreciation. The fund invests in stocks of smaller, lesser-known companies which have a chance to grow significantly in a short time.

Bond Fund (1981) -- The investment objective is maximum current income consis-tent with prudent investment strategy. The fund invests primarily in medium- and long-term corporate and government bonds.

Capital Appreciation Fund (1994) -- The investment objective is long-term growth of capital consistent with preservation of capital. The fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy some money market securities and bonds, including junk (high-risk) bonds.

Equity-Income Fund (1994) -- The investment objective is to achieve reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-income stocks and some high-yielding bonds (including junk bonds).

Global Asset Allocation Fund (1987) -- The investment objective is long-term total return consistent with preservation of capital. The fund allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign issuers.

                                   Account K

Growth and Income Fund (1981) -- The investment objective is long-term capital appreciation. The fund buys stocks of established companies.

International Fund (1991) -- The investment objective is maximum long-term cap-ital appreciation. The fund trades in securities issued outside the United States -- mostly stocks, with an occasional bond or money market security.

Managed Fund (1983) -- The investment objective is maximum long-term total re-turn (capital gains plus income) consistent with prudent investment strategy. The fund invests in a mix of stocks, bonds and money market securities, as de-termined by an investment committee.

Money Market Fund (1981) -- The investment objective is maximum current income consistent with the preservation of capital. The fund invests in short term ob-ligations issued by U.S. corporations; the U.S. Government; and federally-chartered banks and U.S. branches of foreign banks.

Social Awareness Fund (1988) -- The investment objective is long-term capital appreciation. The fund buys stocks of established companies which adhere to certain specific social criteria.

Special Opportunities Fund (1981) -- The investment objective is maximum capi-tal appreciation. The fund primarily invests in mid-size companies whose stocks have significant growth potential. Current income is a secondary consideration.

SERIES

Three series are being offered by Delaware Group Premium Fund, Inc.

Equity/Income -- Seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. It invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the series' objective.

Emerging Growth -- Seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be respon-sive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective.

Global Bond -- Seeks current income consistent with preservation of principal by investing primarily in fixed income securities that may also provide the po-tential for capital appreciation. This series is a global fund. As such, at least 65% of the series' assets will be invested in fixed income securities of issuers organized or having a majority of their assets in or deriving a major-ity of their operating income in at least three different countries, one of which may be the United States.

HOW ARE PREMIUMS PROCESSED?
You determine in the application what portions of net premiums are to be allo-cated to the General Account or the various subaccounts of the Separate Ac-count. Prior to the record date, net premiums are automatically allocated to the General Account. After the record date, the policy value and all subsequent net premiums will automatically be invested in the General Account and the subaccounts of the Separate Account in accord with your instructions in the ap-plication. You may change future allocations of net premiums at any time with-out charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Separate Account.

WHEN DOES MY POLICY TERMINATE?

Your policy may terminate due to any one of the following: voluntary return or surrender of the policy, lapse due to failure to pay required premiums or due to insufficient net cash surrender value, payment of the death benefit, or ma-turity. During the free look period, you may return the policy for a refund of all premiums paid. Anytime after the free look period and before the second policy anniversary, you may surrender the policy and receive its net cash sur-render value plus any excess sales load. (See Charges and deductions, page 8.) After the second policy anniversary, you may surrender the policy and receive its net cash surrender value.

DO I HAVE ACCESS TO THE POLICY VALUES?
You may access the net cash surrender value through loans or withdrawals. You may borrow the net cash surrender value at any time. In addition, subject to some restrictions and charges, you may withdraw portions of the net cash sur-render value after the first policy year. Loans and withdrawals decrease both the death benefit and future policy values and may have federal income tax con-sequences.

WHAT CHARGES AND DEDUCTIONSARE MADE FROM MY POLICY?

Sales charges will be deducted from your policy in two forms (a percent of pre-mium charge and a contingent deferred sales charge) as compensation for distri-bution expenses we incur in the sales process. These distribution expenses in-clude sales commissions, the cost of printing the prospectus and sales litera-ture, and any advertising costs. To the extent that such distribution expenses are not recovered through explicit sales charges, we will recover them from our other assets or surplus, including income from mortality and expense risk charges and cost of insurance charges.

PERCENT OF PREMIUM CHARGE. A percent of premium charge is currently deducted from each premium you pay. The total charge currently consists of the sum of the following:

 a. 1.95% for charges deemed to be sales loads as defined by the Investment Company Act of 1940. This item is guaranteed not to exceed 1.95%.

                                   Account K

 b. 2.00% for premium taxes and other taxes not deemed to be sales loads as defined by the Investment Company Act of 1940. This item is guaranteed not to exceed 4.00%.

CONTINGENT DEFERRED SALES CHARGE (CDSC). During the first 16 policy years, the policy value is subject to a contingent deferred sales charge which is deducted if the policy lapses or is surrendered or if the specified amount is voluntar-ily reduced. During the first two policy years, the CDSC is no greater than 44% of the required base minimum premium for the policy. Upon actual surrender or voluntary reduction of specified amount in the first two years of the policy, the actual CDSC is subject to certain maximum limits. (See Charges and deduc-tions, page 8.) During the third and subsequent policy years, the CDSC will equal the CDSC during the first policy year times the percent indicated in the table below.

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE (CDAC). During the first 16 policy years, the policy value is subject to a contingent deferred administrative charge which is deducted if the policy lapses or is surrendered or if the spec-ified amount is voluntarily reduced. The CDAC is no greater than 88% of the re-quired base minimum premium for the policy. During the second and subsequent policy years, the CDAC will equal the first year CDAC times the percent indi-cated in the following table.

An additional CDAC will be imposed under the policy in the event of each re-quested increase in specified amount and applies during the 16 years following such increase. If a requested increase in specified amount occurs, additional premium will be required if the current net cash surrender value is not suffi-cient to cover the CDAC associated with the increase.

During policy year                                    Percent of CDSC and CDAC
(or after an increase)                                to be deducted
------------------------------------------------------------------------------
 2                                                    100%
 3                                                    100%
 4                                                    100%
 5                                                    100%
 6                                                     95%
 7                                                     90%
 8                                                     85%
 9                                                     80%
10                                                     70%
11                                                     60%
12                                                     50%
13                                                     40%
14                                                     30%
15                                                     20%
16                                                     10%

SURRENDER CHARGE. The total of all contingent deferred sales charges and all contingent deferred administrative charges is collectively referred to as the surrender charge. See Surrender charge, on page 9.

OTHER CHARGES AND DEDUCTIONS. The policy value will be reduced by certain monthly deductions equal to the sum of a monthly cost of insurance charge (in-cluding the cost of any optional insurance benefits) and a monthly charge equal to $7.50 per month. Currently, no charge is made for transfers of amounts among the General Account and the subaccounts, although a maximum of $10 per transfer may be charged. A withdrawal charge consisting of a processing fee and a possi-ble early withdrawal penalty is deducted from each withdrawal. The early with-drawal penalty portion is applicable only at times when the surrender charge is greater than zero. As a current practice, the withdrawal charge is equal to 3% of the withdrawn amount during the first 10 policy years, and is equal to $10 at all other times. This charge is guaranteed not to exceed the greater of $25 or 5% of the withdrawn amount at times when the surrender charge is greater than zero and is guaranteed not to exceed $25 at all other times.

A daily charge equivalent to an annual rate of .68% of the average daily net assets of the Separate Account is currently imposed for Lincoln Life's assump-tion of certain mortality and expense risks, although this charge is reduced to
 .0017534% (which is equivalent to an annual rate of .64%) until at least May 1, 1998 in order to offset some of the miscellaneous expenses incurred by the un-derlying funds. This charge is guaranteed not to exceed .90%.

No charges are currently made from the Separate Account for federal or state income taxes. Should Lincoln Life determine that such taxes may be imposed, the company reserves the right to make deductions from the policy to pay those tax-es.

In addition, because the Separate Account purchases shares of the funds or se-ries involved, the value of the net assets of these subaccounts of the Separate Account will reflect the fees of the investment advisor and other miscellaneous expenses incurred by those funds or series. It is estimated that, in the aggre-gate, such fees and expenses for the funds and series, expressed as an annual percentage of each entity's net assets, will range from 0.36% to 1.19%. See page 10 for more detailed information.

HOW ARE MY POLICY BENEFITS TAXED?

The taxation of life insurance death benefits and distributions is complex and is discussed in detail under Federal tax matters on pages 19-22. You should note in particular that the taxation of loans, withdrawals and surrenders of a life insurance policy that becomes a Modified Endowment Contract is generally less favorable than distributions from a life insurance policy that is not a Modified Endowment Contract. Your policy will be a Modified Endowment Contract if the premiums you pay exceed certain limits referred to as the 7-pay limita-tion.

                                   Account K
LINCOLN LIFE, THE GENERAL ACCOUNT AND THE SEPARATE ACCOUNT

LINCOLN LIFE

Lincoln National Life Insurance Co. is a stock life insurance company incorpo-rated under the laws of Indiana on June 12, 1905. Lincoln Life is principally engaged in offering individual life insurance policies and annuity contracts, and ranks among the largest United States stock life insurance companies in terms of assets and life insurance in force. Lincoln Life is also one of the leading life reinsurers in the United States. Lincoln Life is licensed in all states (except New York) and the District of Columbia, Guam, and the Common-wealth of the Northern Mariana Islands.

Lincoln Life is wholly owned by Lincoln National Corp., a publicly held insur-ance holding company incorporated under Indiana law on January 5, 1968. The principal office of Lincoln Life is located at 1300 South Clinton Street, Fort Wayne, Ind. 46802. The principal office of Lincoln National Corp. is located at 200 East Berry Street, Fort Wayne, Ind. 46802. Through subsidiaries, Lincoln National Corp. engages primarily in the issuance of health-life insurance and annuities, property-casualty insurance, and other financial services.

THE GENERAL ACCOUNT
The General Account refers to the General Account of Lincoln Life. The General Account consists of all assets owned by Lincoln Life other than those allocated to any of its separate accounts, including the Separate Account. The General Account supports Lincoln Life's insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Ac-count have not been registered under the Securities Act of 1933, and the Gen-eral Account has not been registered as an investment company under the Invest-ment Company Act of 1940.

THE SEPARATE ACCOUNT

Lincoln Life Flexible Premium Variable Life Account K (Separate Account) was established by Lincoln Life as a separate account on March 9, 1994. Although the assets of the Separate Account are the property of Lincoln Life, the laws of Indiana under which the Separate Account was established provide that the assets in the Separate Account attributable to the policies are not chargeable with liabilities arising out of any other business which Lincoln Life may con-duct. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies supported by it. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. New York time) on each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Separate Account has been registered as an investment company under the In-vestment Company Act of 1940 and meets the definition of "separate account" un-der federal securities laws. Registration with the Securities and Exchange Com-mission does not involve supervision of the management or investment practices or policies of the Separate Account or Lincoln Life by the Commission.

The Separate Account is divided into subaccounts. Each subaccount invests ex-clusively in shares of one of the following funds or series:

Lincoln National Aggressive Growth Fund, Inc.
Lincoln National Bond Fund, Inc.
Lincoln National Capital Appreciation Fund, Inc.
Lincoln National Equity-Income Fund, Inc.
Lincoln National Global Asset Allocation Fund, Inc.
Lincoln National Growth and Income Fund, Inc.
Lincoln National International Fund, Inc.
Lincoln National Managed Fund, Inc.
Lincoln National Money Market Fund, Inc.
Lincoln National Social Awareness Fund, Inc.
Lincoln National Special Opportunities Fund, Inc.
Delaware Equity/Income Series
Delaware Emerging Growth Series
Delaware Global Bond Series

Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account with-out regard to the income, gains or losses arising out of any other business Lincoln Life may conduct. The funds or series are also invested in by variable annuity contract holders. For an explanation of the risk involved with such mixed and/or shared funding, see the prospectus of the underlying funds or se-ries.

There is no assurance that any fund or series will achieve its stated objec-tive. For a complete description of the funds or series, please refer to the prospectuses for the funds or series which must accompany or precede this pro-spectus and which should be read carefully.

THE INVESTMENT ADVISORS

Lincoln Investment Management Inc. (Lincoln Investment) is the investment advi-sor for the funds. Lincoln Investment is a wholly owned subsidiary of Lincoln National Corp. Lincoln Investment is headquartered at 200 East Berry Street, Fort Wayne, Indiana 46802, and is registered with the Securities and Exchange Commission as an investment adviser.

Additionally, Lincoln Investment currently has six sub-advisory agreements in which the sub-advisor may perform some or substantially all of the investment
advi     -
4

                                   Account K

sory services required by nine of the funds. No additional compensation from the assets of those funds will be assessed as a result of the sub-advisory agreements. The following lists the six sub-advisors and the respective funds for which they act:

Sub-advisor

            Fund(s)

Clay Finlay,International
 Inc.

Fidelity
 ManagementTrust
 Co.

            Equity-Income

            Capital Appreciation

Janus Capital
 Corp.

            Aggressive Growth

Lynch &     Global Asset Allocation
 Mayer, Inc.

            Growth and Income; Managed (for stock portfolio); Social Awareness; and Special Opportunities
Putnam
 Investment
 Management,
 Inc.

Vantage
 GlobalAdvisors,
 Inc.

The Bond and Money Market Funds do not have sub-advisors.

Delaware Management is the investment advisor for the Delaware Equity/Income Series and the Delaware Emerging Growth Series. Delaware International, an af-filiate of Delaware Management, is the investment advisor for the Delaware Global Bond Series. Delaware Management is a wholly-owned, indirect subsidiary of Delaware Management Holdings, Inc. On April 3, 1995, Delaware Management Holdings, Inc. merged with Lincoln National Corp., the holding company for Lin-coln

National Life Insurance Co. As a result of the merger, Delaware Management Holdings and Delaware Management became indirect, wholly-owned subsidiaries of and are thus subject to the ultimate control of Lincoln National Corp. Delaware Management and Delaware International are registered with the Securities and Exchange Commission as investment advisers. Additional information about Dela-ware Management may be found in the Delaware Group Premium Fund, Inc. prospec-tus.

ADDITION, DELETION, ORSUBSTITUTION OF INVESTMENTS
Lincoln Life cannot guarantee that any particular funds will be available for investment by the subaccounts. Lincoln Life reserves the right, subject to com-pliance with applicable law, to make additions to, deletions from, or substitu-tions for the shares that are held by the Separate Account or that the Separate Account may purchase. Lincoln Life reserves the right to eliminate the shares of any fund or series and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund or series should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Account without notice and prior approval of the Se-curities and Exchange Commission, to the extent required by the Investment Com-pany Act of 1940 or other applicable law. Nothing contained herein shall pre-vent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.

Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund, or in shares of another investment company, with a specified investment objec-tive. New subaccounts may be established when, at the sole discretion of Lin-coln Life, marketing needs or investment conditions warrant, and any new subaccounts may be made available to existing policyowners on a basis to be de-termined by Lincoln Life. Lincoln Life may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment condi-tions warrant.

In the event of any such substitution or change, Lincoln Life may by appropri-ate endorsement make such changes in the policy as may be necessary or appro-priate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

THE POLICY

REQUIREMENTS FOR ISSUANCE OF A POLICY
Individuals wishing to purchase a policy must send a completed application to Lincoln Life, 1300 South Clinton Street, Fort Wayne, Ind. 46802. The minimum specified amount of a policy is $50,000. A policy will generally be issued only to insureds 80 years of age or under who supply satisfactory evidence of insur-ability sufficient to Lincoln Life. Acceptance is subject to Lincoln Life's un-derwriting rules and, except in California, Lincoln Life reserves the right to reject an application for any reason.

Additional insurance on the life of other persons may be applied for by supple-mental application. Approval of the additional insurance will be subject to ev-idence of insurability satisfactory to Lincoln Life.

UNITS AND UNIT VALUES

The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valua-tion date. Whenever an amount is invested in a subaccount (due to net

                                   Account K

premium payments, loan payments, or transfer of values into a subaccount), the amount purchases units in that subaccount; the number of units purchased is de-termined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, withdrawals and with-drawal charges, surrender and surrender charges, transfers of values out of a subaccount and transfer charges, income tax deductions (if any), cost of insur-ance charges, or monthly charges), units are redeemed from that subaccount; the number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.

The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the values in each subaccount in which policy values are allocated plus any policy value al-located to the General Account. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valua-tion day.

The unit value for a subaccount on a specified valuation date is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

PREMIUM PAYMENT ANDALLOCATION OF PREMIUMS

Subject to certain limitations, an owner has considerable flexibility in deter-mining the frequency and amount of premiums. During the first three policy years, the policy will lapse unless either the total of all premiums paid (mi-nus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death benefit guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the policy is greater than zero. Payment of the death benefit guarantee monthly premium during the first three policy years will guarantee that the policy will remain in force for the first three policy years despite negative net cash surrender value (see Death benefit guarantee, page
12), but continued payment of such premiums will not guarantee that the policy will remain in force thereafter. The amount of the death benefit guarantee monthly premium is based on the base minimum premium per $1,000 of specified amount (determined by the insured's age, sex, and underwriting class) and in-cludes additional amounts to cover charges for additional benefits, monthly charges, and substandard extra charges. A table of base minimum premiums per $1,000 of specified amount is in Appendix A, pages 24-25.

The owner may designate in the application one of several ways to pay the death benefit guarantee monthly premium. The owner may elect to pay the first twelve months of premiums in full prior to commencement of insurance coverage. Alter-natively, the owner may elect to pay a level planned periodic premium on a quarterly or semi-annual basis sufficient to meet the premium requirements. Premiums may also be paid monthly if paid by a pre-authorized check. Premiums, other than the initial premium, are payable only at the Home Office of Lincoln Life.

Each owner will also define a planned periodic premium schedule that provides for payment of a level premium at fixed intervals for a specified period of time. The owner is not required to pay premiums in accord with this schedule. Furthermore, the owner has flexibility to alter the amount, frequency, and the time period over which planned periodic premiums are paid. Failure to pay planned periodic premiums will not of itself cause the policy to lapse, nor will the payment of planned periodic premiums equal to or in excess of the re-quired death benefit guarantee monthly premiums guarantee that the policy will remain in force beyond the first three policy years. Unless the policy is being continued under the death benefit guarantee, (see Death benefit guarantee, page
12), the policy will lapse any time outstanding loans with interest exceed pol-icy value less surrender charge or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (See Policy lapse and reinstate-ment, page 15.) Subject to the minimum premiums required to keep the policy in force and the maximum premium limitations established under section 7702 of the Internal Revenue Code 1986, as amended (the Code), an owner may make unscheduled premium payments at any time in any amount during the lifetime of the insured until the maturity date. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstand-ing loan on the policy; otherwise, such monies will be assumed to be an unscheduled premium payment.

PREMIUM LIMITATIONS. In no event can the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium limitations es-tablished for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by is-sue age, sex, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, Lincoln Life will only accept that por-tion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt and

                                   Account K
no further premiums will be accepted until allowed by subsequent maximum pre-mium limitations.

The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a Modified Endowment Contract. A policy will become a Modified Endowment Contract if premiums paid into the policy cause the policy to fail the 7-pay test set forth under Section 7702A of the Code. Lincoln Life will monitor premiums paid into each policy af-ter the date of this prospectus to determine when a premium payment will exceed the 7-pay test and cause the policy to become a Modified Endowment Contract. If the owner has given Lincoln Life instructions that the policy should not be al-lowed to become a Modified Endowment Contract, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the pol-icy, and any further excess will be refunded to the owner within 7 days of re-ceipt. If the owner has not given Lincoln Life instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of Modified Endowment Contract status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the Mod-ified Endowment Contract status of the policy.

NET PREMIUMS. The net premium equals the premium paid less the percent of pre-mium charge (see Percent of premium charge, page 8).

ALLOCATION OF NET PREMIUMS. In the application for a policy, the owner can al-locate net premiums or portions thereof to the General Account and the various subaccounts of the Separate Account. Notwithstanding the allocation in the ap-plication, all net premiums received prior to the record date will initially be allocated to the General Account. Net premiums received prior to the record date will be credited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy, and may coincide with the pol-icy date. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding re-quirement or the date of underwriting approval. Net premiums will continue to be allocated to the General Account until the record date. When the assets of the Separate Account are next valued following the record date, the value of the policy's assets in the General Account will automatically be transferred to the General Account and the subaccounts of the Separate Account in accord with the owner's percentage allocation in the application. No charge will be imposed for this initial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with the owner's instructions in the application. The minimum percentage of each premium that may be allocated to the General Account or to any subaccount of the Separate Account is 10%; percentages must be in whole num-bers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to Lincoln Life, unless the owner has made previous arrangements with Lincoln Life to allow the allocation of future net premiums to be changed upon telephone request.

The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least equal to the General Account guaranteed interest rate shown on the Policy Schedule. Own-ers should periodically review their allocations of premiums and values in light of market conditions, interest rates, and overall estate planning re-quirements.

DOLLAR COST AVERAGING PROGRAM

The owner may wish to make uniform monthly transfers from the General Account to one or more of the subaccounts over a 12, 24, or 36-month period through the Dollar Cost Averaging (DCA) program. Under the program, the owner designates the total amount of policy value ($5,000 minimum) to be transferred from the General Account to the chosen subaccounts in accord with the most recent pre-mium allocation. The transfers continue until the end of the DCA period or un-til the policy value in the General Account has been exhausted, whichever oc-curs sooner. DCA may also be terminated upon written request by the owner.

The theory of DCA is that transfers of uniform dollar amounts purchase a greater number of subaccount units when unit values are relatively low than are purchased when unit values are higher. This has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to Lincoln Life.

EFFECTIVE DATE
For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial pre-mium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life.

                                   Account K

For any increase, the effective date will be the first monthly anniversary day on or next following the day the application for the increase is approved.

For any insurance that has been reinstated, the effective date will be the first monthly anniversary day on or next following the day the application for reinstatement is approved.

RIGHT TO EXAMINE POLICY
The owner may, until a specified period of time has expired, examine the policy and return it for refund of all premiums paid. The applicable period of time will depend on the state in which the policy is issued, but will not expire sooner than the latest of ten days after receipt of the policy, 45 days after
Part 1 of the application is completed, or ten days after the notice of with-drawal right is mailed or delivered to the owner. Upon cancellation the policy will be void from the beginning. An owner wanting a refund should return the policy to either Lincoln Life at its Home Office or to the registered agent who sold it.

POLICY TERMINATION
All coverage under the policy will terminate when any one of the following oc-curs: 1) the grace period ends without payment of required premium, and the policy is not being continued under the death benefit guarantee provision, 2) the policy is surrendered, 3) the insured dies, or 4) the policy matures.

CHARGES AND DEDUCTIONS
Charges will be deducted in connection with the policy to compensate Lincoln Life for:

 1. Providing the insurance benefit set forth in the policy and any optional insurance benefits added by rider;

 2. Administering the policy;

 3. Assuming certain risks in connection with the policy;

 4. Incurring expenses in distributing the policy.

The nature and amount of these charges are described more fully below.

PERCENT OF PREMIUM CHARGE. A percent of premium charge is currently deducted from each premium you pay. The total charge currently consists of the sum of the following:

 a. 1.95% for charges deemed to be sales loads as defined by the Investment Company Act of 1940. This item is guaranteed not to exceed 1.95%.

 b. 2.00% for premium taxes and other taxes not deemed to be sales loads as defined by the Investment Company Act of 1940. This item is guaranteed not to exceed 4.00%.

CONTINGENT DEFERRED SALES CHARGE (CDSC). During the first 16 policy years, the policy value is subject to a contingent deferred sales charge (CDSC) which is deducted if the policy lapses or is surrendered or upon a voluntary reduction in specified amount. During the first policy year, the CDSC is approximately equal to 44% (less at older ages) of the required base minimum premium for the designated specified amount. The base minimum premium required varies with the age, sex, and rating class of the insured. To determine the first year CDSC per $1,000 of specified amount, multiply the surrender charge found in the table of Surrender Charges (see Appendix B, pages 26-27) times one-third. (For example, the surrender charge for a male preferred smoker age 35 is $9.99 per $1000 of specified amount, or $999 for a policy with $100,000 specified amount. One-third of the surrender charge, or $333, is the CDSC for the policy.) Further-more, upon lapse or surrender of the policy or voluntary reduction in specified amount at any time during the first two policy years, the total sales charges actually deducted (the sales charge component of the percent of premium charge plus the CDSC) will never exceed the following maximum: 30% of premiums paid up to the first 12 death benefit guarantee monthly premiums, plus 10% of premiums paid up to the next 12 death benefit guarantee monthly premiums, plus the sales charge component of the percent of premium charge on premiums paid in excess of those amounts.

During the second and subsequent policy years, the CDSC will equal the CDSC during the first policy year times the percent indicated in the following ta-ble.

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE (CDAC). During the first 16 policy years, the policy value is subject to a contingent deferred administrative charge which is deducted if the policy lapses or is surrendered or upon a vol-untary reduction in specified amount. During the first policy year, the CDAC is approximately equal to 88% (less at older ages) of the required base minimum premium for the designated specified amount. To determine the first year CDAC per $1,000 of specified amount, multiply the surrender charge found in the ta-ble of surrender charges (see Appendix B, pages 26-27) times two-thirds. (For example, the surrender charge for a male preferred smoker age 35 is $9.99 per $1000 of specified amount, or $999 for a policy with $100,000 specified amount. Two-thirds of the surrender charge, or $666, is the CDAC for the policy).

During the second and subsequent policy years the CDAC will equal the CDAC dur-ing the first policy year times the percent indicated in the following table.

An additional CDAC will be imposed under the policy in the event of each re-quested increase in specified amount. The additional CDAC is an amount per $1,000 of increased specified amount and will be deducted upon lapse or surren-der of the policy or upon a voluntary reduction of the increased specified amount at any time during the 16 years following such increase. The amount

                                   Account K
of the CDAC will be equal to the CDAC that would apply to a newly issued policy at the age of the insured at the time of the increase. The percentage of the CDAC applicable in any year after the increase is shown in the table below, where policy year is calculated from the date of the increase.

During policy year                                    Percent of CDSD and CDAC
(or after an increase)                                to be deducted
------------------------------------------------------------------------------
 2                                                    100%
 3                                                    100%
 4                                                    100%
 5                                                    100%
 6                                                     95%
 7                                                     90%
 8                                                     85%
 9                                                     80%
10                                                     70%
11                                                     60%
12                                                     50%
13                                                     40%
14                                                     30%
15                                                     20%
16                                                     10%

When the owner requests an increase in the specified amount, no additional pre-mium is required provided that the current net cash surrender value is suffi-cient to cover the CDAC associated with the increase, as well as the increase in the cost of insurance charges which result from the increase in specified amount. However, if the net cash surrender value is insufficient to cover such costs, additional premium will be required for the increase to be granted, and the percent of premium charge will be deducted from that additional premium.

SURRENDER CHARGE. The total of all contingent deferred sales charges and all contingent deferred administrative charges are collectively referred to as the surrender charge. The surrender charges for the first 5 years are shown in Ap-pendix B. For surrender charges during policy years 6 through 16 the values shown in Appendix B should be multiplied by the percentages given in the table above. For increases in the specified amount, additional surrender charges ap-ply. During the first 5 years after an increase, the additional surrender charges are calculated by multiplying the values in Appendix B by two-thirds. During years 6 through 16 after an increase, the values in Appendix B are mul-tiplied by two-thirds and times the percentage given in the table above.

MONTHLY DEDUCTIONS. On the policy date and on each monthly anniversary day fol-lowing, deductions will be made from the policy value. These deductions are of two types: A monthly charge and a monthly cost of insurance deduction. Ordinar-ily, the monthly deductions are deducted from the policy value in proportion to the values in the General Account and the subaccounts. The monthly deductions may be made by some other method if requested by the owner, and if such method is acceptable to Lincoln Life.

COST OF INSURANCE CHARGES. On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy val-ue. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the General Account and the subaccounts. The cost of insurance charges may be made by some other method if requested by the owner, and if such method is acceptable to Lincoln Life.

The cost of insurance charges depend upon a number of variables, and the cost for each policy month can vary from month to month. It will depend, among other things, on the amount for which Lincoln Life is at risk to pay in the event of the insured's death. On each monthly anniversary day, Lincoln Life will deter-mine the monthly cost of insurance for the following month as equal to:

 a. The death benefit on the monthly anniversary day; divided by

 b. 1.0032737 (the monthly interest factor equivalent to an annual interest rate of 4%); minus,

 c. The policy value on the monthly anniversary day without regard to the cost of insurance; divided by

 d. 1,000; the result multiplied by

 e. The applicable cost of insurance rate per $1,000 as described below.

The cost of insurance rates are based on the sex, attained age, rate class of the person insured, and specified amount of the policy. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations and in any other situation where unisex rates are required by law, the cost of insurance rates are not based on sex. The monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the cost of insurance rates will apply to all persons of the same attained age, sex, rate class, and specified amount and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy. These rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday, for attained ages under sixteen; on the 1980 Commissioner's Standard Ordinary Nonsmoker Mortality Table age last birthday, or the 1980 Com-missioner's Standard Ordinary
Smoker Mortality Table age last birthday, for attained ages sixteen and over, depending on the smoking status of the insured. Standard rate classes have guaranteed rates which do not exceed 100% of the applicable table.

The rate class of an insured will affect the cost of insurance rate. Lincoln Life currently places insureds into a standard rate class or rate classes in-volving a higher mortality risk. In an otherwise identical policy, insureds

                                   Account K

in the standard rate class will have a lower cost of insurance than those in the rate class with the higher mortality risk. The standard rate class is also divided into four categories: preferred nonsmoker, standard nonsmoker, pre-ferred smoker and standard smoker. Insureds who are standard nonsmoker or pre-ferred nonsmoker will generally incur a lower cost of insurance than those insureds who are in the smoker rate classes. Likewise, insureds who are pre-ferred smoker or preferred nonsmoker will generally incur a lower cost of in-surance than similarly situated insureds who are standard smoker or standard nonsmoker respectively.

The specified amount of the policy will affect the cost of insurance rates ap-plied to a specific policy. In general, policies with a specified amount of $200,000 or more will have lower current cost of insurance rates than policies with smaller specified amounts.

MONTHLY CHARGE. A monthly charge of $7.50 is deducted from the policy value each month the policy is in force to compensate Lincoln Life for continuing ad-ministration of the policy, premium billings, overhead expenses, and other mis-cellaneous expenses. Lincoln Life does not anticipate any profits from this charge. This charge is guaranteed not to increase during the life of the poli-cy.

FUND CHARGES AND EXPENSES. The investment advisor for each of the funds or se-ries deducts a daily charge as a percent of the net assets in each fund or se-ries as an asset management charge. The charge has the effect of reducing the investment results credited to the subaccounts.

The investment advisor for the Lincoln funds is Lincoln Investment Management Inc. (Lincoln Investment). As compensation for its services, Lincoln Investment deducts a daily charge as a percent of the net assets in each particular fund which is equivalent to the following annual rates:


Because the Separate Account purchases shares of the funds or series involved, the value of the net assets of the subaccounts of the Separate Account will re-flect not only the fees of the Investment Advisor, but also other miscellaneous expenses incurred by those funds or series.

The asset management charges, miscellaneous expenses and total expenses for each of the funds and series are currently estimated, on the basis of their most recent fiscal year experience, to be as follows:

                                Asset                      Misc.
                                Mgt. Charge*               Expenses*               Total*
-----------------------------------------------------------------------------------------
Fund
Aggressive Growth                   .75%                      .07%                  .82%
Bond                                .46%                      .05%                  .51%
Capital Appreciation                .80%                      .13%                  .93%
Equity-Income                       .95%                      .13%                 1.08%
Global Asset Allocation             .73%                      .27%                 1.00%
Growth and Income                   .33%                      .03%                  .36%

                               Asset                        Misc.
                               Mgt. Charge*                 Expenses*                 Total*
--------------------------------------------------------------------------------------------
International                      .82%                        .37%                   1.19%
Managed                            .39%                        .04%                    .43%
Money Market                       .48%                        .09%                    .57%
Social Awareness                   .42%                        .04%                    .46%
Special Opportunities              .40%                        .04%                    .44%
Series
Equity/Income                      .54%                        .13%                    .67%
Emerging Growth                    .70%                        .10%                    .80%
Global Bond                        .36%                        .44%                    .80%

*Expressed as an annual percentage of each entity's average daily net assets.

See the prospectuses of the funds and series for more complete information about their expenses.

MORTALITY AND EXPENSE RISK CHARGE. Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a mortality and expense risk charge. This charge has the effect of reducing gross investment results cred-ited to the subaccounts. The daily rate currently charged is equal to an annual rate of .68 of 1% of the value of the net assets of the Separate Account, al-though this charge is reduced to a daily rate of .0017534% (which is equivalent to an annual rate of .64 of 1%) until at least May 1, 1998 in order to offset some of the miscellaneous expenses incurred by the underlying funds. This de-duction may increase or decrease, but is guaranteed not to exceed .90 of 1% in any policy year.

Lincoln Life will reduce the current mortality and expense risk charge whenever the previous year's average ratio of fund miscellaneous expenses to average net assets exceeds .10 of 1%. The reduction for the following 12 months will take effect each May 1 and will equal the excess, if any, of the average ratio of fund miscellaneous expenses to average net assets over .10%; however, the re-duction will never exceed .10 of 1%.

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits will be payable. The expense risk assumed is that expenses incurred in issuing and ad-ministering the policies will be greater than estimated.

OTHER CHARGES. Two other miscellaneous charges are occasionally incurred: a withdrawal charge and a transfer charge. The withdrawal charge is incurred when the owner of the policy requests a withdrawal from the policy value; the charge is deducted from the withdrawn amount and the balance is paid to the owner. Withdrawals may be made any time after the first policy year, but only one withdrawal may be made per year. The withdrawal charge is equal to the greater of (1) a minimum withdrawal charge or processing fee (currently limited volun-tarily to $10), or (2) at times when the surrender charge is greater than zero, an amount equal to the amount withdrawn multiplied by the percent of

                                   Account K

withdrawal charge (currently limited voluntarily to 3%, during the first ten policy years only). The amount, if any, by which the withdrawal charge exceeds the processing fee first reduces any remaining CDSC; any further excess next reduces any remaining CDAC; and any remaining excess will be waived. The with-drawal charge is guaranteed not to exceed the greater of $25 or 5% of the with-drawn amount at times when the surrender charge is greater than zero and is guaranteed not to exceed $25 at all other times.

The transfer charge is incurred when the owner requests that funds be trans-ferred from one subaccount or the General Account to another subaccount or the General Account. The transfer charge is $10, and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The maximum number of transfers allowed between subaccounts in a policy year is twelve.

No charges are currently made from the Separate Account for federal or state income taxes. Should Lincoln Life determine that such taxes may be imposed, the company may make deductions from the policy to pay those taxes. (See Federal tax matters, pages 19-22).

REDUCTION OF CHARGES
The percent of premium charge, surrender charge, and the monthly charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales, administrative, or mortality expenses. For example, spe-cial circumstances may exist in connection with sales to Lincoln Life policy-holders, or sales to employees of Lincoln Life. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the different mortality experience expected as a result of, the special cir-cumstances. Reductions will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

EXCHANGE OF LINCOLN LIFE
UNIVERSAL LIFE POLICIES
Existing Lincoln Life Universal Life policies may currently be exchanged for a policy described in this prospectus. Because Lincoln Life's expenses are re-duced in such exchanges, as a current practice the percent of premium charge will be waived on the amount of policy value exchanged. In addition, as a cur-rent practice the Contingent Deferred Sales Charge and the Contingent Deferred Administrative Charge will be reduced to 25% of the normal charges for the specified amount transferred and further reduced by the amount of any surrender charge collected on the surrendered policy. All additional premiums will be subject to the percent of premium charge and any increase in specified amount will be subject to additional surrender charges. Existing Lincoln Life Variable Life policies may not be exchanged unless or until Lincoln Life receives spe-cial exemptive relief from the Securities and Exchange Commission to honor such exchange requests.

TERM CONVERSION CREDITS

Lincoln Life currently has a term conversion program which gives premium cred-its to the policy if the owner is converting from a term insurance policy. Term insurance policies issued by Lincoln Life or by most other life insurance com-panies may be converted to the policy under this program and receive term con-version credits. Except for guaranteed term conversion privileges provided un-der some Lincoln Life term insurance policies or otherwise provided by special agreement, all term insurance policy conversions are subject to evidence of in-surability satisfactory to Lincoln Life. All conversion credits are deposited in the policy without the percent of premium charge. The amount of the term conversion credits and the requirements for qualification for those credits is subject to change by Lincoln Life, but such changes will not be unfairly dis-criminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

POLICY BENEFITS

DEATH BENEFIT AND DEATH BENEFIT TYPES

As long as the policy remains in force (see Policy lapse and reinstatement, page 15), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiary in accordance with the designated death benefit type. The proceeds may be paid in cash or under one or more of the payment options set forth in the policy. (See Proceeds and payment options, page 16.) The death benefit proceeds payable under the designated death benefit type will be increased by any unearned loan interest, and will be reduced by any outstanding loan and any due and unpaid charges. (See Policy lapse and reinstatement, page 15.) These proceeds will be further increased by any additional insurance on the insured provided by rider.

The policy provides two death benefit types: Type 1, basic coverage, and Type 2, basic plus policy value coverage. Generally, the owner designates the death benefit type in the application. The owner may change the death benefit type at any time. (See Policy changes, page 13.)

TYPE 1. The death benefit is the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at anytime is based on the attained age of the insured as of the beginning of the policy year.

TYPE 2. The death benefit is equal to the greater of the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time

                                   Account K
is based on the attained age of the insured as of the beginning of the policy year.

Under a Type 1 basic coverage, the net amount at risk decreases as the policy value increases. (The net amount at risk is equal to the death benefit less the policy value.) Under a Type 2 basic plus policy value coverage, the net amount at risk remains constant, so the cost of insurance deduction will be relatively higher on a Type 2 basic plus policy value coverage than on a Type 1 basic cov-erage. As a result, policy values under a Type 1 basic coverage tend to in-crease faster than under a Type 2 basic plus policy value coverage, assuming favorable investment performance. Because of this, policyowners that are more interested in achieving higher policy values more quickly (assuming favorable investment experience) would be more likely to select a Type 1 basic coverage. In contrast, the death benefit under Type 2 will increase or decrease as the policy value increases or decreases. Consequently, policyowners who are more interested in increasing total death benefits (assuming favorable investment experience) would be more likely to select a Type 2 basic plus policy value coverage.

* The specified percentages are shown in the table below:

 Attained     Specified        Attained       Specified        Attained       Specified
 age          percentage       age            percentage       age            percentage
----------------------------------------------------------------------------------------
 40 OR
 YOUNGER      250%             59             134%             91             104%
 41           243              60             130              92             103
 42           236              61             128              93             102
 43           229              62             126              94             101
 44           222              63             124              95 OR          100
 45           215              64             122              OLDER
 46           209              65             120
 47           203              66             119
 48           197              67             118
 49           191              68             117
 50           185              69             116
 51           178              70             115
 52           171              71             113
 53           164              72             111
 54           157              73             109
 55           150              74             107
 56           146              75             105
 57           142              THROUGH
 58           138              90

EXAMPLES. For both examples, assume that the insured is under the age of 40 and that there is no outstanding policy loan.

Under Type 1, a policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death benefits. However, because life insurance death benefits cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be entitled to a life insurance death benefit of $500,000 (250% X $200,000); a policy value of $300,000 will yield a life insurance death benefit of $750,000 (250% X $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% X $500,000). Similarly, so long as policy value exceeds $100,000, each dollar taken out of policy value will reduce the life insurance death benefit by $2.50. If at any time the pol-icy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

Under Type 2, a policy with a specified amount of $250,000 will generally pay life insurance death benefits of $250,000 plus policy value. Thus, for example, a policy with a specified amount of $250,000 and policy value of $50,000 will yield a life insurance death benefit equal to $300,000 ($250,000 + $50,000); a policy value of $100,000 will yield a life insurance death benefit of $350,000 ($250,000 + $100,000). The life insurance death benefit cannot, however, be less than 250% (the applicable specified percentage) of policy value. As a re-sult, if the policy value of the policy exceeds $166,667, the life insurance death benefit will be greater than the specified amount plus policy value. Each additional dollar added to policy value above $166,667 will increase the life insurance death benefit by $2.50. A policy with a policy value of $200,000 will therefore have a life insurance death benefit of $500,000 (250% X $200,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% X $500,000); a policy value of $1,000,000 will yield a life insurance death benefit of $2,500,000 (250% X $1,000,000).

Similarly, any time policy value exceeds $166,667, each dollar withdrawn from policy value will reduce the life insurance death benefit by $2.50. If at any time, however, policy value multiplied by the specified percentage is less than the specified amount plus policy value, then the life insurance death benefit will be the specified amount plus policy value.

The above examples describe scenarios which include favorable investment per-formance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

DEATH BENEFIT GUARANTEE
Lincoln Life expects payment of the required death benefit guarantee monthly premiums will be sufficient, when combined with net investment results, to pay for all charges to the policy during the first three policy years,

                                   Account K
and thereby provide life insurance protection on the insured for that period. In some situations, however, the combination of poor net investment results and monthly deductions could result in the net cash surrender value being reduced to zero. In such situations, Lincoln Life will continue the policy in force for the first three policy years, provided the death benefit guarantee monthly pre-mium requirement continues to be met. Lincoln Life makes no charge for this ad-ditional benefit.

POLICY CHANGES
CHANGE IN TYPE OF DEATH BENEFIT. The owner may also change the type of death benefit coverage from Type 1 to Type 2 or from Type 2 to Type 1. The request for such a change must be made in writing on a form suitable to Lincoln Life. The change will be effective on the first monthly anniversary day on or next following the day Lincoln Life receives the request. No change in the type of death benefit will be allowed if the resulting specified amount would be less than the minimum specified amount of $50,000.

If the change is from Type 1 to Type 2, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change minus the policy value on the date of change.

If the change is from Type 2 to Type 1, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change plus the policy value on the date of change.

CHANGES IN AMOUNT OF INSURANCE COVERAGE. In addition to the above changes, the owner may request to increase or decrease the specified amount at any time. The request for such a change must be from the owner and in writing on a form suit-able to Lincoln Life. Any decrease will become effective on the first monthly anniversary day on or next following the day the request is received by Lincoln Life. Any such decrease will reduce insurance first against insurance provided by the most recent increase, next against the next most recent increases suc-cessively, and finally against insurance provided under the original applica-tion. The specified amount after any requested decrease may not be less than $50,000. Any request for an increase must be applied for on a supplemental ap-plication. Such increase will be subject to evidence of insurability satisfac-tory to Lincoln Life and to its issue rules and limits at the time of increase. Furthermore, such increase will not be allowed unless the net cash surrender value is sufficient to cover the next monthly deductions and the surrender charge for the increase. Any increase will become effective on the first monthly anniversary day on or next following the day the application for in-crease is approved.

POLICY VALUE
The policy provides for the accumulation of policy value, which is calculated as often as the assets of the Separate Account are valued. The policy value will vary with the investment performance of the General Account and of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and any charges and deduc-tions assessed the policy. The policy has no guaranteed minimum policy value or net cash surrender value.

On the policy date, the policy value will be the initial net premium, minus the sum of the following:

 a. The monthly charge;

 b. The cost of insurance for the first month;

 c. Any charges for extra benefits.

On each monthly anniversary day, the policy value is equal to the sum of the following:

 a. The policy value on the preceding day;

 b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 c. Interest at not less than the General Account guaranteed interest rate shown on the policy schedule on amounts allocated to the General Account;

 d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount;

 e. Any net premiums received since the preceding day.

Minus the sum of the following:

 f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 g. Any withdrawals;

 h. Any amount charged against the investment amount for federal or other gov-ernmental income taxes;

 i. All partial surrender charges deducted since the preceding day;

 j. The monthly charge;

 k. The cost of insurance for the following month;

 l. Any charges for extra benefits.

On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:
 a. The policy value on the preceding day;

 b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 c. Interest at not less than the General Account guaranteed interest rate shown on the policy schedule on amounts allocated to the General Account;

 d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount;

                                   Account K

 e. Any net premiums received since the preceding day.

Minus the sum of the following:

 f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 g. Any withdrawals; and

 h. Any amount charged against the investment amount for federal or other gov-ernmental income taxes.

The charges and deductions described above are further discussed in Charges and deductions, page 8.

GROSS INVESTMENT RESULTS. The gross investment results are equal to the change in the market value of the assets of a fund or series from the previous valua-tion day to the current day, plus the investment income on those assets during the same period.

NET INVESTMENT RESULTS. The net investment results are the gross investment re-sults of a fund or series minus the asset management charges and any miscella-neous fund expenses, and minus the mortality and expense risk charge.

The value of the assets in the funds or series will be taken at their fair mar-ket value in accordance with accepted accounting practices and applicable laws and regulations.

TRANSFER BETWEEN SUBACCOUNTS
Any time after the record date, the owner may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writ-ing on a form suitable to Lincoln Life; transfers may be made by telephone re-quest only if the owner has previously authorized telephone transfers in writ-ing on a form suitable to Lincoln Life. Lincoln Life will follow reasonable procedures to determine that the telephone requester is authorized to request such transfers, including requiring certain identifying information contained in the written authorization. If such procedures are followed, Lincoln Life will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request is received at the Home Office at Lincoln Life. A transfer charge of $10 is made for each transfer and is de-ducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The minimum amount which may be transferred be-tween subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve.

TRANSFER TO AND FROM THE GENERAL ACCOUNT
Any time after the record date, the owner may also request to transfer amounts from the Separate Account to the General Account. However, transfers from the General Account to the Separate Account are subject to some restrictions. A maximum of 20% of the unloaned policy value in the General Account may be transferred to the Separate Account in any period of 12 consecutive months. However, as a current practice, the 20% maximum transfer limitation does not apply for the first 6 policy months. There is no minimum transfer amount; how-ever, if the unloaned amount in the General Account is $500 or less, the owner may transfer the entire unloaned amount out of the General Account. A transfer charge of $10 is made for each transfer and may be deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

LOANS

At any time while the policy is in force the owner may make written request for a loan against the policy. A written loan agreement will be executed between the owner and Lincoln Life. The policy will be the sole security for the loan, and the policy must be assigned to Lincoln Life as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the re-quest for a loan is received at the Home Office of Lincoln Life. Payments may be postponed under certain circumstances. (See Postponement of payments, page 17.)

A loan taken from, or secured by, a policy may have federal income tax conse-quences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Federal tax matters, pages 19-22.)

LOAN AMOUNT. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known ad-dress of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Pol-icy lapse and reinstatement, page 15.)

LOAN INTEREST. Interest on any loan will be payable annually in advance at an annual rate of 6.0%, which is 6.38% effective annual rate of interest. Any in-terest not paid when due will be added to the loan amount and will bear inter-est at the same policy loan rate.

DEDUCTION OF LOAN AND LOAN INTEREST. Ordinarily the amount of any loan or un-paid loan interest will be deducted from the General Account and the subaccounts in proportion to the value in each. The deduction may be made by some other method if the owner requests, and if such method is acceptable to Lincoln Life. Amounts deducted from the Separate Account will be transferred to the Lincoln Life General Account, where they will earn interest at an annual rate of not less than 4.0%;

                                   Account K
currently, loaned amounts earn interest at an annual rate of 5.05%. The amount will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment results in the Separate Account compared to the interest credited to the assets transferred to the General Account to secure the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may increase or decrease the potential for policy lapse. In addition, outstanding policy loans reduce the death bene-fit.
LOAN REPAYMENTS. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. They may be allocated by some other method if the owner requests it, and if such method is acceptable to Lincoln Life. Any loan not repaid at the time of surrender of the policy, maturity, or death of the insured will be deducted from the amount otherwise payable.

WITHDRAWALS

Any time after the first policy year, and during the lifetime of the insured, a cash withdrawal may be made from the policy value. The amount and timing of the withdrawal is subject to certain limitations. The minimum withdrawal is $500 and only one withdrawal may be made during a policy year. During any year in which the surrender charge is greater than zero, the amount of the withdrawal may not be more than 20% of the net cash surrender value (except that Lincoln Life has the current practice of waiving the 20% limitation after the tenth policy year). During any year in which the surrender charge is equal to zero, the amount of the withdrawal may not be more than the net cash surrender value. As a current practice, the withdrawal charge is equal to 3% of the withdrawn amount during the first 10 policy years, and is equal to $10 at all other times. This charge is guaranteed not to exceed the greater of $25 or 5% of the withdrawn amount at times when the surrender charge is greater than zero and is guaranteed not to exceed $25 at all other times. The owner should be aware that withdrawals may result in the owner incurring a tax liability. (See Federal tax matters, pages 19-22.)

DEDUCTION OF WITHDRAWAL. When a withdrawal is made, the policy value will be reduced by the amount of the withdrawal. The amount will be deducted from the General Account and the subaccounts in proportion to the values in the General Account and the subaccounts. The deduction may be made by some other method if the owner requests it, and if such method is acceptable to Lincoln Life.

EFFECT OF WITHDRAWALS ON DEATH BENEFIT AND COST OF INSURANCE. A withdrawal may affect the death benefit amount in one of several ways. First, if the death benefit type is Type 1, the specified amount will automatically be reduced by the amount of the withdrawal, and thus will lower the death benefit by the same amount. If the death benefit is Type 2, this reduction in the specified amount does not occur, but the death benefit is lowered by the amount the policy value is decreased by the withdrawal. In addition, since the death benefit is re-quired to be at least equal to the specified percentage multiplied times the policy value, a reduction in the policy value will sometimes result in a reduc-tion in the death benefit equal to the specified percentage times the reduction in policy value. (See Death benefit and death benefit types, page 11.) In such cases, where the death benefit is reduced by an amount greater than the with-drawal, the subsequent cost of insurance will be reduced (under either type of death benefit) to reflect the excess reduction in death benefit.

No withdrawal will be allowed if the resulting insured's specified amount would be less than $50,000. The request for withdrawal must be in writing on a form suitable to Lincoln Life.

Ordinarily, withdrawals will be processed within seven days from the date the request for a withdrawal is received at the Home Office of Lincoln Life. Pay-ment of the withdrawal amount may be postponed under certain circumstances. (See Postponement of payments, page 17.)

POLICY LAPSE AND REINSTATEMENT

During the first three policy years, insurance coverage under the policy will be continued in force as long as the total premiums paid (minus any partial withdrawals and minus any outstanding loans) equals or exceeds the death bene-fit guarantee monthly premium times the number of months since the policy date, including the current month. Unless coverage is being continued under the death benefit guarantee (see Death benefit guarantee, page 12) lapse will occur when the policy value less surrender charges and less outstanding loans is insuffi-cient to cover the monthly deductions and the grace period expires without a sufficient payment. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders. Regardless of premium payments or current net cash sur-render value, coverage will never be continued beyond the maturity date of the policy.

A grace period of 61 days will begin on the date Lincoln Life sends a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. If lapse occurs during the first two policy years, any excess sales charge will be returned to the owner. If the insured dies dur-ing the grace period, regardless of the cause of the

                                   Account K
grace period, any due and unpaid monthly deductions will be deducted from the death benefit.

A lapsed policy may be re-
instated at any time within
five years after the date
of lapse and before the ma-
turity date by submitting
evidence of insurability
satisfactory to Lincoln
Life and a premium suffi-
cient to keep the policy in
force for two months. The
effective date of a rein-
statement will be the first
monthly anniversary day on
or next following the day
the application for rein-
statement is approved.

SURRENDER OF THE POLICY

The owner may surrender the policy at any time during the lifetime of the in-sured and receive the net cash surrender value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest. If surrender occurs during the first two policy years, any excess sales charge will be returned to the owner. The request must be made in writing on a form suitable to Lincoln Life. The request will be effective the date the request is received in the Home Office of Lin-coln Life, or at a later date if so requested by the owner. Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received at the Home Office of Lincoln Life. The surrender of the policy may have tax consequences.

PROCEEDS AND PAYMENT OPTIONS
PROCEEDS. The amount payable under the policy on the maturity date, on the sur-render of the policy, or upon the death of any insured person is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and plus any unearned loan interest. The proceeds to be paid on the surrender of the policy or on the maturity date will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount from date of death or maturity to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.

PAYMENT OPTIONS. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from Lincoln Life at the time payment is to be made. Under certain conditions, payment op-tions will only be available with the consent of Lincoln Life. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, ap-proval by Lincoln Life is needed before any proceeds can be applied to a pay-ment option.

The owner may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

The option date is any date the policy terminates under the termination provi-sion.

Any proceeds payable under the policy may also be settled under any other method of settlement offered by Lincoln Life on the option date. Additional in-terest as determined by Lincoln Life may be paid or credited from time to time in addition to the payments guaranteed under a payment option.

When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

THE CONTRACT

The entire contract consists of the policy plus the application and any supple-mental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on Lincoln Life only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assis-tant Secretary of Lincoln Life.

The policy is nonparticipating; it will not share in the profit or surplus earnings of Lincoln Life.

SUICIDE
If the insured commits suicide, while sane or insane, within two years from the policy date, the total liability of Lincoln Life under the policy will be the premiums paid, minus any policy loan, plus any unearned loan interest, minus any prior withdrawals, and minus the cost of any riders.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in insurance, our total liability with respect to

                                   Account K
such increase will be its cost of insurance and monthly charges.

If the insured commits suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid since the effective date of the rein-statement, minus any policy loan, plus any loan interest, minus any prior with-drawals, and minus the cost of any riders.

REPRESENTATIONS AND CONTESTABILITY
All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these state-ments are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years during the lifetime of the insured. Also, any increase in coverage or any reinstatement will not be contestable after that increase or reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the increase or reinstatement and will be subject to the same conditions as for contest of the policy.

INCORRECT AGE OR SEX
If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted to that which would be purchased by the most recent cost of insurance at the correct age and sex. The resulting death benefit will not be less than the percentage of the policy value required by the death benefit provision at the insured's correct age.

CHANGE OF OWNER OR BENEFICIARY
The owner of the policy is the owner identified in the application, or a suc-cessor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the in-sured. The owner may transfer all ownership rights and privileges to a new own-er. The request must be in writing on a form suitable to Lincoln Life. The change will be effective the day that the request is received in the Home Of-fice of Lincoln Life. Lincoln Life will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.

The beneficiary is identified in the application for the policy, and will re-ceive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, and provided that any prior designation does not prohibit such a change. A change will revoke any prior designation of the beneficiary. The request to change beneficiary must be in writing on a form suitable to Lincoln Life. Lincoln Life reserves the right to require the policy for endorsement of the change of beneficiary designation.

If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other Beneficiaries according to their interest. Fur-thermore, if no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

ASSIGNMENT
Any assignment of the policy will not be binding on Lincoln Life unless it is in writing on a form suitable to Lincoln Life and is received at the Home Of-fice. Lincoln Life will not be responsible for the validity of any assignment, and reserves the right to require the policy for endorsement of any assignment. An assignment of the policy may have tax consequences.

REPORTS AND RECORDS
Lincoln Life will maintain all records relating to the Separate Account. Lin-coln Life will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surren-der value, the current death benefit, any current policy loans, any premiums paid, any cost of insurance charges deducted, and any withdrawals made. The re-port will also include any other data that may be required where the contract is delivered.

In addition, Lincoln Life will provide to policyowners semiannually, or other-wise as may be required by regulations under the Investment Company Act of 1940, a report containing information about the operations of the funds and se-ries.

Lincoln Life has entered into an agreement with Delaware Management Holdings, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting serv-ices to the Separate Account.

PROJECTION OF BENEFITS AND VALUES
At the owner's request, Lincoln Life will provide a report to the owner which shows projected future results. The request must be in writing on a form suit-able to Lincoln Life. The report will be comparable in format to those shown in Appendix D and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or Lincoln Life. A reasonable fee may be charged for this projection.

POSTPONEMENT OF PAYMENTS
Payments of any amount payable on surrender, loan, or benefits payable at death or maturity may be post-

                                   Account K
poned whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is re-stricted as determined by the Securities and Exchange Commission; (ii) the Com-mission by order permits postponement for the protection of owners; or (iii) an emergency exists, as determined by the Commission, as a result of which dis-posal of securities is not reasonably practical or it is not reasonably practi-cal to determine the value of the Separate Account's net assets. Transfers may also be postponed under such circumstances.

Requests for surrenders or policy loans of policy values representing premiums paid by check may be delayed until such time as the check has cleared the own-er's bank.

RIDERS
The availability of the riders listed below is subject to approval by the State Insurance Department of the State in which the policy is issued, and is also subject to the current underwriting and issue procedures in place at the time of the application. The underwriting and issue procedures are subject to change without notice.

TERM RIDER FOR COVERED INSURED. The spouse and/or children of the Primary In-sured may be added as an other insured on the base plan. Likewise, other indi-viduals can be added as an Other Insured. The Term Rider for Covered Insured is a term rider available for issue ages 0 to 80 and the cost of insurance is de-ducted monthly for this benefit. Up to three such riders may be added to a base policy. The maximum amount which may be issued on any rider equals the amount of coverage on the policy multiplied times 19. The minimum amount is $25,000 for each Other Insured.

CHILDREN'S TERM RIDER. The Children's Term Rider is a term rider available for children (natural, adopted, or stepchild) of the Primary Insured. Children 15 days to age 24 inclusive are covered. The rider is available in units of $1,000 with a minimum of $2,000 and a maximum of $20,000 per any one family. The cost of insurance for this rider is deducted monthly.

GUARANTEED INSURABILITY RIDER. This rider is available for issue ages 0 to 40 and it is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. This rider allows the Covered Insured to pur-chase, without evidence of insurability, additional insurance on the option dates, or alternate option dates. It can be purchased in units of $1,000, with a minimum amount of $10,000 and a maximum amount of $100,000 or the specified amount, if less. Total amount of options exercised may not exceed five times the option amount. There are eight regular option dates, beginning at age 25, every three years thereafter, and the last option is at age 46. An alternate option date will occur three months after marriage, birth of a child, or adop-tion of a child. Exercising an alternate option date reduces the next regular option date. This rider is not available for substandard risks. The cost of in-surance for this rider is deducted monthly from the policy value.

ACCIDENTAL DEATH BENEFIT RIDER. This rider is available for the Primary In-sured, and/or those covered under the Term Rider for Covered Insured. The Acci-dental Death Benefit Rider provides an additional life insurance benefit in the case of accidental death. It is available for ages 5 through 69. The minimum amount which can be purchased is $10,000 and the maximum amount is two times the specified amount on the Covered Insured, not to exceed a total of $350,000 in all policies, in all companies, for that insured. The cost of insurance for this rider is deducted monthly from the policy value.

WAIVER OF COST OF INSURANCE RIDER. This rider is available for ages 5 through
64. It waives the total cost of insurance for the policy, the monthly charge, and the cost of any additional benefit riders, after the Primary Insured has been totally disabled for six consecutive months and the claim for total dis-ability has been approved. The cost of insurance for this rider is deducted monthly from the policy value.

DISABILITY BENEFIT PAYMENT RIDER. This rider is available for ages 5 through
64. If the Covered Insured (Primary Insured or Other Insureds) under this rider has been totally disabled for six consecutive months, and the claim for total disability has been approved, a disability benefit amount will be paid as a premium to the policy. The minimum benefit which can be selected is $50 per month. The maximum is two times the death benefit guarantee monthly premium. The cost of insurance for this rider is deducted monthly from the policy value.

CONVALESCENT CARE BENEFIT RIDER. This rider may be available in several forms which differ by the amount and duration of benefit payments and also by the conditions required to receive benefit payments. The rider is available for the Primary Insured only and its availability may stipulate certain minimum or max-imum policy specified amounts. The rider provides benefit payments when the health of the insured is such that covered convalescent care services are nec-essary. The cost of insurance for this rider is deducted monthly from the pol-icy value.

CONTINGENT OPTION RIDER. The Contingent Option Rider is a guaranteed insurabil-ity rider that gives the owner the right to purchase an additional policy with-out evidence of insurability upon the death of the designated person (the Op-tion Life). Available to issue ages 0 through 80. The cost of insurance for this rider is based on the Contingent Option Amount and is deducted monthly from the policy value.

RETIREMENT OPTION RIDER. The Retirement Option Rider is a guaranteed insurabil-ity rider that gives the owner the right to purchase an additional policy with-out

                                   Account K
evidence of insurability within 60 days after a specific date (the option date). The option date, determined at the issue of the rider, may be the own-er's anticipated retirement date or some other date after which additional in-surance may be needed. Available to issue ages 0 through 70. The cost of insur-ance for this rider is based on the retirement option amount and is deducted monthly from the policy value.

ACCELERATED BENEFIT ELECTION RIDER. This rider is available to issue ages 0 through 80 and gives the owner the right to receive a portion of the death ben-efit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all ad-vanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. There is no cost of insurance for this rid-er, but an administrative expense charge is payable upon application for bene-fits.

JOINT LIFE TERM RIDER FOR COVERED INSUREDS. This rider is available for issue ages 20 to 80. This rider provides term insurance for two, three, or four indi-viduals and pays the Joint Life Term Death Benefit upon the death of the first to die of the Covered Insureds. The cost of insurance and monthly charges for this rider are deducted monthly from the policy value.

LAST SURVIVOR TERM RIDER FOR COVERED INSUREDS. This rider is available for is-sue ages 20 to 85 if the average of the ages does not exceed 80. This rider provides term insurance for two, three, or four individuals and pays the last survivor term death benefit upon the death of the last to die of the Covered Insureds. The cost of insurance and monthly charges for this rider are deducted monthly from the policy value. The minimum issue amount is $25,000; the maximum issue amount is equal to 19 times the specified amount of the policy.

LAST SURVIVOR CONTINGENT OPTION INSURABILITY RIDER AND LAST SURVIVOR RETIREMENT OPTION INSURABILITY RIDER. These riders are only available if a Last Survivor Term Rider for Covered Insureds is on the policy. The Last Survivor Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional last survivor policy without evidence of insurability upon the death of the designated person (the option life). The Last Survivor Retirement Option Insurability Rider grants a similar benefit to be exercised within 60 days of the option date. The option date is chosen at issue and can-not be later than age 80 of the oldest insured. Available to issue ages 20 through 70 of the oldest insured. The cost of insurance for this rider is based on the contingent option amount and is deducted monthly from the policy value. The minimum issue amount is $100,000; the maximum issue amount is 5 times the specified amount of the last survivor term rider to which it is attached.

DISTRIBUTION OF THE POLICY

Lincoln Life intends to offer the policies in all jurisdictions where it is li-censed to do business. Lincoln Life, the principal underwriter for the poli-cies, is registered with the Securities and Exchange Commission under the Secu-rities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, Ind. 46802.

The policy will be sold by individuals who, in addition to being licensed as life insurance agents for Lincoln Life, are also its registered representa-tives. These representatives ordinarily receive commissions and service fees up to 60% of the first year required premium (the death benefit guarantee monthly premium times 12), plus up to 2% of all other premiums paid, plus 0.25% of ac-cumulated policy values in the third policy year and each year thereafter. The local agency receives additional compensation on the first year required pre-mium and all additional premiums, plus a small percentage of accumulated policy values. In some situations, the local agency may elect to share its commission with the registered representative. Selling representatives are also eligible for bonuses and non-cash compensation if certain production levels are reached. All compensation is paid from Lincoln Life's resources, which include sales charges made under the policy.

FEDERAL TAX MATTERS

The following discussion is intended to provide a general description of the federal income tax considerations associated with the policy. It does not pur-port either to be complete or to cover all situations; this discussion is not intended to be taken as tax advice. Consult a qualified tax advisor for more complete information. This discussion is based upon Lincoln Life's understand-ing of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpre-tation by the Internal Revenue Service. Federal tax laws may change without no-tice and as a result the taxable consequences to the insured, policyowner, or beneficiary may be altered.

TAX STATUS OF THE POLICY

Section 7702 of the Internal Revenue Code of 1986, as amended (the Code), in-cludes a definition of a life insurance contract for federal tax purposes. This definition can be satisfied by complying with either of two tests set forth in section 7702. Although the Secretary

                                   Account K

of the Treasury (the Treasury) is authorized to prescribe regulations inter-preting the manner in which the tests under section 7702 are to be applied, such regulations have not been issued. In addition, section 7702 of the Code was amended by imposing certain modified requirements with respect to the mor-tality (i.e., cost of insurance) and other expense charges that are to be used in determining compliance of the policies with section 7702. Guidance as to how these modified requirements are to be applied is extremely limited. If a policy were determined not to be a life insurance contract for purposes of section 7702, such policy would not provide most of the tax advantages normally pro-vided by a life insurance policy.

With respect to a policy (other than a policy in respect of a smoker) issued on the basis of a standard rate class or a rate class involving a lower mortality risk (i.e., preferred basis), while there is some uncertainty due to the lack of regulations and the limited guidance on the modified section 7702 require-ments, Lincoln Life nonetheless believes that such a policy should meet the section 7702 definition of a life insurance contract. With respect to a policy issued on a substandard basis (i.e., a rate class involving higher than stan-dard mortality risk), a policy in respect of a smoker issued on a standard rate class or a rate class with a lower mortality risk, or a policy which has a last survivor of multiple insureds or first to die of multiple insureds feature, there is even less guidance in particular as to how the modified requirements are to be applied in determining whether such a policy meets the section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a policy would satisfy section 7702, particularly if the owner pays the full amount of premiums permitted under the policy. If it is subsequently de-termined that a policy does not satisfy section 7702, Lincoln Life will take whatever steps are appropriate and necessary to cause such a policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any premiums refunded as required by law). For these reasons, Lin-coln Life reserves the right to modify the policy as necessary to qualify it as a life insurance contract under section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regula-tion or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the policy to be treated as a life insurance contract for federal tax purposes. The Separate Account, through the various funds or series in which it invests, intends to comply with the diversification require-ments prescribed in Treasury Regulations, which affect how each fund's or se-ries assets may be invested. Lincoln Life does not have control over the funds or series or their investments. Nonetheless, Lincoln Life believes that the funds or series will be operated in compliance with the requirements prescribed by the Treasury.

The regulations relating to diversification requirements do not provide guid-ance concerning the extent to which policyowners may direct their investments to the subaccounts of a Separate Account. When additional guidance is provided, the policy may need to be modified to comply with such guidance. It is not clear what this additional guidance will provide nor whether it will be applied on a prospective basis only. For these reasons, Lincoln Life reserves the right to modify the policy as necessary to prevent the owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Treasury Department has indicated that guidelines may be forthcoming under which a variable life contract will not be treated as a life insurance contract for tax purposes if the owner of the contract has excessive control over the investments underlying the contract. The issuance of such guidelines may re-quire the company to impose limitations on a contract owner's right to control the investment. It is not known whether any such guidelines would have a retro-active effect.

The following discussion assumes that the policy will qualify as a life insur-ance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS
1. IN GENERAL. Lincoln Life believes that the proceeds and cash value increases of a policy should be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the policy should be excludable from the gross income of the beneficiary under
Section 101(a)(1) of the Code.

A change in a policy's specified amount, a change in death benefit option, the payment of premiums, the addition of additional insurance, a policy loan, a partial withdrawal, a lapse with outstanding indebtedness, exchange of a poli-cy, or a surrender may have tax consequences depending upon the circumstances. In addition, federal estate and generation skipping transfer, and state and lo-cal estate inheritance, and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each owner or beneficiary. A competent tax advisor should be consulted for further information. Generally, the owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a policy depend on whether the policy is classified as a "Modified Endowment Contract" under section 7702A.

2. MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a Modified Endow-ment Contract depending upon the amount of premiums paid in relation to the death benefit provided under such policy. In addition, if a policy is "materi-ally changed," it may be treated as a Modified Endowment Contract depending upon such

                                   Account K
relationship after such change. The premium limitation and material change rules for determining whether a policy is a Modified Endowment Contract are ex-tremely complex. Moreover, due to the policy's flexibility, classification of a policy as a Modified Endowment Contract will depend upon the circumstances of each policy. Accordingly, a prospective owner should contact a competent tax advisor before purchasing a policy to determine the circumstances in which the policy would be a Modified Endowment Contract. In addition, an owner should contact a competent tax advisor before paying any additional premium or making any other change to, including an exchange of, a policy to determine whether such premium payment or change would cause the policy to be treated as a Modi-fied Endowment Contract.

Lincoln Life will monitor premiums paid into each policy after the date of this prospectus to determine when a premium payment will exceed the 7-pay limitation and cause the policy to become a Modified Endowment Contract. In simplified terms, the 7-pay limitation is satisfied only if the accumulated premiums paid under a policy do not at any time during the first seven policy years exceed the sum of the equal annual premiums that would have been paid for a similar policy providing for fully funded benefits at the end of the seven year period. If the owner has given Lincoln Life instructions that the policy should not be allowed to become a Modified Endowment Contract, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days. If the owner has not given Lincoln Life instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of Modified Endowment Contract status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the Modified Endow-ment Contract status of the policy.

3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Pol-icies classified as Modified Endowment Contracts are subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the policy (de-scribed below) at such time. Second, loans taken from, or secured by, such a policy are treated as distributions from such a policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any dis-tribution from, or loan taken from or secured by, such a policy that is in-cluded in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and the owner's beneficiary. Fourth, the cost of insurance for certain riders which are not "qualified additional benefits" such as the Convalescent Care Rider may be treated as distributions from such a policy and taxed accordingly.

4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a policy that is not classified as a Modified Endowment Con-tract are generally treated as first recovering the investment in the policy (described below) and then, only after the return of all such investment in the policy, as distributing taxable income. An exception to this general rule oc-curs in the case of a decrease in the specified amount, a change in death bene-fits from Type 2 to Type 1, or any other change that reduces benefits under the policy in the first 15-years after the policy is issued and that results in a cash distribution to the owner in order for the policy to continue complying with the section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in section 7702.

Loans from, or secured by, a policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebted-ness of the owner.

Upon a complete surrender or lapse of a policy that is not a Modified Endowment Contract, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess will generally be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

5. POLICY LOAN INTEREST. Generally, interest paid on any loan under a policy which is owned by an individual is not deductible. In addition, interest on any loan under a policy owned by a taxpayer and covering the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to contracts covering such individual exceeds $50,000. No amount of policy loan interest is, however, deductible if the policy was deemed for federal tax purposes to be a single premium life insurance contract. For interest paid or accrued after October 13, 1996, additional rules apply which may reduce or eliminate any interest deduction. The owner should consult a competent tax advisor concerning the rules and limitations.

6. INVESTMENT IN THE POLICY. Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the policy which is ex-

                                   Account K
cluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a Modified Endowment Contract, to the ex-tent such amount is excluded from gross income, will be disregarded), plus,
(iii) the amount of any loan from, or secured by, a policy that is a Modified Endowment Contract to the extent that such amount is included in the gross in-come of the owner.

7. MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by Lin-coln Life (or its affiliates) to the same owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in gross income under section 72 (e) of the Code.

8. TAXATION OF CONVALESCENT CARE BENEFIT RIDER AND ACCELERATED BENEFIT ELECTION RIDER. Lincoln Life believes that any benefits paid under the Accelerated Bene-fit Election Rider generally will be excludable from the recipient's income. It is unclear whether Convalescent Care Benefit Riders issued prior to January 1, 1997, constitute qualified long-term care insurance contracts under the Code. If a rider is qualified, long-term care benefits generally will be excludable from income. (Benefits received may be includable in income, however, if other long-term care insurance contracts or riders cover the insured). If a rider is not qualified, benefits may be includable in income. In addition, Convalescent Care Benefit Riders issued after December 31, 1996, do not constitute qualified long-term care insurance contracts under the Code. Thus, benefits received from such riders may be includable in income.

TAXATION OF THE SEPARATE ACCOUNT

Lincoln Life does not initially expect to incur any income tax upon the earn-ings or the realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is being made currently to the Separate Ac-count for federal income taxes which may be attributable to the Separate Ac-count. If, however, Lincoln Life determines that it may incur such taxes, it may assess a charge for those taxes from the policy.

VOTING RIGHTS

To the extent required by law, Lincoln Life will vote shares of the funds and series held in the Separate Account at regular and special shareholder meetings of the funds and series in accordance with instructions received from persons having voting interests in the Separate Account. If, however, the Investment Company Act of l940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Lincoln Life de-termines that it is permitted to vote the fund shares in its own right, it may elect to do so.

The number of votes which each policyowner has the right to instruct will be determined as one vote for each $100 of policy value in each subaccount. Frac-tional shares will be allocated for amounts less than $100. The number of votes which the policyowner has the right to instruct will be determined as of the date coincident with the date established by the various series for determining shareholders eligible to vote at the meetings of the funds and series. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the funds and series. Lincoln Life will vote shares of each fund and series as to which no timely instructions are received in proportion to the voting instructions which are received with re-spect to all policies participating in that fund or series. Each person having a voting interest will receive proxy material, reports and other materials re-lating to the appropriate portfolio.

DISREGARD OF VOTING INSTRUCTIONS. Lincoln Life may, when required by state in-surance regulatory authorities, disregard voting instructions if the instruc-tions require that the shares be voted so as to cause a change in the sub-clas-sification or investment objective of any of the funds or series or to approve or disapprove an investment advisory contract for a fund or series. In addi-tion, Lincoln Life itself may disregard voting instructions in favor of changes initiated by a policyowner in the investment policy or the investment advisor of a fund or series if Lincoln Life reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Lincoln Life determined that the change would have an adverse effect on its General Account in that the proposed investment policy for any fund or series may result in overly specula-tive or unsound investments. In the event Lincoln Life does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semiannual report to policyowners.

STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT

Lincoln Life, a stock life insurance company organized under the laws of Indi-ana, is subject to regulation by the Insurance Department of the State of Indi-ana. An annual statement is filed with the Indiana Department of Insurance (De-partment) on or before March 1st of each year covering the operations and re-porting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Department examines the liabilities and re-serves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Depart-ment at least once every five years.

                                 Account K

In addition, Lincoln Life is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount. Additional protection is provided in the form of a blanket fidelity bond which covers directors and employees of Lincoln Life. The bond, which was issued by Fidelity and Deposit Co. of Maryland covers up to $25,000,000.

The funds and series do not issue certificates. Thus, Lincoln Life holds the Separate Account's assets in an open account in lieu of stock certificates.

LEGAL PROCEEDINGS

There are no material legal or administrative proceedings pending or known to be contemplated, other than ordinary routine litigation incidental to the busi-ness, to which Lincoln Life or the Separate Account are party, or to which any of their assets are subject.

EXPERTS

The financial statements of the Separate Account and the financial statements and schedules of Lincoln Life appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports which also appear elsewhere in this document and in the registration statement. The financial statements and schedules audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Denis G. Schwartz, FSA, as stated in the opinion filed as an exhibit to the Registration Statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Com-mission, under the Securities Act of l933, as amended, with respect to the pol-icy offered hereby. This prospectus does not contain all the information set forth in such registration statement and the amendments and exhibits to such registration statement, to all of which reference is made for further informa-tion concerning the Separate Account, Lincoln Life and the policy offered here-by. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                                   Appendix A
APPENDIX A

Base minimum premiums                   Prf NS= Preferred nonsmoker
Per $1,000 of specified amount*         Std NS= Standard nonsmoker
                                        Prf SM= Preferred smoker

Male (or unisex), age on policy date
                                        Std SM = Standard smoker

Age   Prf NS   Std NS   Prf SM   Std SM   Age   Prf NS   Std NS   Prf SM   Std SM
---------------------------------------------------------------------------------
  0    **      3.62      **       **
---------------------------------------------------------------------------------
  1            2.12                        41    8.33     8.81     11.82    12.18
  2            2.12                        42    8.80     9.28     12.88    13.24
  3            2.12                        43    9.17     9.77     13.81    14.29
  4            2.12                        44    9.69    10.29     15.17    15.53
  5            2.12                        45   10.12    10.84     16.46    16.94
---------------------------------------------------------------------------------
  6            2.12                        46   10.59    11.43     17.58    18.18
  7            2.12                        47   11.34    12.18     18.69    19.41
  8            2.13                        48   11.98    13.06     20.10    20.82
  9            2.21                        49   12.86    13.94     21.52    22.24
 10            2.31                        50   13.80    15.00     22.98    23.82
---------------------------------------------------------------------------------
 11            2.41                        51   14.92    16.24     24.75    25.59
 12            2.65                        52   16.03    17.47     26.57    27.53
 13            3.00                        53   17.27    18.71     28.74    29.82
 14            3.18                        54   18.73    20.29     31.04    32.12
 15            3.35                        55   20.26    22.06     33.39    34.59
---------------------------------------------------------------------------------
 16   3.59     3.71      4.29     4.41     56   21.90    23.82     35.66    36.98
 17   3.94     4.06      4.64     4.76     57   23.72    25.76     36.62    38.06
 18   4.12     4.24      4.82     4.94     58   25.72    27.88     37.59    39.15
 19   4.12     4.24      4.82     4.94     59   27.78    30.18     38.68    40.36
 20   4.12     4.24      5.00     5.12     60   30.13    32.65     39.90    41.70
---------------------------------------------------------------------------------
 21   4.12     4.24      5.05     5.29     61   32.83    35.47     41.25    43.17
 22   4.12     4.24      5.05     5.29     62   34.55    37.43     42.79    44.83
 23   4.12     4.24      5.23     5.47     63   35.58    38.70     44.46    46.74
 24   4.12     4.24      5.41     5.65     64   36.80    40.04     46.01    48.65
 25   4.12     4.24      5.41     5.65     65   38.03    41.51     47.93    50.57
---------------------------------------------------------------------------------
 26   4.17     4.29      5.41     5.65     66   38.73    42.39     51.20    52.47
 27   4.36     4.48      5.41     5.65     67   39.58    43.30     53.53    54.93
 28   4.57     4.69      5.41     5.65     68   41.17    45.11     55.99    57.52
 29   4.78     4.90      5.60     5.84     69   43.28    47.35     58.82    60.26
 30   5.01     5.13      5.94     6.18     70   45.66    49.78     61.93    63.21
---------------------------------------------------------------------------------
 31   5.26     5.38      6.18     6.42     71   48.30    52.46     65.39    66.41
 32   5.52     5.64      6.50     6.74     72   51.55    55.63     69.24    70.09
 33   5.80     5.92      6.84     7.08     73   55.35    59.42     73.74    74.33
 34   6.09     6.21      7.20     7.44     74   59.69    63.68     78.52    78.90
 35   6.40     6.52      7.58     7.82     75   64.41    68.23     83.30    83.55
---------------------------------------------------------------------------------
 36   6.73     6.85      7.99     8.23     76   69.46    72.85     87.78    88.03
 37   7.08     7.20      8.42     8.66     77   74.84    77.72     92.28    92.54
 38   7.21     7.57      9.11     9.35     78   80.70    82.95     96.81    97.06
 39   7.60     7.96      9.88    10.24     79   87.32    88.72    101.48   101.74
 40   8.02     8.38     10.76    11.12     80   94.43    95.11    106.44   106.69
---------------------------------------------------------------------------------

*To determine the death benefit guarantee monthly premium, multiply the speci-fied amount divided by 1000 times the number shown for the age and classifica-tion of the insured, then add $100 per policy and divide the result by 12. Ad-ditional amounts are required for riders and/or substandards.

**This classification is not available below the age of 16.

                                   Appendix A
APPENDIX A CONTINUED

Base minimum premiums                   Prf NS= Preferred nonsmoker
Per $1,000 of specified amount*         Std NS= Standard nonsmoker
                                        Prf SM= Preferred smoker
Female age on policy date               Std SM = Standard smoker

Age   Prf NS   Std NS   Prf SM   Std SM   Age   Prf NS   Std NS   Prf SM   Std SM
---------------------------------------------------------------------------------
  0    **      2.98      **       **
---------------------------------------------------------------------------------
  1            1.76                        41    7.06     7.42     9.29     9.53
  2            1.76                        42    7.43     7.79     9.88    10.24
  3            1.76                        43    7.70     8.18    10.58    10.94
  4            1.76                        44    7.99     8.59    11.64    12.00
  5            1.76                        45    8.42     9.02    12.70    13.06
---------------------------------------------------------------------------------
  6            1.76                        46    8.76     9.48    13.46    13.94
  7            1.76                        47    9.24     9.96    14.34    14.82
  8            1.76                        48    9.63    10.47    15.28    15.88
  9            1.83                        49   10.06    11.02    16.52    17.12
 10            1.90                        50   10.69    11.65    17.75    18.35
---------------------------------------------------------------------------------
 11            1.98                        51   11.57    12.53    19.04    19.76
 12            2.12                        52   12.33    13.41    20.46    21.18
 13            2.15                        53   13.21    14.29    21.75    22.59
 14            2.24                        54   14.15    15.35    23.16    24.00
 15            2.33                        55   14.92    16.24    24.57    25.41
---------------------------------------------------------------------------------
 16   2.30     2.42     2.76     2.88      56   15.62    16.94    25.69    26.65
 17   2.40     2.52     2.88     3.00      57   16.38    17.82    26.92    27.88
 18   2.51     2.63     3.06     3.18      58   17.15    18.71    28.04    29.12
 19   2.62     2.74     3.13     3.25      59   18.03    19.59    29.27    30.35
 20   2.73     2.85     3.28     3.40      60   19.26    20.82    31.04    32.12
---------------------------------------------------------------------------------
 21   2.85     2.97     3.43     3.55      61   20.73    22.41    33.21    34.41
 22   2.98     3.10     3.58     3.70      62   22.73    24.53    35.60    36.92
 23   3.12     3.24     3.74     3.86      63   25.08    27.00    36.75    38.19
 24   3.25     3.37     3.92     4.04      64   27.61    29.65    37.97    39.53
 25   3.41     3.53     4.10     4.22      65   30.19    32.47    39.19    40.87
---------------------------------------------------------------------------------
 26   3.56     3.68     4.29     4.41      66   32.23    34.59    39.74    41.52
 27   3.73     3.85     4.49     4.61      67   33.48    35.93    40.14    42.12
 28   3.90     4.02     4.71     4.83      68   33.83    36.35    41.44    42.92
 29   4.09     4.21     4.93     5.05      69   34.44    36.92    43.19    44.63
 30   4.28     4.40     5.17     5.29      70   35.49    38.12    45.32    46.67
---------------------------------------------------------------------------------
 31   4.37     4.61     5.42     5.54      71   37.48    40.19    47.97    49.20
 32   4.59     4.83     5.69     5.81      72   39.99    42.75    51.10    52.29
 33   4.82     5.06     5.97     6.09      73   43.05    45.85    54.79    55.89
 34   5.06     5.30     6.27     6.39      74   46.75    49.51    59.11    60.04
 35   5.32     5.56     6.58     6.70      75   50.82    53.53    63.83    64.47
---------------------------------------------------------------------------------
 36   5.59     5.83     6.79     7.03      76   55.39    57.93    68.68    69.06
 37   5.76     6.12     7.14     7.38      77   60.51    62.76    73.61    73.86
 38   6.06     6.42     7.50     7.74      78   66.49    68.31    79.00    79.26
 39   6.38     6.74     7.88     8.12      79   73.50    74.73    84.97    85.22
 40   6.71     7.07     8.58     8.82      80   81.21    81.89    91.60    91.86
---------------------------------------------------------------------------------

*To determine the death benefit guarantee monthly premium, multiply the speci-fied amount divided by 1000 times the number shown for the age and classifica-tion of the insured, then add $100 per policy and divide the result by 12. Ad-ditional amounts are required for riders and/or substandards.

**This classification is not available below the age of 16.

                                   Appendix B
APPENDIX B


Surrender charges
                                        Prf NS= Preferred nonsmoker
Per $1,000 of specified amount          Std NS= Standard nonsmoker

Male (or unisex), age on policy date*

                                        Prf SM= Preferred smoker

Age   Prf NS   Std NS   Prf SM   Std SM   Age   Prf NS   Std NS   Prf SM   Std SM
---------------------------------------------------------------------------------
 0     **       3.52     **       **
---------------------------------------------------------------------------------
 1              2.79                       41   10.98    11.62    15.60    16.06
 2              2.79                       42   11.59    12.23    16.98    17.47
 3              2.79                       43   12.10    12.89    18.22    18.85
 4              2.79                       44   12.78    13.57    20.02    20.48
 5              2.79                       45   13.35    14.30    21.71    22.35
---------------------------------------------------------------------------------
 6              2.79                       46   13.97    15.09    23.19    23.98
 7              2.79                       47   14.96    16.06    24.66    25.61
 8              2.79                       48   15.80    17.23    26.53    27.48
 9              2.90                       49   16.96    18.39    28.40    29.35
10              3.04                       50   18.22    19.80    30.34    31.44
---------------------------------------------------------------------------------
11              3.17                       51   19.69    21.43    32.65    33.77
12              3.48                       52   21.14    23.06    35.07    36.32
13              3.96                       53   22.79    24.68    37.93    39.36
14              4.18                       54   24.73    26.77    40.96    42.39
15              4.42                       55   26.73    29.11    44.07    45.65
---------------------------------------------------------------------------------
16     4.73     4.88     5.65     5.81     56   28.91    31.44    47.06    48.40
17     5.19     5.35     6.12     6.27     57   31.31    33.99    48.33    48.40
18     5.43     5.59     6.36     6.51     58   33.95    36.81    48.40    48.40
19     5.43     5.59     6.36     6.51     59   36.65    39.82    48.40    48.40
20     5.43     5.59     6.58     6.75     60   39.75    43.08    48.40    48.40
---------------------------------------------------------------------------------
21     5.43     5.59     6.67     6.97     61   43.32    46.82    48.40    48.40
22     5.43     5.59     6.67     6.97     62   45.58    48.40    48.40    48.40
23     5.43     5.59     6.89     7.22     63   46.97    48.40    48.40    48.40
24     5.43     5.59     7.13     7.44     64   48.40    48.40    48.40    48.40
25     5.43     5.59     7.13     7.44     65   48.40    48.40    48.40    48.40
---------------------------------------------------------------------------------
26     5.50     5.65     7.13     7.44     66   48.40    48.40    48.40    48.40
27     5.74     5.92     7.13     7.44     67   48.40    48.40    48.40    48.40
28     6.03     6.18     7.13     7.44     68   48.12    48.12    48.40    48.40
29     6.31     6.47     7.37     7.70     69   47.85    47.85    48.35    48.35
30     6.60     6.78     7.83     8.14     70   47.62    47.62    48.28    48.28
---------------------------------------------------------------------------------
31     6.93     7.08     8.14     8.47     71   47.42    47.42    48.21    48.21
32     7.28     7.44     8.56     8.89     72   47.24    47.24    48.18    48.18
33     7.66     7.81     9.02     9.33     73   47.06    47.06    48.17    48.17
34     8.03     8.18     9.50     9.81     74   46.79    46.86    48.14    48.14
35     8.45     8.60     9.99    10.32     75   46.44    46.79    47.85    47.85
---------------------------------------------------------------------------------
36     8.87     9.04    10.54    10.85     76   46.06    46.44    46.81    46.81
37     9.35     9.50    11.11    11.42     77   45.38    46.06    45.65    45.65
38     9.50     9.99    12.01    12.34     78   44.08    45.38    44.37    44.37
39    10.03    10.49    13.02    13.51     79   42.67    42.67    42.96    42.96
40    10.58    11.04    14.19    14.67     80   41.12    41.12    41.41    41.41
---------------------------------------------------------------------------------

                                        Std SM = Standard smoker

* For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and will be two-thirds that of the corresponding surrender charge listed above.

** This classification is not available below the age of 16.

                                   Appendix B
APPENDIX B CONTINUED

Surrender charges                       Prf NS = Preferred nonsmoker
                                        Std NS = Standard nonsmoker
Per $1,000 of specified amount          Prf SM = Preferred smoker

Female, age on policy date*             Std SM = Standard smoker

Age   Prf NS   Std NS   Prf SM   Std SM   Age   Prf NS   Std NS   Prf SM   Std SM
---------------------------------------------------------------------------------
 0     **      2.90      **       **
---------------------------------------------------------------------------------
 1             2.31                        41    9.31     9.79    12.25    12.56
 2             2.31                        42    9.79    10.27    13.02    13.51
 3             2.31                        43   10.14    10.78    13.95    14.43
 4             2.31                        44   10.54    11.33    15.36    15.84
 5             2.31                        45   11.11    11.90    16.76    17.23
---------------------------------------------------------------------------------
 6             2.31                        46   11.55    12.50    17.75    18.39
 7             2.31                        47   12.19    13.13    18.92    19.56
 8             2.31                        48   12.72    13.82    20.17    20.97
 9             2.40                        49   13.27    14.54    21.80    22.59
10             2.51                        50   14.10    15.36    23.43    24.22
---------------------------------------------------------------------------------
11             2.62                        51   15.27    16.52    25.12    26.07
12             2.79                        52   16.28    17.69    26.99    27.94
13             2.82                        53   17.42    18.85    28.69    29.81
14             2.95                        54   18.68    20.26    30.56    31.68
15             3.06                        55   19.69    21.43    32.43    33.53
---------------------------------------------------------------------------------
16    3.04     3.19      3.63     3.78     56   20.61    22.35    33.90    35.16
17    3.17     3.32      3.78     3.96     57   21.63    23.52    35.53    36.81
18    3.30     3.45      4.03     4.18     58   22.62    24.68    37.00    38.43
19    3.45     3.61      4.14     4.29     59   23.78    25.85    38.63    40.06
20    3.61     3.76      4.31     4.47     60   25.41    27.48    40.96    42.39
---------------------------------------------------------------------------------
21    3.76     3.92      4.51     4.66     61   27.37    29.57    43.82    45.41
22    3.92     4.09      4.71     4.88     62   29.99    32.36    46.97    48.40
23    4.11     4.27      4.93     5.08     63   33.09    35.64    48.40    48.40
24    4.29     4.44      5.17     5.32     64   36.43    39.12    48.40    48.40
25    4.49     4.64      5.39     5.57     65   39.84    42.86    48.40    48.40
---------------------------------------------------------------------------------
26    4.69     4.86      5.65     5.81     66   43.19    46.35    48.40    48.40
27    4.91     5.08      5.92     6.07     67   45.56    48.40    48.40    48.40
28    5.15     5.30      6.20     6.36     68   46.75    48.40    48.40    48.40
29    5.39     5.54      6.51     6.67     69   48.17    48.17    48.31    48.31
30    5.65     5.81      6.82     6.97     70   47.78    47.78    47.97    47.97
---------------------------------------------------------------------------------
31    5.76     6.07      7.15     7.30     71   47.41    47.41    47.67    47.67
32    6.05     6.36      7.50     7.66     72   46.96    46.96    47.41    47.41
33    6.36     6.67      7.88     8.03     73   46.38    46.38    47.11    47.11
34    6.67     7.00      8.27     8.43     74   45.76    45.76    46.71    46.71
35    7.02     7.33      8.69     8.84     75   45.13    45.13    46.22    46.22
---------------------------------------------------------------------------------
36    7.37     7.70      8.95     9.26     76   44.54    44.54    45.73    45.73
37    7.59     8.07      9.42     9.72     77   43.99    43.99    45.30    45.30
38    7.99     8.47      9.90    10.21     78   43.48    43.48    44.06    44.06
39    8.40     8.89     10.41    10.71     79   42.51    42.51    42.65    42.60
40    8.84     9.33     11.33    11.64     80   40.94    40.94    41.07    41.07
---------------------------------------------------------------------------------

* For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and will be two-thirds that of the corresponding surrender charge listed above.

** This classification is not available below the age of 16.

                                   Appendix C
APPENDIX C

Executive officers and directors
Lincoln National Life Insurance Co.

Name, address and
position(s) with
registrant               Principal occupations last five years
-----------------------------------------------------------------------------------------------------
NANCY J. ALFORD          Vice President, (formerly Second Vice President) Lincoln National Life
Vice President           Insurance Company.
-----------------------------------------------------------------------------------------------------
TIMOTHY J. ALFORD        Senior Vice President (formerly Vice President and Second Vice President),
Senior Vice President    Lincoln National Life Insurance Co.
One Reinsurance Place
1700 Magnavox Way
Fort Wayne, Ind. 46804
-----------------------------------------------------------------------------------------------------
NEAL E. ARNOLD           Vice President (formerly Second Vice President), Lincoln National Life
Vice President           Insurance Co.
-----------------------------------------------------------------------------------------------------
CARL L. BAKER            Vice President and Deputy General Counsel (formerly Associate General
Vice President and       Counsel); Lincoln National Life Insurance Co.
Deputy General Counsel
-----------------------------------------------------------------------------------------------------
ROLAND C. BAKER          President, First Penn-Pacific Life Insurance Co. Formerly: Chairman and CEO,
Vice President           Baker, Ralish, Shipley & Politzer, Inc.
1801 S. Meyers Road
Oakbrook Terrace, Ill.
60181
-----------------------------------------------------------------------------------------------------
DAVID N. BECKER          Vice President, Lincoln National Life Insurance Co.
Vice President,
Appointed Actuary and
Valuation Actuary
-----------------------------------------------------------------------------------------------------
JOANN E. BECKER          Vice President, Lincoln National Life Insurance Co. and Lincoln Investment
Vice President           Management Inc.; Formerly: President, The Richard Leahy Corp. and President,
200 East Berry Street    LNC Equity Sales Corp.
Fort Wayne, Ind. 46802
-----------------------------------------------------------------------------------------------------
JOHN M. BEHRENDT         Vice President, Lincoln National Life Insurance Co. and Lincoln Financial
Vice President           Group, Inc. Formerly: President, LNC Equity Sales Corp.
-----------------------------------------------------------------------------------------------------
JON A. BOSCIA            President and Chief Executive Officer, (formerly Chief Operating Officer)
President, Director and  Lincoln National Life Insurance Co. Formerly: President; Executive Vice
Chief Executive Officer  President, Lincoln Investment Management Inc.
-----------------------------------------------------------------------------------------------------
CAROLYN P. BRODY         Vice President (formerly Second Vice President), Lincoln National Life
Vice President           Insurance Co.
-----------------------------------------------------------------------------------------------------
STEVEN R. BRODY          Senior Vice President (formerly Executive Vice President), Lincoln
Vice President           Investment Management Inc.
200 East Berry Street
Fort Wayne, Ind. 46802
-----------------------------------------------------------------------------------------------------
PRISCILLA S. BROWN       Vice President, Lincoln National Life Insurance Co. (formerly President, LNC
Vice President           Equity Sales Corporation and Vice President, Lincoln Investment Management,
                         Inc.)
-----------------------------------------------------------------------------------------------------
HAROLD B. CARSTENSEN,    Vice President, Lincoln National Life Insurance Co.
JR.
Vice President
-----------------------------------------------------------------------------------------------------

                                   Appendix C
APPENDIX C CONTINUED

Executive officers and directors
Lincoln National Life Insurance Co.

Name, address and
position(s) with
registrant                Principal occupations last five years
------------------------------------------------------------------------------------------------------
DONALD C. CHAMBERS, M.D.  Senior Vice President and Chief Medical Director (formerly Vice President
Senior Vice President     and Chief Medical Director), Lincoln National Life Insurance Co.
and
Chief Medical Director
One Reinsurance Place
1700 Magnavox Way
Fort Wayne, Ind. 46804
------------------------------------------------------------------------------------------------------
THOMAS L. CLAGG           Vice President and Associate General Counsel, Lincoln National Life
Vice President and        Insurance Co.
Associate General
Counsel
------------------------------------------------------------------------------------------------------
KENNETH J. CLARK          Senior Vice President, Lincoln National Life Insurance Co.
Senior Vice President
One Reinsurance Place
1700 Magnavox Way
Fort Wayne, Ind. 46804
------------------------------------------------------------------------------------------------------
KELLY D. CLEVENGER        Vice President, Lincoln National Life Insurance Co.
Vice President
------------------------------------------------------------------------------------------------------
MARTHA O. D'AMBROSIO      Vice President and General Auditor, Lincoln National Corp. and Lincoln
Vice President and        National Life Insurance Co. Formerly: Senior Manager, KPMG Peat Marwick.
General Auditor
------------------------------------------------------------------------------------------------------
JEFFREY K. DELLINGER      Vice President (formerly Second Vice President), Lincoln National Life
Vice President            Insurance Co.
------------------------------------------------------------------------------------------------------
ARTHUR W. DETORE, M.D.    Vice President (formerly Second Vice President), Lincoln National Life
Vice President            Insurance Co. Formerly: Vice President, Lincoln National Risk Management,
                          Inc.
------------------------------------------------------------------------------------------------------
C. LAWRENCE EDRIS         Vice President (formerly Senior Vice President), Lincoln National Life
Vice President            Insurance Co.
------------------------------------------------------------------------------------------------------
THOMAS W. FITCH           Vice President, First Penn-Pacific Life Insurance Co. and Senior Vice
Senior Vice President     President (formerly Vice President), Lincoln National Life Insurance Co.
1801 S. Meyers Road
Oakbrook Terrace, Ill.
60181
------------------------------------------------------------------------------------------------------
ELIZABETH A. FREDERICK    Vice President (formerly Second Vice President) and Associate General
Vice President and        Counsel, Lincoln National Life Insurance Co.
Associate General
counsel
------------------------------------------------------------------------------------------------------
LUCY D. GASE              Vice President and Assistant Secretary (formerly Second Vice President;
Vice President and        Assistant Vice President), Lincoln National Life Insurance Co.
Assistant Secretary
------------------------------------------------------------------------------------------------------
MELANIE T. HALL           Vice President (formerly Second Vice President; Assistant Vice President),
Vice President            Lincoln National Life Insurance Co.
------------------------------------------------------------------------------------------------------
PHILLIP A. HARTMAN        Vice President, Lincoln National Life Insurance Co. and Lincoln Financial
Vice President            Group, Inc.
------------------------------------------------------------------------------------------------------
J. MICHAEL HEMP           Senior Vice President Lincoln National Life Insurance Co. and President, LNC
Senior Vice President     Equity Sales Corporation Formerly: Regional Chief Executive Officer, Lincoln
                          Dallas RMO.
------------------------------------------------------------------------------------------------------

                                   Appendix C
APPENDIX C CONTINUED

Executive officers and directors
Lincoln National Life Insurance Co.

Name, address and
position(s) with
registrant              Principal occupations last five years
----------------------------------------------------------------------------------------------------
MATTHEW P. HENDERSON    Vice President, Lincoln National Life Insurance Co. (formerly Vice
Vice President          President), Lincoln National Corp.
----------------------------------------------------------------------------------------------------
DAVID A. HOPPER         Senior Vice President (formerly Vice President), Lincoln National Life
Senior Vice President   Insurance Co.
One Reinsurance Place
1700 Magnavox Way
Fort Wayne, Ind. 46804
----------------------------------------------------------------------------------------------------
JACK D. HUNTER          Executive Vice President and General Counsel, Lincoln National Corp. and The
Executive Vice          Lincoln National Life Insurance Co.
President,
General Counsel and
Director
200 East Berry Street
Fort Wayne, Ind. 46802
----------------------------------------------------------------------------------------------------
DONALD E. KELLER        Vice President (formerly Second Vice President), Lincoln National Life
Vice President          Insurance Co.
----------------------------------------------------------------------------------------------------
LAWRENCE T. KISSKO      Vice President (formerly Senior Vice President), Lincoln Investment
Vice President          Management Inc.
----------------------------------------------------------------------------------------------------
MICHAEL C. LA FRENAIS   Vice President, Lincoln National Life Insurance Co. Formerly: Assistant Vice
Vice President          President, Aurora Life Assurance Co.
----------------------------------------------------------------------------------------------------
STEPHEN H. LEWIS        Senior Vice President, Lincoln National Life Insurance Co. Formerly
Senior Vice President   President, First Penn-Pacific Life Insurance Co.
----------------------------------------------------------------------------------------------------
H. THOMAS MCMEEKIN      President (formerly Executive Vice President, Senior Vice President),
Director                Lincoln Investment Management Inc.; Executive Vice President (formerly
200 East Berry Street   Senior Vice President), Lincoln National Corp.
Fort Wayne, Ind. 46802
----------------------------------------------------------------------------------------------------
REED P. MILLER          Vice President (formerly Senior Vice President), Lincoln National Life
Vice President          Insurance Co. Formerly: Senior Vice President; Vice President, Lincoln
                        National Corp.
----------------------------------------------------------------------------------------------------
OLIVER H. G. NICHOLS    Vice President, Lincoln Investment Management Inc. Formerly Vice President,
Vice President          Aetna Life & Casualty Co.
200 East Berry Street
Fort Wayne, Ind. 46802
----------------------------------------------------------------------------------------------------
DAVID M. ONGMAN         Vice President, Lincoln National Life Insurance Co. Formerly: Consultant,
Vice President          Computer Horizons Group; Vice President, The Associated Group; Consulting
                        Center Manager, James Martin & Co.
----------------------------------------------------------------------------------------------------
ARTHUR L. PAGE          Vice President, Lincoln National Life Insurance Co.
Vice President
----------------------------------------------------------------------------------------------------
RAYMOND L. PROSSER      Vice President and Associate General Counsel, Lincoln National Life
Vice President and      Insurance Co. (formerly Second Vice President and Director of Claims),
Associate General       Lincoln National Life Insurance Co.; Associate General Counsel, Lincoln
Counsel                 National Corp. and Lincoln National Life Insurance Co.
One Reinsurance Place
1700 Magnavox Way
Fort Wayne, Ind. 46804
----------------------------------------------------------------------------------------------------
STEPHEN E. RAHN         Vice President (formerly Second Vice President), Lincoln National Life
Vice President          Insurance Co.
----------------------------------------------------------------------------------------------------

                                   Appendix C
APPENDIX C CONTINUED

Executive officers and directors
Lincoln National Life Insurance Co.

Name, address and
position(s) with
registrant                Principal occupations last five years
------------------------------------------------------------------------------------------------------
IAN M. ROLLAND            Chairman, President and Chief Executive Officer, Lincoln National Corp.
Director                  (formerly Chairman and Chief Executive Officer, President), Lincoln National
200 East Berry Street     Life Insurance Co.
Fort Wayne, Ind. 46802
------------------------------------------------------------------------------------------------------
ARTHUR S. ROSS            Vice President, Lincoln National Life Insurance Co. and Lincoln Financial
Vice President            Group Inc.
------------------------------------------------------------------------------------------------------
LAWRENCE T. ROWLAND       Executive Vice President (formerly Senior Vice President and Vice
Executive Vice President  President), Lincoln National Life Insurance Co.
and Director
One Reinsurance Place
1700 Magnavox Way
Fort Wayne, Ind. 46804
------------------------------------------------------------------------------------------------------
KEITH J. RYAN             Vice President, Chief Financial Officer and Assistant Treasurer (formerly
Vice President, Chief     Controller, Business Controls Director), Lincoln National Life Insurance Co.
Financial Officer and
Assistant Treasurer
------------------------------------------------------------------------------------------------------
CASEY J. TRUMBLE          Vice President, Lincoln National Corp. Formerly: tax partner, KPMG Peat
Vice President            Marwick.
200 East Berry Street
Fort Wayne, Ind. 46802
------------------------------------------------------------------------------------------------------
WILLIAM K. TYLER          Senior Vice President, Lincoln National Life Insurance Co.
Senior Vice President
and Assistant Treasurer
One Reinsurance Place
1700 Magnavox Way
Fort Wayne, Ind. 46804
------------------------------------------------------------------------------------------------------
RICHARD C. VAUGHAN        Executive Vice President (formerly Senior Vice President) and Chief
Director                  Financial Officer, Lincoln National Corporation.
------------------------------------------------------------------------------------------------------
MICHAEL R. WALKER         Vice President, Lincoln National Life Insurance Co. Formerly: Vice
Vice President            President, Employers Health Insurance Co; Vice President/HR, Baker Hughes,
                          Inc.
------------------------------------------------------------------------------------------------------
ROY V. WASHINGTON         Vice President, (formerly, Associate Counsel) Lincoln National Life
Vice President            Insurance Co. Formerly: Director of Compliance, Lincoln Investment
                          Management, Inc.; Compliance Consultant, Lincoln National Corp.
------------------------------------------------------------------------------------------------------
JANET C. WHITNEY          Vice President and Treasurer, Lincoln National Life Insurance Co. (formerly
Vice President and        Vice President and General Auditor), Lincoln National Corp. and Lincoln
Treasurer                 National Life Insurance Co.
200 East Berry Street
Fort Wayne, Ind. 46802
------------------------------------------------------------------------------------------------------
C. SUZANNE WOMACK         Secretary and Assistant Vice President, Lincoln National Corp. and Lincoln
Secretary and             National Life Insurance Co.
Assistant Vice President
200 East Berry Street
Fort Wayne, Ind. 46802
------------------------------------------------------------------------------------------------------

                                   Appendix C

APPENDIX C CONTINUED

Executive officers and directors
Lincoln National Life Insurance Co.

Name, address and
position(s) with
registrant               Principal occupations last five years
---------------------------------------------------------------------------------------------------
O. DOUGLAS WORTHINGTON   Vice President, Controller and Assistant Treasurer, Lincoln National Life
Vice President,          Insurance Co. Formerly: Vice President, Lincoln Investment Management Inc.
Controller
and Assistant Treasurer
---------------------------------------------------------------------------------------------------
MICHAEL L. WRIGHT        Senior Vice President, Lincoln National Life Insurance Co. Formerly:
Senior Vice President    Executive Vice President & COO; The Associated Group.
---------------------------------------------------------------------------------------------------
KATHERINE K. WYSS        Vice President (formerly Second Vice President), Lincoln National Life
Vice President           Insurance Co.
---------------------------------------------------------------------------------------------------

* The principal business address of each person listed, unless otherwise indi-cated, is 1300 South Clinton Street, P.O. Box 1110, Fort Wayne, Ind. 46801.

                                   Appendix D
APPENDIX D

Illustrations of policy values

The following tables have been prepared to help show how values under the pol-icy change with investment performance. The tables show Type 1 death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year, assuming that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification was used or if the returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current percent of premium charge is deducted, the current cost of insurance charges are deducted, and the current mortality and expense risk charge is deducted. Although the contract allows for a maximum percent of premium charge, maximum cost of insurance charges specified in the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker tables, and a maximum mortality and expense risk charge of .90%, Lin-coln Life expects that it will continue to charge the current percent of pre-mium charge, the current cost of insurance charges, and the current mortality and expense risk charge for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum percent of premium charge, the guaranteed maximum cost of insurance charges, and the guaranteed maximum mortality and expense risk charge were deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current charges.

In each of the illustrations an assumed gross investment result is indicated. The gross investment results used in the illustrations are then reduced by the asset management charge (current average .58%*), the mortality and expense risk charge (.64% current**, and .90% guaranteed), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (current average
 .14%) so that the actual numbers in the illustrations are net of expenses.

*This average reflects a temporary waiver of charges in regards to the three series of the Delaware Group Premium Fund, Inc. See the Delaware Group Premium Fund, Inc. prospectus for details.

**Reflects a reduction of .04% to offset excess miscellaneous fund expenses.

                                   Appendix D
MULTI FUND(R)

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 35

Standard nonsmoker
$100,000 specified amount
$1,300 annual premium using current charges

                    Death benefit               Policy value              Net cash surrender value
        -------------------------------------------------------------------------------------------
                                                assuming                  assuming
                    assuming                    hypothetical gross        hypothetical gross
        Premiums    hypothetical gross          annual investment return  annual investment return
        accumulated annual investment return of of                        of
End of  at 5%       --------------------------- ------------------------- -------------------------
policy  interest                       12%               6%      12%               6%      12%
year    per year    0% gross  6% gross gross    0% gross gross   gross    0% gross gross   gross
---------------------------------------------------------------------------------------------------
  1     $ 1,365     $100,000  $100,000 $100,000 $   974  $ 1,040 $  1,106 $   114  $   180 $    246
  2       2,798      100,000   100,000  100,000   1,928    2,120    2,320   1,068    1,260    1,460
  3       4,303      100,000   100,000  100,000   2,859    3,240    3,652   1,999    2,380    2,792
  4       5,883      100,000   100,000  100,000   3,767    4,400    5,113   2,907    3,540    4,253
  5       7,542      100,000   100,000  100,000   4,651    5,602    6,718   3,791    4,742    5,858
---------------------------------------------------------------------------------------------------
  6       9,285      100,000   100,000  100,000   5,510    6,846    8,478   4,693    6,029    7,661
  7      11,114      100,000   100,000  100,000   6,342    8,133   10,411   5,568    7,359    9,637
  8      13,035      100,000   100,000  100,000   7,148    9,465   12,534   6,417    8,734   11,803
  9      15,051      100,000   100,000  100,000   7,926   10,843   14,867   7,238   10,155   14,179
 10      17,169      100,000   100,000  100,000   8,675   12,266   17,433   8,073   11,664   16,831
---------------------------------------------------------------------------------------------------
 15      29,455      100,000   100,000  100,000  11,929   20,115   34,707  11,757   19,943   34,535
 20      45,135      100,000   100,000  100,000  14,126   29,230   63,022  14,126   29,230   63,022
 25      65,147      100,000   100,000  146,743  14,718   39,638  109,510  14,718   39,638  109,510
 30      90,689      100,000   100,000  225,417  13,144   51,749  184,768  13,144   51,749  184,768

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual investment returns aver-aged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .58% asset management charge, a .64% current mortality and expense risk charge (temporarily reduced from .68% until at least May 1, 1998) and other expenses estimated at .14%. Values illustrated are also net of any other applicable contract charges.

                                   Appendix D
MULTI FUND(R)

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 35
Standard nonsmoker
$100,000 specified amount
$1,300 annual premium using guaranteed charges

                    Death benefit              Policy value             Net cash surrender value
                    -------------------------- ------------------------ ------------------------
                    assuming hypothetical      assuming hypothetical    assuming hypothetical
        Premiums    gross annual investment    gross annual investment  gross annual investment
        accumulated return of                  return of                return of
End of  at 5%       -------------------------- ------------------------ ------------------------
policy  interest    0%       6%       12%      0%      6%      12%      0%      6%      12%
year    per year    gross    gross    gross    gross   gross   gross    gross   gross   gross
------------------------------------------------------------------------------------------------
  1     $ 1,365     $100,000 $100,000 $100,000 $   945 $ 1,009 $  1,073 $    85 $   149 $    213
  2       2,798      100,000  100,000  100,000   1,867   2,054    2,248   1,007   1,194    1,388
  3       4,303      100,000  100,000  100,000   2,765   3,134    3,533   1,905   2,274    2,673
  4       5,883      100,000  100,000  100,000   3,637   4,250    4,938   2,777   3,390    4,078
  5       7,542      100,000  100,000  100,000   4,484   5,402    6,477   3,624   4,542    5,617
------------------------------------------------------------------------------------------------
  6       9,285      100,000  100,000  100,000   5,304   6,591    8,160   4,487   5,774    7,343
  7      11,114      100,000  100,000  100,000   6,095   7,817   10,002   5,321   7,043    9,228
  8      13,035      100,000  100,000  100,000   6,859   9,081   12,019   6,128   8,350   11,288
  9      15,051      100,000  100,000  100,000   7,593  10,384   14,229   6,905   9,696   13,541
 10      17,169      100,000  100,000  100,000   8,296  11,727   16,651   7,694  11,125   16,049
------------------------------------------------------------------------------------------------
 15      29,455      100,000  100,000  100,000  11,303  19,041   32,796  11,131  18,869   32,624
 20      45,135      100,000  100,000  100,000  13,224  27,343   58,827  13,224  27,343   58,827
 25      65,147      100,000  100,000  135,556  13,450  36,471  101,161  13,450  36,471  101,161
 30      90,689      100,000  100,000  205,696  10,916  46,220  168,603  10,916  46,220  168,603

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual investment returns aver-aged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .58% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .14%. Values illustrated are also net of any other applicable contract charges.

                                   Appendix D
MULTI FUND(R)

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 35
Standard smoker
$100,000 specified amount
$1,650 annual premium using current charges

                     Death benefit              Policy value             Net cash surrender value
                     -------------------------- ------------------------ ------------------------
                     assuming                   assuming                 assuming
                     hypothetical gross         hypothetical gross       hypothetical gross
         Premiums    annual investment return   annual investment return annual investment return
         accumulated of                         of                       of
 End of  at 5%       -------------------------- ------------------------ ------------------------
 policy  interest                      12%      0%      6%      12%      0%      6%      12%
 year    per year    0% gross 6% gross gross    gross   gross   gross    gross   gross   gross
-------------------------------------------------------------------------------------------------
  1      $  1,733    $100,000 $100,000 $100,000 $ 1,228 $ 1,311 $  1,395 $   196 $   279 $    363
  2         3,552     100,000  100,000  100,000   2,432   2,674    2,928   1,400   1,642    1,896
  3         5,462     100,000  100,000  100,000   3,599   4,080    4,601   2,567   3,048    3,569
  4         7,467     100,000  100,000  100,000   4,731   5,531    6,432   3,699   4,499    5,400
  5         9,573     100,000  100,000  100,000   5,829   7,030    8,439   4,797   5,998    7,407
-------------------------------------------------------------------------------------------------
  6        11,784     100,000  100,000  100,000   6,894   8,580   10,640   5,913   7,600    9,660
  7        14,106     100,000  100,000  100,000   7,915  10,174   13,048   6,987   9,245   12,119
  8        16,544     100,000  100,000  100,000   8,895  11,815   15,687   8,018  10,938   14,810
  9        19,104     100,000  100,000  100,000   9,833  13,507   18,585   9,007  12,681   17,759
 10        21,791     100,000  100,000  100,000  10,731  15,252   21,771  10,009  14,530   21,048
-------------------------------------------------------------------------------------------------
 15        37,385     100,000  100,000  100,000  14,431  24,727   43,192  14,225  24,520   42,985
 20        57,287     100,000  100,000  122,934  16,453  35,497   78,302  16,453  35,497   78,302
 25        82,687     100,000  100,000  180,782  16,366  48,009  134,912  16,366  48,009  134,912
 30       115,105     100,000  100,000  275,538  13,184  63,064  225,851  13,184  63,064  225,851

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual investment returns aver-aged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .58% asset management charge, a .64% current mortality and expense risk charge (temporarily reduced from .68% until at least May 1, 1998) and other expenses estimated at .14%. Values illustrated are also net of any other applicable contract charges.
36

                                   Appendix D
MULTI FUND(R)

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 35
Standard smoker
$100,000 specified amount
$1,650 annual premium using guaranteed charges

                    Death benefit              Policy value             Net cash surrender value
                    -------------------------- ------------------------ ------------------------
                    assuming                   assuming                 assuming
                    hypothetical gross         hypothetical gross       hypothetical gross
        Premiums    annual investment return   annual investment return annual investment return
        accumulated of                         of                       of
End of  at 5%       -------------------------- ------------------------ ------------------------
policy  interest    0%       6%       12%      0%      6%      12%      0%      6%      12%
year    per year    gross    gross    gross    gross   gross   gross    gross   gross   gross
------------------------------------------------------------------------------------------------
  1     $  1,733    $100,000 $100,000 $100,000 $ 1,173 $ 1,253 $  1,334 $   141 $   221 $    302
  2        3,552     100,000  100,000  100,000   2,310   2,544    2,787   1,278   1,512    1,755
  3        5,462     100,000  100,000  100,000   3,409   3,869    4,367   2,377   2,837    3,335
  4        7,467     100,000  100,000  100,000   4,467   5,229    6,087   3,435   4,197    5,055
  5        9,573     100,000  100,000  100,000   5,482   6,622    7,958   4,450   5,590    6,926
------------------------------------------------------------------------------------------------
  6       11,784     100,000  100,000  100,000   6,450   8,045    9,992   5,469   7,065    9,012
  7       14,106     100,000  100,000  100,000   7,370   9,499   12,206   6,441   8,570   11,278
  8       16,544     100,000  100,000  100,000   8,239  10,982   14,618   7,362  10,105   13,740
  9       19,104     100,000  100,000  100,000   9,056  12,494   17,246   8,230  11,668   16,420
 10       21,791     100,000  100,000  100,000   9,817  14,033   20,113   9,094  13,310   19,390
------------------------------------------------------------------------------------------------
 15       37,385     100,000  100,000  100,000  12,728  22,147   39,100  12,522  21,941   38,894
 20       57,287     100,000  100,000  109,647  13,717  30,810   69,839  13,717  30,810   69,839
 25       82,687     100,000  100,000  159,244  11,758  39,666  118,839  11,758  39,666  118,839
 30      115,105     100,000  100,000  238,886   5,120  48,437  195,808   5,120  48,437  195,808

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. the death benefits and cash value for a contract would be different from those shown if the actual gross annual investment returns aver-aged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .58% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .14%. Values illustrated are also net of any other applicable contract charges.

                                   Appendix D
MULTI FUND(R)

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 55
Standard nonsmoker
$100,000 specified amount
$3,250 annual premium using current charges

                    Death benefit              Policy value              Net cash surrender value
                    -------------------------- ------------------------- -------------------------
                    assuming                   assuming                  assuming
                    hypothetical gross         hypothetical gross        hypothetical gross
        Premiums    annual investment return   annual investment return  annual investment return
        accumulated of                         of                        of
End of  at 5%       -------------------------- ------------------------- -------------------------
policy  interest                      12%      0%      6%                0%               12%
year    per year    0% gross 6% gross gross    gross   gross   12% gross gross   6% gross gross
--------------------------------------------------------------------------------------------------
  1     $  3,413    $100,000 $100,000 $100,000 $ 2,199 $ 2,356 $ 2,514   $     0 $      0 $      0
  2        6,996     100,000  100,000  100,000   4,307   4,758   5,230     1,396    1,847    2,319
  3       10,758     100,000  100,000  100,000   6,323   7,210   8,173     3,412    4,299    5,262
  4       14,708     100,000  100,000  100,000   8,266   9,731  11,389     5,355    6,820    8,478
  5       18,856     100,000  100,000  100,000  10,128  12,320  14,903     7,217    9,409   11,992
--------------------------------------------------------------------------------------------------
  6       23,212     100,000  100,000  100,000  11,893  14,965  18,739     9,127   12,200   15,973
  7       27,785     100,000  100,000  100,000  13,564  17,675  22,941    10,944   15,055   20,321
  8       32,586     100,000  100,000  100,000  15,134  20,450  27,555    12,660   17,975   25,081
  9       37,628     100,000  100,000  100,000  16,599  23,291  32,635    14,270   20,962   30,306
 10       42,922     100,000  100,000  100,000  17,950  26,202  38,242    15,913   24,164   36,204
--------------------------------------------------------------------------------------------------
 15       73,637     100,000  100,000  100,000  22,867  42,073  77,471    22,285   41,491   76,889
 20      112,838     100,000  100,000  155,868  23,717  61,180 145,671    23,717   61,180  145,671
 25      162,869     100,000  100,000  270,290  16,787  86,533 257,419    16,787   86,533  257,419
 30      226,723           0  129,116  458,119       0 122,968 436,304         0  122,968  436,304

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual investment returns aver-aged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .58% asset management charge, a .64% current mortality and expense risk charge (temporarily reduced from .68% until at least May 1, 1998) and other expenses estimated at .14%. Values illustrated are also net of any other applicable contract charges.

                                   Appendix D
MULTI FUND(R)

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 55
Standard nonsmoker
$100,000 specified amount
$3,250 annual premium using guaranteed charges

                    Death benefit              Policy value                Net cash surrender value
                    -------------------------- --------------------------- ---------------------------
                    assuming
                    hypothetical gross         assuming                    assuming
        Premiums    annual investment return   hypothetical gross annual   hypothetical gross annual
        accumulated of                         investment return of        investment return of
End of  at 5%       -------------------------- --------------------------- ---------------------------
policy  interest                      12%
year    per year    0% gross 6% gross gross    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
------------------------------------------------------------------------------------------------------
  1     $  3,413    $100,000 $100,000 $100,000 $  2,127 $  2,280 $   2,434 $      0 $      0 $       0
  2        6,996     100,000  100,000  100,000    4,159    4,597     5,054    1,248    1,686     2,143
  3       10,758     100,000  100,000  100,000    6,093    6,951     7,881    3,182    4,040     4,970
  4       14,708     100,000  100,000  100,000    7,925    9,338    10,935    5,014    6,427     8,024
  5       18,856     100,000  100,000  100,000    9,648   11,755    14,236    6,737    8,844    11,325
------------------------------------------------------------------------------------------------------
  6       23,212     100,000  100,000  100,000   11,256   14,198    17,809    8,490   11,433    15,044
  7       27,785     100,000  100,000  100,000   12,740   16,663    21,685   10,120   14,043    19,065
  8       32,586     100,000  100,000  100,000   14,087   19,139    25,892   11,612   16,665    23,418
  9       37,628     100,000  100,000  100,000   15,284   21,620    30,471   12,955   19,291    28,143
 10       42,922     100,000  100,000  100,000   16,318   24,099    35,470   14,280   22,061    33,432
------------------------------------------------------------------------------------------------------
 15       73,637     100,000  100,000  100,000   18,595   36,358    69,476   18,013   35,776    68,894
 20      112,838     100,000  100,000  138,184   13,358   47,696   129,144   13,358   47,696   129,144
 25      162,869           0  100,000  237,342        0   56,670   226,040        0   56,670   226,040
 30      226,723           0  100,000  395,758        0   61,328   376,912        0   61,328   376,912

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual investment returns aver-aged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .58% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .14%. Values illustrated are also net of any other applicable contract charges.

                                   Appendix D
MULTI FUND(R)

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 55
Standard smoker
$100,000 specified amount
$4,250 annual premium using current charges

                    Death benefit              Policy value              Net cash surrender value
                    -------------------------- ------------------------- -------------------------
                    assuming                   assuming                  assuming
                    hypothetical gross         hypothetical gross        hypothetical gross
        Premiums    annual investment return   annual investment return  annual investment return
        accumulated of                         of                        of
End of  at 5%       -------------------------- ------------------------- -------------------------
policy  interest                      12%      0%               12%      0%               12%
year    per year    0% gross 6% gross gross    gross   6% gross gross    gross   6% gross gross
--------------------------------------------------------------------------------------------------
  1     $  4,463    $100,000 $100,000 $100,000 $ 2,677 $  2,876 $  3,077 $     0 $      0 $      0
  2        9,148     100,000  100,000  100,000   5,251    5,820    6,415     686    1,255    1,850
  3       14,068     100,000  100,000  100,000   7,718    8,831   10,042   3,153    4,266    5,477
  4       19,234     100,000  100,000  100,000  10,084   11,921   14,003   5,519    7,356    9,438
  5       24,658     100,000  100,000  100,000  12,343   15,091   18,339   7,778   10,526   13,774
--------------------------------------------------------------------------------------------------
  6       30,354     100,000  100,000  100,000  14,490   18,347   23,098  10,153   14,010   18,761
  7       36,334     100,000  100,000  100,000  16,532   21,702   28,349  12,423   17,594   24,241
  8       42,613     100,000  100,000  100,000  18,444   25,147   34,146  14,564   21,267   30,266
  9       49,206     100,000  100,000  100,000  20,223   28,691   40,574  16,571   25,039   36,922
 10       56,129     100,000  100,000  100,000  21,856   32,339   47,729  18,660   29,143   44,533
--------------------------------------------------------------------------------------------------
 15       96,294     100,000  100,000  115,461  27,937   53,055   99,535  27,024   52,142   98,622
 20      147,557     100,000  100,000  199,886  29,838   81,077  186,809  29,838   81,077  186,809
 25      212,982     100,000  127,789  346,270  24,369  121,704  329,781  24,369  121,704  329,781
 30      296,483     100,000  180,082  586,269   5,697  171,507  558,351   5,697  171,507  558,351

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual investment returns aver-aged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .58% asset management charge, a .64% current mortality and expense risk charge (temporarily reduced from .68% until at least May 1, 1998) and other expenses estimated at .14%. Values illustrated are also net of any other applicable contract charges.

                                   Appendix D
MULTI FUND(R)

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 55
Standard smoker
$100,000 specified amount
$4,250 annual premium using guaranteed charges

                    Death benefit              Policy value                Net cash surrender value
        Pr------------------------------------------------------------------------------------------------------------------emiums
        accumulated assuming hypothetical      assuming hypothetical       assuming hypothetical
End of  at 5%       gross annual               gross annual                gross annual
policy  interest    investment return of       investment return of        investment return of
year    per year    -------------------------- --------------------------- --------------------------
                                      12%                                           6%
                    0% gross 6% gross gross    0% gross 6% gross 12% gross 0% gross gross   12% gross
----------------------------------------------------------------------------------------------------------------------------------
  1     $  4,463    $100,000 $100,000 $100,000 $ 2,325  $2,512   $ 2,698   $     0  $     0 $     0
  2        9,148     100,000  100,000  100,000   4,512   5,031     5,573         0      466   1,008
  3       14,068     100,000  100,000  100,000   6,558   7,558     8,648     1,993    2,993   4,083
  4       19,234     100,000  100,000  100,000   8,462  10,095    11,949     3,897    5,530   7,384
  5       24,658     100,000  100,000  100,000  10,219  12,638    15,504     5,654    8,073  10,939
----------------------------------------------------------------------------------------------------------------------------------
  6       30,354     100,000  100,000  100,000  11,817  15,182    19,344     7,480   10,845  15,007
  7       36,334     100,000  100,000  100,000  13,240  17,715    23,499     9,131   13,606  19,390
  8       42,613     100,000  100,000  100,000  14,468  20,225    28,009    10,588   16,344  24,129
  9       49,206     100,000  100,000  100,000  15,480  22,699    32,925    11,828   19,047  29,273
 10       56,129     100,000  100,000  100,000  16,258  25,129    38,314    13,063   21,933  35,118
----------------------------------------------------------------------------------------------------------------------------------
 15       96,294     100,000  100,000  100,000  16,078  36,641    76,461    15,165   35,728  75,548
 20      147,557     100,000  100,000  155,702   5,236  46,458   145,516     5,236   46,458 145,516
 25      212,982           0  100,000  269,727       0  52,366   256,883         0   52,366 256,883
 30      296,483           0  100,000  450,633       0  49,856   429,174         0   49,856 429,174

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual investment returns aver-aged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .58% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .14%. Values illustrated are also net of any other applicable contract charges.

                                   Appendix E
APPENDIX E

Definitions for Separate Account K

Age -- The age at the insured's last birthday on the policy date.

Attained age -- The age of the insured on the policy anniversary on or next preceding any monthly anniversary day.

Base minimum premium -- A premium per $1,000 of specified amount used in the calculation of the death benefit guarantee monthly premium. The base minimum premium is also used in determining the contingent deferred sales charge and the contingent deferred administrative charge.

Beneficiary -- The beneficiary is designated by the owner in the application. If changed, the beneficiary is as shown in the latest change filed with Lincoln Life. If no beneficiary survives the insured, the owner or the owner's estate will receive the benefit.

Contingent deferred administrative charge (CDAC) -- An administrative charge for underwriting, issue, and initial administration of the policy, which is im-posed under the policy and deducted upon lapse or surrender of the policy or voluntary reduction in the specified amount. The contingent deferred adminis-trative charge is part of the total surrender charge.

Contingent deferred sales charge (CDSC) -- A sales charge based upon the base minimum premium required for the first policy year, which is imposed under the policy and deducted upon lapse or surrender of the policy or voluntary reduc-tion in the specified amount. The contingent deferred sales charge is part of the total surrender charge.

Cost of insurance charge -- A charge deducted monthly from the policy value to provide the life insurance protection for the insured.

Death benefit guarantee -- The guarantee that, provided the death benefit guar-antee monthly premium requirements are met, the policy will not lapse during the first three policy years due to negative net cash surrender value.

Death benefit guarantee monthly premium -- The minimum monthly premium which must be paid each month or in advance during the first policy year and which must continue to be paid in the second and third policy years if the policy does not have positive net cash surrender value. Failure to pay this premium when required will result in the policy lapsing at the end of the grace period.

Delaware Management -- Delaware Management Company Inc.

Free look period -- The period of time in which the owner may cancel the policy and receive a refund. The owner may cancel the policy within 10 days of re-ceipt, or 45 days after Part 1 of the application is signed, or within 10 days after mailing or personal delivery of the notice of withdrawal right.

Fund -- Any of the individual Lincoln National funds in which the Separate Ac-count may invest.

General Account -- The assets of Lincoln Life other than those allocated to the Separate Account or any other Separate Account.

Gross investment results -- The gross investment results are equal to the change in the market value of the assets of a fund from the previous valuation day to the current day, plus the investment income on those assets during the same period.

Insured -- The person upon whose life the policy is issued, and who is so named on the Policy Schedule.

Investment amount -- The portion of the policy value invested in the Separate Account, and equal in amount to the policy value minus amounts invested in the General Account (including any outstanding loans).

Lincoln Life (we, our, us) -- Lincoln National Life Insurance Co.

Maturity date -- The policy anniversary following the insured's 99th birthday, if living. It is the last date insurance coverage can remain in force and the date any remaining net cash surrender value will be payable.

Monthly anniversary day -- The same date in each month as the policy date.

Net cash surrender value -- The amount payable to the owner upon surrender of the policy. It is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest.

Net investment results -- The gross investment results of a fund minus the as-set management charges and any miscellaneous fund expenses, and minus the mor-tality and expense risk charge.

Option date -- Any date the policy terminates under the termination provision. The term option date may also be used with certain riders.

Owner (you, your) -- The person so designated in the application or as subse-quently changed. If a policy has been absolutely assigned, the assignee is the owner. A collateral assignee is not the owner.

Planned periodic premium -- A scheduled premium of a level amount at a fixed interval over a specified period of time.

Policy -- The Flexible Premium Variable Life Insurance policy offered by Lin-coln Life and described in this prospectus.

Policy date -- The date set forth in the policy that is used to determine pol-icy years and policy months. Policy anniversaries are measured from the policy date. The policy date is ordinarily the earlier of the date the full initial

                                   Appendix E
premium is received from the owner or the date on which the policy is approved for issue.

Policy value -- The sum of all values in the Separate Account and in the Gen-eral Account at any time, irrespective of outstanding loans or surrender charge.

Proceeds -- The amount payable on the maturity date, or on surrender of the policy, or after the death of any insured person. The proceeds will be differ-ent on each of these events.

Record date -- The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding requirement or the date of underwriting approval. The rec-ord date controls the timing of the transfer of initial assets from the General Account to the various subaccounts.

Separate Account -- The Lincoln Life Flexible Premium Variable Life Account K, a Separate Account established by Lincoln Life to receive and invest net premi-ums paid under the policy.

Series -- Currently there are three series available under the Delaware Group Premium Fund, Inc. in which the Separate Account may invest.

Specified amount -- The minimum death benefit payable under the policy so long as the policy remains in force. The death benefit proceeds will be reduced by any outstanding loan and any due and unpaid charges, and increased by any un-earned loan interest.

Subaccount -- A subdivision of the Separate Account. Each subaccount invests exclusively in the shares of a specified fund.

Surrender charge -- A charge deducted from policy value upon surrender of the policy or upon a voluntary reduction in specified amount during the first 16 policy years or during the 16 years following a requested increase in specified amount. The surrender charge is equal to the combination of the contingent deferred sales charge and the contingent deferred administrative charge.

Unit -- An accounting unit of measure used to calculate the value of an invest-ment in a specified subaccount.

Unit value -- The dollar value of a unit in a specified subaccount on a speci-fied valuation date.

                      Account K Financial Statements

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

STATEMENT OF ASSETS AND LIABILITY

DECEMBER 31, 1996

                                                                           Lincoln             Lincoln      Lincoln
                                                                           National   Lincoln  National     National
                                                       Percent             Aggressive National Capital      Equity-
                                                       of Net              Growth     Bond     Appreciation Income
                                                       Assets  Combined    Account    Account  Account      Account
----------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments at net asset value:
 . Lincoln National Aggressive Growth Fund, Inc.
   247,648 shares at $13.98 per share (cost -
   $3,016,476)                                           10.0% $ 3,462,124 $3,462,124
 -----------------------------------------------------
 . Lincoln National Bond Fund, Inc.
   76,553 shares at $11.77 per share (cost - $894,538)    2.6      900,702            $900,702
 -----------------------------------------------------
 . Lincoln National Capital Appreciation Fund, Inc.
   302,081 shares at $14.50 per share (cost -
   $3,871,410)                                           12.6    4,381,568                      $4,381,568
 -----------------------------------------------------
 . Lincoln National Equity-Income Fund, Inc. 338,757
   shares at $15.78 per share (cost - $4,474,457)        15.4    5,345,450                                  $5,345,450
 -----------------------------------------------------
 . Lincoln National Global Asset Allocation Fund, Inc.
   86,583 shares at $14.23 per share (cost -
   $1,141,115)                                            3.5    1,231,719
 -----------------------------------------------------
 . Lincoln National Growth and Income Fund, Inc.
   205,395 shares at $33.11 per share (cost -
   $6,073,105)                                           19.6    6,800,518
 -----------------------------------------------------
 . Lincoln National International Fund, Inc.
   248,052 shares at $14.56 per share (cost -
   $3,306,328)                                           10.4    3,610,591
 -----------------------------------------------------
 . Lincoln National Managed Fund, Inc.
   62,938 shares at $16.27 per share (cost - $969,225)    3.0    1,023,731
 -----------------------------------------------------
 . Lincoln National Money Market Fund, Inc.
   65,518 shares at $10.00 per share (cost - $655,181)    1.9      655,181
 -----------------------------------------------------
 . Lincoln National Social Awareness Fund, Inc.
   108,689 shares at $27.32 per share (cost -
   $2,626,009)                                            8.6    2,968,922
 -----------------------------------------------------
 . Lincoln National Special Opportunities Fund, Inc.
   126,717 shares at $29.42 per share (cost -
   $3,389,351)                                           10.7    3,728,277
 -----------------------------------------------------
 . Delaware Group Premium Fund, Inc.: Equity/Income
   Series 6,259 shares at $15.98 per share (cost -
   $95,564)                                               0.3      100,014
 -----------------------------------------------------
 . Emerging Growth Series
   7,027 shares at $14.55 per share (cost - $100,702)     0.3      102,247
 -----------------------------------------------------
 . Global Bond Series
   2,847 shares at $10.96 per share (cost - $29,010)      0.1       31,201
 -----------------------------------------------------  -----  ----------- ---------- --------  ----------  ----------
 TOTAL INVESTMENTS (Cost - $30,642,471)                  99.0   34,342,245  3,462,124  900,702   4,381,568   5,345,450
 -----------------------------------------------------
 Dividends receivable                                     1.1      385,946        874   44,169      27,316      72,917
 -----------------------------------------------------  -----  ----------- ---------- --------  ----------  ----------
Total assets                                            100.1   34,728,191  3,462,998  944,871   4,408,884   5,418,367
------------------------------------------------------
LIABILITY-Payable to Lincoln National Life Insurance
 Company                                                  0.1       18,179      1,803      511       2,310       2,881
------------------------------------------------------  -----  ----------- ---------- --------  ----------  ----------
NET ASSETS                                              100.0% $34,710,012 $3,461,195 $944,360  $4,406,574  $5,415,486
------------------------------------------------------  =====  =========== ========== ========  ==========  ==========
UNITS OUTSTANDING                                                           2,170,881  783,021   2,860,830   3,279,637
------------------------------------------------------                     ========== ========  ==========  ==========
NET ASSET VALUE PER UNIT                                                       $1.594 $  1.206  $    1.540  $    1.651
------------------------------------------------------                     ========== ========  ==========  ==========

See accompanying notes.

                      Account K Financial Statements

Lincoln
National    Lincoln                             Lincoln  Lincoln    Lincoln
Global      National   Lincoln       Lincoln    National National   National      Delaware Delaware Delaware
Asset       Growth and National      National   Money    Social     Special       Equity/  Emerging Global
Allocation  Income     International Managed    Market   Awareness  Opportunities Income   Growth   Bond
Account     Account    Account       Account    Account  Account    Account       Account  Account  Account
------------------------------------------------------------------------------------------------------------
$1,231,719
            $6,800,518
                        $3,610,591
                                     $1,023,731
                                                $655,181
                                                         $2,968,922
                                                                     $3,728,277
                                                                                  $100,014
                                                                                            102,247
                                                                                                    $31,201
----------  ----------  ----------   ---------- -------- ----------  ----------   -------- -------- -------
 1,231,719   6,800,518   3,610,591    1,023,731  655,181  2,968,922   3,728,277    100,014  102,247  31,201
    19,412      94,720      13,950       26,833   16,811     21,248      47,611         --       --      85
----------  ----------  ----------   ---------- -------- ----------  ----------   -------- -------- -------
 1,251,131   6,895,238   3,624,541    1,050,564  671,992  2,990,170   3,775,888    100,014  102,247  31,286
       650       3,641       1,891          555      304      1,541       1,973         47       55      17
----------  ----------  ----------   ---------- -------- ----------  ----------   -------- -------- -------
$1,250,481  $6,891,597  $3,622,650   $1,050,009 $671,688 $2,988,629  $3,773,915   $ 99,967 $102,192 $31,269
==========  ==========  ==========   ========== ======== ==========  ==========   ======== ======== =======
   874,067   4,058,908   3,040,950      720,171  598,107  1,605,610   2,380,833     88,545  102,841  28,092
==========  ==========  ==========   ========== ======== ==========  ==========   ======== ======== =======
$    1.431  $    1.698  $    1.191   $    1.458 $  1.123 $    1.861  $    1.585   $  1.129 $  0.994 $ 1.113
==========  ==========  ==========   ========== ======== ==========  ==========   ======== ======== =======

                      Account K Financial Statements
LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

STATEMENTS OF OPERATIONS

                                      Lincoln              Lincoln      Lincoln   Lincoln
                                      National   Lincoln   National     National  National
                                      Aggressive National  Capital      Equity-   Global Asset
                                      Growth     Bond      Appreciation Income    Allocation
                          Combined    Account    Account   Account      Account   Account
----------------------------------------------------------------------------------------------
PERIOD FROM MAY 17, 1994
 TO DECEMBER 31, 1994
Net Investment Income:
 . Dividends from
   investment income      $    3,159   $     38  $   484     $    248   $    614    $    178
 -----------------------
 . Mortality and expense
   guarantees                   (823)       (84)     (41)         (93)      (131)        (34)
------------------------  ----------   --------  -------     --------   --------    --------
NET INVESTMENT INCOME
 (LOSS)                        2,336        (46)     443          155        483         144
------------------------
Net realized and
 unrealized gain (loss)
 on investments:
 . Net realized gain
   (loss) on investments        (174)         1      (13)          (2)        (5)        (21)
 -----------------------
 . Net change in
   unrealized
   appreciation or
   depreciation on
   investments                (2,197)       902     (262)         563     (1,391)        (67)
------------------------  ----------   --------  -------     --------   --------    --------
NET GAIN (LOSS) ON
 INVESTMENTS                  (2,371)       903     (275)         561     (1,396)        (88)
------------------------  ----------   --------  -------     --------   --------    --------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS          $      (35)  $    857  $   168     $    716   $   (913)   $     56
------------------------  ==========   ========  =======     ========   ========    ========
YEAR ENDED DECEMBER 31,
 1995
Net Investment Income:
 . Dividends from
   investment income      $  101,581   $    234  $13,846     $  7,021   $ 24,214    $  5,461
 -----------------------
 . Dividends from net
   realized gain on
   investments                38,968         --       --           --      2,304          --
 -----------------------
 . Mortality and expense
   guarantees                (33,482)    (3,564)  (1,258)      (4,913)    (6,573)     (1,022)
------------------------  ----------   --------  -------     --------   --------    --------
NET INVESTMENT INCOME
 (LOSS)                      107,067     (3,330)  12,588        2,108     19,945       4,439
------------------------
Net realized and
 unrealized gain on
 investments:
 . Net realized gain on
   investments                38,900      7,569    1,104        3,796      7,164       2,773
 -----------------------
 . Net change in
   unrealized
   appreciation or
   depreciation on
   investments             1,082,468    162,670   20,865      194,245    270,358      27,692
------------------------  ----------   --------  -------     --------   --------    --------
NET GAIN ON INVESTMENTS    1,121,368    170,239   21,969      198,041    277,522      30,465
------------------------  ----------   --------  -------     --------   --------    --------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS               $1,228,435   $166,909  $34,557     $200,149   $297,467    $ 34,904
------------------------  ==========   ========  =======     ========   ========    ========
YEAR ENDED DECEMBER 31,
 1996
Net Investment Income:
 . Dividends from
   investment income      $  386,777   $    874  $44,169     $ 27,316   $ 72,917    $ 19,412
 -----------------------
 . Dividends from net
   realized gain on
   investments               486,335     27,277       --       83,521     40,158      22,121
 -----------------------
 . Mortality and expense
   guarantees               (137,790)   (14,319)  (4,377)     (17,494)   (23,371)     (4,225)
------------------------  ----------   --------  -------     --------   --------    --------
NET INVESTMENT INCOME
 (LOSS)                      735,322     13,832   39,792       93,343     89,704      37,308
------------------------
Net realized and
 unrealized gain on
 investments:
 . Net realized gain
   (loss) on investments     108,526     28,277     (373)      23,484     14,398       2,524
 -----------------------
 . Net change in
   unrealized
   appreciation or
   depreciation on
   investments             2,619,503    282,076  (14,439)     315,350    602,026      62,979
------------------------  ----------   --------  -------     --------   --------    --------
NET GAIN (LOSS) ON
 INVESTMENTS               2,728,029    310,353  (14,812)     338,834    616,424      65,503
------------------------  ----------   --------  -------     --------   --------    --------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS               $3,463,351   $324,185  $24,980     $432,177   $706,128    $102,811
------------------------  ==========   ========  =======     ========   ========    ========

See accompanying notes.

                      Account K Financial Statements

Lincoln                                  Lincoln   Lincoln    Lincoln
National         Lincoln       Lincoln   National  National   National      Delaware Delaware Delaware
Growth and       National      National  Money     Social     Special       Equity/  Emerging Global
Income           International Managed   Market    Awareness  Opportunities Income   Growth   Bond
Account          Account       Account   Account   Account    Account       Account  Account  Account
----------------------------------------------------------------------------------------------------

$          507     $    (39)   $   219   $   521   $     94     $    295         --       --       --
           (94)        (160)       (28)      (69)       (21)         (68)        --       --       --
--------------     --------    -------   -------   --------     --------     ------   ------   ------
           413         (199)       191       452         73          227         --       --       --
            (8)         (14)        (2)       --        (63)         (47)        --       --       --
           226       (2,027)       (66)       --       (211)         136         --       --       --
--------------     --------    -------   -------   --------     --------     ------   ------   ------
           218       (2,041)       (68)       --       (274)          89         --       --       --
--------------     --------    -------   -------   --------     --------     ------   ------   ------
$          631     $ (2,240)   $   123   $   452   $   (201)    $    316         --       --       --
==============     ========    =======   =======   ========     ========     ======   ======   ======
$       20,504     $  4,574    $ 4,901   $ 5,094   $  2,674     $ 13,058         --       --       --
        12,785       17,410         78        --      1,063        5,328         --       --       --
        (4,807)      (6,019)      (718)     (551)      (755)      (3,302)        --       --       --
--------------     --------    -------   -------   --------     --------     ------   ------   ------
        28,482       15,965      4,261     4,543      2,982       15,084         --       --       --
         5,054          329      2,686        --      4,943        3,482         --       --       --
       178,517       87,906     20,649        --     30,648       88,918         --       --       --
--------------     --------    -------   -------   --------     --------     ------   ------   ------
       183,571       88,235     23,335        --     35,591       92,400         --       --       --
--------------     --------    -------   -------   --------     --------     ------   ------   ------
$      212,053     $104,200    $27,596   $ 4,543   $ 38,573     $107,484         --       --       --
==============     ========    =======   =======   ========     ========     ======   ======   ======
$       94,720     $ 13,950    $26,833   $16,811   $ 21,248     $ 47,611     $  391       --   $  525
       144,014       13,451     24,926        --     28,882      101,985         --       --       --
       (26,923)     (16,707)    (4,027)   (2,157)    (8,676)     (15,054)      (129)  $ (231)    (100)
--------------     --------    -------   -------   --------     --------     ------   ------   ------
       211,811       10,694     47,732    14,654     41,454      134,542        262     (231)     425
        10,705        9,573      1,539        --      9,770        8,159        427     (127)     170
       548,670      218,384     33,923        --    312,476      249,872      4,450    1,545    2,191
--------------     --------    -------   -------   --------     --------     ------   ------   ------
       559,375      227,957     35,462        --    322,246      258,031      4,877    1,418    2,361
--------------     --------    -------   -------   --------     --------     ------   ------   ------
$      771,186     $238,651    $83,194   $14,654   $363,700     $392,573     $5,139   $1,187   $2,786
==============     ========    =======   =======   ========     ========     ======   ======   ======

                      Account K Financial Statements
LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      Lincoln
                                       Lincoln               Lincoln      Lincoln     National
                                       National    Lincoln   National     National    Global
                                       Aggressive  National  Capital      Equity-     Asset
                                       Growth      Bond      Appreciation Income      Allocation
                          Combined     Account     Account   Account      Account     Account
-------------------------------------------------------------------------------------------------
Changes from operations:
 . Net investment income
   (loss)                 $     2,336  $      (46) $    443   $      155  $      483  $      144
------------------------
 . Net realized gain
   (loss) on investments         (174)          1       (13)          (2)         (5)        (21)
------------------------
 . Net change in
   unrealized
   appreciation or
   depreciation on
   investments                 (2,197)        902      (262)         563      (1,391)        (67)
------------------------  -----------  ----------  --------   ----------  ----------  ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS                  (35)        857       168          716        (913)         56
------------------------
Net increase from unit
 transactions               1,203,420     124,935    50,921      160,599     257,703      43,277
------------------------  -----------  ----------  --------   ----------  ----------  ----------
TOTAL INCREASE IN NET
 ASSETS AND NET ASSETS
 AT DECEMBER 31, 1994       1,203,385     125,792    51,089      161,315     256,790      43,333
Changes from operations:
 . Net investment income
   (loss)                     107,067      (3,330)   12,588        2,108      19,945       4,439
------------------------
 . Net realized gain on
   investments                 38,900       7,569     1,104        3,796       7,164       2,773
------------------------
Net change in unrealized
 appreciation or
 depreciation on
 investments                1,082,468     162,670    20,865      194,245     270,358      27,692
------------------------  -----------  ----------  --------   ----------  ----------  ----------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS                 1,228,435     166,909    34,557      200,149     297,467      34,904
------------------------
Net increase from unit
 transactions               9,610,893   1,047,415   360,859    1,265,087   1,698,228     258,459
------------------------  -----------  ----------  --------   ----------  ----------  ----------
TOTAL INCREASE IN NET
 ASSETS                    10,839,328   1,214,324   395,416    1,465,236   1,995,695     293,363
------------------------  -----------  ----------  --------   ----------  ----------  ----------
NET ASSETS AT DECEMBER
 31, 1995                  12,042,713   1,340,116   446,505    1,626,551   2,252,485     336,696
------------------------
Changes from operations:
 . Net investment income
   (loss)                     735,322      13,832    39,792       93,343      89,704      37,308
------------------------
 . Net realized gain
   (loss) on investments      108,526      28,277      (373)      23,484      14,398       2,524
------------------------
 . Net change in
   unrealized
   appreciation or
   depreciation on
   investments              2,619,503     282,076   (14,439)     315,350     602,026      62,979
------------------------  -----------  ----------  --------   ----------  ----------  ----------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS                 3,463,351     324,185    24,980      432,177     706,128     102,811
------------------------
Net increase from unit
 transactions              19,203,948   1,796,894   472,875    2,347,846   2,456,873     810,974
------------------------  -----------  ----------  --------   ----------  ----------  ----------
TOTAL INCREASE IN NET
 ASSETS                    22,667,299   2,121,079   497,855    2,780,023   3,163,001     913,785
------------------------  -----------  ----------  --------   ----------  ----------  ----------
NET ASSETS AT DECEMBER
 31, 1996                 $34,710,012  $3,461,195  $944,360   $4,406,574  $5,415,486  $1,250,481
------------------------  ===========  ==========  ========   ==========  ==========  ==========



See accompanying notes.

                      Account K Financial Statements

Lincoln                               Lincoln  Lincoln     Lincoln
National    Lincoln       Lincoln     National National    National      Delaware Delaware  Delaware
Growth and  National      National    Money    Social      Special       Equity/  Emerging  Global
Income      International Managed     Market   Awareness   Opportunities Income   Growth    Bond
Account     Account       Account     Account  Account     Account       Account  Account   Account
----------------------------------------------------------------------------------------------------
$      413   $     (199)  $      191  $    452 $       73   $      227        --        --       --
        (8)         (14)          (2)       --        (63)         (47)       --        --       --
       226       (2,027)         (66)       --       (211)         136        --        --       --
----------   ----------   ----------  -------- ----------   ----------   -------  --------  -------
       631      (2,240)          123       452       (201)         316        --        --       --
   167,869      260,900       31,730    13,804     18,314       73,368        --        --       --
----------   ----------   ----------  -------- ----------   ----------   -------  --------  -------
   168,500      258,660       31,853    14,256     18,113       73,684        --        --       --
    28,482       15,965        4,261     4,543      2,982       15,084        --        --       --
     5,054          329        2,686        --      4,943        3,482        --        --       --
   178,517       87,906       20,649        --     30,648       88,918        --        --       --
----------   ----------   ----------  -------- ----------   ----------   -------  --------  -------
   212,053      104,200       27,596     4,543     38,573      107,484        --        --       --
 1,674,531    1,459,803      288,488   155,292    333,155    1,069,576        --        --       --
----------   ----------   ----------  -------- ----------   ----------   -------  --------  -------
 1,886,584    1,564,003      316,084   159,835    371,728    1,177,060        --        --       --
----------   ----------   ----------  -------- ----------   ----------   -------  --------  -------
 2,055,084    1,822,663      347,937   174,091    389,841    1,250,744        --        --       --
   211,811       10,694       47,732    14,654     41,454      134,542   $   262  $   (231) $   425
    10,705        9,573        1,539        --      9,770        8,159       427      (127)     170
   548,670      218,384       33,923        --    312,476      249,872     4,450     1,545    2,191
----------   ----------   ----------  -------- ----------   ----------   -------  --------  -------
   771,186      238,651       83,194    14,654    363,700      392,573     5,139     1,187    2,786
 4,065,327    1,561,336      618,878   482,943  2,235,088    2,130,598    94,828   101,005   28,483
----------   ----------   ----------  -------- ----------   ----------   -------  --------  -------
 4,836,513    1,799,987      702,072   497,597  2,598,788    2,523,171    99,967   102,192   31,269
----------   ----------   ----------  -------- ----------   ----------   -------  --------  -------
$6,891,597   $3,622,650   $1,050,009  $671,688 $2,988,629   $3,773,915   $99,967  $102,192  $31,269
==========   ==========   ==========  ======== ==========   ==========   =======  ========  =======

This page was intentionally left blank.

                      Account K Financial Statements
LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS

1. ACCOUNTING POLICIES
The Separate Account: Lincoln Life Flexible Premium Variable Life Account K (Separate Account) was established as a segregated investment account of The Lincoln National Life Insurance Company (the Company) on March 9, 1994. The Separate Account was registered on May 2, 1994, under the Investment Company Act of 1940, as amended, as a unit investment trust, and commenced investment activity on May 17, 1994.

Investments: The Separate Account invests in Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreci-ation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Aware-ness Fund, Inc., Lincoln National Special Opportunities Fund, Inc., and the Delaware Group Premium Fund, Inc. which consists of three series: Equity/Income Series, Emerging Growth Series, and Global Bond Series (Funds). Investments in the Funds are stated at the closing net asset values per share on December 31, 1996. The Funds are register as open-end management investment companies.

Investment transactions are accounted for on a trade-date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is de-termined by the average-cost method.

Dividends: Dividends paid to the Separate Account are automatically reinvested in shares of the Funds on the payable date.

Federal Income Taxes: Operations of the Separate Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance com-pany" under the Internal Revenue Code. Using current law, no federal income taxes are payable with respect to the Separate Account's net investment income and the net realized gain on investments.

2. MORTALITY AND EXPENSE RISK CHARGE AND OTHER TRANSACTIONS WITH AFFILIATE Percent of Premium Charge: Prior to allocation of net premiums to the Separate Account, premiums paid are reduced by a percent of premium charge equal to 3.95% of the premium. Amounts retained during 1996, 1995 and 1994 by the Com-pany for such charges were $253,616, $235,219 and $43,097, respectively.

Separate Account Charges: Amounts are charged daily to the Separate Account by the Company for a mortality and expense risk charge at a current annual rate of
 .60% of the average daily net asset value of the Separate Account. These charges are made in return for the Company's assumption of risks associated with mortality experience and administrative expenses in connection with poli-cies issued.

Other Charges: Other charges which are paid to the Company by redeeming Sepa-rate Account units are for monthly administrative charges, the cost of insur-ance, transfer and withdrawal charges, and contingent surrender charges. These other charges for 1996, 1995 and 1994 amounted to $3,471,519, $1,085,945 and
$47,812, respectively.

The monthly administrative charge amounts to $7.50 for each policy in force and is intended to compensate the Company for continuing administration of the pol-icies, premium billing, overhead expenses, and other miscellaneous expenses.

The Company assumes the responsibility for providing the insurance benefits in-cluded in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and the current death benefit. The cost of insur-ance can vary from month to month since the determination of both the insurance rate and the current death benefit depends upon a number of variables as de-scribed in the Separate Account's prospectus.

The transfer charge amounts to $10 each time a policyowner authorizes a trans-fer of funds between accounts; however, the transfer charge is currently being waived for all transfers. The withdrawal charge is currently the greater of $10 or 3% of the amount withdrawn for each withdrawal from the policy value by the policyowner.

Surrender charges are deducted if the policy is surrendered during the first sixteen policy years. Surrender charges in the first five years are approxi-mately 132% of the required base minimum annual premium. Surrender charges in years six through sixteen decrease by policy year to 0% in the seventeenth year. Additional surrender charges are deducted upon surrender of increases to the specified amount.

                      Account K Financial Statements
LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS CONTINUED

3. NET ASSETS
Net Assets at December 31, 1996 consisted of the following:

                                                                                  Lincoln
                                      Lincoln             Lincoln      Lincoln    National   Lincoln
                                      National   Lincoln  National     National   Global     National
                                      Aggressive National Capital      Equity-    Asset      Growth and
                                      Growth     Bond     Appreciation Income     Allocation Income
                          Combined    Account    Account  Account      Account    Account    Account
-------------------------------------------------------------------------------------------------------
Unit Transactions         $30,018,261 $2,969,244 $884,655  $3,773,532  $4,412,804 $1,112,710 $5,907,727
Accumulated net
investment
income (loss)                 844,725     10,456   52,823      95,606     110,132     41,891    240,706
---------------------------
Accumulated net realized
gain (loss) on
investments                   147,252     35,847      718      27,278      21,557      5,276     15,751
---------------------------
Net unrealized
appreciation on
investments                 3,699,774    445,648    6,164     510,158     870,993     90,604    727,413
---------------------------
                          ----------- ---------- --------  ----------  ---------- ---------- ----------
                          $34,710,012 $3,461,195 $944,360  $4,406,574  $5,415,486 $1,250,481 $6,891,597
                          =========== ========== ========  ==========  ========== ========== ==========

                      Account K Financial Statements


                            Lincoln  Lincoln    Lincoln
Lincoln          Lincoln    National National   National      Delaware Delaware  Delaware
National         National   Money    Social     Special       Equity/  Emerging  Global
International    Managed    Market   Awareness  Opportunities Income   Growth    Bond
Account          Account    Account  Account    Account       Account  Account   Account
----------------------------------------------------------------------------------------
$   3,282,039    $  939,096 $652,039 $2,586,557  $3,273,542   $94,828  $101,005  $28,483
       26,460        52,184   19,649     44,509     149,853       262      (231)     425
        9,888         4,223       --     14,650      11,594       427      (127)     170
      304,263        54,506       --    342,913     338,926     4,450     1,545    2,191
 -------------   ---------- -------- ----------  ----------   -------  --------  -------
$   3,622,650    $1,050,009 $671,688 $2,988,629  $3,773,915   $99,967  $102,192  $31,269
 =============   ========== ======== ==========  ==========   =======  ========  =======

                      Account K Financial Statements
LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS CONTINUED

4. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

                                                                                     Period from May 17,
                                     Year Ended               Year Ended             1994 to  December
                                     December 31, 1996        December 31, 1995      31, 1994
----------------------------------------------------------------------------------------------------------
                                     Units       Amount       Units      Amount      Units     Amount
----------------------------------------------------------------------------------------------------------
Lincoln National Aggressive Growth
Account:
Purchases                             1,986,444  $ 2,987,630  1,159,747  $1,427,495   132,136  $  134,367
------------------------------------
Redemptions                            (792,146)  (1,190,736)  (305,953)   (380,080)   (9,347)     (9,432)
------------------------------------ ----------  -----------  ---------  ----------  --------  ----------
                                      1,194,298    1,796,894    853,794   1,047,415   122,789     124,935
Lincoln National Bond Account:
Purchases                               693,235      807,378    424,613     471,334    56,090      55,770
------------------------------------
Redemptions                            (286,906)    (334,503)   (99,138)   (110,475)   (4,873)     (4,849)
------------------------------------ ----------  -----------  ---------  ----------  --------  ----------
                                        406,329      472,875    325,475     360,859    51,217      50,921
Lincoln National Capital
Appreciation Account:
Purchases                             2,493,097    3,622,132  1,370,722   1,602,221   174,005     177,145
------------------------------------
Redemptions                            (877,059)  (1,274,286)  (283,683)   (337,134)  (16,252)    (16,546)
------------------------------------ ----------  -----------  ---------  ----------  --------  ----------
                                      1,616,038    2,347,846  1,087,039   1,265,087   157,753     160,599
Lincoln National Equity-Income
Account:
Purchases                             2,536,624    3,788,423  1,894,714   2,316,819   265,500     274,499
------------------------------------
Redemptions                            (894,662)  (1,331,550)  (506,306)   (618,591)  (16,233)    (16,796)
------------------------------------ ----------  -----------  ---------  ----------  --------  ----------
                                      1,641,962    2,456,873  1,388,408   1,698,228   249,267     257,703
Lincoln National Global Asset
 Allocation Account:
Purchases                               817,949    1,094,430    337,111     383,453    47,818      48,241
------------------------------------
Redemptions                            (214,270)    (283,456)  (109,622)   (124,994)   (4,919)     (4,964)
------------------------------------ ----------  -----------  ---------  ----------  --------  ----------
                                        603,679      810,974    227,489     258,459    42,899      43,277
Lincoln National Growth and Income
Account:
Purchases                             3,852,907    5,990,307  1,673,828   2,191,176   172,419     177,722
------------------------------------
Redemptions                          (1,234,826)  (1,924,980)  (395,844)   (516,645)   (9,576)     (9,853)
------------------------------------ ----------  -----------  ---------  ----------  --------  ----------
                                      2,618,081    4,065,327  1,277,984   1,674,531   162,843     167,869
International Account
Purchases                             2,367,582    2,701,296  1,898,555   1,960,609   277,792     282,935
------------------------------------
Redemptions                            (997,656)  (1,139,960)  (483,694)   (500,806)  (21,629)    (22,035)
------------------------------------ ----------  -----------  ---------  ----------  --------  ----------
                                      1,369,926    1,561,336  1,414,861   1,459,803   256,163     260,900
Lincoln National Managed Account:
Purchases                               809,601    1,098,752    304,840     370,882    34,796      35,061
------------------------------------
Redemptions                            (356,357)    (479,874)   (69,401)    (82,394)   (3,308)     (3,331)
------------------------------------ ----------  -----------  ---------  ----------  --------  ----------
                                        453,244      618,878    235,439     288,488    31,488      31,730
Lincoln National Money Market
Account:
Purchases                             1,041,082    1,150,176    388,505     409,737   481,209     488,017
------------------------------------
Redemptions                            (604,852)    (667,233)  (240,559)   (254,445) (467,278)   (474,213)
------------------------------------ ----------  -----------  ---------  ----------  --------  ----------
                                        436,230      482,943    147,946     155,292    13,931      13,804
Lincoln National Social Awareness
Account:
Purchases                             1,848,868    3,083,622    338,743     453,053    23,608      24,224
------------------------------------
Redemptions                            (512,433)    (848,534)   (87,411)   (119,898)   (5,765)     (5,910)
------------------------------------ ----------  -----------  ---------  ----------  --------  ----------
                                      1,336,435    2,235,088    251,332     333,155    17,843      18,314

                      Account K Financial Statements
LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS CONTINUED

4. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS CONTINUED

                                     Year Ended              Year Ended             Period from May 17, 1994
                                     December 31, 1996       December 31, 1995      to December 31, 1994
--------------------------------------------------------------------------------------------------------------
                                     Units      Amount       Units      Amount      Units       Amount
--------------------------------------------------------------------------------------------------------------
Lincoln National Special
Opportunities Account:
Purchases                            2,301,459  $ 3,348,686  1,097,775  $1,395,688      81,410  $      84,111
------------------------------------
Redemptions                           (838,052)  (1,218,088)  (251,286)   (326,112)    (10,473)       (10,743)
------------------------------------ ---------  -----------  ---------  ----------  ----------  -------------
                                     1,463,407    2,130,598    846,489   1,069,576      70,937         73,368
Equity/Income Series:
Purchases                              106,501      114,357         --          --          --             --
------------------------------------
Redemptions                            (17,956)     (19,529)        --          --          --             --
------------------------------------ ---------  -----------  ---------  ----------  ----------  -------------
                                        88,545       94,828         --          --          --             --
Emerging Growth Series:
Purchases                              173,113      170,450         --          --          --             --
------------------------------------
Redemptions                            (70,272)     (69,445)        --          --          --             --
------------------------------------ ---------  -----------  ---------  ----------  ----------  -------------
                                       102,841      101,005         --          --          --             --
Global Bond Series:
Purchases                               30,851       31,500         --          --          --             --
------------------------------------
Redemptions                             (2,759)      (3,017)        --          --          --             --
------------------------------------ ---------  -----------  ---------  ----------  ----------  -------------
                                        28,092       28,483         --          --          --             --
                                                -----------             ----------              -------------
NET INCREASE FROM UNIT TRANSACTIONS             $19,203,948             $9,610,893              $   1,203,420
------------------------------------            ===========             ==========              =============

                      Account K Financial Statements
LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS CONTINUED

5. PURCHASES AND SALES OF INVESTMENTS
The aggregate cost of investments purchased and the aggregate proceeds from in-vestments sold were as follows for 1996:

                                                  Aggregate   Aggregate
                                                  Cost of     Proceeds
                                                  Purchases   from Sales
---------------------------------------------------------------------
Lincoln National Aggressive Growth Account        $ 2,020,237 $  208,947
------------------------------------------------
Lincoln National Bond Account                         570,499     87,858
------------------------------------------------
Lincoln National Capital Appreciation Account       2,621,518    199,095
------------------------------------------------
Lincoln National Equity-Income Account              2,617,683    117,999
------------------------------------------------
Lincoln National Global Asset Allocation Account      886,844     52,025
------------------------------------------------
Lincoln National Growth and Income Account          4,377,213    171,590
------------------------------------------------
Lincoln National International Account              1,708,563    144,895
------------------------------------------------
Lincoln National Managed Account                      806,864    161,766
------------------------------------------------
Lincoln National Money Market Account                 992,873    506,771
------------------------------------------------
Lincoln National Social Awareness Account           2,418,058    158,724
------------------------------------------------
Lincoln National Special Opportunities Account      2,428,494    196,524
------------------------------------------------
Delaware Equity/Income Account                        106,098     10,961
------------------------------------------------
Delaware Emerging Growth Account                      148,633     47,804
------------------------------------------------
Delaware Global Bond Account                           31,601      2,761
------------------------------------------------  ----------- ----------
                                                  $21,735,178 $2,067,720
                                                  =========== ==========

6. ADDITIONAL INVESTMENT OPTIONS
Effective May 1996, three investment options were added to the Separate Ac-count. The options include the Delaware Group Premium Funds, Inc. which consist of the Equity/Income Series, Emerging Growth Series and the Global Bond Series.

7. DAILY VALUATION CALCULATIONS
Effective October 1996, the daily unit value calculation process was trans-ferred from the Company to the Delaware Group, an affiliate of the Company. Costs associated with the calculation of the unit value are paid by the Compa-ny.

8. CHANGE IN MANAGEMENT
Effective August 29, 1996, Clay Finlay Inc., Subadvisor of the Lincoln National International Fund Inc., accepted an offer to sell their ownership interest in the firm to United Asset Management, a New York Stock Exchange ("NYSE") listed company. In October 1996, variable contractholders, via proxy solicitation, in-structed the Company to vote to retain Clay Finlay as the Subadvisor of the Lincoln National International Fund.

The shares were voted as follows:

  . 91.56% for retaining Clay Finlay,
  .  3.26% against retaining Clay Finlay,
  .  5.18% abstained

                      Account K Financial Statements
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Directors of Lincoln National Life
Insurance Company

and
Policyowners of Lincoln Life Flexible
Premium Variable Life Account K

We have audited the accompanying statement of assets and liability of Lincoln Life
Flexible Premium Variable Life Account K
(Separate Account) as of December 31, 1996, and the related statements of operations and changes in net assets for each of the two years in the period then ended and the pe-riod from May 17, 1994 (commencement of op-erations) to December 31,1994. These finan-cial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures in-cluded confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes as-sessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements re-ferred to above present fairly, in all mate-rial respects, the financial position of Lincoln Life Flexible Premium Variable Life
Account K at December 31, 1996, and the re-sults of its operations and the changes in its net assets for each of the two years in the period then ended and the period from May 17, 1994 (commencement of operations) to
December 31, 1994, in conformity with gener-ally accepted accounting principles.

                                         LOGO

Fort Wayne, Indiana
March 27, 1997

                     Lincoln Life Financial Statements

LINCOLN NATIONAL LIFE INSURANCE CO.

AUDITED FINANCIAL STATEMENTS

Prior to 1996, management of The Lincoln Na-tional Life Insurance Company (Company) pre-pared annual financial statements of the Company using two different types of ac-counting principles. Pursuant to insurance regulatory requirements in several states, management prepared financial statements in accordance with statutory accounting princi-ples (STAP), which were subject to audit by the Company's independent auditors. Addi-tionally, solely for purposes of inclusion in the registration statements of separate account products requiring registration and periodic reporting to the Securities and Ex-change Commission (SEC), management also prepared financial statements of the Company in accordance with generally accepted ac-counting principles (GAAP), which were also subject to audit. In an attempt to reduce costs associated with the preparation and audits of both GAAP and STAP-bases financial statements, commencing with the registra-tions in 1997, management will prepare and have audited only STAP-basis financial statements.

The STAP-basis financial statements included in this registration statement have been prepared in conformity with accounting prac-tices prescribed or permitted by the Indiana
Department of Insurance, which is an "other comprehensive basis of accounting" as that term is defined by the American Institute of Certified Public Accountants (see notes 1 and 2 to the enclosed audited STAP-basis fi-nancial statements for information on such prescribed and permitted practices).

Because 1996 is the initial year for which STAP-basis financial statements are used for purposes of these separate account product filings with the SEC, management has in-cluded the following financial statements of the Company to allow for comparability be-tween years:

 . Section 1 contains the STAP-basis balance sheets of the Company as of December 31, 1996 and 1995 and the related STAP-basis statements of income, changes in capital and surplus, and cash flows for the three years in the period ended December 31, 1996.

 . Section 2 contains the GAAP-basis balance sheets of the Company as of December 31, 1995 and 1994 and the related consolidated statements of income, shareholder's equi-ty, and cash flows for each of the three years in the period ended December 31, 1995.

                     Lincoln Life Financial Statements
LINCOLN NATIONAL LIFE INSURANCE CO.

CONSOLIDATED BALANCE SHEETS

                                                      December 31
                                                      1995        1994
                                                      ----------- -----------
                                                      (000's omitted)
                                                      -----------------------
ASSETS
INVESTMENTS:
Securities available-for-sale, at fair value:
 . Fixed maturity (cost: 1995 -- $18,852,837; 1994 --
   $18,193,928)                                       $20,414,785 $17,692,214
----------------------------------------------------
 . Equity (cost: 1995 -- $480,261; 1994 -- $416,351)       598,435     456,333
----------------------------------------------------
Mortgage loans on real estate                           3,147,783   2,795,914
----------------------------------------------------
Real estate                                               746,023     679,512
----------------------------------------------------
Policy loans                                              565,325     528,731
----------------------------------------------------
Other investments                                         241,219     158,196
----------------------------------------------------  ----------- -----------
Total investments                                      25,713,570  22,310,900
----------------------------------------------------
Cash and invested cash                                    802,743     990,880
----------------------------------------------------
Property and equipment                                     53,830      54,989
----------------------------------------------------
Deferred acquisition costs                                953,834   1,736,526
----------------------------------------------------
Premiums and fees receivable                              117,634     123,494
----------------------------------------------------
Accrued investment income                                 352,301     367,370
----------------------------------------------------
Assets held in separate accounts                       18,461,629  13,000,540
----------------------------------------------------
Federal income taxes                                           --     134,463
----------------------------------------------------
Amounts recoverable from reinsurers                     2,940,976   2,069,292
----------------------------------------------------
Goodwill                                                    5,149       3,385
----------------------------------------------------
Other assets                                              185,398     233,708
----------------------------------------------------  ----------- -----------
Total assets                                          $49,587,064 $41,025,547
----------------------------------------------------  =========== ===========

LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES:
Policy liabilities and accruals:
 . Future policy benefits, claims and claims expenses  $ 8,435,019 $ 7,540,772
----------------------------------------------------
 . Unearned premiums                                        55,174      61,472
----------------------------------------------------  ----------- -----------
Total policy liabilities and accruals                   8,490,193   7,602,244
----------------------------------------------------
Contractholder funds                                   18,171,822  17,028,628
----------------------------------------------------
Liabilities related to separate accounts               18,461,629  13,000,540
----------------------------------------------------
Federal income taxes                                      166,430          --
----------------------------------------------------
Short-term debt                                           124,783     153,656
----------------------------------------------------
Long-term debt                                             40,827      54,794
----------------------------------------------------
Other liabilities                                       1,412,534   1,264,730
----------------------------------------------------  ----------- -----------
Total liabilities                                      46,868,218  39,104,592
----------------------------------------------------
SHAREHOLDER'S EQUITY:
Common stock, $2.50 par value:
 . Authorized, issued and outstanding shares -- 10
  million
  (owned by Lincoln National Corp.)                        25,000      25,000
----------------------------------------------------
Additional paid-in capital                                809,557     791,605
----------------------------------------------------
Retained earnings                                       1,440,994   1,428,969
----------------------------------------------------
Net unrealized gain (loss) on securities available-
for-sale                                                  443,295    (324,619)
----------------------------------------------------  ----------- -----------
Total shareholder's equity                              2,718,846   1,920,955
----------------------------------------------------  ----------- -----------
Total liabilities and shareholder's equity            $49,587,064 $41,025,547
----------------------------------------------------  =========== ===========

See accompanying notes.

                     Lincoln Life Financial Statements
LINCOLN NATIONAL LIFE INSURANCE CO.

CONSOLIDATED STATEMENTS OF INCOME

                                            Year ended December 31
                                            1995       1994        1993
                                            ---------------------------------
                                            (000's omitted)
                                            ---------------------------------
REVENUE
Insurance premiums                          $  846,873 $1,099,480  $1,972,630
------------------------------------------
Insurance fees                                 450,423    390,384     425,083
------------------------------------------
Net investment income                        1,899,630  1,673,981   1,823,459
------------------------------------------
Realized gain (loss) on investments            136,195   (138,522)     92,150
------------------------------------------
Gain (loss) on sale of affiliates                   --     68,954     (98,500)
------------------------------------------
Other                                            3,405     20,946      35,781
------------------------------------------  ---------- ----------  ----------
Total revenue                                3,336,526  3,115,223   4,250,603
------------------------------------------

BENEFITS AND EXPENSES
Benefits and settlement expenses             2,122,616  2,194,047   3,033,139
------------------------------------------
Underwriting, acquisition, insurance and
 other expenses                                764,346    660,363     881,703
------------------------------------------
Interest expense                                    67        615          96
------------------------------------------  ---------- ----------  ----------
Total benefits and expenses                  2,887,029  2,855,025   3,914,938
------------------------------------------  ---------- ----------  ----------
Income before federal income taxes
and cumulative effect of accounting change     449,497    260,198     335,665
------------------------------------------
Federal income taxes                           127,472     40,400     142,544
------------------------------------------
Income before cumulative effect of
 accounting change                             322,025    219,798     193,121
------------------------------------------  ---------- ----------  ----------
Cumulative effect of accounting change
(postretirement benefits)                           --         --      45,582
------------------------------------------  ---------- ----------  ----------
Net income                                  $  322,025 $  219,798  $  147,539
------------------------------------------  ========== ==========  ==========

EARNINGS PER SHARE
Income before cumulative effect of
 accounting change                              $32.20     $21.98      $19.31
------------------------------------------
Cumulative effect of accounting change
(postretirement benefits)                           --         --       (4.56)
------------------------------------------  ---------- ----------  ----------
Net income                                      $32.20     $21.98      $14.75
------------------------------------------  ========== ==========  ==========



See accompanying notes.

                     Lincoln Life Financial Statements
LINCOLN NATIONAL LIFE INSURANCE CO.

CONSOLIDATED STATEMENTS OF
SHAREHOLDER'S EQUITY

                                           Year ended December 31
                                           1995        1994        1993
                                           ----------------------------------
                                           (000's omitted)
                                           ----------------------------------
Common stock -- balance at beginning and
 end of year                               $   25,000  $   25,000  $   25,000
-----------------------------------------
ADDITIONAL PAID-IN CAPITAL:
Balance at beginning of year                  791,605     791,444     791,223
-----------------------------------------
Contribution from Lincoln National Corp.       17,952         161         221
-----------------------------------------
                                           ----------  ----------  ----------
Balance at end of year                        809,557     791,605     791,444
-----------------------------------------
RETAINED EARNINGS:
Balance at beginning of year                1,428,969   1,334,171   1,198,632
-----------------------------------------
Net income                                    322,025     219,798     147,539
-----------------------------------------
Dividends declared                           (310,000)   (125,000)    (12,000)
-----------------------------------------
                                           ----------  ----------  ----------
Balance at end of year                      1,440,994   1,428,969   1,334,171
-----------------------------------------
NET UNREALIZED GAIN (LOSS) ON SECURITIES
 AVAILABLE-FOR-SALE:
Balance at beginning of year                 (324,619)    621,161      47,303
-----------------------------------------
Cumulative effect of accounting change             --          --     564,153
-----------------------------------------
Other change during year                      767,914    (945,780)      9,705
-----------------------------------------
                                           ----------  ----------  ----------
Balance at end of year                        443,295    (324,619)    621,161
-----------------------------------------
                                           ----------  ----------  ----------
Total shareholder's equity at end of year  $2,718,846  $1,920,955  $2,771,776
-----------------------------------------
                                           ==========  ==========  ==========




See accompanying notes.

                     Lincoln Life Financial Statements
LINCOLN NATIONAL LIFE INSURANCE CO.

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                          Year ended December 31
                                          1995         1994         1993
                                          -----------  -----------  ----------
                                          (000's omitted)
                                          ------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                $   322,025  $   219,798  $  147,539
----------------------------------------
Adjustments to reconcile net income to
net cash
provided by operating activities:
 . Deferred acquisition costs                  124,526     (171,063)    (92,183)
----------------------------------------
 . Premiums and fees receivable                  6,082       10,755      80,582
----------------------------------------
 . Accrued investment income                    15,069      (54,434)    (18,827)
----------------------------------------
 . Policy liabilities and accruals             621,603      114,038     345,142
----------------------------------------
 . Contractholder funds                      1,335,625    1,769,240   1,248,058
----------------------------------------
 . Amounts recoverable from reinsurers        (883,425)    (884,388)   (700,622)
----------------------------------------
 . Federal income taxes                         95,745        8,364    (130,308)
----------------------------------------
 . Provisions for depreciation                  39,089       38,870      41,516
----------------------------------------
 . Amortization of discount and premium        (86,653)       7,928    (100,274)
----------------------------------------
 . Realized loss (gain) on investments        (244,995)     219,682    (115,881)
----------------------------------------
 . Loss (gain) on sale of affiliates                --      (68,954)     98,500
----------------------------------------
 . Cumulative effect of accounting change           --           --      45,582
----------------------------------------
 . Other                                       458,542       (4,599)     51,369
----------------------------------------  -----------  -----------  ----------
Net adjustments                             1,481,208      985,439     752,654
----------------------------------------  -----------  -----------  ----------
Net cash provided by operating
 activities                                 1,803,233    1,205,237     900,193
----------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available-for-sale:
 . Purchases                               (13,549,807) (12,100,213) (7,171,684)
----------------------------------------
 . Sales                                    12,163,673    9,326,809   7,139,781
----------------------------------------
 . Maturities                                  929,018      958,065      42,707
----------------------------------------
Fixed maturity securities held for
 investment:
 . Purchases                                        --           --  (5,903,805)
----------------------------------------
 . Sales                                            --           --   2,805,980
----------------------------------------
 . Maturities                                       --           --   1,639,739
----------------------------------------
Purchases of other investments             (1,711,427)  (1,421,321) (1,936,013)
----------------------------------------
Sale or maturity of other investments       1,198,536    1,457,157   1,142,872
----------------------------------------
Sale of affiliates                                 --      520,340          --
----------------------------------------
Decrease in cash collateral on loaned
 securities                                   (39,681)    (163,872)    (40,454)
----------------------------------------
Other                                        (213,708)     (37,606)     83,751
----------------------------------------  -----------  -----------  ----------
Net cash used in investing activities      (1,223,396)  (1,460,641) (2,197,126)
----------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on long-term debt          (13,967)        (200)     (1,138)
----------------------------------------
Issuance of long-term debt                         --           --      10,314
----------------------------------------
Net increase (decrease) in short-term
 debt                                         (28,873)       3,629      13,047
----------------------------------------
Universal life and investment contract
 deposits                                   1,716,239    2,381,829   2,418,037
----------------------------------------
Universal life and investment contract
 withdrawals                               (2,149,325)  (1,604,450) (1,503,105)
----------------------------------------
Capital contribution from Lincoln
 National Corp.                                17,952          161         221
----------------------------------------
Dividends paid to shareholder                (310,000)    (125,000)    (12,000)
----------------------------------------  -----------  -----------  ----------
Net cash provided by (used in) financing
 activities                                  (767,974)     655,969     925,376
----------------------------------------  -----------  -----------  ----------
Net increase (decrease) in cash              (188,137)     400,565    (371,557)
----------------------------------------
Cash at beginning of year                     990,880      590,315     961,872
----------------------------------------  -----------  -----------  ----------
Cash at end of year                       $   802,743  $   990,880  $  590,315
----------------------------------------  ===========  ===========  ==========

See accompanying notes.

                     Lincoln Life Financial Statements
LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

December 31, 1995

1.SUMMARY OF SIGNIFICANT
  ACCOUNTING POLICIES

  Basis of presentation
  The accompanying consolidated financial statements include Lincoln National Life Insurance Co. ("Lincoln Life") and its majority owned subsidiaries. Lincoln Life and its subsidiaries operate multiple insurance businesses. Op-erations are divided into two business segments (see Note 9). These consoli-dated financial statements have been prepared in conformity with generally accepted accounting principles.

  Use of estimates
  The nature of the insurance business requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

  Investments
  Lincoln Life classifies its fixed maturity securities and equity securities (common and non-redeemable preferred stocks) as available-for-sale and, accordingly, such securities are carried at fair value. The cost of fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of fixed maturity and equity securities is adjusted for declines in value that are other than temporary.

  For the mortgage-backed securities portion of the fixed maturity securities portfolio, Lincoln Life recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the se-curities. When estimates of prepayments change, the effective yield is re-calculated to reflect actual payments to date and anticipated future pay-ments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acqui-sition of the securities. This adjustment is reflected in net investment income.

  Mortgage loans on real estate are carried at outstanding principal balances less unaccrued discounts and net of reserves for declines that are other than temporary. Investment real estate is carried at cost less allowances for depreciation. Such real estate is carried net of reserves for declines in value that are other than temporary. Real estate acquired through fore-closure proceedings is recorded at fair value on the settlement date which establishes a new cost basis. If a subsequent periodic review of a fore-closed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at the settlement date, the carrying value is adjusted to the lower amount. Policy loans are carried at the aggregate un-paid balances. Any changes to the reserves for mortgage loans on real estate and real estate are reported as a realized gain (loss) on investments.

  Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less, includ-ing participation in a short-term investment pool administered by Lincoln National Corp. (LNC), the Lincoln Life's parent.

  Realized gain (loss) on investments is recognized in net income, net of re-lated amortization of deferred acquisition costs, using the specific identi-fication method. Changes in the fair values of securities carried at fair value are reflected directly in shareholder's equity after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded if these se-curities would have been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

  Derivatives
  Lincoln Life hedges certain portions of its exposure to interest rate fluc-tuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations and foreign exchange risk by entering into derivative transactions. A description of Lincoln Life's accounting for its hedge of such risks is discussed in the following two paragraphs.

  The premium paid for interest rate caps is deferred and amortized to net in-vestment income on a straight-line basis over the term of the interest rate cap. Any settlement received in accordance with the terms of the interest rate caps is recorded as investment income. Spread-lock agreements, interest rate swaps and financial futures, which hedge fixed maturity securities available-for-sale, are carried at fair value with the change in fair value reflected directly in shareholder's equity. Realized gain (loss) from the settlement of such derivatives is deferred and amortized over the life of the hedged assets as an adjustment to the yield. Foreign exchange forward contracts, foreign currency options and foreign currency swaps, which hedge some of the foreign exchange risk of investments in fixed maturity securi-ties denominated in foreign currencies, are carried at fair value with the change in fair value reflected in earnings. Realized

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES CONTINUED gain (loss) from the settlement of such derivatives is also reflected in earnings.

  Hedge accounting is applied as indicated above after Lincoln Life determines that the items to be hedged expose Lincoln Life to interest rate fluctua-tions, the widening of bond yield spreads over comparable maturity U.S. Gov-ernment obligations and foreign exchange risk; and the derivatives used are designated as a hedge and reduce the indicated risk by having a high corre-lation of changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met, the change in value of the derivatives is included in net income.

  Property and equipment
  Property and equipment owned for Lincoln Life use is carried at cost less allowances for depreciation.

  Premiums and fees
  Revenue for universal life and other interest-sensitive life insurance poli-cies consists of policy charges for cost of insurance, policy initiation and administration, and surrender charges that have been assessed. Traditional individual life-health and annuity premiums are recognized as revenue over the premium-paying period of the policies. Group health premiums are pro-rated over the contract term of the policies.

  Assets held in separate accounts/ liabilities related to separate accounts These assets and liabilities represent segregated funds administered and in-vested by Lincoln Life for the exclusive benefit of pension and variable life and annuity contractholders. The fees received by Lincoln Life for ad-ministrative and contractholder maintenance services performed for these separate accounts are included in Lincoln Life's consolidated statements of income.

  Deferred acquisition costs
  Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and group health insurance which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. Acquisition costs for universal and variable universal life insurance policies are being amortized over the lives of the policies in relation to the incidence of es-timated gross profits from surrender charges and investment, mortality and expense margins, and actual realized gain (loss) on investments. That amor-tization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of policies are revised. The tra-ditional life-health and annuity acquisition costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy reserves.

  Expenses
  Expenses for universal and variable universal life insurance policies in-clude interest credited to policy account balances and benefit claims in-curred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in Lincoln Life's general ac-count during 1993 through 1995 ranged from 6.1% to 8.25%.

  Goodwill
  The cost of acquired subsidiaries in excess of the fair value of net assets (goodwill) is amortized using the straight-line method over periods that generally correspond with the benefits expected to be derived from the ac-quisitions. Goodwill is amortized over 40 years. The carrying value of good-will is reviewed periodically for indicators of impairment in value.

  Policy liabilities and accruals
  The liabilities for future policy benefits and expenses for universal and variable universal life insurance policies consist of policy account bal-ances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future policy benefits and expenses for tradi-tional life policies and immediate and deferred paid-up annuities are com-puted using a net level premium method and assumptions for investment yields, mortality and withdrawals based principally on Lincoln Life experi-ence projected at the time of policy issue, with provision for possible ad-verse deviations. Interest assumptions for traditional direct individual life reserves for all policies range from 2.3% to 11.7% graded to 5.7% after 30 years depending on time of policy issue. Interest rate assumptions for reinsurance reserves range from 5.0% to 11.0% graded to 8.0% after 20 years. The interest assumptions for immediate and deferred paid-up annuities range from 4.5% to 8.0%.

  With respect to its policy liabilities and accruals, Lincoln Life carries on a continuing review of its 1) overall reserve position, 2) reserving tech-niques

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES CONTINUED and 3) reinsurance arrangements, and as experience develops and new informa-tion becomes known, liabilities are adjusted as deemed necessary. The ef-fects of changes in estimates are included in the operating results for the period in which such estimates occur.

  Reinsurance
  Lincoln Life enters into reinsurance agreements with other companies in the normal course of their business. Lincoln Life may assume reinsurance from unaffiliated companies and/or cede reinsurance to such companies. Assets/liabilities and premiums/benefits from certain reinsurance contracts which grant statutory surplus to other insurance companies have been netted on the balance sheets and income statements, respectively, since there is a right of offset. All other reinsurance agreements are reported on a gross basis.

  Depreciation
  Provisions for depreciation of investment real estate and property and equipment owned for Lincoln Life use are computed principally on the straight-line method over the estimated useful lives of the assets.

  Postretirement medical and life insurance benefits
  Lincoln Life accounts for its postretirement medical and life insurance ben-efits using the full accrual method.

  Income taxes
  Lincoln Life and eligible subsidiaries have elected to file consolidated Federal and state income tax returns with their parent, LNC. Pursuant to an intercompany tax sharing agreement with LNC, Lincoln Life and its eligible subsidiaries provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that Lincoln Life and eligible subsidi-aries will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

  Lincoln Life uses the liability method of accounting for income taxes. De-ferred income taxes reflect the net tax effects of temporary differences be-tween the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax return purposes. Lincoln Life establishes a valuation allowance for any portion of its deferred tax assets which are unlikely to be realized.

2.CHANGES IN ACCOUNTING PRINCIPLES
  AND CHANGES IN ESTIMATES

  Postretirement benefits other than pensions
  Effective January 1, 1993, Lincoln Life changed its method of accounting for postretirement medical and life insurance benefits for its eligible employ-ees and agents from a pay-as-you-go method to a full accrual method in ac-cordance with Financial Accounting Standards No. 106 entitled "Employers' Accounting for Postretirement Benefits Other Than Pensions" ("FAS 106"). This full accrual method recognizes the estimated obligation for retired em-ployees and agents and active employees and agents who are expected to re-tire in the future. The effect of the change was to increase net periodic postretirement benefit cost by $7,800,000 and decrease income before cumula-tive effect of accounting change by $5,100,000 ($0.51 per share). The imple-mentation of FAS 106 resulted in a one-time charge to the first quarter 1993 net income of $45,600,000 or $4.56 per share ($69,000,000 pre-tax) for the cumulative effect of the accounting change. See Note 6 for additional dis-closures regarding postretirement benefits other than pensions.

  Accounting by creditors for impairment of a loan
  Financial Accounting Standards No. 114 entitled "Accounting by Creditors for Impairment of a Loan" ("FAS 114") issued in May 1993, was adopted by Lincoln Life effective January 1, 1993. FAS 114 requires that if an impaired mort-gage loan's fair value as described in Note 3 is less than the recorded in-vestment in the loan, the difference is recorded in the mortgage loan allow-ance for losses account. The adoption of FAS 114 resulted in additions to the mortgage loan allowance for losses account and reduced first quarter 1993 income before cumulative effect of accounting change and net income by $37,700,000, or $3.77 per share ($57,200,000 pre-tax). See Note 3 for fur-
  ther mortgage loan disclosures. Most of the effect of this change in ac-counting was within the Life Insurance and Annuities business segment.

  Accounting for certain investments in debt and equity securities
  Financial Accounting Standards No. 115 entitled "Accounting for Certain In-vestments in Debt and Equity Securities" ("FAS 115") issued in May 1993, was adopted by Lincoln Life as of December 31, 1993. In accordance with the rules, the prior

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements
2. CHANGES IN ACCOUNTING PRINCIPLESAND CHANGES IN ESTIMATES CONTINUED year financial statements have not been restated to reflect the change in accounting principle. Under FAS 115, securities can be classified as avail-able-for-sale, trading or held-to-maturity according to the holder's intent. Lincoln Life classified its entire fixed maturity securities portfolio as "available-for-sale." Securities classified as available-for-sale are car-ried at fair value and unrealized gains and losses on such securities are carried as a separate component of shareholder's equity. The ending balance of shareholder's equity at December 31, 1993 was increased by $564,200,000 (net of $377,500,000 of related adjustments to deferred acquisition costs, $50,700,000 of policyholder commitments and $303,700,000 in deferred income taxes, all of which would have been recognized if those securities would have been sold at their fair value, net of amounts applicable to Security-Connecticut Corp.) to reflect the net unrealized gain on fixed maturity se-curities classified as available-for-sale previously carried at amortized cost. Prior to the adoption of FAS 115, Lincoln Life carried a portion of its fixed maturity securities at fair value with unrealized gains and losses carried as a separate component of shareholder's equity. The remainder of such securities were carried at amortized cost.

  Change in estimate for net investment income related to mortgage-backed securities
  At December 31, 1993, Lincoln Life had $5,942,100,000 invested in mortgage-backed securities. As indicated in Note 1, Lincoln Life recognizes income on these securities using a constant effective yield based on anticipated pre-payments. With the implementation of new investment software in December 1993, Lincoln Life was able to significantly refine its estimate of the ef-fective yield on such securities to better reflect actual prepayments and estimates of future prepayments. This resulted in an increase in the amorti-zation of purchase discount on these securities of $58,000,000 and, after related amortization of deferred acquisition costs ($18,300,000) and income taxes ($14,300,000), increased 1993's income before cumulative effect of ac-counting change and net income by $25,500,000 or $2.55 per share. Most of the effect of this change in estimate was within the Life Insurance and An-nuities business segment.

  Change in estimate for disability income reserves
  During the fourth quarter of 1993, income before cumulative effect of ac-counting change and net income decreased by $15,500,000 or $1.55 per share as the result of strengthening reinsurance disability income reserves by $23,900,000. The need for this reserve increase within the Reinsurance seg-ment was identified as the result of management's assessment of current ex-pectations for morbidity trends and the impact of lower investment income due to lower interest rates.

  During the fourth quarter of 1995, Lincoln Life completed an in-depth review of the experience of its disability income business. As a result of this study, and based on the assumption that recent experience will continue in the future, income before cumulative effect of accounting change and net in-come decreased by $33,500,000 or $3.35 per share ($51,500,000 pre-tax) as a result of strengthening disability income reserves by $15,200,000 and writ-ing-off deferred acquisition costs of $36,300,000 in the Reinsurance seg-ment.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements
3.INVESTMENTS
  The major categories of net investment income are as follows:

                                                  Year ended December 31
                                                  1995      1994      1993
                                                  ----------------------------
                                                  (in millions)
                                                  ----------------------------
   Fixed maturity securities                      $1,549.4  $1,357.4  $1,497.6
   ---------------------------------------------
   Equity securities                                   8.9       7.4       4.3
   ---------------------------------------------
   Mortgage loans on real estate                     268.3     271.3     294.2
   ---------------------------------------------
   Real estate                                       110.0      97.8      75.2
   ---------------------------------------------
   Policy loans                                       35.4      32.7      36.0
   ---------------------------------------------
   Invested cash                                      55.4      46.4      24.8
   ---------------------------------------------
   Other investments                                  15.8       7.3       8.0
   ---------------------------------------------  --------  --------  --------
   Investment revenue                              2,043.2   1,820.3   1,940.1
   ---------------------------------------------
   Investment expenses                               143.6     146.3     116.6
   ---------------------------------------------  --------  --------  --------
   Net investment income                          $1,899.6  $1,674.0  $1,823.5
   ---------------------------------------------
                                                  ========  ========  ========

  The realized gain (loss) on investments is as follows:

                                                  Year ended December 31
                                                  1995      1994      1993
                                                  ----------------------------
                                                  (in millions)
                                                  ----------------------------
   Fixed maturity securities available-for-sale:
   . Gross gain                                   $  239.6  $   69.6  $   91.1
   ---------------------------------------------
   . Gross loss                                      (87.8)   (294.1)     (8.4)
   ---------------------------------------------
   Equity securities available-for-sale:
   . Gross gain                                       82.3      50.2      88.3
   ---------------------------------------------
   . Gross loss                                      (31.3)    (50.5)    (33.7)
   ---------------------------------------------
   Fixed maturity securities held for
    investment:
   . Gross gain                                         --        --     209.9
   ---------------------------------------------
   . Gross loss                                         --        --     (69.5)
   ---------------------------------------------
   Other investments                                  42.2       5.1    (161.8)
   ---------------------------------------------
   Related restoration or amortization of
   deferred acquisition
   costs and provision for policyholder
   commitments                                      (108.8)     81.2     (23.7)
   ---------------------------------------------  --------  --------  --------
                                                  $  136.2  $ (138.5) $   92.2
                                                  ========  ========  ========

  Provisions (credits) for write-downs and net changes in provisions for losses, which are included in realized gain (loss) on invest-ments shown above, are as follows:

                                                  Year ended December 31
                                                  1995      1994      1993
                                                  ----------------------------
                                                  (in millions)
                                                  ----------------------------
   Fixed maturity securities                      $   10.4  $   14.2  $   55.6
   ---------------------------------------------
   Equity securities                                   3.3       6.8        --
   ---------------------------------------------
   Mortgage loans on real estate                      14.7      19.5     136.7
   ---------------------------------------------
   Real estate                                        (7.2)     13.0      21.8
   ---------------------------------------------
   Other long-term investments                        (1.5)       .3       3.9
   ---------------------------------------------
   Guarantees                                         (2.2)      4.3       1.7
   ---------------------------------------------
                                                  --------  --------  --------
                                                  $   17.5  $   58.1  $  219.7
                                                  ========  ========  ========

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements
3.INVESTMENTS CONTINUED
  The change in unrealized appreciation (de-preciation) on investments in fixed maturity and equity securities is as follows:

                                                  Year ended December 31
                                                  1995     1994       1993
                                                  ----------------------------
                                                  (in millions)
                                                  ----------------------------
   Fixed maturity securities available-for-sale   $2,063.7 $(1,903.7) $1,387.1
   ---------------------------------------------
   Equity securities available-for-sale               78.1     (26.0)      9.2
   ---------------------------------------------
   Fixed maturity securities held for investment        --        --    (959.7)
   ---------------------------------------------
                                                  -------- ---------  --------
                                                  $2,141.8 $(1,929.7) $  436.6
                                                  ======== =========  ========

  The cost, gross unrealized gain and loss and fair value of securities available-for-sale are as follows:

                                          Year ended December 31, 1995
                                          -----------------------------------
                                                    Gross
                                                    unrealized
                                                    --------------- Fair
                                          Cost      Gain     Loss   value
                                          -----------------------------------
                                          (in millions)
                                          -----------------------------------
   Corporate bonds                        $12,412.1 $1,141.0 $ 28.7 $13,524.4
   -------------------------------------
   U.S. Government bonds                      569.6     83.9     .1     653.4
   -------------------------------------
   Foreign government bonds                   927.9     70.3     .6     997.6
   -------------------------------------
   Mortgage-backed securities:
   . Mortgage pass-through securities       1,072.5     41.0    3.2   1,110.3
   -------------------------------------
   . Collateralized mortgage obligations    3,816.3    262.5    7.4   4,071.4
   -------------------------------------
   . Other mortgage-backed securities           2.8       .3     --       3.1
   -------------------------------------
   State and municipal bonds                   12.3       .1     --      12.4
   -------------------------------------
   Redeemable preferred stocks                 39.3      2.9     --      42.2
   -------------------------------------
                                          --------- -------- ------ ---------
   Total fixed maturity securities         18,852.8  1,602.0   40.0  20,414.8
   -------------------------------------
   Equity securities                          480.3    123.6    5.5     598.4
   -------------------------------------
                                          --------- -------- ------ ---------
                                          $19,333.1 $1,725.6 $ 45.5 $21,013.2
                                          ========= ======== ====== =========
                                          Year ended December 31, 1994
                                          -----------------------------------
                                                    Gross
                                                    unrealized
                                                    --------------- Fair
                                          Cost      Gain     Loss   value
                                          -----------------------------------
                                          (in millions)
                                          -----------------------------------
   Corporate bonds                        $11,519.3 $  143.3 $514.4 $11,148.2
   -------------------------------------
   U.S. Government bonds                    1,048.4      6.9   25.5   1,029.8
   -------------------------------------
   Foreign governments bonds                  541.2      4.7   12.5     533.4
   -------------------------------------
   Mortgage-backed securities:
   . Mortgage pass-through securities       1,176.8      3.0   44.1   1,135.7
   -------------------------------------
   . Collateralized mortgage obligations    3,835.5     85.8  148.6   3,772.7
   -------------------------------------
   . Other mortgage-backed securities           5.0       .1     .1       5.0
   -------------------------------------
   State and municipal bonds                   16.3       .4     --      16.7
   -------------------------------------
   Redeemable preferred stocks                 51.4       .2     .9      50.7
   -------------------------------------
                                          --------- -------- ------ ---------
   Total fixed maturity securities         18,193.9    244.4  746.1  17,692.2
   -------------------------------------
   Equity securities                          416.3     56.4   16.4     456.3
   -------------------------------------
                                          --------- -------- ------ ---------
                                          $18,610.2 $  300.8 $762.5 $18,148.5
                                          ========= ======== ====== =========

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements
3.INVESTMENTS CONTINUED
  Future maturities of fixed maturity
  securities available-for-sale are as
  follows:

                                           December 31, 1995
                                           -------------------
                                                     Fair
                                           Cost      value
                                           --------- ---------
                                           (in millions)
                                           -------------------
   Due in one year or less                 $   278.4 $   282.6
   --------------------------------------
   Due after one year through five years     2,955.7   3,102.1
   --------------------------------------
   Due after five years through ten years    4,918.2   5,265.9
   --------------------------------------
   Due after ten years                       5,808.9   6,579.4
   --------------------------------------  --------- ---------
                                            13,961.2  15,230.0
   Mortgage-backed securities                4,891.6   5,184.8
   --------------------------------------  --------- ---------
                                           $18,852.8 $20,414.8
                                           ========= =========

  The foregoing data is based on stated
  maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

  At December 31, 1995, the current par,
  amortized cost and estimated fair value of investments in mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

             December 31, 1995
             -------------------------------
             Current Par Cost     Fair value
             ----------- -------- ----------
             (in millions)
             -------------------------------
   Below 7%  $  292.6    $  290.5  $  293.6
   --------
   7%-8%      1,302.8     1,276.9   1,318.2
   --------
   8%-9%      1,607.0     1,564.7   1,669.8
   --------
   Above 9%   1,810.5     1,759.5   1,903.2
   --------  --------    --------  --------
             $5,012.9    $4,891.6  $5,184.8
             ========    ========  ========

  The quality ratings of fixed maturity
  securities available-for-sale are as
  follows:

                       December 31, 1995
                       -----------------
   Treasuries and AAA   34.1%
   ------------------
   AA                    8.0
   ------------------
   A                    25.9
   ------------------
   BBB                  24.5
   ------------------
   BB                    3.9
   ------------------
   Less than BB          3.6
   ------------------  ------
                       100.0%
                       ======

  Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When Lincoln Life determines that a loan is impaired, a provision for loss is established for the difference between the carrying value of the mortgage loan and the estimated value. Estimated value is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the provision for losses and subsequent recoveries, if any, are credited to the provision for losses.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements
3.INVESTMENTS CONTINUED
  The provision for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses.
  Management's periodic evaluation of the
  adequacy of the provision for losses is
  based on the Company's past loan loss
  experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay
  (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

  Impaired loans along with the related
  allowance for losses are as follows:

                                                December 31
                                                1995    1994
                                                ------  ------
                                                (in millions)
                                                --------------
   Impaired loans with allowance for losses     $144.7  $246.0
   -------------------------------------------
   Allowance for losses                          (28.5)  (56.6)
   -------------------------------------------
   Impaired loans with no allowance for losses     2.1     2.2
   -------------------------------------------
                                                ------  ------
   Net impaired loans                           $118.3  $191.6
   -------------------------------------------
                                                ======  ======

  Impaired loans with no allowance for losses are a result of direct write-downs or for collateral dependent loans where the fair value of the collateral is greater than the recorded investment in such loans.

  A reconciliation of the mortgage loan allow-ance for losses for these impaired mortgage loans is as follows:

                                      Year ended December
                                      31
                                      1995    1994     1993
                                      ------  -------  ------
                                      (in millions)
                                      -----------------------
   Balance at beginning of year       $ 56.6  $ 220.7  $129.1
   ---------------------------------
   Provisions for losses                14.7     19.5    79.5
   ---------------------------------
   Provision for adoption of FAS 114      --       --    57.2
   ---------------------------------
   Releases due to write-downs         (12.0)      --      --
   ---------------------------------
   Releases due to sales               (15.9)  (164.7)  (12.2)
   ---------------------------------
   Releases due to foreclosures        (14.9)   (18.9)  (32.9)
   ---------------------------------
                                      ------  -------  ------
   Balance at end of year             $ 28.5  $  56.6  $220.7
   ---------------------------------
                                      ======  =======  ======

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements
3.INVESTMENTS CONTINUED
  The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                  Year ended December
                                                  31
                                                  1995   1994   1993
                                                  ------ ------ ------
                                                  (in millions)
                                                  --------------------
   Average recorded investment in impaired loans  $181.7 $467.5 $703.6
   ---------------------------------------------
   Interest income recognized on impaired loans     16.6   36.1   47.3
   ---------------------------------------------

  All interest income on impaired loans was recognized on the cash basis of income recognition.

  As of December 31, 1995 and 1994, Lincoln
  Life had restructured loans of $62,500,000 and $36,200,000, respectively. Lincoln Life recorded $6,300,000 and $800,000 interest in-come on these restructured loans in 1995 and 1994, respectively. Interest income in the amount of $6,600,000 and $3,900,000 would have been recorded on these loans according to their original terms in 1995 and 1994, re-spectively. As of December 31, 1995 and 1994,
  Lincoln Life had no outstanding commitments to lend funds on restructured loans.

  As of December 31, 1995, the Company's in-vestment commitments for fixed maturity se-curities (primarily private placements), mortgage loans on real estate and real es-tate were $543,100,000.

  Fixed maturity securities available-for-sale, mortgage loans on real estate and real estate with a combined carrying value at De-cember 31, 1995 of $1,300,000 were non-in-
  come producing for the year ended December
  31, 1995.

  The cost information for mortgage loans on real estate, real estate and other long-term investments are net of allowances for loss-es. The balance sheet account for other lia-bilities includes a reserve for guarantees of third-party debt. The amount of allow-ances and a reserve for such items is as follows:

                                  December 31
                                  1995  1994
                                  ----- -----
                                  (in
                                  millions)
                                  -----------
   Mortgage loans on real estate  $28.5 $56.6
   -----------------------------
   Real estate                     46.6  65.2
   -----------------------------
   Other long-term investments     11.8  13.5
   -----------------------------

  Details underlying the balance sheet caption
  "Net Unrealized Gain (loss) on Securities
  Available-for-Sale," are as follows:

                                                         December 31
                                                         1995       1994
                                                         ---------  ---------
                                                         (in millions)
                                                         --------------------
   Fair value of securities available-for-sale           $21,013.2  $18,148.5
   ----------------------------------------------------
   Cost of securities available-for-sale                  19,333.1   18,610.2
   ----------------------------------------------------  ---------  ---------
   Unrealized gain (loss)                                  1,680.1     (461.7)
   ----------------------------------------------------
   Adjustments to deferred acquisition costs                (492.1)     158.2
   ----------------------------------------------------
   Amounts required to satisfy policyholder commitments     (510.1)       8.6
   ----------------------------------------------------
   Deferred income credits (taxes)                          (234.6)     105.9
   ----------------------------------------------------
   Valuation allowance for deferred tax assets                  --     (135.6)
   ----------------------------------------------------
                                                         ---------  ---------
   Net unrealized gain (loss) on securities available-
    for-sale                                             $   443.3  $  (324.6)
   ----------------------------------------------------
                                                         =========  =========

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements
3.INVESTMENTS CONTINUED
  Adjustments to Deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the Deferred acquisition costs asset account and included with the Future policy benefits, claims and claims expense liability on the balance sheet, respectively.

4.FEDERAL INCOME TAXES
  The Federal income tax expense (benefit) be-fore cumulative effect of accounting change is as follows:

             Year ended December
             31
             1995    1994    1993
             ----------------------
             (in millions)
             ----------------------
   Current   $172.5  $(93.4) $261.3
   --------
   Deferred   (45.0)  133.8  (118.8)
   --------  ------  ------  ------
             $127.5  $ 40.4  $142.5
             ======  ======  ======

  Cash paid for Federal income taxes in 1995, 1994 and 1993 was $27,500,000, $41,400,000 and $272,600,000, respectively. The cash paid in 1995 is net of a $146,900,000 cash refund related to the carryback of 1994 cap-ital losses to prior years.

  The effective tax rate on pre-tax income be-fore cumulative effect of accounting change is lower than the prevailing corporate Fed-eral income tax rate. A reconciliation of this difference is as follows:

                                         Year ended December
                                         31
                                         1995    1994   1993
                                         ---------------------
                                         (in millions)
                                         ---------------------
   Tax rate times pre-tax income         $157.3  $91.1  $117.5
   ------------------------------------
   Effect of:
   . Tax-exempt investment income         (22.0) (21.5)  (16.2)
   ------------------------------------
   . Participating policyholders' share     5.4    3.4     4.1
   ------------------------------------
   . Loss (gain) on sale of affiliates       --  (24.1)   34.5
   ------------------------------------
   . Other items                          (13.2)  (8.5)    2.6
   ------------------------------------  ------  -----  ------
   Provision for income taxes            $127.5  $40.4  $142.5
   ------------------------------------  ======  =====  ======
   Effective tax rate                      28.4%  15.5%   42.5%
   ------------------------------------  ======  =====  ======

  The Federal income tax recoverable
  (liability) is as follows:

             December 31
             1995     1994
             -------  ------
             (in millions)
             ---------------
   Current   $ (25.0) $118.2
   --------
   Deferred   (141.4)   16.3
   --------  -------  ------
             $(166.4) $134.5
             =======  ======

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements
4.FEDERAL INCOME TAXES CONTINUED
  Significant components of Lincoln Life's net deferred tax asset (liability) are as follows:

                             December 31
                             1995     1994
                             -------  -------
                             (in millions)
                             ----------------
   Deferred tax assets:
   . Policy liabilities and
     accruals and
     contractholder funds    $ 694.5  $ 430.9
   ------------------------
   . Loss on investments          --     16.8
   ------------------------
   . Net unrealized loss on
     securities available-
     for-sale                     --    161.6
   ------------------------
   . Postretirement
     benefits other than
     pensions                   25.3     24.2
   ------------------------
   . Other                      39.5     34.6
   ------------------------  -------  -------
   Total deferred tax
    assets                     759.3    668.1
   ------------------------
   Valuation allowance for
    deferred tax assets           --   (135.6)
   ------------------------  -------  -------
   Net deferred tax assets     759.3    532.5
   ------------------------
   Deferred tax
    liabilities:
   . Deferred acquisition
     costs                     218.8    475.5
   ------------------------
   . Net unrealized gain on
     securities available-
     for-sale                  579.6       --
   ------------------------
   . Gain on investments         7.7       --
   ------------------------
   . Other                      94.6     40.7
   ------------------------  -------  -------
   Total deferred tax
    liabilities                900.7    516.2
   ------------------------  -------  -------
   Net deferred tax
    (liability) asset        $(141.4) $  16.3
   ------------------------  =======  =======

  Lincoln Life is required to establish a
  "valuation allowance" for any portion of its deferred tax assets which are unlikely to be realized. At December 31, 1994, $161,600,000 of deferred tax assets relating to net
  unrealized capital losses on fixed maturity and equity securities available-for-sale were available to be recorded in sharehold-er's equity before considering a valuation allowance. For Federal income tax purposes, capital losses may only be used to offset capital gains in the current year or during a three-year carryback and five-year carryforward period. Due to these restric-tions, and the uncertainty at that time of future capital gains, these deferred tax as-sets were substantially offset by a valua-tion allowance of $135,600,000. By December
  31, 1995, the fair values of fixed maturity and equity securities available-for-sale were greater than the cost basis resulting in unrealized capital gains. Accordingly, no valuation allowance was established as of December 31, 1995 since management believes it is more likely than not that Lincoln Life will realize the benefit of its deferred tax assets.

  Prior to 1984, a portion of the life
  companies' current income was not subject to current income tax, but was accumulated for income tax purposes in a memorandum account designated as "policyholders' surplus." The total of the life companies' balances in their respective "policyholders' surplus" accounts at December 31, 1983 of $204,800,000 was "frozen" by the Tax Reform
  Act of 1984 and, accordingly, there have been no additions to the accounts after that date. That portion of current income on which income taxes have been paid will continue to be accumulated in a memorandum account designated as "shareholder surplus," and is available for dividends to the shareholder without additional payment of tax. The December 31, 1995 total of the life companies' account balances for their
  "shareholder surplus" was $1,554,000,000.
  Should dividends to the shareholder for each life company exceed its respective
  "shareholder surplus," amounts would need to be transferred from its respective
  "policyholders' surplus" and would be
  subject to Federal income tax at that time.
  In connection with the 1993 sale of a life insurance affiliate (see Note 10),
  $8,800,000 was transferred from
  policyholders' surplus

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements
4.FEDERAL INCOME TAXES CONTINUED
  to shareholder surplus and current income tax of $3,100,000 was paid. Under existing or foreseeable circumstances, Lincoln Life neither expects nor intends that distributions will be made from the remaining balance in "policyholders' surplus" of $196,000,000 that will result in any such tax. Accordingly, no provision for deferred income taxes has been provided by Lincoln Life on its "policyholders' surplus" account. In the event that such excess distributions are made, it is estimated that income taxes of approximately $68,600,000 would be due.

5.SUPPLEMENTAL FINANCIAL DATA
  The balance sheet captions, "Real estate,"
  "Other investments" and "Property and
  equipment," are shown net of allowances for depreciation as follows:

                           December 31
                           1995   1994
                           ------ ------
                           (in millions)
                           -------------
   Real estate             $ 51.6 $ 37.0
   ----------------------
   Other investments         14.6   12.2
   ----------------------
   Property and equipment   100.7  104.7
   ----------------------

  Details underlying the balance sheet
  caption, "Contractholder funds," are as
  follows:

                                                     December 31
                                                     1995      1994
                                                     --------- ---------
                                                     (in millions)
                                                     -------------------
   Premium deposit funds                             $17,886.9 $16,770.3
   ------------------------------------------------
   Undistributed earnings on participating business       91.9      63.6
   ------------------------------------------------
   Other                                                 193.0     194.7
   ------------------------------------------------
                                                     --------- ---------
                                                     $18,171.8 $17,028.6
                                                     ========= =========

  Details underlying the balance sheet cap-tions, "Short-term and Long-term Debt," are as follows:

                                            December 31
                                            1995   1994
                                            ------ ------
                                            (in millions)
                                            -------------
   Short-term debt:
   ---------------------------------------
   . Short-term notes                       $123.5 $150.8
   ---------------------------------------
   . Current portion of long-term debt         1.3    2.9
   ---------------------------------------
                                            ------ ------
   Total short-term debt                    $124.8 $153.7
   ---------------------------------------
                                            ====== ======
   Long-term debt less current portion:
   ---------------------------------------
   . 7% mortgage note payable, due 1996     $   -- $  4.9
   ---------------------------------------
   . 9.48% mortgage note payable, due 1996      --    7.7
   ---------------------------------------
   . 12% mortgage note payable, due 1996        --     .2
   ---------------------------------------
   . 8.42% mortgage note payable, due 1997     7.0    7.2
   ---------------------------------------
   . 8.25% mortgage note payable, due 1997    10.1   10.2
   ---------------------------------------
   . 8% mortgage note payable, due 1997        2.1     --
   ---------------------------------------
   . 8.75% mortgage note payable, due 1998    18.4   18.8
   ---------------------------------------
   . 9.75% mortgage note payable, due 2002     3.2    5.8
   ---------------------------------------
                                            ------ ------
   Total long-term debt                     $ 40.8 $ 54.8
   ---------------------------------------
                                            ====== ======

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements
5.SUPPLEMENTAL FINANCIAL DATA CONTINUED
  Fixed maturities of long-term debt are as follows (in millions):

  1996 -- $ 1.31998 -- $18.42000 --    $ --
  1997 --  19.21999 --    --Thereafter -- 3.2

  Cash paid for interest for 1995, 1994 and 1993 was $67,000, $615,000 and $96,000,
  respectively.

  Reinsurance transactions included in the in-come statement caption, "Insurance premiums," are as follows:

                             Year ended December
                             31
                             1995   1994   1993
                             ------ ------ ------
                             (in millions)
                             --------------------
   Insurance assumed         $777.6 $910.8 $807.5
   ------------------------
   Insurance ceded            441.7  716.7  568.6
   ------------------------
                             ------ ------ ------
   Net reinsurance premiums  $335.9 $194.1 $238.9
   ------------------------
                             ====== ====== ======

  The income statement caption, "Benefits and settlement expenses," is net of reinsurance recoveries of $456,000, $524,000 and
  $438,000 for the years ended December 31, 1995, 1994 and 1993, respectively.

  The income statement caption, "Underwriting, acquisition, insurance and other Expenses," includes amortization of deferred acquisi-tion costs of $399,700,000, $115,200,000 and
  $241,000,000 for the years ended December
  31, 1995, 1994 and 1993, respectively. An
  additional $(85,200,000), $81,200,000 and
  ($23,700,000) of deferred acquisition costs was restored (amortized) and netted against "Realized gain (loss) on investments" for the years ended December 31, 1995, 1994 and 1993, respectively.

6.EMPLOYEE BENEFIT PLANS

  Pension plans
  LNC maintains funded defined benefit pension plans for most of its employees and, prior to January 1, 1995, full-time agents. The benefits for employees are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. The benefits for agents were based on a percentage of each agent's yearly earnings. The plans are funded by contribu-tions to tax-exempt trusts. Lincoln Life's funding policy is consistent with the fund-ing requirements of Federal laws and regula-tions. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Plan assets consist principally of listed equity securities and corporate obligations and government bonds.

  All benefits applicable to the funded de-fined benefit plan for agents were frozen as of December 31, 1994. The curtailment of this plan did not have a significant effect on net pension cost for 1994. Effective Jan-uary 1, 1995, pension benefits for agents have been provided by a new defined contri-bution plan. Contributions to this plan will be based on 2.3% of an agent's earnings up to the social security wage base and 4.6% of any excess.

  LNC also administers two types of unfunded, nonqualified, defined benefit plans for cer-tain employees and agents. A supplemental retirement plan provides defined benefit pension benefits in excess of limits imposed by federal tax law. A salary continuation plan provides certain officers of Lincoln
  Life defined pension benefits based on years of service and final monthly salary upon death or retirement.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements
6.EMPLOYEE BENEFIT PLANS CONTINUED
  The status of the funded defined benefit pension plans and the amounts recognized on the balance sheets are as follows:

                                                           December 31
                                                           1995     1994
                                                           -------  -------
                                                           (in millions)
                                                           ----------------
   Actuarial present value of benefit obligation:
   . Vested benefits                                       $(162.1) $(130.5)
   ------------------------------------------------------
   . Nonvested benefits                                       (9.2)    (7.3)
   ------------------------------------------------------  -------  -------
   Accumulated benefit obligation                           (171.3)  (137.8)
   ------------------------------------------------------
   Effect of projected future compensation increases         (37.2)   (24.3)
   ------------------------------------------------------  -------  -------
   Projected benefit obligation                             (208.5)  (162.1)
   ------------------------------------------------------
   Plan assets at fair value                                 196.4    159.3
   ------------------------------------------------------  -------  -------
   Projected benefit obligations in excess of plan assets    (12.1)    (2.8)
   ------------------------------------------------------
   Unrecognized net loss (gain)                               12.6      (.5)
   ------------------------------------------------------
   Unrecognized prior service cost                             1.2      1.1
   ------------------------------------------------------  -------  -------
   Prepaid (accrued) pension cost included in other
    liabilities                                            $   1.7  $  (2.2)
   ------------------------------------------------------  =======  =======

  The status of the unfunded defined benefit pension plans and the amounts recognized on the balance sheets are as follows:

                                                        December 31
                                                        1995    1994
                                                        ------  -----
                                                        (in
                                                        millions)
                                                        -------------
   Actuarial present value of benefit obligation:
   . Vested benefits                                    $ (7.0) $(5.4)
   ---------------------------------------------------
   . Nonvested benefits                                   (1.5)  (1.0)
   ---------------------------------------------------  ------  -----
   Accumulated benefit obligation                         (8.5)  (6.4)
   ---------------------------------------------------
   Effect of projected future compensation increases      (2.4)  (2.5)
   ---------------------------------------------------  ------  -----
   Projected benefit obligation                          (10.9)  (8.9)
   ---------------------------------------------------
   Unrecognized transition obligation                       --     --
   ---------------------------------------------------
   Unrecognized net loss (gain)                            1.0    (.3)
   ---------------------------------------------------
   Unrecognized prior service cost                          .8     .8
   ---------------------------------------------------  ------  -----
   Accrued pension costs included in other liabilities  $ (9.1) $(8.4)
   ---------------------------------------------------  ======  =====

  The determination of the projected benefits obligation for the defined benefit plans was based on the following assumptions:

                                                     1995  1994  1993
                                          ---------------------------
   Weighted-average discount rate                    7.0%  8.0%  7.0%
   ------------------------------------------------
   Rate of increase in compensation:
   . Salary continuation plan                        6.0   6.5   6.0
   ------------------------------------------------
   . All other plans                                 5.0   5.0   5.0
   ------------------------------------------------
   Expected long-term rate of return on plan assets  9.0   9.0   9.0
   ------------------------------------------------

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements
6.EMPLOYEE BENEFIT PLANS CONTINUED
  The components of net pension cost for the defined benefit pension plans are as fol-lows:

                                                  Year ended December
                                                  31
                                                  1995    1994    1993
                                                  ----------------------
                                                  (in millions)
                                                  ----------------------
   Service cost--benefits earned during the year  $  5.0  $  8.9  $  8.5
   ---------------------------------------------
   Interest cost on projected benefit obligation    13.2    12.9    12.4
   ---------------------------------------------
   Actual return on plan assets                    (36.3)    4.7   (20.1)
   ---------------------------------------------
   Net amortization (deferral)                      22.9   (18.6)    6.1
   ---------------------------------------------  ------  ------  ------
   Net pension cost                               $  4.8  $  7.9  $  6.9
   ---------------------------------------------  ======  ======  ======

  401(k)
  LNC and Lincoln Life sponsor contributory defined contribution plans for eligible em-ployees and agents. Lincoln Life's contribu-tions to the plans are equal to each partic-ipant's pre-tax contribution, not to exceed
  6% of base pay, multiplied by a percentage, ranging from 25% to 150%, which varies ac-cording to certain incentive criteria as de-termined by LNC's Board of Directors. Ex-pense for these plans amounted to $8,000,000, $13,200,000 and $11,800,000 in
  1995, 1994 and 1993, respectively.

  Postretirement medical and life insurance benefit plans
  LNC sponsors unfunded defined benefit plans that provide postretirement medical and life insurance benefits to full-time employees and agents who, depending on the plan, have worked for Lincoln Life 10 to 15 years and attained age 55 to 60. Medical benefits are also available to spouses and other depen-dents of employees and agents. For medical benefits, limited contributions are required from individuals retired prior to November
  1, 1988; contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. The life insurance benefits are noncontributory, although par-ticipants can elect supplemental contribu-tory benefits.

  The status of the postretirement medical and life insurance benefit plans and the amounts recognized on the balance sheets are as fol-lows:

                                                    December 31
                                                    1995    1994
                                                    --------------
                                                    (in millions)
                                                    --------------
   Accumulated postretirement benefit obligation:
   . Retirees                                       $(39.8) $(34.9)
   -----------------------------------------------
   . Fully eligible active plan participants          (9.9)   (7.0)
   -----------------------------------------------
   . Other active plan participants                  (20.8)  (15.0)
   -----------------------------------------------  ------  ------
   Accumulated postretirement benefit obligation     (70.5)  (56.9)
   -----------------------------------------------
   Unrecognized net gain                               (.8)   (5.5)
   -----------------------------------------------  ------  ------
   Accrued plan cost included in other liabilities  $(71.3) $(62.4)
   -----------------------------------------------  ======  ======

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements
6.EMPLOYEE BENEFIT PLANS CONTINUED
  The components of periodic postretirement benefit cost are as follows:

                                             Year ended
                                             December 31
                                             1995  1994 1993
                                           -----------------
                                             (in millions)
                                           -----------------
   Service cost                              $1.5  $1.7 $2.6
   ----------------------------------------
   Interest cost                              4.4   4.2  4.6
   ----------------------------------------
   Amortization cost (credit)                 (.8)   .1   --
   ----------------------------------------  ----  ---- ----
   Net periodic postretirement benefit cost  $5.1  $6.0 $7.2
   ----------------------------------------  ====  ==== ====

  The calculation of the accumulated
  postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits
  (i.e., health care cost trend rate) of 9.5% for 1996 gradually decreasing to 5.5% by 2004 and remaining at that level thereafter.
  The health care cost trend rate assumption has a significant effect on the amounts re-ported. For example, increasing the assumed health care cost trend rates by one percent-age point each year would increase the accu-mulated postretirement benefit obligation as of December 1995 and 1994 by $5,100,000 and $4,100,000, respectively, and the aggregate of the estimated service and interest cost components of net periodic postretirement benefit cost for the year ended December 31, 1995 by $488,000. The calculation assumes a long-term rate of increase in compensation of 5.0% for both December 31, 1995 and 1994.
  The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.0% and 8.0% at De-cember 31, 1995 and 1994, respectively.

7. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

  Shareholder's equity restrictions
  Net income as determined in accordance with statutory accounting practices for Lincoln Life and its insurance subsidiaries in 1995, 1994 and 1993 was $284,500,000, $366,700,000 and $237,000,000, respectively. Lincoln Life's shareholder's equity as determined in accordance with statutory accounting practices at December 31, 1995 and 1994 was $1,732,900,000 and $1,679,700,000, respectively.

  Lincoln Life is subject to certain insurance department regulatory restric-tions as to the transfer of funds and payments of dividends to LNC. In 1996, Lincoln Life can transfer up to $284,500,000 without seeking prior approval from the insurance regulators.

  Disability income claims
  The liability for disability income claims net of the related asset for amounts recoverable from reinsurers at December 31, 1995 and 1994 is a net liability of $602,600,000 and $441,700,000, respectively, excluding deferred acquisition costs. The bulk of the increase to this liability relates to the assumption of a large block of disability claim reserves and related assets during the third quarter of 1995. In addition, as indicated in Note 2, Lin-coln Life strengthened its disability income reserves and wrote off certain related deferred acquisition costs in the fourth quarter of 1995. The re-serves were established on the assumption that the recent experience will continue in the future. If incidence levels or claim termination rates vary significantly from these assumptions, further adjustments to reserves may be required in the future. It is not possible to provide a meaningful estimate of a range of possible outcomes at this time. Lincoln Life reviews and up-dates the level of these reserves on an on-going basis.

  Compliance of qualified annuity plans
  Tax authorities continue to focus on compliance of qualified annuity plans marketed by insurance companies. If sponsoring employers cannot demonstrate compliance and the insurance company is held responsible due to its market-ing efforts, Lincoln Life and other insurers may be subject to potential li-ability. It is not possible to provide a meaningful estimate of the range of potential liability at this time. Management continues to monitor this mat-ter and to take steps to minimize any potential liability.

  Group pension annuities
  The liabilities for guaranteed interest and group pension annuity contracts, which are no longer be-

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements

7. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED ing sold, are supported by a single portfolio of assets which attempts to match the duration of these liabilities. Due to the very long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be re-invested at rates as high as currently earned by the portfolio. This situa-tion could cause losses which would be recognized at some future time.

  Leases
  Lincoln Life and certain of its subsidiaries lease their home office proper-ties through sale-leaseback agreements. The agreements provide for a 25 year lease period with options to renew for six additional terms of five years each. The agreements also provide Lincoln Life with the right of first re-fusal to purchase the properties during the term of the lease, including re-newal periods, at a price as defined in the agreements. In addition, Lincoln Life has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25 year lease period ending in 2009 or the last day of any of the renewal periods.

  Total rental expense under operating leases in 1995, 1994 and 1993 was $24,400,000, $21,700,000 and $27,100,000. Future minimum rental commitments are as follows (in millions):

   1996        $ 20.9
   ----------
   1997          19.5
   ----------
   1998          18.3
   ----------
   1999          18.3
   ----------
   2000          17.7
   ----------
   Thereafter   172.4
   ----------  ------
               $267.1
               ======

  Insurance ceded and assumed
  Lincoln Life cedes insurance to other companies, including certain affili-ates. That portion of risks exceeding each company's retention limit is re-insured with other insurers. Lincoln Life seeks reinsurance coverage within the business segment that sells life insurance that limits its liabilities on an individual insured to $3,000,000. To cover products other than life insurance, Lincoln Life acquires other insurance coverages with retentions and limits which management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and settle-ment expenses and deferred acquisition costs, net of insurance ceded (see
  Note 5). Lincoln Life and its subsidiaries remain liable if their reinsurers are unable to meet their contractual obligations under the applicable rein-surance agreements.

  Lincoln Life assumes insurance from other companies, including certain af-filiates. At December 31, 1995, Lincoln Life has provided $92,700,000 of statutory surplus relief to other insurance companies under reinsurance transactions. Generally, such amounts are offset by corresponding receiv-ables from the ceding company, which are secured by future profits on the reinsured business. However, Lincoln Life is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

  Vulnerability from concentrations
  At December 31, 1995, Lincoln Life did not have a material concentration of financial instruments in a single investee, industry or geographic location. Also at December 31, 1995, Lincoln Life did not have a concentration of 1) business transactions with a particular customer, lender or distributor, 2) revenues from a par-ticular product or service, 3) sources of supply of labor or services used in the business or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to Lincoln Life's financial condition.

  Other contingency matters
  Lincoln Life and its subsidiaries are involved in various pending or threat-ened legal proceedings arising from the conduct of their business. In some instances, these proceedings include claims for punitive damages and similar types of relief in unspecified or substantial amounts, in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with counsel and a review of available facts, it is man-agement's opinion that these proceedings ultimately will be resolved without materially affecting the consolidated financial statements of Lincoln Life.

  The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabili-tated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. Lincoln Life has accrued for expected assessments net of estimated future premium tax deductions.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements
7.RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED

  Guarantees
  Lincoln Life has guarantees with off-bal-ance-sheet risks whose contractual amounts represent credit exposure. Outstanding guar-antees with off-balance-sheet risks, shown in notional or contract amounts, are as fol-lows:

                                            Notional or
                                            contract
                                            amounts
                                            -----------
                                            December 31
                                            1995  1994
                                            -----------
                                            (in
                                            millions)
                                            -----------
   Real estate partnerships                 $ 3.3 $17.6
   ---------------------------------------
   Mortgage loan pass-through certificates   63.6  78.2
   ---------------------------------------  ----- -----
                                            $66.9 $95.8
                                            ===== =====

  Lincoln Life has invested in real estate partnerships that use conventional mortgage loans. In some cases, the terms of these ar-rangements involve guarantees by each of the partners to indemnify the mortgagor in the event a partner is unable to pay its princi-pal and interest payments. In addition, Lin-coln Life has sold commercial mortgage loans through grantor trusts which issued pass-through certificates. Lincoln Life has agreed to repurchase any mortgage loans which remain delinquent for 90 days at a re-purchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default the impact would not be material to Lincoln
  Life. Accordingly, both the carrying value and fair value of these guarantees is zero at December 31, 1995 and 1994.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements
7.RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED

  Derivatives
  Lincoln Life has derivatives with off-bal-ance-sheet risks whose notional or contract amounts exceed the credit exposure. Lincoln
  Life has entered into derivative transac-tions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S.
  Government obligations and foreign exchange risks. In addition, Lincoln Life is subject to the risks associated with changes in the value of its derivatives; however, such changes in the value generally are offset by changes in the value of the items being hedged by such contracts. Outstanding deriv-atives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair val-ues, are as follows:

                                               Assets (Liabilities)
                                               ------------------------------
                             Notional or       Carrying Fair   Carrying Fair
                             contract amounts  value    value  value    value
                             ----------------- -------- -----  -------- -----
                             December 31       December 31     December 31
                             1995     1994     1995     1995   1994     1994
                             -------- -------- -------- -----  -------- -----
                             (in millions)
                             ------------------------------------------------
   Interest rate
   derivatives:
   Interest rate cap
   agreements                $5,110.0 $4,400.0 $22.7    $5.3   $23.3    $34.4
   ------------------------
   Spread-lock agreements       600.0  1,300.0   (.9)    (.9)    3.2      3.2
   ------------------------
   Financial futures
   contracts                       --    382.5    --      --    (7.5)    (7.5)
   ------------------------
   Interest rate swaps            5.0      5.0    .2      .2      .2       .2
   ------------------------  -------- -------- -----    ----   -----    -----
                              5,715.0  6,087.5  22.0     4.6    19.2     30.3
   Foreign currency
   derivatives:
   Foreign exchange forward
   contracts                     15.7     21.2   (.6)    (.6)     .2       .2
   ------------------------
   Foreign currency options      99.2       --   1.9     1.4      --       --
   ------------------------
   Foreign currency swaps        15.0       --    .4      .4      --       --
   ------------------------  -------- -------- -----    ----   -----    -----
                                129.9     21.2   1.7     1.2      .2       .2
                             -------- -------- -----    ----   -----    -----
                             $5,844.9 $6,108.7 $23.7    $5.8   $19.4    $30.5
                             ======== ======== =====    ====   =====    =====

  A reconciliation and discussion of the
  notional or contract amounts for the signif-icant programs using derivative agreements and contracts is as follows:

                                 Interest rate
                                 caps              Spread locks
                                 ----------------- -------------------
                                 December 31       December 31
                                 1995     1994     1995       1994
                                 -------- -------- ---------  --------
                                 (in millions)
                                 -------------------------------------
   Balance at beginning of year  $4,400.0 $3,800.0 $ 1,300.0  $1,700.0
   ----------------------------
   New contracts                    710.0    600.0     800.0        --
   ----------------------------
   Terminations and maturities         --       --  (1,500.0)   (400.0)
   ----------------------------  -------- -------- ---------  --------
   Balance at end of year        $5,110.0 $4,400.0 $   600.0  $1,300.0
   ----------------------------  ======== ======== =========  ========

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements
7.RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED

                                 Financial futures
                                 -------------------------------------
                                 Contracts            Options
                                 1995       1994      1995     1994
                                 ---------  --------  -------  -------
                                 (in millions)
                                 -------------------------------------
   Balance at beginning of year  $   382.5  $   33.1  $    --  $    --
   ----------------------------
   New contracts                     810.5   1,087.7    181.6    308.0
   ----------------------------
   Terminations and maturities    (1,193.0)   (738.3)  (181.6)  (308.0)
   ----------------------------  ---------  --------  -------  -------
   Balance at end of year        $      --  $  382.5  $    --  $    --
   ----------------------------  =========  ========  =======  =======

                                 Foreign currency derivatives
                                 -----------------------------------------
                                 Foreign
                                 exchange         Foreign       Foreign
                                 forward          currency      currency
                                 contracts        options       swaps
                                 1995     1994    1995     1994 1995  1994
                                 -------  ------  -------  ---- ----- ----
                                 (in millions)
                                 -----------------------------------------
   Balance at beginning of year  $  21.2  $   --  $    --  $ -- $  -- $ --
   ----------------------------
   New contracts                   131.2    38.5    356.6    --  15.0   --
   ----------------------------
   Terminations and maturities    (136.7)  (17.3)  (257.4)   --    --   --
   ----------------------------  -------  ------  -------  ---- ----- ----
   Balance at end of year        $  15.7  $ 21.2  $  99.2  $ -- $15.0 $ --
   ----------------------------  =======  ======  =======  ==== ===== ====

  Interest rate caps
  The interest rate cap agreements, which ex-pire in 1997 through 2003, entitle Lincoln
  Life to receive payments from the
  counterparties on specified future reset dates, contingent on future interest rates.
  For each cap, the amount of such quarterly payments, if any, is determined by the ex-cess of a market interest rate over a speci-fied cap rate times the notional amount di-vided by four. The purpose of Lincoln Life's interest rate cap agreement program is to protect its annuity line of business from the effect of fluctuating interest rates.
  The premium paid for the interest rate caps is included in other assets ($22,700,000 and $23,400,000 as of December 31, 1995 and
  1994, respectively) and is being amortized over the terms of the agreements and is in-cluded in net investment income.

  Spread locks
  Spread-lock agreements in effect at December
  31, 1995 all expire in 2005. Spread-lock agreements provide for a lump sum payment to or by Lincoln Life depending on whether the spread between the swap rate and a specified
  U.S. Treasury note is larger or smaller than a contractually specified spread. Cash pay-ments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity
  U.S. Treasury security and the price sensi-tivity of the swap at that time, expressed in dollars per basis point. The purpose of Lincoln Life's spread-lock program is to protect a portion of its fixed maturity se-curities against widening of spreads.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements

  Lincoln Life is exposed to credit loss in the event of nonperformance by counterparties on interest rate cap agreements, spread-lock agreements, in-terest rate swaps, foreign exchange forward contracts, foreign currency op-tions and foreign currency swaps, but Lincoln Life does not anticipate non-performance by any of these counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value for such agreements with each counterparty if the net market value is in Lincoln Life's favor. At December 31, 1995, the exposure was $6,900,000.

8.FAIR VALUE OF FINANCIAL INSTRUMENTS
  The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of Lincoln Life's financial instruments. Considerable judgment is required to develop these fair values and, accord-ingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one time, current market exchange of all of Lin-coln Life's financial instruments.

  Fixed maturity and equity securities
  Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

  Mortgage loans on real estate
  The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and fu-ture income when compared to the expected yield for mortgages having similar characteristics. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service cover-age, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective in-terest rate, at the loan's market price or the fair value of the collateral if the loan is collateral dependent.
7.RESTRICTIONS, COMMITMENTS AND
  CONTINGENCIES CONTINUED

  Financial futures
  Lincoln Life uses exchange-traded financial futures contracts and options on those financial futures to hedge against interest rate risks and to manage duration of a portion of its fixed maturity securities. Financial futures contracts obligate Lincoln Life to buy or sell a financial instrument at a specified future date for a specified price and may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily. Options on financial futures give Lincoln Life the right, but not the obligation, to assume a long or short position in the underlying futures at a specified price during a specified time period.

  Foreign currency derivatives
  Lincoln Life uses a combination of foreign exchange forward contracts, for-eign currency options and foreign currency swaps, all of which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate Lincoln Life to deliver a specified amount of currency at a future date at a specified exchange rate. Foreign currency options give Lincoln Life the right, but not the obligation, to buy or sell a foreign currency at a specific exchange rate during a specified time period. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries pursuant to an agreement to reex-change the two currencies at the same rate of exchange at a specified future date.

  Additional derivative information
  Expenses for the agreements and contracts described above amounted to $5,600,000 and $5,400,000 in 1995 and 1994, respectively. Deferred losses of $21,800,000 as of December 31, 1995, resulting from (1) terminated and ex-pired spread-lock agreements, (2) financial futures contracts and (3) op-tions on financial futures, are included with the related fixed maturity se-curities to which the hedge applied and are being amortized over the life of such securities.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements

  Short-term and long-term debt
  Fair values for long-term debt issues are estimated using discounted cash flow analysis based on Lincoln Life's current incremental borrowing rate for similar types of borrowing arrangements. For short-term debt, the carrying value approximates fair value.

  Guarantees
  Lincoln Life's guarantees include guarantees related to real estate partner-ships and mortgage loan pass-through certificates. Based on historical per-formance where repurchases have been negligible and the current status, which indicates none of the loans are delinquent, the fair value liability for the guarantees related to the mortgage loan pass-through certificates is insignificant. Fair values for all other guarantees are based on fees that would be charged currently to enter into similar agreements, taking into consideration the remaining terms of the agreements and the counterparties' credit standing.

  Derivatives
  Lincoln Life's derivatives include interest rate cap agreements, spread-lock agreements, foreign currency exchange contracts, financial futures con-tracts, options on financial futures, interest rate swaps, foreign currency options and foreign currency swaps. Fair values for these contracts are based on current settlement values. The current settlement values are based on quoted market prices for the foreign currency exchange contracts, finan-cial future contracts and options on financial futures and on brokerage quotes, which utilized pricing models or formulas using current assumptions, for all other swaps and agreements.

  Investment commitments
  Fair values for commitments to make investment in fixed maturity securities (primarily private placements), mortgage loans on real estate and real es-tate are based on the difference between the value of the committed invest-ments as of the date of the accompanying balance sheets and the commitment date, which would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.
8.FAIR VALUE OF FINANCIAL
  INSTRUMENTS CONTINUED

  Policy loans
  The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consis-tent with the maturity durations assumed. These durations were based on his-torical experience.

  Other investments and cash and invested cash
  The carrying value for assets classified as other investments and cash and invested cash in the accom-panying balance sheets approximates their fair value.

  Investment type insurance contracts
  The balance sheet captions, "Future policy benefits, claims and claims ex-penses" and "Contractholder funds," include investment type insurance con-tracts (i.e., deposit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the re-maining guaranteed interest and similar contracts are estimated using dis-counted cash flow calculations based on interest rates currently being of-fered on similar contracts with maturities consistent with those remaining for the contracts being valued.

  The remainder of the balance sheet captions, "Future policy benefits, claims and claims expenses" and "Contractholder funds," that do not fit the defini-tion of "investment type insurance contracts" are considered insurance con-tracts. Fair value disclosures are not required for these insurance con-tracts and have not been determined by Lincoln Life. It is Lincoln Life's position that the disclosure of the fair value of these insurance contracts is important in that readers of these financial statements could draw inap-propriate conclusions about Lincoln Life's shareholder's equity determined on a fair value basis if only the fair value of assets and liabilities de-fined as financial instruments are disclosed. Lincoln Life and other compa-nies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate meth-odology for estimating and disclosing the "fair value" of their insurance contract liabilities.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements
8.FAIR VALUE OF FINANCIAL INSTRUMENTS CONTINUED
  The carrying values and estimated fair val-ues of Lincoln Life's financial instruments are as follows:

                              December 31
                              1995                    1994
                              ----------------------------------------------
                              Carrying    Fair        Carrying    Fair
   Assets (Liabilities)       value       value       value       value
  ---------------------------------------------------------------------------
                              (in millions)
                              ----------------------------------------------
   Fixed maturity securities  $ 20,414.8  $ 20,414.8  $ 17,692.2  $ 17,692.2
   -------------------------
   Equity securities               598.4       598.4       456.3       456.3
   -------------------------
   Mortgage loans on real
    estate                       3,147.8     3,330.5     2,795.9     2,720.6
   -------------------------
   Policy loans                    565.3       557.4       528.7       508.1
   -------------------------
   Other investments               241.2       241.2       158.2       158.2
   -------------------------
   Cash and invested cash          802.7       802.7       990.9       990.9
   -------------------------
   Investment type insurance
    contracts:
   -------------------------
   . Deposit contracts and
     certain guaranteed
     interest contracts        (15,390.8)  (15,179.1)  (14,294.7)  (14,052.5)
   -------------------------
   . Remaining guaranteed
     interest and similar
     contracts                  (2,470.9)   (2,396.5)   (2,485.5)   (2,423.9)
   -------------------------
   Short-term debt                (124.8)     (124.8)     (153.7)     (153.7)
   -------------------------
   Long-term debt                  (40.8)      (36.7)      (54.8)      (57.0)
   -------------------------
   Derivatives                      23.7         5.8        19.4        30.5
   -------------------------
   Investment commitments             --         (.8)         --         (.5)
   -------------------------

  As of December 31, 1995 and 1994, the carry-ing values of the deposit contracts and cer-tain guaranteed contracts is net of deferred acquisition costs of $333,797,000 and
  $399,000,000, respectively, excluding ad-justments for deferred acquisition costs ap-plicable to changes in fair value of securi-ties. The carrying values of these contracts are stated net of deferred acquisition costs in order that they be comparable with the fair value basis.

9.SEGMENT INFORMATION
  Lincoln Life has two major business seg-ments: Life Insurance and Annuities and Re-insurance. The Life Insurance and Annuities segment offers universal life, pension prod-ucts and other individual coverages through a network of career agents, independent gen-eral agencies and insurance agencies located within a variety of financial institutions.
  These products are sold throughout the
  United States by Lincoln Life. Reinsurance sells reinsurance products and services to insurance companies, HMOs, self-funded em-ployers and other primary risk accepting or-ganizations in the U.S. and economically at-tractive international markets. Effective in the fourth quarter of 1995, operating re-sults of the direct disability income busi-ness previously included in the Life Insur-ance and Annuities segment is now included in the Reinsurance segment. This direct dis-ability income business, which is no longer being sold, is now managed by the Reinsur-ance segment along with its disability in-come business. Prior to the sale of 100% of the ownership of its primary underwriter of employee life-health benefit coverages in
  1994 (see Note 10), the Employee Life-Health
  Benefits segment distributed group life and health insurance, managed health care and other related coverages through career agents and independent general agencies. Ac-tivity which is not included in the major business segments is shown as "Other Opera-tions."

  "Other Operations" includes operations not directly related to the business segments and unallocated corporate items (i.e., cor-porate investment income, interest expense on corporate debt and unallocated corporate overhead expenses).

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements
9.SEGMENT INFORMATION CONTINUED
  The revenue, pre-tax income and assets by segment for 1993 through 1995 are as fol-lows:

                                            Year ended December 31
                                            1995      1994      1993
                                            -----------------------------
                                            (in millions)
                                            -----------------------------
   Revenue:
   . Life Insurance and Annuities           $ 2,569.2 $ 2,065.3 $ 2,341.9
   ---------------------------------------
   . Reinsurance                                751.2     660.4     610.7
   ---------------------------------------
   . Employee Life-Health Benefits                 --     314.9   1,326.8
   ---------------------------------------
   . Other Operations                            16.1      74.6     (28.8)
   ---------------------------------------  --------- --------- ---------
                                            $ 3,336.5 $ 3,115.2 $ 4,250.6
                                            ========= ========= =========
   Income (loss) before income taxes and
   cumulative effect of accounting change:
   . Life Insurance and Annuities           $   361.0 $    75.6 $   265.3
   ---------------------------------------
   . Reinsurance                                 83.5      93.9      31.6
   ---------------------------------------
   . Employee Life-Health Benefits                 --      22.9      83.0
   ---------------------------------------
   . Other Operations                             5.0      67.8     (44.2)
   ---------------------------------------  --------- --------- ---------
                                            $   449.5 $   260.2 $   335.7
                                            ========= ========= =========
   Assets:
   . Life Insurance and Annuities           $45,280.0 $37,675.9 $36,021.0
   ---------------------------------------
   . Reinsurance                              3,383.5   2,311.5   2,328.9
   ---------------------------------------
   . Employee Life-Health Benefits                 --        --     588.5
   ---------------------------------------
   . Other Operations                           923.6   1,038.1     770.0
   ---------------------------------------  --------- --------- ---------
                                            $49,587.1 $41,025.5 $39,708.4
                                            ========= ========= =========

  Provisions for depreciation and capital additions were not material.

10.SALE OF AFFILIATES
  In December 1993, Lincoln Life recorded a provision for loss of $98,500,000 (also
  $98,500,000 after-tax) in the "Other Opera-tions" segment for the sale of Security-Con-necticut Life Insurance Company (Security-
  Connecticut). The sale was completed on Feb-ruary 2, 1994 through an initial public of-fering and Lincoln Life received cash and notes, net of related expenses, totaling
  $237,700,000. The loss on sale and disposal expenses did not differ materially from the estimate recorded in the fourth quarter of 1993. For the year ended December 31, 1993,
  Security-Connecticut, which operated in the
  Life Insurance and Annuities segment, had revenue of $274,500,000 and net income of $24,000,000.

  In 1994, Lincoln Life completed the sale of 100% of the common stock of EMPHESYS (parent company of Employers Health Insurance Compa-ny, which comprised the Employee Life-Health
  Benefits segment) for $348,200,000 of cash, net of related expenses, and a $50,000,000 promissory note. A gain on sale of $69,000,000 (also $69,000,000 after-tax) was recognized in 1994 in "Other Operations".
  For the year ended December 31, 1993,
  EMPHESYS had revenues of $1,304,700,000 and net income of $55,300,000. EMPHESYS had rev-enue and net income of $314,900,000 and $14,400,000, respectively, during the three months of ownership in 1994.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                     Lincoln Life Financial Statements

  Lincoln Life provides services to and receives services from affiliated com-panies which resulted in a net receipt of $7,500,000, $13,900,000 and $18,900,000 in 1995, 1994 and 1993, respectively.

  Lincoln Life both cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income includes reinsurance transactions with affiliated companies as follows:

                      Year ended
                      December 31
                      1995   1994
                      -------------
                      (in millions)
                      -------------
   Insurance assumed  $ 17.6 $ 19.8
   -----------------
   Insurance ceded     214.4  481.3
   -----------------

  The balance sheets include reinsurance balances with affiliated companies as follows:

                                                        December 31
                                                        1995     1994
                                                        ---------------
                                                        (in millions)
                                                        ---------------
   Future policy benefits and claims assumed            $  344.8 $341.3
   ---------------------------------------------------
   Future policy benefits and claims ceded               1,344.5  857.7
   ---------------------------------------------------
   Amounts recoverable on paid and unpaid losses            65.9   36.8
   ---------------------------------------------------
   Reinsurance payable on paid losses                        5.5    3.5
   ---------------------------------------------------
   Funds held under reinsurance treaties-net liability     712.3  238.4
   ---------------------------------------------------

  Substantially all reinsurance ceded to affiliated companies is with unautho-rized companies. To take a reserve credit for such reinsurance, Lincoln Life holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $340,800,000 and $308,200,000 at December 31, 1995 and 1994, respectively.
  At December 31, 1995 and 1994, LNC had guaranteed $275,300,000 and $298,200,000, respectively, of these letters of credit. At December 31, 1995, Lincoln Life has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $241,900,000 for statutory surplus relief received under financial reinsurance ceded agreements.

11.SUBSEQUENT EVENT
  In January 1996, LNC announced that it had signed a definitive agreement to acquire the group tax-sheltered annuity business of UNUM Corporation's af-filiates. This purchase is expected to be completed in the form of a rein-surance transaction with an initial ceding commission of approximately $70,000,000. This ceding commission represents the present value of business in-force and, accordingly, will be classified as other intangible assets upon the close of this transaction. This transaction, which is expected to close in the third quarter of 1996, will increase LNC's assets and policy liabilities and accruals by approximately $3,200,000,000.

12.TRANSACTIONS WITH AFFILIATES
  A wholly owned subsidiary of LNC, Lincoln Financial Group, Inc. ("LFGI"), has a nearly exclusive general agents contract with Lincoln Life under which it sells Lincoln Life's products and provides the service that otherwise would be provided by a home office marketing department and regional of-fices. For providing these selling and marketing services, Lincoln Life paid LFGI override commissions and operating expense allowances of $81,900,000, $78,500,000 and $74,500,000 in 1995, 1994 and 1993, respectively. LFGI in-
  curred expenses of $10,400,000, $10,700,000 and $10,500,000 in 1995, 1994
  and 1993, respectively, in excess of the override commission and operating expense allowances received from Lincoln Life, which Lincoln Life is not re-quired to reimburse.

  Cash and invested cash at December 31, 1995 and 1994 include Lincoln Life's participation in a short-term investment pool with LNC of $333,800,000 and $428,300,000, respectively. Related investment income amounted to $22,500,000, $17,100,000 and $9,100,000 in 1995, 1994 and 1993, respective-
  ly. Short-term debt at December 31, 1995 and 1994 includes $67,000,000 and $68,600,000, respectively, borrowed from LNC. Lincoln Life paid interest to LNC of $24,000, $8,000 and $137,000 in 1995, 1994 and 1993, respectively.

                     Lincoln Life Financial Statements
FINANCIAL SCHEDULES

The following consolidated financial state-ment schedules of Lincoln National Life
Insurance Company and subsidiaries are in-cluded on pages G-32 through G-36:

I. Summary of Investments--Other than In-vestments in Related Parties -- December
   31, 1995

III. Supplementary Insurance Information
     Years ended December 31, 1995, 1994 and
     1993

IV. Reinsurance -- Years ended December 31,
    1995, 1994 and 1993

V. Valuation and Qualifying Accounts --
    Years ended December 31, 1995, 1994 and
   1993

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instruc-tions, are inapplicable or the required in-formation is included in the consolidated financial statements, and therefore have been omitted.

                     Lincoln Life Financial Statements
LINCOLN NATIONAL LIFE INSURANCE CO. AND SUBSIDIARIES

SCHEDULE I

SUMMARY OF INVESTMENTS --
OTHER THAN INVESTMENTS IN RELATED PARTIES

DECEMBER 31, 1995

Column A                                Column B    Column C    Column D
------------------------------------------------------------------------------
                                                                Amount at
                                                                which shown
                                                                in the
                                                                balance
Type of Investment                      Cost        Value       sheet
------------------------------------------------------------------------------
                                        (000's omitted)
                                        -----------------------------------
Fixed maturity securities available-
for-sale:
 Bonds:
 . United States Government and
   government agencies and authorities  $   569,552 $   653,444 $   653,444
 --------------------------------------
 . States, municipalities and political
   subdivisions                              12,325      12,375      12,375
 --------------------------------------
 . Mortgage-backed securities             4,891,521   5,184,751   5,184,751
 --------------------------------------
 . Foreign governments                      927,901     997,567     997,567
 --------------------------------------
 . Public utilities                       2,572,309   2,772,990   2,772,990
 --------------------------------------
 . Convertibles and bonds with warrants
   attached                                 181,431     199,658     199,658
 --------------------------------------
 . All other corporate bonds              9,658,371  10,551,770  10,551,770
 --------------------------------------
 Redeemable preferred stocks                 39,427      42,230      42,230
 -------------------------------------- ----------- ----------- -----------
Total fixed maturity securities          18,852,837  20,414,785  20,414,785
---------------------------------------
Equity securities available-for-sale:
 Common stocks:
 . Public utilities                           8,980      10,989      10,989
 --------------------------------------
 . Banks, trust and insurance companies      74,897      89,197      89,197
 --------------------------------------
 . Industrial, miscellaneous and all
   other                                    345,434     436,556     436,556
 --------------------------------------
 Nonredeemable preferred stocks              50,950      61,693      61,693
 -------------------------------------- ----------- ----------- -----------
Total equity securities                     480,261     598,435     598,435
---------------------------------------
Mortgage loans on real estate             3,176,275               3,147,783(A)
Real estate:
 . Investment properties                    635,135                 635,135
 --------------------------------------
 . Acquired in satisfaction of debt         157,441                 110,888(A)
 --------------------------------------
Policy loans                                565,325                 565,325
---------------------------------------
Other investments                           253,015                 241,219(A)
--------------------------------------- -----------             -----------
Total investments                       $24,120,189             $25,713,570
--------------------------------------- ===========             ===========


(A) Investments which are deemed to have declines in value that are other than temporary are written down or reserved for to reduce their carrying value to their estimated realizable value.

                     Lincoln Life Financial Statements
LINCOLN NATIONAL LIFE INSURANCE CO. AND SUBSIDIARIES

SCHEDULE III

SUPPLEMENTARY INSURANCE INFORMATION

Column A                 Column B     Column C      Column D  Column E     Column F
--------------------------------------------------------------------------------------
                                      Future policy
                                      benefits,               Other policy
                         Deferred     claims and              claims and
                         acquisition  claim         Unearned  benefits     Premium
Segment                  costs        expenses      premiums  payable      revenue (A)
--------------------------------------------------------------------------------------
                         (000's omitted)
                         ------------------------------------------------------------
Year ended December 31,
 1995:
 Life insurance and
  annuities              $  713,213    $6,530,475   $ 9,145       $--      $  685,258
 ----------------------
 Reinsurance                247,921     1,855,039    45,951        --         611,416
 ----------------------
 Other (including
  consolidating
  adjustments)               (7,300)       49,505        78        --             622
 ----------------------
                         ----------    ----------   -------       ---      ----------
                         $  953,834    $8,435,019   $55,174       $--      $1,297,296
                         ==========    ==========   =======       ===      ==========
Year ended December 31,
 1994:
 Life insurance and
  annuities              $1,427,692    $5,888,581   $11,201       $--      $  647,416
 ----------------------
 Reinsurance                304,913     1,626,033    51,618        --         542,034
 ----------------------
 Employee life-health
  benefits                       --            --        --        --         299,338
 ----------------------
 Other (including
  consolidating
  adjustments)                3,921        26,158    (1,347)       --           1,076
 ----------------------
                         ----------    ----------   -------       ---      ----------
                         $1,736,526    $7,540,772   $61,472       $--      $1,489,864
                         ==========    ==========   =======       ===      ==========
Year ended December 31,
 1993:
 Life insurance and
  annuities              $  999,126    $6,782,207   $ 5,188       $--      $  662,353
 ----------------------
 Reinsurance                298,787     1,616,088    54,157        --         491,397
 ----------------------
 Employee life-health
  benefits                       --       228,892        --        --       1,243,576
 ----------------------
 Other (including
  consolidating
  adjustments)                   --       171,043       315        --             387
 ----------------------
                         ----------    ----------   -------       ---      ----------
                         $1,297,913    $8,798,230   $59,660       $--      $2,397,713
                         ==========    ==========   =======       ===      ==========



(A) Includes insurance fees on universal life and other interest sensitive products.

                     Lincoln Life Financial Statements
LINCOLN NATIONAL LIFE INSURANCE CO. AND SUBSIDIARIES

SCHEDULE III

SUPPLEMENTARY INSURANCE INFORMATION CONTINUED

Column A                 Column G       Column H         Column I     Column J     Column K
-------------------------------------------------------------------------------------------
                                                         Amortization
                                        Benefits, claims of deferred  Other
                         Net investment and claim        acquisition  operating    Premium
Segment                  income (B)     expenses         costs        expenses (B) written
-------------------------------------------------------------------------------------------
                         (000's omitted)
                         ------------------------------------------------------------------
Year ended December 31,
 1995:
 Life insurance and
  annuities                $1,741,231      $1,649,119      $298,020     $261,016    $  --
 ----------------------
 Reinsurance                  134,000         472,198       101,729       93,750       --
 ----------------------
 Other (including
  consolidating
  adjustments)                 24,399           1,299            --        9,898       --
 ----------------------    ----------      ----------      --------     --------    -----
                           $1,899,630      $2,122,616      $399,749     $364,664    $  --
                           ==========      ==========      ========     ========    =====
Year ended December 31,
 1994:
 Life insurance and
  annuities                $1,542,552      $1,554,479      $ 85,697     $349,529    $  --
 ----------------------
 Reinsurance                  116,957         419,266        29,477      117,238       --
 ----------------------
 Employee life-health
  benefits (C)                 10,838         218,672            --       73,355       --
 ----------------------
 Other (including
  consolidating
  adjustments)                  3,634           1,630            --        5,682       --
 ----------------------    ----------      ----------      --------     --------    -----
                           $1,673,981      $2,194,047      $115,174     $545,804    $  --
                           ==========      ==========      ========     ========    =====
Year ended December 31,
 1993:
 Life insurance and
  annuities                $1,676,163      $1,615,883      $197,363     $268,066    $  --
 ----------------------
 Reinsurance                  115,582         467,824        38,351       72,840       --
 ----------------------
 Employee life-health
  benefits                     54,513         943,235            --      300,648       --
 ----------------------
 Other (including
  consolidating
  adjustments)                (22,799)          6,197         5,275         (744)      --
 ----------------------    ----------      ----------      --------     --------    -----
                           $1,823,459      $3,033,139      $240,989     $640,810    $  --
                           ==========      ==========      ========     ========    =====



(B) The allocation of expenses between investments and other operations are based on a number of assumptions and estimates. Results would change if different methods were applied.

(C) Includes data through the March 21, 1994 date of sale of the direct writer of employee life-health coverages.

                     Lincoln Life Financial Statements
LINCOLN NATIONAL LIFE INSURANCE CO. AND SUBSIDIARIES

SCHEDULE IV

REINSURANCE (A)

Column A                 Column B     Column C    Column D     Column E     Column F
--------------------------------------------------------------------------------------
                                                                            Percentage
                                      Ceded       Assumed                   of amount
                         Gross        to other    from other                assumed to
Segment                  amount       companies   companies    Net amount   net
--------------------------------------------------------------------------------------
                         (000's omitted)
                         -------------------------------------------------------------
Year ended December 31,
 1995:
 Life insurance in force $ 51,570,782 $17,612,782 $142,794,000 $176,752,000 80.8%
 -----------------------
 Premiums:
 -----------------------
  Health insurance            302,463     299,222      273,572      276,813 98.8
  ----------------------
  Life insurance (B)          658,936     142,523      504,070    1,020,483 49.4
  ---------------------- ------------ ----------- ------------ ------------
                         $    961,399 $   441,745 $    777,642 $  1,297,296
                         ============ =========== ============ ============
Year ended December 31,
 1994:
 Life insurance in force $ 79,802,000 $45,822,000 $125,640,000 $159,620,000 78.7%
 -----------------------
 Premiums:
 -----------------------
  Health insurance            666,609     496,090      359,659      530,178 67.8
  ----------------------
  Life insurance (B)          629,185     220,678      551,179      959,686 57.4
  ---------------------- ------------ ----------- ------------ ------------
                         $  1,295,794 $   716,768 $    910,838 $  1,489,864
                         ============ =========== ============ ============
Year ended December 31,
 1993:
 Life insurance in force $135,401,000 $61,401,000 $109,257,000 $183,257,000 59.6%
 -----------------------
 Premiums:
 -----------------------
  Health insurance          1,387,414     217,705      262,171    1,431,880 18.3
  ----------------------
  Life insurance (B)          771,408     350,907      545,332      965,833 56.5
  ---------------------- ------------ ----------- ------------ ------------
                         $  2,158,822 $   568,612 $    807,503 $  2,397,713
                         ============ =========== ============ ============




(B) Includes insurance fees on universal life and other interest sensitive products.

                     Lincoln Life Financial Statements
LINCOLN NATIONAL LIFE INSURANCE CO. AND SUBSIDIARIES

SCHEDULE V

VALUATION AND QUALIFYING ACCOUNTS

Column A                 Column B   Column C                Column D    Column E
---------------------------------------------------------------------------------
                                    Additions
                                    -----------------------
                                    (1)          (2)
                                                 Charged to
                         Balance at Charged      other      Deductions- Balance
                         beginning  to costs and accounts-  describe    at end of
Description              of period  expenses (A) describe   (B)         period
---------------------------------------------------------------------------------
                         (000's omitted)
                         --------------------------------------------------------
Year ended December 31,
 1995:
 Deducted from asset
  accounts:
 . Reserve for mortgage
   loans
   on real estate         $ 56,614    $  2,659     $   --    $ (30,781) $ 28,492
 -----------------------
 . Reserve for real
   estate                   65,186      (7,227)        --      (11,406)   46,553
 -----------------------
 . Reserve for other
   long-term investments    13,492      (1,541)        --         (155)   11,796
 -----------------------
Year ended December 31,
 1994:
 Deducted from asset
  accounts:
 . Reserve for mortgage
   loans
   on real estate         $220,671    $ 19,464     $   --    $(183,521) $ 56,614
 -----------------------
 . Reserve for real
   estate                  121,427      13,058         --      (69,299)   65,186
 -----------------------
 . Reserve for other
   long-term investments    26,730         262         --      (13,500)   13,492
 -----------------------
 Included in other
  liabilities:
  Investment guarantees      1,804       4,280         --       (6,084)       --
 -----------------------
Year ended December 31,
 1993:
 Deducted from asset
  accounts:
 . Reserve for mortgage
   loans
   on real estate         $129,093    $136,717     $   --    $ (45,139) $220,671
 -----------------------
 . Reserve for real
   estate                  114,178      21,776         --      (14,527)  121,427
 -----------------------
 . Reserve for other
   long-term investments    31,582       3,905         --       (8,757)   26,730
 -----------------------
 Included in other
  liabilities:
  Investment guarantees     12,550       1,674         --      (12,420)    1,804
 -----------------------

(A) Exclude charges for the direct write-off of assets. The negative amounts represent improvements in the underlying assets for which valuation ac-counts had previously been established.

(B) Deductions reflect sales or foreclosures of the underlying holdings.

                     Lincoln Life Financial Statements
REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors
Lincoln National Life Insurance Company

We have audited the accompanying consoli-dated balance sheets of Lincoln National
Life Insurance Co., a wholly owned subsidi-ary of Lincoln National Corp., as of Decem-ber 31, 1995 and 1994, and the related con-solidated statements of income, sharehold-er's equity and cash flows for each of the three years in the period ended December 31, 1995. Our audits also included the financial statement schedules listed on page G-31.
These financial statements and schedules are the responsibility of the Company's manage-ment. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also in-cludes assessing the accounting principles used and significant estimates made by man-agement, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements re-ferred to above present fairly, in all mate-rial respects, the consolidated financial position of Lincoln National Life Insurance
Co. at December 31, 1995 and 1994, and the consolidated result of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted account-ing principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic finan-cial statements taken as a whole, present fairly in all material respects the informa-tion set forth therein.

As discussed in Note 2 to the consolidated financial statements, in 1993 the Company changed its method of accounting for postretirement benefits other than pensions, accounting for impairment of loans and ac-counting for certain investments in debt and equity securities.

                          LOGO

Fort Wayne, Indiana
February 7, 1996

LINCOLN NATIONAL LIFE INSURANCE CO.

AUDITED FINANCIAL STATEMENTS

Prior to 1996, management of The Lincoln National Life Insurance Company (Company) prepared annual financial statements of the Company using two different types of accounting principles. Pursuant to insurance regulatory requirements in several states, management prepared financial statements in accordance with statutory accounting principles (STAP), which were subject to audit by the Company's independent auditors. Additionally, solely for purposes of inclusion in the registration statements of separate account products requiring registration and periodic reporting to the Securities and Exchange Commission (SEC), management also prepared financial statements of the Company in accordance with generally accepted accounting principles (GAAP), which were also subject to audit. In an attempt to reduce costs associated with the preparation and audits of both GAAP and STAP-bases financial statements, commencing with the registrations in 1997, management will prepare and have audited only STAP-basis financial statements.
The STAP-basis financial statements included in this registration statement have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which is an "other comprehensive basis of accounting" as that term is defined by the American Institute of Certified Public Accountants (see notes 1 and 2 to the enclosed audited STAP-basis financial statements for information on such prescribed and permitted practices).
Because 1996 is the initial year for which STAP-basis financial statements are used for purposes of these separate account product filings with the SEC, management has included the following financial statements of the Company to allow for comparability between years:
 . Section 1 contains the STAP-basis balance sheets of the Company as of Decem-ber 31, 1996 and 1995 and the related STAP-basis statements of income, changes in capital and surplus, and cash flows for the three years in the pe-riod ended December 31, 1996.
 . Section 2 contains the GAAP-basis balance sheets of the Company as of Decem-ber 31, 1995 and 1994 and the related consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the pe-riod ended December 31, 1995.

LINCOLN NATIONAL LIFE INSURANCE CO.

CONSOLIDATED BALANCE SHEETS

                                                      December 31
                                                      1995        1994
                                                      ----------- -----------
                                                      (000's omitted)
                                                      -----------------------
ASSETS
INVESTMENTS:
Securities available-for-sale, at fair value:
 . Fixed maturity (cost: 1995 -- $18,852,837; 1994 --
   $18,193,928)                                       $20,414,785 $17,692,214
----------------------------------------------------
 . Equity (cost: 1995 -- $480,261; 1994 -- $416,351)       598,435     456,333
----------------------------------------------------
Mortgage loans on real estate                           3,147,783   2,795,914
----------------------------------------------------
Real estate                                               746,023     679,512
----------------------------------------------------
Policy loans                                              565,325     528,731
----------------------------------------------------
Other investments                                         241,219     158,196
----------------------------------------------------  ----------- -----------
Total investments                                      25,713,570  22,310,900
----------------------------------------------------
Cash and invested cash                                    802,743     990,880
----------------------------------------------------
Property and equipment                                     53,830      54,989
----------------------------------------------------
Deferred acquisition costs                                953,834   1,736,526
----------------------------------------------------
Premiums and fees receivable                              117,634     123,494
----------------------------------------------------
Accrued investment income                                 352,301     367,370
----------------------------------------------------
Assets held in separate accounts                       18,461,629  13,000,540
----------------------------------------------------
Federal income taxes                                           --     134,463
----------------------------------------------------
Amounts recoverable from reinsurers                     2,940,976   2,069,292
----------------------------------------------------
Goodwill                                                    5,149       3,385
----------------------------------------------------
Other assets                                              185,398     233,708
----------------------------------------------------  ----------- -----------
Total assets                                          $49,587,064 $41,025,547
----------------------------------------------------  =========== ===========

LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES:
Policy liabilities and accruals:
 . Future policy benefits, claims and claims expenses  $ 8,435,019 $ 7,540,772
----------------------------------------------------
 . Unearned premiums                                        55,174      61,472
----------------------------------------------------  ----------- -----------
Total policy liabilities and accruals                   8,490,193   7,602,244
----------------------------------------------------
Contractholder funds                                   18,171,822  17,028,628
----------------------------------------------------
Liabilities related to separate accounts               18,461,629  13,000,540
----------------------------------------------------
Federal income taxes                                      166,430          --
----------------------------------------------------
Short-term debt                                           124,783     153,656
----------------------------------------------------
Long-term debt                                             40,827      54,794
----------------------------------------------------
Other liabilities                                       1,412,534   1,264,730
----------------------------------------------------  ----------- -----------
Total liabilities                                      46,868,218  39,104,592
----------------------------------------------------
SHAREHOLDER'S EQUITY:
Common stock, $2.50 par value:
 . Authorized, issued and outstanding shares -- 10
  million
  (owned by Lincoln National Corp.)                        25,000      25,000
----------------------------------------------------
Additional paid-in capital                                809,557     791,605
----------------------------------------------------
Retained earnings                                       1,440,994   1,428,969
----------------------------------------------------
Net unrealized gain (loss) on securities available-
for-sale                                                  443,295    (324,619)
----------------------------------------------------  ----------- -----------
Total shareholder's equity                              2,718,846   1,920,955
----------------------------------------------------  ----------- -----------
Total liabilities and shareholder's equity            $49,587,064 $41,025,547
----------------------------------------------------  =========== ===========

See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE CO.

CONSOLIDATED STATEMENTS OF INCOME

                                            Year ended December 31
                                            1995       1994        1993
                                            ---------------------------------
                                            (000's omitted)
                                            ---------------------------------
REVENUE
Insurance premiums                          $  846,873 $1,099,480  $1,972,630
------------------------------------------
Insurance fees                                 450,423    390,384     425,083
------------------------------------------
Net investment income                        1,899,630  1,673,981   1,823,459
------------------------------------------
Realized gain (loss) on investments            136,195   (138,522)     92,150
------------------------------------------
Gain (loss) on sale of affiliates                   --     68,954     (98,500)
------------------------------------------
Other                                            3,405     20,946      35,781
------------------------------------------  ---------- ----------  ----------
Total revenue                                3,336,526  3,115,223   4,250,603
------------------------------------------

BENEFITS AND EXPENSES
Benefits and settlement expenses             2,122,616  2,194,047   3,033,139
------------------------------------------
Underwriting, acquisition, insurance and
 other expenses                                764,346    660,363     881,703
------------------------------------------
Interest expense                                    67        615          96
------------------------------------------  ---------- ----------  ----------
Total benefits and expenses                  2,887,029  2,855,025   3,914,938
------------------------------------------  ---------- ----------  ----------
Income before federal income taxes
and cumulative effect of accounting change     449,497    260,198     335,665
------------------------------------------
Federal income taxes                           127,472     40,400     142,544
------------------------------------------
Income before cumulative effect of
 accounting change                             322,025    219,798     193,121
------------------------------------------  ---------- ----------  ----------
Cumulative effect of accounting change
(postretirement benefits)                           --         --      45,582
------------------------------------------  ---------- ----------  ----------
Net income                                  $  322,025 $  219,798  $  147,539
------------------------------------------  ========== ==========  ==========

EARNINGS PER SHARE
Income before cumulative effect of
 accounting change                              $32.20     $21.98      $19.31
------------------------------------------
Cumulative effect of accounting change
(postretirement benefits)                           --         --       (4.56)
------------------------------------------  ---------- ----------  ----------
Net income                                      $32.20     $21.98      $14.75
------------------------------------------  ========== ==========  ==========



See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE CO.

CONSOLIDATED STATEMENTS OF
SHAREHOLDER'S EQUITY

                                           Year ended December 31
                                           1995        1994        1993
                                                ------------------------------
                                           (000's omitted)
                                           ----------------------------------
Common stock -- balance at beginning and
 end of year                               $   25,000  $   25,000  $   25,000
-----------------------------------------
ADDITIONAL PAID-IN CAPITAL:
Balance at beginning of year                  791,605     791,444     791,223
-----------------------------------------
Contribution from Lincoln National Corp.       17,952         161         221
-----------------------------------------
                                           ----------  ----------  ----------
Balance at end of year                        809,557     791,605     791,444
-----------------------------------------
RETAINED EARNINGS:
Balance at beginning of year                1,428,969   1,334,171   1,198,632
-----------------------------------------
Net income                                    322,025     219,798     147,539
-----------------------------------------
Dividends declared                           (310,000)   (125,000)    (12,000)
-----------------------------------------
                                           ----------  ----------  ----------
Balance at end of year                      1,440,994   1,428,969   1,334,171
-----------------------------------------
NET UNREALIZED GAIN (LOSS) ON SECURITIES
 AVAILABLE-FOR-SALE:
Balance at beginning of year                 (324,619)    621,161      47,303
-----------------------------------------
Cumulative effect of accounting change             --          --     564,153
-----------------------------------------
Other change during year                      767,914    (945,780)      9,705
-----------------------------------------
                                           ----------  ----------  ----------
Balance at end of year                        443,295    (324,619)    621,161
-----------------------------------------
                                           ----------  ----------  ----------
Total shareholder's equity at end of year  $2,718,846  $1,920,955  $2,771,776
-----------------------------------------
                                           ==========  ==========  ==========




See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE CO.

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                          Year ended December 31
                                          1995         1994         1993
                                          -----------  -----------  ----------
                                          (000's omitted)
                                          ------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                $   322,025  $   219,798  $  147,539
----------------------------------------
Adjustments to reconcile net income to
net cash
provided by operating activities:
 . Deferred acquisition costs                  124,526     (171,063)    (92,183)
----------------------------------------
 . Premiums and fees receivable                  6,082       10,755      80,582
----------------------------------------
 . Accrued investment income                    15,069      (54,434)    (18,827)
----------------------------------------
 . Policy liabilities and accruals             621,603      114,038     345,142
----------------------------------------
 . Contractholder funds                      1,335,625    1,769,240   1,248,058
----------------------------------------
 . Amounts recoverable from reinsurers        (883,425)    (884,388)   (700,622)
----------------------------------------
 . Federal income taxes                         95,745        8,364    (130,308)
----------------------------------------
 . Provisions for depreciation                  39,089       38,870      41,516
----------------------------------------
 . Amortization of discount and premium        (86,653)       7,928    (100,274)
----------------------------------------
 . Realized loss (gain) on investments        (244,995)     219,682    (115,881)
----------------------------------------
 . Loss (gain) on sale of affiliates                --      (68,954)     98,500
----------------------------------------
 . Cumulative effect of accounting change           --           --      45,582
----------------------------------------
 . Other                                       458,542       (4,599)     51,369
----------------------------------------  -----------  -----------  ----------
Net adjustments                             1,481,208      985,439     752,654
----------------------------------------  -----------  -----------  ----------
Net cash provided by operating
 activities                                 1,803,233    1,205,237     900,193
----------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available-for-sale:
 . Purchases                               (13,549,807) (12,100,213) (7,171,684)
----------------------------------------
 . Sales                                    12,163,673    9,326,809   7,139,781
----------------------------------------
 . Maturities                                  929,018      958,065      42,707
----------------------------------------
Fixed maturity securities held for
 investment:
 . Purchases                                        --           --  (5,903,805)
----------------------------------------
 . Sales                                            --           --   2,805,980
----------------------------------------
 . Maturities                                       --           --   1,639,739
----------------------------------------
Purchases of other investments             (1,711,427)  (1,421,321) (1,936,013)
----------------------------------------
Sale or maturity of other investments       1,198,536    1,457,157   1,142,872
----------------------------------------
Sale of affiliates                                 --      520,340          --
----------------------------------------
Decrease in cash collateral on loaned
 securities                                   (39,681)    (163,872)    (40,454)
----------------------------------------
Other                                        (213,708)     (37,606)     83,751
----------------------------------------  -----------  -----------  ----------
Net cash used in investing activities      (1,223,396)  (1,460,641) (2,197,126)
----------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on long-term debt          (13,967)        (200)     (1,138)
----------------------------------------
Issuance of long-term debt                         --           --      10,314
----------------------------------------
Net increase (decrease) in short-term
 debt                                         (28,873)       3,629      13,047
----------------------------------------
Universal life and investment contract
 deposits                                   1,716,239    2,381,829   2,418,037
----------------------------------------
Universal life and investment contract
 withdrawals                               (2,149,325)  (1,604,450) (1,503,105)
----------------------------------------
Capital contribution from Lincoln
 National Corp.                                17,952          161         221
----------------------------------------
Dividends paid to shareholder                (310,000)    (125,000)    (12,000)
----------------------------------------  -----------  -----------  ----------
Net cash provided by (used in) financing
 activities                                  (767,974)     655,969     925,376
----------------------------------------  -----------  -----------  ----------

Net increase (decrease) in cash  (188,137)  400,565 (371,557)
-------------------------------
Cash at beginning of year         990,880   590,315  961,872
-------------------------------  --------  -------- --------
Cash at end of year              $802,743  $990,880 $590,315
-------------------------------  ========  ======== ========

See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

December 31, 1995

1.SUMMARY OF SIGNIFICANT
  ACCOUNTING POLICIES

  Basis of presentation
  The accompanying consolidated financial statements include Lincoln National Life Insurance Co. ("Lincoln Life") and its majority owned subsidiaries. Lincoln Life and its subsidiaries operate multiple insurance businesses. Operations are divided into two business segments (see Note 9). These con-solidated financial statements have been prepared in conformity with gener-ally accepted accounting principles.

  Use of estimates
  The nature of the insurance business requires management to make estimates and assumptions that affect the amounts reported in the consolidated finan-cial statements and accompanying notes. Actual results could differ from those estimates.

  Investments
  Lincoln Life classifies its fixed maturity securities and equity securities (common and non-redeemable preferred stocks) as available-for-sale and, ac-cordingly, such securities are carried at fair value. The cost of fixed ma-turity securities is adjusted for amortization of premiums and discounts. The cost of fixed maturity and equity securities is adjusted for declines in value that are other than temporary.

  For the mortgage-backed securities portion of the fixed maturity securities portfolio, Lincoln Life recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the se-curities. When estimates of prepayments change, the effective yield is re-calculated to reflect actual payments to date and anticipated future pay-ments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the ac-quisition of the securities. This adjustment is reflected in net investment income.

  Mortgage loans on real estate are carried at outstanding principal balances less unaccrued discounts and net of reserves for declines that are other than temporary. Investment real estate is carried at cost less allowances for depreciation. Such real estate is carried net of reserves for declines in value that are other than temporary. Real estate acquired through foreclosure proceedings is re-corded at fair value on the settlement date which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at the settlement date, the carrying value is adjusted to the lower amount. Policy loans are carried at the aggregate unpaid balances. Any changes to the reserves for mortgage loans on real estate and real estate are reported as a realized gain (loss) on investments.

  Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less, includ-ing participation in a short-term investment pool administered by Lincoln National Corp. (LNC), the Lincoln Life's parent.

  Realized gain (loss) on investments is recognized in net income, net of re-lated amortization of deferred acquisition costs, using the specific iden-tification method. Changes in the fair values of securities carried at fair value are reflected directly in shareholder's equity after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded if these se-curities would have been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

  Derivatives
  Lincoln Life hedges certain portions of its exposure to interest rate fluc-tuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations and foreign exchange risk by entering into deriva-tive transactions. A description of Lincoln Life's accounting for its hedge of such risks is discussed in the following two paragraphs.

  The premium paid for interest rate caps is deferred and amortized to net investment income on a straight-line basis over the term of the interest rate cap. Any settlement received in accordance with the terms of the in-terest rate caps is recorded as investment income. Spread-lock agreements, interest rate swaps and financial futures, which hedge fixed maturity secu-rities available-for-sale, are carried at fair value with the change in fair value reflected directly in shareholder's equity. Realized gain (loss) from the settlement of such derivatives is deferred and amortized over the life of the hedged assets as an adjustment to the yield. Foreign exchange forward contracts, foreign currency options and foreign currency swaps, which hedge some of the foreign exchange risk of investments in fixed matu-rity securities denominated in foreign currencies, are carried at fair value with the change in fair value reflected in earnings. Realized

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES CONTINUED gain (loss) from the settlement of such derivatives is also zreflected in earnings.

  Hedge accounting is applied as indicated above after Lincoln Life deter-mines that the items to be hedged expose Lincoln Life to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations and foreign exchange risk; and the derivatives used are designated as a hedge and reduce the indicated risk by having a high correlation of changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met, the change in value of the deriva-tives is included in net income.

  Property and equipment
  Property and equipment owned for Lincoln Life use is carried at cost less allowances for depreciation.

  Premiums and fees
  Revenue for universal life and other interest-sensitive life insurance pol-icies consists of policy charges for cost of insurance, policy initiation and administration, and surrender charges that have been assessed. Tradi-tional individual life-health and annuity premiums are recognized as reve-nue over the premium-paying period of the policies. Group health premiums are prorated over the contract term of the policies.

  Assets held in separate accounts/ liabilities related to separate accounts These assets and liabilities represent segregated funds administered and invested by Lincoln Life for the exclusive benefit of pension and variable life and annuity contractholders. The fees received by Lincoln Life for ad-ministrative and contractholder maintenance services performed for these separate accounts are included in Lincoln Life's consolidated statements of income.

  Deferred acquisition costs
  Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and group health insurance which vary with and are primarily related to the produc-tion of new business, have been deferred to the extent recoverable. Acqui-sition costs for universal and variable universal life insurance policies are being amortized over the lives of the policies in relation to the inci-dence of estimated gross profits from surrender charges and investment, mortality and expense margins, and actual realized gain (loss) on invest-ments. That amortization is adjusted retrospectively when estimates of cur-rent or future gross profits to be realized from a group of policies are revised. The traditional life-health and annuity acquisition costs are am-ortized over the premium-paying period of the related policies using as-sumptions consistent with those used in computing policy reserves.

  Expenses
  Expenses for universal and variable universal life insurance policies in-clude interest credited to policy account balances and benefit claims in-curred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in Lincoln Life's general account during 1993 through 1995 ranged from 6.1% to 8.25%.

  Goodwill
  The cost of acquired subsidiaries in excess of the fair value of net assets (goodwill) is amortized using the straight-line method over periods that generally correspond with the benefits expected to be derived from the ac-quisitions. Goodwill is amortized over 40 years. The carrying value of goodwill is reviewed periodically for indicators of impairment in value.

  Policy liabilities and accruals
  The liabilities for future policy benefits and expenses for universal and variable universal life insurance policies consist of policy account bal-ances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future policy benefits and expenses for tradi-tional life policies and immediate and deferred paid-up annuities are com-puted using a net level premium method and assumptions for investment yields, mortality and withdrawals based principally on Lincoln Life experi-ence projected at the time of policy issue, with provision for possible ad-verse deviations. Interest assumptions for traditional direct individual life reserves for all policies range from 2.3% to 11.7% graded to 5.7% af-ter 30 years depending on time of policy issue. Interest rate assumptions for reinsurance reserves range from 5.0% to 11.0% graded to 8.0% after 20 years. The interest assumptions for immediate and deferred paid-up annui-ties range from 4.5% to 8.0%.

  With respect to its policy liabilities and accruals, Lincoln Life carries on a continuing review of its 1) overall reserve position, 2) reserving techniques

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES CONTINUED and 3) reinsurance arrangements, and as experience develops and new infor-mation becomes known, liabilities are adjusted as deemed necessary. The ef-fects of changes in estimates are included in the operating results for the period in which such estimates occur.

  Reinsurance
  Lincoln Life enters into reinsurance agreements with other companies in the normal course of their business. Lincoln Life may assume reinsurance from unaffiliated companies and/or cede reinsurance to such companies. Assets/liabilities and premiums/benefits from certain reinsurance contracts which grant statutory surplus to other insurance companies have been netted on the balance sheets and income statements, respectively, since there is a right of offset. All other reinsurance agreements are reported on a gross basis.

  Depreciation
  Provisions for depreciation of investment real estate and property and equipment owned for Lincoln Life use are computed principally on the straight-line method over the estimated useful lives of the assets.

  Postretirement medical and life insurance benefits
  Lincoln Life accounts for its postretirement medical and life insurance benefits using the full accrual method.

  Income taxes
  Lincoln Life and eligible subsidiaries have elected to file consolidated Federal and state income tax returns with their parent, LNC. Pursuant to an intercompany tax sharing agreement with LNC, Lincoln Life and its eligible subsidiaries provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that Lincoln Life and eligible sub-sidiaries will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

  Lincoln Life uses the liability method of accounting for income taxes. De-ferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax return purposes. Lincoln Life establishes a valuation allowance for any portion of its deferred tax assets which are unlikely to be realized.

2.CHANGES IN ACCOUNTING PRINCIPLES
  AND CHANGES IN ESTIMATES

  Postretirement benefits other than pensions
  Effective January 1, 1993, Lincoln Life changed its method of accounting for postretirement medical and life insurance benefits for its eligible em-ployees and agents from a pay-as-you-go method to a full accrual method in accordance with Financial Accounting Standards No. 106 entitled "Employers' Accounting for Postretirement Benefits Other Than Pensions" ("FAS 106"). This full accrual method recognizes the estimated obligation for retired employees and agents and active employees and agents who are expected to retire in the future. The effect of the change was to increase net periodic postretirement benefit cost by $7,800,000 and decrease income before cumu-lative effect of accounting change by $5,100,000 ($0.51 per share). The im-plementation of FAS 106 resulted in a one-time charge to the first quarter 1993 net income of $45,600,000 or $4.56 per share ($69,000,000 pre-tax) for the cumulative effect of the accounting change. See Note 6 for additional disclosures regarding postretirement benefits other than pensions.

  Accounting by creditors for impairment of a loan
  Financial Accounting Standards No. 114 entitled "Accounting by Creditors for Impairment of a Loan" ("FAS 114") issued in May 1993, was adopted by Lincoln Life effective January 1, 1993. FAS 114 requires that if an im-paired mortgage loan's fair value as described in Note 3 is less than the recorded investment in the loan, the difference is recorded in the mortgage loan allowance for losses account. The adoption of FAS 114 resulted in ad-ditions to the mortgage loan allowance for losses account and reduced first quarter 1993 income before cumulative effect of accounting change and net income by $37,700,000, or $3.77 per share ($57,200,000 pre-tax). See Note 3 for further mortgage loan disclosures. Most of the effect of this change in accounting was within the Life Insurance and Annuities business segment.

  Accounting for certain investments in debt and equity securities
  Financial Accounting Standards No. 115 entitled "Accounting for Certain In-vestments in Debt and Equity Securities" ("FAS 115") issued in May 1993, was adopted by Lincoln Life as of December 31, 1993. In accordance with the rules, the

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
2. CHANGES IN ACCOUNTING PRINCIPLESAND CHANGES IN ESTIMATES CONTINUED prior year financial statements have not been restated to reflect the change in accounting principle. Under FAS 115, securities can be classified as available-for-sale, trading or held-to-maturity according to the hold-er's intent. Lincoln Life classified its entire fixed maturity securities portfolio as "available-for-sale." Securities classified as available-for-sale are carried at fair value and unrealized gains and losses on such se-curities are carried as a separate component of shareholder's equity. The ending balance of shareholder's equity at December 31, 1993 was increased by $564,200,000 (net of $377,500,000 of related adjustments to deferred ac-quisition costs, $50,700,000 of policyholder commitments and $303,700,000 in deferred income taxes, all of which would have been recognized if those securities would have been sold at their fair value, net of amounts appli-cable to Security-Connecticut Corp.) to reflect the net unrealized gain on fixed maturity securities classified as available-for-sale previously car-ried at amortized cost. Prior to the adoption of FAS 115, Lincoln Life car-ried a portion of its fixed maturity securities at fair value with unrealized gains and losses carried as a separate component of sharehold-er's equity. The remainder of such securities were carried at amortized cost.

  Change in estimate for net investment income related to mortgage-backed securities
  At December 31, 1993, Lincoln Life had $5,942,100,000 invested in mortgage-backed securities. As indicated in Note 1, Lincoln Life recognizes income on these securities using a constant effective yield based on anticipated prepayments. With the implementation of new investment software in December 1993, Lincoln Life was able to significantly refine its estimate of the ef-fective yield on such securities to better reflect actual prepayments and estimates of future prepayments. This resulted in an increase in the amor-tization of purchase discount on these securities of $58,000,000 and, after related amortization of deferred acquisition costs ($18,300,000) and income taxes ($14,300,000), increased 1993's income before cumulative effect of accounting change and net income by $25,500,000 or $2.55 per share.
  Most of the effect of this change in estimate was within the Life Insurance and Annuities business segment.

  Change in estimate for disability income reserves
  During the fourth quarter of 1993, income before cumulative effect of ac-counting change and net income decreased by $15,500,000 or $1.55 per share as the result of strengthening reinsurance disability income reserves by $23,900,000. The need for this reserve increase within the Reinsurance seg-ment was identified as the result of management's assessment of current ex-pectations for morbidity trends and the impact of lower investment income due to lower interest rates.

  During the fourth quarter of 1995, Lincoln Life completed an in-depth re-view of the experience of its disability income business. As a result of this study, and based on the assumption that recent experience will con-tinue in the future, income before cumulative effect of accounting change and net income decreased by $33,500,000 or $3.35 per share ($51,500,000 pre-tax) as a result of strengthening disability income reserves by $15,200,000 and writing-off deferred acquisition costs of $36,300,000 in the Reinsurance segment.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
3.INVESTMENTS
  The major categories of net investment income are as follows:

                                  Year ended December 31
                                  1995     1994     1993
                                                  ----------
                                  (in millions)
                                  --------------------------
   Fixed maturity securities      $1,549.4 $1,357.4 $1,497.6
   -----------------------------
   Equity securities                   8.9      7.4      4.3
   -----------------------------
   Mortgage loans on real estate     268.3    271.3    294.2
   -----------------------------
   Real estate                       110.0     97.8     75.2
   -----------------------------
   Policy loans                       35.4     32.7     36.0
   -----------------------------
   Invested cash                      55.4     46.4     24.8
   -----------------------------
   Other investments                  15.8      7.3      8.0
   -----------------------------  -------- -------- --------
   Investment revenue              2,043.2  1,820.3  1,940.1
   -----------------------------
   Investment expenses               143.6    146.3    116.6
   -----------------------------  -------- -------- --------
   Net investment income          $1,899.6 $1,674.0 $1,823.5
   -----------------------------
                                  ======== ======== ========

  The realized gain (loss) on investments is as follows:

                                                     Year ended December 31
                                                     1995    1994     1993
                                                    --------------------------
                                                     (in millions)
                                                     ------------------------
   Fixed maturity securities available-for-sale:
   . Gross gain                                      $239.6  $  69.6  $  91.1
   ------------------------------------------------
   . Gross loss                                       (87.8)  (294.1)    (8.4)
   ------------------------------------------------
   Equity securities available-for-sale:
   . Gross gain                                        82.3     50.2     88.3
   ------------------------------------------------
   . Gross loss                                       (31.3)   (50.5)   (33.7)
   ------------------------------------------------
   Fixed maturity securities held for investment:
   . Gross gain                                          --       --    209.9
   ------------------------------------------------
   . Gross loss                                          --       --    (69.5)
   ------------------------------------------------
   Other investments                                   42.2      5.1   (161.8)
   ------------------------------------------------
   Related restoration or amortization of deferred
   acquisition
   costs and provision for policyholder commitments  (108.8)    81.2    (23.7)
   ------------------------------------------------  ------  -------  -------
                                                     $136.2  $(138.5) $  92.2
                                                     ======  =======  =======

  Provisions (credits) for write-downs and net changes in pro-visions for losses, which are included in realized gain
  (loss) on investments shown above, are as follows:

                                  Year ended
                                  December 31
                                  1995   1994  1993

                                  (in millions)
                                  -------------------
   Fixed maturity securities      $10.4  $14.2 $ 55.6
   -----------------------------
   Equity securities                3.3    6.8     --
   -----------------------------
   Mortgage loans on real estate   14.7   19.5  136.7
   -----------------------------
   Real estate                     (7.2)  13.0   21.8
   -----------------------------
   Other long-term investments     (1.5)    .3    3.9
   -----------------------------
   Guarantees                      (2.2)   4.3    1.7
   -----------------------------
                                  -----  ----- ------
                                  $17.5  $58.1 $219.7
                                  =====  ===== ======

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
3.INVESTMENTS CONTINUED
  The change in unrealized appreciation (depreciation) on in-vestments in fixed maturity and equity securities is as fol-lows:

                                                  Year ended December 31
                                                  1995     1994       1993
                                                 ------------------------------
                                                  (in millions)
                                                  ----------------------------
   Fixed maturity securities available-for-sale   $2,063.7 $(1,903.7) $1,387.1
   ---------------------------------------------
   Equity securities available-for-sale               78.1     (26.0)      9.2
   ---------------------------------------------
   Fixed maturity securities held for investment        --        --    (959.7)
   ---------------------------------------------
                                                  -------- ---------  --------
                                                  $2,141.8 $(1,929.7) $  436.6
                                                  ======== =========  ========

  The cost, gross unrealized gain and loss and fair value of securities available-for-sale are as follows:

                                          Year ended December 31, 1995
                                          -----------------------------------
                                                    Gross
                                                    unrealized
                                                    --------------- Fair
                                          Cost      Gain     Loss   value
                                     ----------------------------------------
                                          (in millions)
                                          -----------------------------------
   Corporate bonds                        $12,412.1 $1,141.0 $ 28.7 $13,524.4
   -------------------------------------
   U.S. Government bonds                      569.6     83.9     .1     653.4
   -------------------------------------
   Foreign government bonds                   927.9     70.3     .6     997.6
   -------------------------------------
   Mortgage-backed securities:
   . Mortgage pass-through securities       1,072.5     41.0    3.2   1,110.3
   -------------------------------------
   . Collateralized mortgage obligations    3,816.3    262.5    7.4   4,071.4
   -------------------------------------
   . Other mortgage-backed securities           2.8       .3     --       3.1
   -------------------------------------
   State and municipal bonds                   12.3       .1     --      12.4
   -------------------------------------
   Redeemable preferred stocks                 39.3      2.9     --      42.2
   -------------------------------------
                                          --------- -------- ------ ---------
   Total fixed maturity securities         18,852.8  1,602.0   40.0  20,414.8
   -------------------------------------
   Equity securities                          480.3    123.6    5.5     598.4
   -------------------------------------
                                          --------- -------- ------ ---------
                                          $19,333.1 $1,725.6 $ 45.5 $21,013.2
                                          ========= ======== ====== =========
                                          Year ended December 31, 1994
                                          -----------------------------------
                                                    Gross
                                                    unrealized
                                                    --------------- Fair
                                          Cost      Gain     Loss   value
                                     ----------------------------------------
                                          (in millions)
                                          -----------------------------------
   Corporate bonds                        $11,519.3 $  143.3 $514.4 $11,148.2
   -------------------------------------
   U.S. Government bonds                    1,048.4      6.9   25.5   1,029.8
   -------------------------------------
   Foreign governments bonds                  541.2      4.7   12.5     533.4
   -------------------------------------
   Mortgage-backed securities:
   . Mortgage pass-through securities       1,176.8      3.0   44.1   1,135.7
   -------------------------------------
   . Collateralized mortgage obligations    3,835.5     85.8  148.6   3,772.7
   -------------------------------------
   . Other mortgage-backed securities           5.0       .1     .1       5.0
   -------------------------------------
   State and municipal bonds                   16.3       .4     --      16.7
   -------------------------------------
   Redeemable preferred stocks                 51.4       .2     .9      50.7
   -------------------------------------
                                          --------- -------- ------ ---------
   Total fixed maturity securities         18,193.9    244.4  746.1  17,692.2
   -------------------------------------
   Equity securities                          416.3     56.4   16.4     456.3
   -------------------------------------
                                          --------- -------- ------ ---------
                                          $18,610.2 $  300.8 $762.5 $18,148.5
                                          ========= ======== ====== =========

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
3.INVESTMENTS CONTINUED
  Future maturities of fixed maturity securities available-for-sale are as follows:

                                           December 31, 1995
                                           -------------------
                                                     Fair
                                           Cost      value
                                           --------- ---------
                                           (in millions)
                                           -------------------
   Due in one year or less                 $   278.4 $   282.6
   --------------------------------------
   Due after one year through five years     2,955.7   3,102.1
   --------------------------------------
   Due after five years through ten years    4,918.2   5,265.9
   --------------------------------------
   Due after ten years                       5,808.9   6,579.4
   --------------------------------------  --------- ---------
                                            13,961.2  15,230.0
   Mortgage-backed securities                4,891.6   5,184.8
   --------------------------------------  --------- ---------
                                           $18,852.8 $20,414.8
                                           ========= =========

  The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

  At December 31, 1995, the current par, amortized cost and estimated fair value of investments in mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

             December 31, 1995
             -------------------------------
             Current Par Cost     Fair value
             ----------- -------- ----------
             (in millions)
             -------------------------------
   Below 7%  $  292.6    $  290.5  $  293.6
   --------
   7%-8%      1,302.8     1,276.9   1,318.2
   --------
   8%-9%      1,607.0     1,564.7   1,669.8
   --------
   Above 9%   1,810.5     1,759.5   1,903.2
   --------  --------    --------  --------
             $5,012.9    $4,891.6  $5,184.8
             ========    ========  ========

  The quality ratings of fixed maturity securities available-for-sale are as follows:

                       December 31, 1995
                       -----------------
   Treasuries and AAA   34.1%
   ------------------
   AA                    8.0
   ------------------
   A                    25.9
   ------------------
   BBB                  24.5
   ------------------
   BB                    3.9
   ------------------
   Less than BB          3.6
   ------------------  ------
                       100.0%
                       ======

  Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When Lincoln Life determines that a loan is impaired, a provision for loss is established for the difference between the carrying value of the mortgage loan and the estimated value. Estimated value is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the provision for losses and subsequent recoveries, if any, are credited to the provision for losses.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
3.INVESTMENTS CONTINUED
  The provision for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the provision for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

  Impaired loans along with the related allowance for losses are as follows:

                                                December 31
                                                1995    1994
                                                ------  ------
                                                (in millions)
                                                --------------
   Impaired loans with allowance for losses     $144.7  $246.0
   -------------------------------------------
   Allowance for losses                          (28.5)  (56.6)
   -------------------------------------------
   Impaired loans with no allowance for losses     2.1     2.2
   -------------------------------------------
                                                ------  ------
   Net impaired loans                           $118.3  $191.6
   -------------------------------------------
                                                ======  ======

  Impaired loans with no allowance for losses are a result of direct write-downs or for collateral dependent loans where the fair value of the collateral is greater than the re-corded investment in such loans.

  A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                      Year ended December
                                      31
                                      1995    1994     1993
                                      ------  -------  ------
                                      (in millions)
                                      -----------------------
   Balance at beginning of year       $ 56.6  $ 220.7  $129.1
   ---------------------------------
   Provisions for losses                14.7     19.5    79.5
   ---------------------------------
   Provision for adoption of FAS 114      --       --    57.2
   ---------------------------------
   Releases due to write-downs         (12.0)      --      --
   ---------------------------------
   Releases due to sales               (15.9)  (164.7)  (12.2)
   ---------------------------------
   Releases due to foreclosures        (14.9)   (18.9)  (32.9)
   ---------------------------------
                                      ------  -------  ------
   Balance at end of year             $ 28.5  $  56.6  $220.7
   ---------------------------------
                                      ======  =======  ======

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
3.INVESTMENTS CONTINUED
  The average recorded investment in impaired loans and the interest income recognized on impaired loans were as fol-lows:

                                                  Year ended December
                                                  31
                                                  1995   1994   1993
                                                  ------ ------ ------
                                                  (in millions)
                                                  --------------------
   Average recorded investment in impaired loans  $181.7 $467.5 $703.6
   ---------------------------------------------
   Interest income recognized on impaired loans     16.6   36.1   47.3
   ---------------------------------------------

  All interest income on impaired loans was recognized on the cash basis of income recognition.

  As of December 31, 1995 and 1994, Lincoln Life had restruc-tured loans of $62,500,000 and $36,200,000, respectively. Lincoln Life recorded $6,300,000 and $800,000 interest income on these restructured loans in 1995 and 1994, respectively. Interest income in the amount of $6,600,000 and $3,900,000 would have been recorded on these loans according to their original terms in 1995 and 1994, respectively. As of December 31, 1995 and 1994, Lincoln Life had no outstanding commit-ments to lend funds on restructured loans.

  As of December 31, 1995, the Company's investment commit-ments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $543,100,000.

  Fixed maturity securities available-for-sale, mortgage loans on real estate and real estate with a combined carrying value at December 31, 1995 of $1,300,000 were non-income producing for the year ended December 31, 1995.

  The cost information for mortgage loans on real estate, real estate and other long-term investments are net of allowances for losses. The balance sheet account for other liabilities includes a reserve for guarantees of third-party debt. The amount of allowances and a reserve for such items is as fol-lows:

                                  December 31
                                  1995  1994
                                  ----- -----
                                  (in
                                  millions)
                                  -----------
   Mortgage loans on real estate  $28.5 $56.6
   -----------------------------
   Real estate                     46.6  65.2
   -----------------------------
   Other long-term investments     11.8  13.5
   -----------------------------

  Details underlying the balance sheet caption "Net Unrealized
  Gain (loss) on Securities Available-for-Sale," are as fol-lows:

                                                         December 31
                                                         1995       1994
                                                         ---------  ---------
                                                         (in millions)
                                                         --------------------
   Fair value of securities available-for-sale           $21,013.2  $18,148.5
   ----------------------------------------------------
   Cost of securities available-for-sale                  19,333.1   18,610.2
   ----------------------------------------------------  ---------  ---------
   Unrealized gain (loss)                                  1,680.1     (461.7)
   ----------------------------------------------------
   Adjustments to deferred acquisition costs                (492.1)     158.2
   ----------------------------------------------------
   Amounts required to satisfy policyholder commitments     (510.1)       8.6
   ----------------------------------------------------
   Deferred income credits (taxes)                          (234.6)     105.9
   ----------------------------------------------------
   Valuation allowance for deferred tax assets                  --     (135.6)
   ----------------------------------------------------
                                                         ---------  ---------
   Net unrealized gain (loss) on securities available-
    for-sale                                             $   443.3  $  (324.6)
   ----------------------------------------------------
                                                         =========  =========

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
3.INVESTMENTS CONTINUED
  Adjustments to Deferred acquisition costs and amounts re-quired to satisfy policyholder commitments are netted against the Deferred acquisition costs asset account and in-cluded with the Future policy benefits, claims and claims expense liability on the balance sheet, respectively.

4.FEDERAL INCOME TAXES
  The Federal income tax expense (benefit) before cumulative effect of accounting change is as follows:

             Year ended December
             31
             1995    1994    1993

             (in millions)
             ----------------------
   Current   $172.5  $(93.4) $261.3
   --------
   Deferred   (45.0)  133.8  (118.8)
   --------  ------  ------  ------
             $127.5  $ 40.4  $142.5
             ======  ======  ======

  Cash paid for Federal income taxes in 1995, 1994 and 1993 was $27,500,000, $41,400,000 and $272,600,000, respectively.
  The cash paid in 1995 is net of a $146,900,000 cash refund related to the carryback of 1994 capital losses to prior years.

  The effective tax rate on pre-tax income before cumulative effect of accounting change is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                         Year ended December
                                         31
                                         1995    1994   1993
                                                      ---------
                                         (in millions)
                                         ---------------------
   Tax rate times pre-tax income         $157.3  $91.1  $117.5
   ------------------------------------
   Effect of:
   . Tax-exempt investment income         (22.0) (21.5)  (16.2)
   ------------------------------------
   . Participating policyholders' share     5.4    3.4     4.1
   ------------------------------------
   . Loss (gain) on sale of affiliates       --  (24.1)   34.5
   ------------------------------------
   . Other items                          (13.2)  (8.5)    2.6
   ------------------------------------  ------  -----  ------
   Provision for income taxes            $127.5  $40.4  $142.5
   ------------------------------------  ======  =====  ======
   Effective tax rate                      28.4%  15.5%   42.5%
   ------------------------------------  ======  =====  ======

  The Federal income tax recoverable (liability) is as follows:

             December 31
             1995     1994
             -------  ------
             (in millions)
             ---------------
   Current   $ (25.0) $118.2
   --------
   Deferred   (141.4)   16.3
   --------  -------  ------
             $(166.4) $134.5
             =======  ======

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
4.FEDERAL INCOME TAXES CONTINUED
  Significant components of Lincoln Life's net deferred tax asset (liability) are as follows:

                             December 31
                             1995     1994
                             -------  -------
                             (in millions)
                             ----------------
   Deferred tax assets:
   . Policy liabilities and
     accruals and
     contractholder funds    $ 694.5  $ 430.9
   ------------------------
   . Loss on investments          --     16.8
   ------------------------
   . Net unrealized loss on
     securities available-
     for-sale                     --    161.6
   ------------------------
   . Postretirement
     benefits other than
     pensions                   25.3     24.2
   ------------------------
   . Other                      39.5     34.6
   ------------------------  -------  -------
   Total deferred tax
    assets                     759.3    668.1
   ------------------------
   Valuation allowance for
    deferred tax assets           --   (135.6)
   ------------------------  -------  -------
   Net deferred tax assets     759.3    532.5
   ------------------------
   Deferred tax
    liabilities:
   . Deferred acquisition
     costs                     218.8    475.5
   ------------------------
   . Net unrealized gain on
     securities available-
     for-sale                  579.6       --
   ------------------------
   . Gain on investments         7.7       --
   ------------------------
   . Other                      94.6     40.7
   ------------------------  -------  -------
   Total deferred tax
    liabilities                900.7    516.2
   ------------------------  -------  -------
   Net deferred tax
    (liability) asset        $(141.4) $  16.3
   ------------------------  =======  =======

  Lincoln Life is required to establish a "valuation allow-ance" for any portion of its deferred tax assets which are unlikely to be realized. At December 31, 1994, $161,600,000 of deferred tax assets relating to net unrealized capital losses on fixed maturity and equity securities available-for-sale were available to be recorded in shareholder's eq-uity before considering a valuation allowance. For Federal income tax purposes, capital losses may only be used to off-set capital gains in the current year or during a three-year carryback and five-year carryforward period. Due to these restrictions, and the uncertainty at that time of future capital gains, these deferred tax assets were substantially offset by a valuation allowance of $135,600,000. By December 31, 1995, the fair values of fixed maturity and equity secu-rities available-for-sale were greater than the cost basis resulting in unrealized capital gains. Accordingly, no valu-ation allowance was established as of December 31, 1995 since management believes it is more likely than not that Lincoln Life will realize the benefit of its deferred tax assets.

  Prior to 1984, a portion of the life companies' current income was not subject to current income tax, but was accumulated for income tax purposes in a memorandum account designated as "policyholders' surplus." The total of the life companies' balances in their respective "policyholders' surplus" accounts at December 31, 1983 of $204,800,000 was "frozen" by the Tax Reform Act of 1984 and, accordingly, there have been no additions to the accounts after that date. That portion of current income on which income taxes have been paid will continue to be accumulated in a memorandum account designated as "shareholder surplus," and is available for dividends to the shareholder without additional payment of tax. The December 31, 1995 total of the life companies' account balances for their "shareholder surplus" was $1,554,000,000. Should dividends to the shareholder for each life company exceed its respective "shareholder surplus," amounts would need to be transferred from its respective "policyholders' surplus" and would be subject to Federal income tax at that time. In connection with the 1993 sale of a life insurance affiliate (see Note
  10), $8,800,000 was transferred from policyholders' surplus

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
4.FEDERAL INCOME TAXES CONTINUED
  to shareholder surplus and current income tax of $3,100,000 was paid. Under existing or foreseeable circumstances, Lincoln Life neither expects nor intends that distributions will be made from the remaining balance in "policyholders' surplus" of $196,000,000 that will result in any such tax. Accordingly, no provision for deferred income taxes has been provided by Lincoln Life on its "policyholders' surplus" account. In the event that such excess distributions are made, it is estimated that income taxes of approximately $68,600,000 would be due.

5.SUPPLEMENTAL FINANCIAL DATA
  The balance sheet captions, "Real estate," "Other investments" and "Property and equipment," are shown net of allowances for depreciation as follows:

                           December 31
                           1995   1994
                           ------ ------
                           (in millions)
                           -------------
   Real estate             $ 51.6 $ 37.0
   ----------------------
   Other investments         14.6   12.2
   ----------------------
   Property and equipment   100.7  104.7
   ----------------------

  Details underlying the balance sheet caption, "Contractholder funds," are as follows:

                                                     December 31
                                                     1995      1994
                                                     --------- ---------
                                                     (in millions)
                                                     -------------------
   Premium deposit funds                             $17,886.9 $16,770.3
   ------------------------------------------------
   Undistributed earnings on participating business       91.9      63.6
   ------------------------------------------------
   Other                                                 193.0     194.7
   ------------------------------------------------
                                                     --------- ---------
                                                     $18,171.8 $17,028.6
                                                     ========= =========

  Details underlying the balance sheet captions, "Short-term and Long-term Debt," are as follows:

                                            December 31
                                            1995   1994
                                            ------ ------
                                            (in millions)
                                            -------------
   Short-term debt:
   ---------------------------------------
   . Short-term notes                       $123.5 $150.8
   ---------------------------------------
   . Current portion of long-term debt         1.3    2.9
   ---------------------------------------
                                            ------ ------
   Total short-term debt                    $124.8 $153.7
   ---------------------------------------
                                            ====== ======
   Long-term debt less current portion:
   ---------------------------------------
   . 7% mortgage note payable, due 1996     $   -- $  4.9
   ---------------------------------------
   . 9.48% mortgage note payable, due 1996      --    7.7
   ---------------------------------------
   . 12% mortgage note payable, due 1996        --     .2
   ---------------------------------------
   . 8.42% mortgage note payable, due 1997     7.0    7.2
   ---------------------------------------
   . 8.25% mortgage note payable, due 1997    10.1   10.2
   ---------------------------------------
   . 8% mortgage note payable, due 1997        2.1     --
   ---------------------------------------
   . 8.75% mortgage note payable, due 1998    18.4   18.8
   ---------------------------------------
   . 9.75% mortgage note payable, due 2002     3.2    5.8
   ---------------------------------------
                                            ------ ------
   Total long-term debt                     $ 40.8 $ 54.8
   ---------------------------------------
                                            ====== ======

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
5.SUPPLEMENTAL FINANCIAL DATA CONTINUED
  Fixed maturities of long-term debt are as follows (in mil-lions):

  1996 -- $ 1.31998 -- $18.42000 --    $ --
  1997 --  19.21999 --    --Thereafter -- 3.2

  Cash paid for interest for 1995, 1994 and 1993 was $67,000, $615,000 and $96,000, respectively.

  Reinsurance transactions included in the income statement caption, "Insurance premiums," are as follows:

                             Year ended December
                             31
                             1995   1994   1993
                             ------ ------ ------
                             (in millions)
                             --------------------
   Insurance assumed         $777.6 $910.8 $807.5
   ------------------------
   Insurance ceded            441.7  716.7  568.6
   ------------------------
                             ------ ------ ------
   Net reinsurance premiums  $335.9 $194.1 $238.9
   ------------------------
                             ====== ====== ======

  The income statement caption, "Benefits and settlement ex-penses," is net of reinsurance recoveries of $456,000, $524,000 and $438,000 for the years ended December 31, 1995, 1994 and 1993, respectively.

  The income statement caption, "Underwriting, acquisition, insurance and other Expenses," includes amortization of de-ferred acquisition costs of $399,700,000, $115,200,000 and $241,000,000 for the years ended December 31, 1995, 1994 and 1993, respectively. An additional $(85,200,000), $81,200,000 and ($23,700,000) of deferred acquisition costs was restored (amortized) and netted against "Realized gain (loss) on in-vestments" for the years ended December 31, 1995, 1994 and 1993, respectively.

6.EMPLOYEE BENEFIT PLANS

  Pension plans
  LNC maintains funded defined benefit pension plans for most of its employees and, prior to January 1, 1995, full-time agents. The benefits for employees are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. The benefits for agents were based on a percentage of each agent's yearly earnings. The plans are funded by contributions to tax-exempt trusts. Lincoln Life's funding policy is consistent with the funding requirements of Federal laws and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Plan assets consist principally of listed equity se-curities and corporate obligations and government bonds.

  All benefits applicable to the funded defined benefit plan for agents were frozen as of December 31, 1994. The curtail-ment of this plan did not have a significant effect on net pension cost for 1994. Effective January 1, 1995, pension benefits for agents have been provided by a new defined con-tribution plan. Contributions to this plan will be based on 2.3% of an agent's earnings up to the social security wage base and 4.6% of any excess.

  LNC also administers two types of unfunded, nonqualified, defined benefit plans for certain employees and agents. A supplemental retirement plan provides defined benefit pen-sion benefits in excess of limits imposed by federal tax law. A salary continuation plan provides certain officers of Lincoln Life defined pension benefits based on years of service and final monthly salary upon death or retirement.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
6.EMPLOYEE BENEFIT PLANS CONTINUED
  The status of the funded defined benefit pension plans and the amounts recognized on the balance sheets are as follows:

                                                           December 31
                                                           1995     1994
                                                           -------  -------
                                                           (in millions)
                                                           ----------------
   Actuarial present value of benefit obligation:
   . Vested benefits                                       $(162.1) $(130.5)
   ------------------------------------------------------
   . Nonvested benefits                                       (9.2)    (7.3)
   ------------------------------------------------------  -------  -------
   Accumulated benefit obligation                           (171.3)  (137.8)
   ------------------------------------------------------
   Effect of projected future compensation increases         (37.2)   (24.3)
   ------------------------------------------------------  -------  -------
   Projected benefit obligation                             (208.5)  (162.1)
   ------------------------------------------------------
   Plan assets at fair value                                 196.4    159.3
   ------------------------------------------------------  -------  -------
   Projected benefit obligations in excess of plan assets    (12.1)    (2.8)
   ------------------------------------------------------
   Unrecognized net loss (gain)                               12.6      (.5)
   ------------------------------------------------------
   Unrecognized prior service cost                             1.2      1.1
   ------------------------------------------------------  -------  -------
   Prepaid (accrued) pension cost included in other
    liabilities                                            $   1.7  $  (2.2)
   ------------------------------------------------------  =======  =======

  The status of the unfunded defined benefit pension plans and the amounts recognized on the balance sheets are as follows:

                                                        December 31
                                                        1995    1994
                                                        ------  -----
                                                        (in
                                                        millions)
                                                        -------------
   Actuarial present value of benefit obligation:
   . Vested benefits                                    $ (7.0) $(5.4)
   ---------------------------------------------------
   . Nonvested benefits                                   (1.5)  (1.0)
   ---------------------------------------------------  ------  -----
   Accumulated benefit obligation                         (8.5)  (6.4)
   ---------------------------------------------------
   Effect of projected future compensation increases      (2.4)  (2.5)
   ---------------------------------------------------  ------  -----
   Projected benefit obligation                          (10.9)  (8.9)
   ---------------------------------------------------
   Unrecognized transition obligation                       --     --
   ---------------------------------------------------
   Unrecognized net loss (gain)                            1.0    (.3)
   ---------------------------------------------------
   Unrecognized prior service cost                          .8     .8
   ---------------------------------------------------  ------  -----
   Accrued pension costs included in other liabilities  $ (9.1) $(8.4)
   ---------------------------------------------------  ======  =====

  The determination of the projected benefits obligation for the defined benefit plans was based on the following assump-tions:

                                                     1995  1994  1993
                                                         ------------
   Weighted-average discount rate                    7.0%  8.0%  7.0%
   ------------------------------------------------
   Rate of increase in compensation:
   . Salary continuation plan                        6.0   6.5   6.0
   ------------------------------------------------
   . All other plans                                 5.0   5.0   5.0
   ------------------------------------------------
   Expected long-term rate of return on plan assets  9.0   9.0   9.0
   ------------------------------------------------

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
6.EMPLOYEE BENEFIT PLANS CONTINUED
  The components of net pension cost for the defined benefit pension plans are as follows:

                                                  Year ended December
                                                  31
                                                  1995    1994    1993
                                                      -------------------
                                                  (in millions)
                                                      -------------------
   Service cost--benefits earned during the year  $  5.0  $  8.9  $  8.5
   ---------------------------------------------
   Interest cost on projected benefit obligation    13.2    12.9    12.4
   ---------------------------------------------
   Actual return on plan assets                    (36.3)    4.7   (20.1)
   ---------------------------------------------
   Net amortization (deferral)                      22.9   (18.6)    6.1
   ---------------------------------------------  ------  ------  ------
   Net pension cost                               $  4.8  $  7.9  $  6.9
   ---------------------------------------------  ======  ======  ======

  401(k)
  LNC and Lincoln Life sponsor contributory defined contribu-tion plans for eligible employees and agents. Lincoln Life's contributions to the plans are equal to each participant's pre-tax contribution, not to exceed 6% of base pay, multi-plied by a percentage, ranging from 25% to 150%, which var-ies according to certain incentive criteria as determined by LNC's Board of Directors. Expense for these plans amounted to $8,000,000, $13,200,000 and $11,800,000 in 1995, 1994 and
  1993, respectively.

  Postretirement medical and life insurance benefit plans
  LNC sponsors unfunded defined benefit plans that provide postretirement medical and life insurance benefits to full-time employees and agents who, depending on the plan, have worked for Lincoln Life 10 to 15 years and attained age 55 to 60. Medical benefits are also available to spouses and other dependents of employees and agents. For medical bene-fits, limited contributions are required from individuals retired prior to November 1, 1988; contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retire-ment. The life insurance benefits are noncontributory, al-though participants can elect supplemental contributory ben-efits.

  The status of the postretirement medical and life insurance benefit plans and the amounts recognized on the balance sheets are as follows:

                                                    December 31
                                                    1995    1994
                                                                 --
                                                    (in millions)
                                                                 --
   Accumulated postretirement benefit obligation:
   . Retirees                                       $(39.8) $(34.9)
   -----------------------------------------------
   . Fully eligible active plan participants          (9.9)   (7.0)
   -----------------------------------------------
   . Other active plan participants                  (20.8)  (15.0)
   -----------------------------------------------  ------  ------
   Accumulated postretirement benefit obligation     (70.5)  (56.9)
   -----------------------------------------------
   Unrecognized net gain                               (.8)   (5.5)
   -----------------------------------------------  ------  ------
   Accrued plan cost included in other liabilities  $(71.3) $(62.4)
   -----------------------------------------------  ======  ======

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
6.EMPLOYEE BENEFIT PLANS CONTINUED
  The components of periodic postretirement benefit cost are as follows:

                                             Year ended
                                             December 31
                                             1995  1994 1993
                                                          --
                                             (in millions)
                                                          --
   Service cost                              $1.5  $1.7 $2.6
   ----------------------------------------
   Interest cost                              4.4   4.2  4.6
   ----------------------------------------
   Amortization cost (credit)                 (.8)   .1   --
   ----------------------------------------  ----  ---- ----
   Net periodic postretirement benefit cost  $5.1  $6.0 $7.2
   ----------------------------------------  ====  ==== ====

  The calculation of the accumulated postretirement benefit obligation assumes a weighted-average annual rate of in-crease in the per capita cost of covered benefits (i.e., health care cost trend rate) of 9.5% for 1996 gradually de-creasing to 5.5% by 2004 and remaining at that level there-after. The health care cost trend rate assumption has a sig-nificant effect on the amounts reported. For example, in-creasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefit obligation as of December 1995 and 1994 by $5,100,000 and $4,100,000, respectively, and the ag-
  gregate of the estimated service and interest cost compo-nents of net periodic postretirement benefit cost for the year ended December 31, 1995 by $488,000. The calculation assumes a long-term rate of increase in compensation of 5.0% for both December 31, 1995 and 1994. The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.0% and 8.0% at De-cember 31, 1995 and 1994, respectively.

7. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

  Shareholder's equity restrictions
  Net income as determined in accordance with statutory accounting practices for Lincoln Life and its insurance subsidiaries in 1995, 1994 and 1993 was $284,500,000, $366,700,000 and $237,000,000, respectively. Lincoln Life's shareholder's equity as determined in accordance with statutory accounting practices at December 31, 1995 and 1994 was $1,732,900,000 and $1,679,700,000, respectively.

  Lincoln Life is subject to certain insurance department regulatory restric-tions as to the transfer of funds and payments of dividends to LNC. In 1996, Lincoln Life can transfer up to $284,500,000 without seeking prior approval from the insurance regulators.

  Disability income claims
  The liability for disability income claims net of the related asset for amounts recoverable from reinsurers at December 31, 1995 and 1994 is a net liability of $602,600,000 and $441,700,000, respectively, excluding de-ferred acquisition costs. The bulk of the increase to this liability re-lates to the assumption of a large block of disability claim reserves and related assets during the third quarter of 1995. In addition, as indicated in Note 2, Lincoln Life strengthened its disability income reserves and wrote off certain related deferred acquisition costs in the fourth quarter of 1995. The reserves were established on the assumption that the recent experience will continue in the future. If incidence levels or claim termi-nation rates vary significantly from these assumptions, further adjustments to reserves may be required in the future. It is not possible to provide a meaningful estimate of a range of possible outcomes at this time. Lincoln Life reviews and updates the level of these reserves on an on-going basis.

  Compliance of qualified annuity plans
  Tax authorities continue to focus on compliance of qualified annuity plans marketed by insurance companies. If sponsoring em-ployers cannot demonstrate compliance and the insurance company is held re-sponsible due to its marketing efforts, Lincoln Life and other insurers may be subject to potential liability. It is not possi-ble to provide a meaningful estimate of the range of potential liability at this time. Management continues to monitor this matter and to take steps to minimize any potential liability.

  Group pension annuities
  The liabilities for guaranteed interest and group pension annuity con-tracts, which are no longer be-

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

7. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED ing sold, are supported by a single portfolio of assets which attempts to match the duration of these liabilities. Due to the very long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. This situation could cause losses which would be recognized at some future time.

  Leases
  Lincoln Life and certain of its subsidiaries lease their home office prop-erties through sale-leaseback agreements. The agreements provide for a 25 year lease period with options to renew for six additional terms of five years each. The agreements also provide Lincoln Life with the right of first refusal to purchase the properties during the term of the lease, in-cluding renewal periods, at a price as defined in the agreements. In addi-tion, Lincoln Life has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25 year lease period ending in 2009 or the last day of any of the renewal pe-riods.

  Total rental expense under operating leases in 1995, 1994 and 1993 was $24,400,000, $21,700,000 and $27,100,000. Future minimum rental commitments are as follows (in millions):

   1996        $ 20.9
   ----------
   1997          19.5
   ----------
   1998          18.3
   ----------
   1999          18.3
   ----------
   2000          17.7
   ----------
   Thereafter   172.4
   ----------  ------
               $267.1
               ======

  Insurance ceded and assumed
  Lincoln Life cedes insurance to other companies, including certain affili-ates. That portion of risks exceeding each company's retention limit is re-insured with other insurers. Lincoln Life seeks reinsurance coverage within the business segment that sells life insurance that limits its liabilities on an individual insured to $3,000,000. To cover products other than life insurance, Lincoln Life acquires other insurance coverages with retentions and limits which management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and set-tlement expenses and deferred acquisition costs, net of insurance ceded (see Note 5). Lincoln Life and its subsidiaries remain liable if their re-insurers are unable to meet their contractual obligations under the appli-cable reinsurance agreements.

  Lincoln Life assumes insurance from other companies, including certain af-filiates. At December 31, 1995, Lincoln Life has provided $92,700,000 of statutory surplus relief to other insurance companies under reinsurance transactions. Generally, such amounts are offset by corresponding receiv-ables from the ceding company, which are secured by future profits on the reinsured business. However, Lincoln Life is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

  Vulnerability from concentrations
  At December 31, 1995, Lincoln Life did not have a material concentration of financial instruments in a single investee, industry or geographic location. Also at December 31, 1995, Lincoln Life did not have a concentration of 1) business transactions with a particular customer, lender or distributor, 2) revenues from a par-ticular product or service, 3) sources of supply of labor or services used in the business or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a se-vere impact to Lincoln Life's financial condition.

  Other contingency matters
  Lincoln Life and its subsidiaries are involved in various pending or threatened legal proceedings arising from the conduct of their business. In some instances, these proceedings include claims for punitive damages and similar types of relief in unspecified or substantial amounts, in addition to amounts for alleged contractual liability or requests for equitable re-lief. After consultation with counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the consolidated financial statements of Lin-coln Life.

  The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabili-tated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. Lincoln Life has accrued for expected assessments net of estimated future premium tax deductions.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
7.RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED

  Guarantees
  Lincoln Life has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Out-standing guarantees with off-balance-sheet risks, shown in notional or contract amounts, are as follows:

                                            Notional or
                                            contract
                                            amounts
                                            -----------
                                            December 31
                                            1995  1994
                                        ---------------
                                            (in
                                            millions)
                                            -----------
   Real estate partnerships                 $ 3.3 $17.6
   ---------------------------------------
   Mortgage loan pass-through certificates   63.6  78.2
   ---------------------------------------  ----- -----
                                            $66.9 $95.8
                                            ===== =====

  Lincoln Life has invested in real estate partnerships that use conventional mortgage loans. In some cases, the terms of these arrangements involve guarantees by each of the part-ners to indemnify the mortgagor in the event a partner is unable to pay its principal and interest payments. In addi-tion, Lincoln Life has sold commercial mortgage loans through grantor trusts which issued pass-through certifi-cates. Lincoln Life has agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal bal-ance plus accrued interest thereon to the date of repur-chase. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default the impact would not be material to Lincoln Life. Accordingly, both the carrying value and fair value of these guarantees is zero at December 31, 1995 and 1994.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
7.RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED

  Derivatives
  Lincoln Life has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit expo-sure. Lincoln Life has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. Government obligations and foreign exchange risks. In addition, Lincoln Life is subject to the risks associated with changes in the value of its derivatives; however, such changes in the value generally are offset by changes in the value of the items being hedged by such contracts. Outstand-ing derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                               Assets (Liabilities)
                                               ------------------------------
                             Notional or       Carrying Fair   Carrying Fair
                             contract amounts  value    value  value    value
                             ----------------- -------- -----  -------- -----
                             December 31       December 31     December 31
                             1995     1994     1995     1995   1994     1994
                             -------- -------- -------- -----  -------- -----
                             (in millions)
                             ------------------------------------------------
   Interest rate
   derivatives:
   Interest rate cap
   agreements                $5,110.0 $4,400.0 $22.7    $5.3   $23.3    $34.4
   ------------------------
   Spread-lock agreements       600.0  1,300.0   (.9)    (.9)    3.2      3.2
   ------------------------
   Financial futures
   contracts                       --    382.5    --      --    (7.5)    (7.5)
   ------------------------
   Interest rate swaps            5.0      5.0    .2      .2      .2       .2
   ------------------------  -------- -------- -----    ----   -----    -----
                              5,715.0  6,087.5  22.0     4.6    19.2     30.3
   Foreign currency
   derivatives:
   Foreign exchange forward
   contracts                     15.7     21.2   (.6)    (.6)     .2       .2
   ------------------------
   Foreign currency options      99.2       --   1.9     1.4      --       --
   ------------------------
   Foreign currency swaps        15.0       --    .4      .4      --       --
   ------------------------  -------- -------- -----    ----   -----    -----
                                129.9     21.2   1.7     1.2      .2       .2
                             -------- -------- -----    ----   -----    -----
                             $5,844.9 $6,108.7 $23.7    $5.8   $19.4    $30.5
                             ======== ======== =====    ====   =====    =====

  A reconciliation and discussion of the notional or contract amounts for the significant programs using derivative agree-ments and contracts is as follows:

                                 Interest rate
                                 caps              Spread locks
                                 ----------------- -------------------
                                 December 31       December 31
                                 1995     1994     1995       1994
                                 -------- -------- ---------  --------
                                 (in millions)
                                 -------------------------------------
   Balance at beginning of year  $4,400.0 $3,800.0 $ 1,300.0  $1,700.0
   ----------------------------
   New contracts                    710.0    600.0     800.0        --
   ----------------------------
   Terminations and maturities         --       --  (1,500.0)   (400.0)
   ----------------------------  -------- -------- ---------  --------
   Balance at end of year        $5,110.0 $4,400.0 $   600.0  $1,300.0
   ----------------------------  ======== ======== =========  ========

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
7.RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED

                                 Financial futures
                                 -------------------------------------
                                 Contracts            Options
                                 1995       1994      1995     1994
                                 ---------  --------  -------  -------
                                 (in millions)
                                 -------------------------------------
   Balance at beginning of year  $   382.5  $   33.1  $    --  $    --
   ----------------------------
   New contracts                     810.5   1,087.7    181.6    308.0
   ----------------------------
   Terminations and maturities    (1,193.0)   (738.3)  (181.6)  (308.0)
   ----------------------------  ---------  --------  -------  -------
   Balance at end of year        $      --  $  382.5  $    --  $    --
   ----------------------------  =========  ========  =======  =======

                                 Foreign currency derivatives
                                 -----------------------------------------
                                 Foreign
                                 exchange         Foreign       Foreign
                                 forward          currency      currency
                                 contracts        options       swaps
                                 1995     1994    1995     1994 1995  1994
                                 -------  ------  -------  ---- ----- ----
                                 (in millions)
                                 -----------------------------------------
   Balance at beginning of year  $  21.2  $   --  $    --  $ -- $  -- $ --
   ----------------------------
   New contracts                   131.2    38.5    356.6    --  15.0   --
   ----------------------------
   Terminations and maturities    (136.7)  (17.3)  (257.4)   --    --   --
   ----------------------------  -------  ------  -------  ---- ----- ----
   Balance at end of year        $  15.7  $ 21.2  $  99.2  $ -- $15.0 $ --
   ----------------------------  =======  ======  =======  ==== ===== ====

  Interest rate caps
  The interest rate cap agreements, which expire in 1997 through 2003, entitle Lincoln Life to receive payments from the counterparties on specified future reset dates, contin-gent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate times the notional amount divided by four. The purpose of Lincoln Life's interest rate cap agreement program is to protect its annuity line of business from the effect of fluctuating in-terest rates. The premium paid for the interest rate caps is included in other assets ($22,700,000 and $23,400,000 as of December 31, 1995 and 1994, respectively) and is being amor-tized over the terms of the agreements and is included in net investment income.

  Spread locks
  Spread-lock agreements in effect at December 31, 1995 all expire in 2005. Spread-lock agreements provide for a lump sum payment to or by Lincoln Life depending on whether the spread between the swap rate and a specified U.S. Treasury note is larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity U.S. Treasury security and the price sensitivity of the swap at that time, expressed in dollars per basis point. The purpose of Lincoln Life's spread-lock program is to protect a portion of its fixed ma-turity securities against widening of spreads.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

  Lincoln Life is exposed to credit loss in the event of nonperformance by counterparties on interest rate cap agreements, spread-lock agreements, in-terest rate swaps, foreign exchange forward contracts, foreign currency op-tions and foreign currency swaps, but Lincoln Life does not anticipate non-performance by any of these counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value for such agreements with each counterparty if the net market value is in Lincoln Life's favor. At December 31, 1995, the exposure was $6,900,000.

8.FAIR VALUE OF FINANCIAL INSTRUMENTS
  The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of Lincoln Life's financial instruments. Considerable judgment is required to develop these fair values and, accord-ingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one time, current market exchange of all of Lincoln Life's financial instruments.

  Fixed maturity and equity securities
  Fair values for fixed maturity securities are based on quoted market pric-es, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discount-ing expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

  Mortgage loans on real estate
  The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income when compared to the expected yield for mortgages having sim-ilar characteristics. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service cov-erage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective in-terest rate, at the loan's market price or the fair value of the collateral if the loan is collateral dependent.
7.RESTRICTIONS, COMMITMENTS AND
  CONTINGENCIES CONTINUED

  Financial futures
  Lincoln Life uses exchange-traded financial futures contracts and options on those financial futures to hedge against interest rate risks and to man-age duration of a portion of its fixed maturity securities. Financial futures contracts obligate Lincoln Life to buy or sell a financial instru-ment at a specified future date for a specified price and may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily. Options on financial futures give Lincoln Life the right, but not the obli-gation, to assume a long or short position in the underlying futures at a specified price during a specified time period.

  Foreign currency derivatives
  Lincoln Life uses a combination of foreign exchange forward contracts, for-eign currency options and foreign currency swaps, all of which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate Lincoln Life to deliver a specified amount of currency at a future date at a specified exchange rate. Foreign currency options give Lincoln Life the right, but not the obligation, to buy or sell a foreign currency at a specific exchange rate during a speci-fied time period. A foreign currency swap is a contractual agreement to ex-change the currencies of two different countries pursuant to an agreement to reexchange the two currencies at the same rate of exchange at a speci-fied future date.

  Additional derivative information
  Expenses for the agreements and contracts described above amounted to $5,600,000 and $5,400,000 in 1995 and 1994, respectively. Deferred losses of $21,800,000 as of December 31, 1995, resulting from (1) terminated and expired spread-lock agreements, (2) financial futures contracts and (3) op-tions on financial futures, are included with the related fixed maturity securities to which the hedge applied and are being amortized over the life of such securities.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

  Short-term and long-term debt
  Fair values for long-term debt issues are estimated using discounted cash flow analysis based on Lincoln Life's current incremental borrowing rate for similar types of borrowing arrangements. For short-term debt, the car-rying value approximates fair value.

  Guarantees
  Lincoln Life's guarantees include guarantees related to real estate part-nerships and mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status, which indicates none of the loans are delinquent, the fair value liability for the guarantees related to the mortgage loan pass-through certificates is insignificant. Fair values for all other guarantees are based on fees that would be charged currently to enter into similar agreements, taking into consideration the remaining terms of the agreements and the counterparties' credit standing.

  Derivatives
  Lincoln Life's derivatives include interest rate cap agreements, spread-lock agreements, foreign currency exchange contracts, financial futures contracts, options on financial futures, interest rate swaps, foreign cur-rency options and foreign currency swaps. Fair values for these contracts are based on current settlement values. The current settlement values are based on quoted market prices for the foreign currency exchange contracts, financial future contracts and options on financial futures and on broker-age quotes, which utilized pricing models or formulas using current assump-tions, for all other swaps and agreements.

  Investment commitments
  Fair values for commitments to make investment in fixed maturity securities (primarily private placements), mortgage loans on real estate and real es-tate are based on the difference between the value of the committed invest-ments as of the date of the accompanying balance sheets and the commitment date, which would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.
8.FAIR VALUE OF FINANCIAL
  INSTRUMENTS CONTINUED

  Policy loans
  The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consis-tent with the maturity durations assumed. These durations were based on historical experience.

  Other investments and cash and invested cash
  The carrying value for assets classified as other investments and cash and invested cash in the accom-panying balance sheets approximates their fair value.

  Investment type insurance contracts
  The balance sheet captions, "Future policy benefits, claims and claims ex-penses" and "Contractholder funds," include investment type insurance con-tracts (i.e., deposit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest con-tracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations based on interest rates currently being offered on similar contracts with maturities consistent with those remain-ing for the contracts being valued.

  The remainder of the balance sheet captions, "Future policy benefits, claims and claims expenses" and "Contractholder funds," that do not fit the definition of "investment type insurance contracts" are considered insur-ance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by Lincoln Life. It is Lincoln Life's position that the disclosure of the fair value of these insurance contracts is important in that readers of these financial statements could draw inappropriate conclusions about Lincoln Life's shareholder's equity determined on a fair value basis if only the fair value of assets and lia-bilities defined as financial instruments are disclosed. Lincoln Life and other companies in the insurance industry are monitoring the related ac-tions of the various rule-making bodies and attempting to determine an ap-propriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
8.FAIR VALUE OF FINANCIAL INSTRUMENTS CONTINUED
  The carrying values and estimated fair values of Lincoln
  Life's financial instruments are as follows:

                              December 31
                              1995                    1994
                                ---------------------------------------------
                              Carrying    Fair        Carrying    Fair
   Assets (Liabilities)       value       value       value       value
  ---------------------------------------------------------------------------
                              (in millions)
                              ----------------------------------------------
   Fixed maturity securities  $ 20,414.8  $ 20,414.8  $ 17,692.2  $ 17,692.2
   -------------------------
   Equity securities               598.4       598.4       456.3       456.3
   -------------------------
   Mortgage loans on real
    estate                       3,147.8     3,330.5     2,795.9     2,720.6
   -------------------------
   Policy loans                    565.3       557.4       528.7       508.1
   -------------------------
   Other investments               241.2       241.2       158.2       158.2
   -------------------------
   Cash and invested cash          802.7       802.7       990.9       990.9
   -------------------------
   Investment type insurance
    contracts:
   -------------------------
   . Deposit contracts and
     certain guaranteed
     interest contracts        (15,390.8)  (15,179.1)  (14,294.7)  (14,052.5)
   -------------------------
   . Remaining guaranteed
     interest and similar
     contracts                  (2,470.9)   (2,396.5)   (2,485.5)   (2,423.9)
   -------------------------
   Short-term debt                (124.8)     (124.8)     (153.7)     (153.7)
   -------------------------
   Long-term debt                  (40.8)      (36.7)      (54.8)      (57.0)
   -------------------------
   Derivatives                      23.7         5.8        19.4        30.5
   -------------------------
   Investment commitments             --         (.8)         --         (.5)
   -------------------------

  As of December 31, 1995 and 1994, the carrying values of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $333,797,000 and $399,000,000, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of de-ferred acquisition costs in order that they be comparable with the fair value basis.

9.SEGMENT INFORMATION
  Lincoln Life has two major business segments: Life Insurance and Annuities and Reinsurance. The Life Insurance and Annui-ties segment offers universal life, pension products and other individual coverages through a network of career agents, independent general agencies and insurance agencies located within a variety of financial institutions. These products are sold throughout the United States by Lincoln Life. Reinsurance sells reinsurance products and services to insurance companies, HMOs, self-funded employers and other primary risk accepting organizations in the U.S. and econom-ically attractive international markets. Effective in the fourth quarter of 1995, operating results of the direct dis-ability income business previously included in the Life In-surance and Annuities segment is now included in the Rein-surance segment. This direct disability income business, which is no longer being sold, is now managed by the Rein-surance segment along with its disability income business. Prior to the sale of 100% of the ownership of its primary underwriter of employee life-health benefit coverages in 1994 (see Note 10), the Employee Life-Health Benefits seg-ment distributed group life and health insurance, managed health care and other related coverages through career agents and independent general agencies. Activity which is not included in the major business segments is shown as "Other Operations."

  "Other Operations" includes operations not directly related to the business segments and unallocated corporate items (i.e., corporate investment income, interest expense on cor-porate debt and unallocated corporate overhead expenses).

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
9.SEGMENT INFORMATION CONTINUED
  The revenue, pre-tax income and assets by segment for 1993 through 1995 are as follows:

                                            Year ended December 31
                                            1995      1994      1993
                                               ---------------------------
                                            (in millions)
                                            -----------------------------
   Revenue:
   . Life Insurance and Annuities           $ 2,569.2 $ 2,065.3 $ 2,341.9
   ---------------------------------------
   . Reinsurance                                751.2     660.4     610.7
   ---------------------------------------
   . Employee Life-Health Benefits                 --     314.9   1,326.8
   ---------------------------------------
   . Other Operations                            16.1      74.6     (28.8)
   ---------------------------------------  --------- --------- ---------
                                            $ 3,336.5 $ 3,115.2 $ 4,250.6
                                            ========= ========= =========
   Income (loss) before income taxes and
   cumulative effect of accounting change:
   . Life Insurance and Annuities           $   361.0 $    75.6 $   265.3
   ---------------------------------------
   . Reinsurance                                 83.5      93.9      31.6
   ---------------------------------------
   . Employee Life-Health Benefits                 --      22.9      83.0
   ---------------------------------------
   . Other Operations                             5.0      67.8     (44.2)
   ---------------------------------------  --------- --------- ---------
                                            $   449.5 $   260.2 $   335.7
                                            ========= ========= =========
   Assets:
   . Life Insurance and Annuities           $45,280.0 $37,675.9 $36,021.0
   ---------------------------------------
   . Reinsurance                              3,383.5   2,311.5   2,328.9
   ---------------------------------------
   . Employee Life-Health Benefits                 --        --     588.5
   ---------------------------------------
   . Other Operations                           923.6   1,038.1     770.0
   ---------------------------------------  --------- --------- ---------
                                            $49,587.1 $41,025.5 $39,708.4
                                            ========= ========= =========

  Provisions for depreciation and capital additions were not material.

10.SALE OF AFFILIATES
  In December 1993, Lincoln Life recorded a provision for loss of $98,500,000 (also $98,500,000 after-tax) in the "Other
  Operations" segment for the sale of Security-Connecticut Life Insurance Company (Security-Connecticut). The sale was completed on February 2, 1994 through an initial public of-fering and Lincoln Life received cash and notes, net of re-lated expenses, totaling $237,700,000. The loss on sale and disposal expenses did not differ materially from the esti-mate recorded in the fourth quarter of 1993. For the year ended December 31, 1993, Security-Connecticut, which oper-ated in the Life Insurance and Annuities segment, had reve-nue of $274,500,000 and net income of $24,000,000.

  In 1994, Lincoln Life completed the sale of 100% of the com-mon stock of EMPHESYS (parent company of Employers Health Insurance Company, which comprised the Employee Life-Health Benefits segment) for $348,200,000 of cash, net of related expenses, and a $50,000,000 promissory note. A gain on sale of $69,000,000 (also $69,000,000 after-tax) was recognized in 1994 in "Other Operations". For the year ended December 31, 1993, EMPHESYS had revenues of $1,304,700,000 and net income of $55,300,000. EMPHESYS had revenue and net income of $314,900,000 and $14,400,000, respectively, during the three months of ownership in 1994.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

  Lincoln Life provides services to and receives services from affiliated companies which resulted in a net receipt of $7,500,000, $13,900,000 and $18,900,000 in 1995, 1994 and 1993, respectively.

  Lincoln Life both cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income includes reinsurance transactions with affiliated companies as follows:

                      Year ended
                      December 31
                      1995   1994
                          ---------
                      (in millions)
                          ---------
   Insurance assumed  $ 17.6 $ 19.8
   -----------------
   Insurance ceded     214.4  481.3
   -----------------

  The balance sheets include reinsurance balances with affiliated companies as follows:

                                                        December 31
                                                        1995     1994
                        -----------------------------------------------
                                                        (in millions)
                        -----------------------------------------------
   Future policy benefits and claims assumed            $  344.8 $341.3
   ---------------------------------------------------
   Future policy benefits and claims ceded               1,344.5  857.7
   ---------------------------------------------------
   Amounts recoverable on paid and unpaid losses            65.9   36.8
   ---------------------------------------------------
   Reinsurance payable on paid losses                        5.5    3.5
   ---------------------------------------------------
   Funds held under reinsurance treaties-net liability     712.3  238.4
   ---------------------------------------------------

  Substantially all reinsurance ceded to affiliated companies is with unau-thorized companies. To take a reserve credit for such reinsurance, Lincoln Life holds assets from the reinsurer, including funds held under reinsur-ance treaties, and is the beneficiary on letters of credit aggregating $340,800,000 and $308,200,000 at December 31, 1995 and 1994, respectively.
  At December 31, 1995 and 1994, LNC had guaranteed $275,300,000 and $298,200,000, respectively, of these letters of credit. At December 31, 1995, Lincoln Life has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $241,900,000 for stat-utory surplus relief received under financial reinsurance ceded agreements.

11.SUBSEQUENT EVENT
  In January 1996, LNC announced that it had signed a definitive agreement to acquire the group tax-sheltered annuity business of UNUM Corporation's af-filiates. This purchase is expected to be completed in the form of a rein-surance transaction with an initial ceding commission of approximately $70,000,000. This ceding commission represents the present value of busi-ness in-force and, accordingly, will be classified as other intangible as-sets upon the close of this transaction. This transaction, which is ex-pected to close in the third quarter of 1996, will increase LNC's assets and policy liabilities and accruals by approximately $3,200,000,000.

12.TRANSACTIONS WITH AFFILIATES
  A wholly owned subsidiary of LNC, Lincoln Financial Group, Inc. ("LFGI"), has a nearly exclusive general agents contract with Lincoln Life under which it sells Lincoln Life's products and provides the service that other-wise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, Lincoln Life paid LFGI override commissions and operating expense allowances of $81,900,000, $78,500,000 and $74,500,000 in 1995, 1994 and 1993, respec-
  tively. LFGI incurred expenses of $10,400,000, $10,700,000 and $10,500,000 in 1995, 1994 and 1993, respectively, in excess of the override commission and operating expense allowances received from Lincoln Life, which Lincoln Life is not required to reimburse.

  Cash and invested cash at December 31, 1995 and 1994 include Lincoln Life's participation in a short-term investment pool with LNC of $333,800,000 and $428,300,000, respectively. Related investment income amounted to $22,500,000, $17,100,000 and $9,100,000 in 1995, 1994 and 1993, respective-
  ly. Short-term debt at December 31, 1995 and 1994 includes $67,000,000 and $68,600,000, respectively, borrowed from LNC. Lincoln Life paid interest to LNC of $24,000, $8,000 and $137,000 in 1995, 1994 and 1993, respectively.

FINANCIAL SCHEDULES

The following consolidated financial statement schedules of Lincoln National Life Insurance Company and subsidiaries are included on pages G-32 through G-36:

I. Summary of Investments--Other than Investments in Related
   Parties -- December 31, 1995

III. Supplementary Insurance Information Years ended Decem-ber 31, 1995, 1994 and 1993

IV. Reinsurance -- Years ended December 31, 1995, 1994 and
    1993

V. Valuation and Qualifying Accounts -- Years ended December
   31, 1995, 1994 and 1993

All other schedules for which provision is made in the ap-plicable accounting regulation of the Securities and Ex-change Commission are not required under the related in-structions, are inapplicable or the required information is included in the consolidated financial statements, and therefore have been omitted.

LINCOLN NATIONAL LIFE INSURANCE CO. AND SUBSIDIARIES

SCHEDULE I

SUMMARY OF INVESTMENTS --
OTHER THAN INVESTMENTS IN RELATED PARTIES

DECEMBER 31, 1995

Column A                                Column B    Column C    Column D
------------------------------------------------------------------------------
                                                                Amount at
                                                                which shown
                                                                in the
                                                                balance
Type of Investment                      Cost        Value       sheet
------------------------------------------------------------------------------
                                        (000's omitted)
                                        -----------------------------------
Fixed maturity securities available-
for-sale:
 Bonds:
 . United States Government and
   government agencies and authorities  $   569,552 $   653,444 $   653,444
 --------------------------------------
 . States, municipalities and political
   subdivisions                              12,325      12,375      12,375
 --------------------------------------
 . Mortgage-backed securities             4,891,521   5,184,751   5,184,751
 --------------------------------------
 . Foreign governments                      927,901     997,567     997,567
 --------------------------------------
 . Public utilities                       2,572,309   2,772,990   2,772,990
 --------------------------------------
 . Convertibles and bonds with warrants
   attached                                 181,431     199,658     199,658
 --------------------------------------
 . All other corporate bonds              9,658,371  10,551,770  10,551,770
 --------------------------------------
 Redeemable preferred stocks                 39,427      42,230      42,230
 -------------------------------------- ----------- ----------- -----------
Total fixed maturity securities          18,852,837  20,414,785  20,414,785
---------------------------------------
Equity securities available-for-sale:
 Common stocks:
 . Public utilities                           8,980      10,989      10,989
 --------------------------------------
 . Banks, trust and insurance companies      74,897      89,197      89,197
 --------------------------------------
 . Industrial, miscellaneous and all
   other                                    345,434     436,556     436,556
 --------------------------------------
 Nonredeemable preferred stocks              50,950      61,693      61,693
 -------------------------------------- ----------- ----------- -----------
Total equity securities                     480,261     598,435     598,435
---------------------------------------
Mortgage loans on real estate             3,176,275               3,147,783(A)
Real estate:
 . Investment properties                    635,135                 635,135
 --------------------------------------
 . Acquired in satisfaction of debt         157,441                 110,888(A)
 --------------------------------------
Policy loans                                565,325                 565,325
---------------------------------------
Other investments                           253,015                 241,219(A)
--------------------------------------- -----------             -----------
Total investments                       $24,120,189             $25,713,570
--------------------------------------- ===========             ===========


(A) Investments which are deemed to have declines in value that are other than temporary are written down or reserved for to reduce their carrying value to their estimated realizable value.

LINCOLN NATIONAL LIFE INSURANCE CO. AND SUBSIDIARIES

SCHEDULE III

SUPPLEMENTARY INSURANCE INFORMATION

Column A                 Column B     Column C      Column D  Column E     Column F
--------------------------------------------------------------------------------------
                                      Future policy
                                      benefits,               Other policy
                         Deferred     claims and              claims and
                         acquisition  claim         Unearned  benefits     Premium
Segment                  costs        expenses      premiums  payable      revenue (A)
--------------------------------------------------------------------------------------
                         (000's omitted)
                         ------------------------------------------------------------
Year ended December 31,
 1995:
 Life insurance and
  annuities              $  713,213    $6,530,475   $ 9,145       $--      $  685,258
 ----------------------
 Reinsurance                247,921     1,855,039    45,951        --         611,416
 ----------------------
 Other (including
  consolidating
  adjustments)               (7,300)       49,505        78        --             622
 ----------------------
                         ----------    ----------   -------       ---      ----------
                         $  953,834    $8,435,019   $55,174       $--      $1,297,296
                         ==========    ==========   =======       ===      ==========
Year ended December 31,
 1994:
 Life insurance and
  annuities              $1,427,692    $5,888,581   $11,201       $--      $  647,416
 ----------------------
 Reinsurance                304,913     1,626,033    51,618        --         542,034
 ----------------------
 Employee life-health
  benefits                       --            --        --        --         299,338
 ----------------------
 Other (including
  consolidating
  adjustments)                3,921        26,158    (1,347)       --           1,076
 ----------------------
                         ----------    ----------   -------       ---      ----------
                         $1,736,526    $7,540,772   $61,472       $--      $1,489,864
                         ==========    ==========   =======       ===      ==========
Year ended December 31,
 1993:
 Life insurance and
  annuities              $  999,126    $6,782,207   $ 5,188       $--      $  662,353
 ----------------------
 Reinsurance                298,787     1,616,088    54,157        --         491,397
 ----------------------
 Employee life-health
  benefits                       --       228,892        --        --       1,243,576
 ----------------------
 Other (including
  consolidating
  adjustments)                   --       171,043       315        --             387
 ----------------------
                         ----------    ----------   -------       ---      ----------
                         $1,297,913    $8,798,230   $59,660       $--      $2,397,713
                         ==========    ==========   =======       ===      ==========



(A) Includes insurance fees on universal life and other interest sensitive products.

LINCOLN NATIONAL LIFE INSURANCE CO. AND SUBSIDIARIES

SCHEDULE III

SUPPLEMENTARY INSURANCE INFORMATION CONTINUED

Column A                 Column G       Column H         Column I     Column J     Column K
-------------------------------------------------------------------------------------------
                                                         Amortization
                                        Benefits, claims of deferred  Other
                         Net investment and claim        acquisition  operating    Premium
Segment                  income (B)     expenses         costs        expenses (B) written
-------------------------------------------------------------------------------------------
                         (000's omitted)
                         ------------------------------------------------------------------
Year ended December 31,
 1995:
 Life insurance and
  annuities                $1,741,231      $1,649,119      $298,020     $261,016    $  --
 ----------------------
 Reinsurance                  134,000         472,198       101,729       93,750       --
 ----------------------
 Other (including
  consolidating
  adjustments)                 24,399           1,299            --        9,898       --
 ----------------------    ----------      ----------      --------     --------    -----
                           $1,899,630      $2,122,616      $399,749     $364,664    $  --
                           ==========      ==========      ========     ========    =====
Year ended December 31,
 1994:
 Life insurance and
  annuities                $1,542,552      $1,554,479      $ 85,697     $349,529    $  --
 ----------------------
 Reinsurance                  116,957         419,266        29,477      117,238       --
 ----------------------
 Employee life-health
  benefits (C)                 10,838         218,672            --       73,355       --
 ----------------------
 Other (including
  consolidating
  adjustments)                  3,634           1,630            --        5,682       --
 ----------------------    ----------      ----------      --------     --------    -----
                           $1,673,981      $2,194,047      $115,174     $545,804    $  --
                           ==========      ==========      ========     ========    =====
Year ended December 31,
 1993:
 Life insurance and
  annuities                $1,676,163      $1,615,883      $197,363     $268,066    $  --
 ----------------------
 Reinsurance                  115,582         467,824        38,351       72,840       --
 ----------------------
 Employee life-health
  benefits                     54,513         943,235            --      300,648       --
 ----------------------
 Other (including
  consolidating
  adjustments)                (22,799)          6,197         5,275         (744)      --
 ----------------------    ----------      ----------      --------     --------    -----
                           $1,823,459      $3,033,139      $240,989     $640,810    $  --
                           ==========      ==========      ========     ========    =====



(B) The allocation of expenses between investments and other operations are based on a number of assumptions and estimates. Results would change if different methods were applied.

(C) Includes data through the March 21, 1994 date of sale of the direct writer of employee life-health coverages.

LINCOLN NATIONAL LIFE INSURANCE CO. AND SUBSIDIARIES

SCHEDULE IV

REINSURANCE (A)

Column A                 Column B     Column C    Column D     Column E     Column F
--------------------------------------------------------------------------------------
                                                                            Percentage
                                      Ceded       Assumed                   of amount
                         Gross        to other    from other                assumed to
Segment                  amount       companies   companies    Net amount   net
--------------------------------------------------------------------------------------
                         (000's omitted)
                         -------------------------------------------------------------
Year ended December 31,
 1995:
 Life insurance in force $ 51,570,782 $17,612,782 $142,794,000 $176,752,000 80.8%
 -----------------------
 Premiums:
 -----------------------
  Health insurance            302,463     299,222      273,572      276,813 98.8
  ----------------------
  Life insurance (B)          658,936     142,523      504,070    1,020,483 49.4
  ---------------------- ------------ ----------- ------------ ------------
                         $    961,399 $   441,745 $    777,642 $  1,297,296
                         ============ =========== ============ ============
Year ended December 31,
 1994:
 Life insurance in force $ 79,802,000 $45,822,000 $125,640,000 $159,620,000 78.7%
 -----------------------
 Premiums:
 -----------------------
  Health insurance            666,609     496,090      359,659      530,178 67.8
  ----------------------
  Life insurance (B)          629,185     220,678      551,179      959,686 57.4
  ---------------------- ------------ ----------- ------------ ------------
                         $  1,295,794 $   716,768 $    910,838 $  1,489,864
                         ============ =========== ============ ============
Year ended December 31,
 1993:
 Life insurance in force $135,401,000 $61,401,000 $109,257,000 $183,257,000 59.6%
 -----------------------
 Premiums:
 -----------------------
  Health insurance          1,387,414     217,705      262,171    1,431,880 18.3
  ----------------------
  Life insurance (B)          771,408     350,907      545,332      965,833 56.5
  ---------------------- ------------ ----------- ------------ ------------
                         $  2,158,822 $   568,612 $    807,503 $  2,397,713
                         ============ =========== ============ ============




(B) Includes insurance fees on universal life and other interest sensitive products.

LINCOLN NATIONAL LIFE INSURANCE CO. AND SUBSIDIARIES

SCHEDULE V

VALUATION AND QUALIFYING ACCOUNTS

Column A                 Column B   Column C                Column D    Column E
---------------------------------------------------------------------------------
                                    Additions
                                    -----------------------
                                    (1)          (2)
                                                 Charged to
                         Balance at Charged      other      Deductions- Balance
                         beginning  to costs and accounts-  describe    at end of
Description              of period  expenses (A) describe   (B)         period
---------------------------------------------------------------------------------
                         (000's omitted)
                         --------------------------------------------------------
Year ended December 31,
 1995:
 Deducted from asset
  accounts:
 . Reserve for mortgage
   loans
   on real estate         $ 56,614    $  2,659     $   --    $ (30,781) $ 28,492
 -----------------------
 . Reserve for real
   estate                   65,186      (7,227)        --      (11,406)   46,553
 -----------------------
 . Reserve for other
   long-term investments    13,492      (1,541)        --         (155)   11,796
 -----------------------
Year ended December 31,
 1994:
 Deducted from asset
  accounts:
 . Reserve for mortgage
   loans
   on real estate         $220,671    $ 19,464     $   --    $(183,521) $ 56,614
 -----------------------
 . Reserve for real
   estate                  121,427      13,058         --      (69,299)   65,186
 -----------------------
 . Reserve for other
   long-term investments    26,730         262         --      (13,500)   13,492
 -----------------------
 Included in other
  liabilities:
  Investment guarantees      1,804       4,280         --       (6,084)       --
 -----------------------
Year ended December 31,
 1993:
 Deducted from asset
  accounts:
 . Reserve for mortgage
   loans
   on real estate         $129,093    $136,717     $   --    $ (45,139) $220,671
 -----------------------
 . Reserve for real
   estate                  114,178      21,776         --      (14,527)  121,427
 -----------------------
 . Reserve for other
   long-term investments    31,582       3,905         --       (8,757)   26,730
 -----------------------
 Included in other
  liabilities:
  Investment guarantees     12,550       1,674         --      (12,420)    1,804
 -----------------------

(A) Exclude charges for the direct write-off of assets. The negative amounts represent improvements in the underlying assets for which valuation ac-counts had previously been established.

(B) Deductions reflect sales or foreclosures of the underlying holdings.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors
Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of Lincoln National Life Insurance Co., a wholly owned sub-sidiary of Lincoln National Corp., as of December 31, 1995 and 1994, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 1995. Our audits also included the financial statement schedules listed on page G-
31. These financial statements and schedules are the respon-sibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally ac-cepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the fi-nancial statements. An audit also includes assessing the ac-counting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Lincoln National Life Insurance Co. at December 31, 1995 and 1994, and the consolidated result of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the consolidated financial state-ments, in 1993 the Company changed its method of accounting for postretirement benefits other than pensions, accounting for impairment of loans and accounting for certain invest-ments in debt and equity securities.

                              /s/ Ernst & Young LLP

Fort Wayne, Indiana
February 7, 1996

LINCOLN NATIONAL LIFE INSURANCE COMPANY

BALANCE SHEETS--STATUTORY BASIS

                                                                                    December 31
                                                                                    1996       1995
                                                                                    ---------  ---------
                                                                                    (in millions)
                                                                                    --------------------
ADMITTED ASSETS
CASH AND INVESTMENTS:
Bonds                                                                               $19,389.6  $17,729.7
-------------------------------------------------------------------------------------------------------
Preferred stocks                                                                        239.7       89.9
-------------------------------------------------------------------------------------------------------
Unaffiliated common stocks                                                              358.3      535.5
-------------------------------------------------------------------------------------------------------
Affiliated common stocks                                                                241.5      193.0
-------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                         2,976.7    2,909.7
-------------------------------------------------------------------------------------------------------
Real estate                                                                             621.3      655.2
-------------------------------------------------------------------------------------------------------
Policy loans                                                                            626.5      515.8
-------------------------------------------------------------------------------------------------------
Other investments                                                                       282.7      248.0
-------------------------------------------------------------------------------------------------------
Cash and short-term investments                                                         759.2      780.9
----------------------------------------------------------------------------------- ---------  ---------
Total cash and investments                                                           25,495.5   23,657.7
-------------------------------------------------------------------------------------------------------
Premiums and fees in course of collection                                                60.9       17.1
-------------------------------------------------------------------------------------------------------
Accrued investment income                                                               343.6      342.5
-------------------------------------------------------------------------------------------------------
Funds withheld by ceding companies                                                       25.8      595.3
-------------------------------------------------------------------------------------------------------
Other admitted assets                                                                   355.7      217.7
-------------------------------------------------------------------------------------------------------
Separate account assets                                                              23,735.1   18,461.6
----------------------------------------------------------------------------------- ---------  ---------
Total admitted assets                                                               $50,016.6  $43,291.9
----------------------------------------------------------------------------------- =========  =========
LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                                                   $ 5,954.0  $ 5,713.3
-------------------------------------------------------------------------------------------------------
Other policyholder funds                                                             17,262.4   15,598.5
-------------------------------------------------------------------------------------------------------
Amounts withheld or retained by Company as agent or trustee                             250.2      499.3
-------------------------------------------------------------------------------------------------------
Funds held under reinsurance treaties                                                   564.6    1,053.5
-------------------------------------------------------------------------------------------------------
Asset valuation reserve                                                                 375.5      270.0
-------------------------------------------------------------------------------------------------------
Interest maintenance reserve                                                             76.7      116.3
-------------------------------------------------------------------------------------------------------
Other liabilities                                                                       490.9      391.3
-------------------------------------------------------------------------------------------------------
Federal income taxes                                                                      4.3        3.2
-------------------------------------------------------------------------------------------------------
Net transfers due from separate accounts                                               (659.7)    (548.0)
-------------------------------------------------------------------------------------------------------
Separate account liabilities                                                         23,735.1   18,461.6
----------------------------------------------------------------------------------- ---------  ---------
Total liabilities                                                                    48,054.0   41,559.0
-------------------------------------------------------------------------------------------------------
CAPITAL AND SURPLUS:
Common stock, $2.50 par value:
 Authorized, issued and outstanding shares--10 million (owned by Lincoln National
 Corporation)                                                                            25.0       25.0
-------------------------------------------------------------------------------------------------------
Paid-in surplus                                                                         883.4      783.4
-------------------------------------------------------------------------------------------------------
Unassigned surplus                                                                    1,054.2      924.5
----------------------------------------------------------------------------------- ---------  ---------
Total capital and surplus                                                             1,962.6    1,732.9
----------------------------------------------------------------------------------- ---------  ---------
Total liabilities and capital and surplus                                           $50,016.6  $43,291.9
----------------------------------------------------------------------------------- =========  =========

See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF INCOME--STATUTORY BASIS

                                                     Year ended December 31
                                                     1996     1995     1994
                                                        -----------------------
                                                     (in millions)
                                                     --------------------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                $7,268.5 $4,899.1 $5,648.7
-------------------------------------------------------------------------------
Net investment income                                 1,756.3  1,772.2  1,606.8
-------------------------------------------------------------------------------
Amortization of interest maintenance reserve             27.2     34.0      9.8
-------------------------------------------------------------------------------
Commissions and expense allowances on reinsurance
 ceded                                                   90.9     98.3    145.0
-------------------------------------------------------------------------------
Expense charges on deposit funds                        100.7     83.2     70.5
-------------------------------------------------------------------------------
Other income                                             16.8     14.5     15.6
---------------------------------------------------  -------- -------- --------
Total revenues                                        9,260.4  6,901.3  7,496.4
-------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
Benefits and settlement expenses                      5,989.9  4,184.0  5,071.6
-------------------------------------------------------------------------------
Underwriting, acquisition, insurance and other
 expenses                                             2,878.5  2,345.7  2,136.1
---------------------------------------------------  -------- -------- --------
Total benefits and expenses                           8,868.4  6,529.7  7,207.7
---------------------------------------------------  -------- -------- --------
Gain from operations before dividends to
policyholders, income taxes and net realized gain
on investments                                          392.0    371.6    288.7
-------------------------------------------------------------------------------
Dividends to policyholders                               27.3     27.3     18.0
---------------------------------------------------  -------- -------- --------
Gain from operations before federal income taxes
 and net realized gain on investments                   364.7    344.3    270.7
-------------------------------------------------------------------------------
Federal income taxes                                     83.6    103.7     52.8
---------------------------------------------------  -------- -------- --------
Gain from operations before net realized gain on
 investments                                            281.1    240.6    217.9
-------------------------------------------------------------------------------
Net realized gain on investments, net of income tax
expense (benefits) [1996--$28.5; 1995--$48.1;
1994--$(178.1)] and excluding net transfers to
(from) the interest maintenance reserve [1996--
$(12.4); 1995--$94.9; 1994--$(147.1)]                    53.3     43.9    124.0
---------------------------------------------------  -------- -------- --------
Net income                                           $  334.4 $  284.5 $  341.9
---------------------------------------------------  ======== ======== ========


See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS

                                                                  Year
                                                                  ended
                                                                  December
                                                                  31
                                                                  1996      1995      1994
                                                                  --------  --------  --------
                                                                  (in millions)
                                                                  ----------------------------
Capital and surplus at beginning of year                          $1,732.9  $1,679.6  $1,302.5
----------------------------------------------------------------
CAPITAL AND SURPLUS INCREASE (DECREASE):
Net income                                                           334.4     284.5     341.9
----------------------------------------------------------------
Differences in cost and admitted investment amounts                   38.6     143.2    (123.3)
----------------------------------------------------------------
Nonadmitted assets                                                    (3.0)      2.9      (3.2)
----------------------------------------------------------------
Regulatory liability for reinsurance                                   0.6      (2.0)     (1.1)
----------------------------------------------------------------
Life policy reserve valuation basis                                   (0.4)      2.9      (1.3)
----------------------------------------------------------------
Asset valuation reserve                                             (105.5)   (112.5)     83.8
----------------------------------------------------------------
Mortgage loan, real estate and other investment reserves                --       2.2     218.6
----------------------------------------------------------------
Paid-in surplus                                                      100.0      15.1        --
----------------------------------------------------------------
Separate account receivable due to change in valuation                  --      27.0        --
----------------------------------------------------------------
Accounting for separate account contracts                               --        --     (13.3)
----------------------------------------------------------------
Dividends to shareholder                                            (135.0)   (310.0)   (125.0)
----------------------------------------------------------------  --------  --------  --------
Capital and surplus at end of year                                $1,962.6  $1,732.9  $1,679.6
----------------------------------------------------------------  ========  ========  ========




SEE ACCOMPANYING NOTES.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS--STATUTORY BASIS

                                                                  Year ended December 31
                                                                  1996        1995        1994
                                                                  ----------------------------------
                                                                  (in millions)
                                                                  ----------------------------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received       $  8,059.4  $  5,430.9  $  5,654.5
-------------------------------------------------------------------------------------
Allowances and reserve adjustments received (paid) on
 reinsurance ceded                                                    (767.5)     (383.6)      137.1
-------------------------------------------------------------------------------------
Investment income received                                           1,700.6     1,713.2     1,588.5
-------------------------------------------------------------------------------------
Benefits paid                                                       (4,050.4)   (3,239.6)   (3,054.1)
-------------------------------------------------------------------------------------
Insurance expenses paid                                             (2,972.2)   (2,513.5)   (2,542.5)
-------------------------------------------------------------------------------------
Federal income taxes recovered (paid)                                  (72.3)       38.4      (191.8)
-------------------------------------------------------------------------------------
Dividends to policyholders                                             (27.7)      (16.5)      (18.4)
-------------------------------------------------------------------------------------
Other income received and expenses paid, net                             6.3        14.4        59.2
-------------------------------------------------------------------------------------
                                                                  ----------  ----------  ----------
Net cash provided by operating activities                            1,876.2     1,043.7     1,632.5
-------------------------------------------------------------------------------------
INVESTING ACTIVITIES
Sale, maturity or repayment of investments                          12,542.0    13,183.9    11,877.0
-------------------------------------------------------------------------------------
Purchase of investments                                            (14,175.4)  (14,049.6)  (12,871.8)
-------------------------------------------------------------------------------------
Other uses                                                            (266.5)      (64.0)     (123.4)
-------------------------------------------------------------------------------------
                                                                  ----------  ----------  ----------
Net cash used in investing activities                               (1,899.9)     (929.7)   (1,118.2)
-------------------------------------------------------------------------------------
FINANCING ACTIVITIES
Surplus paid-in                                                        100.0        15.1          --
-------------------------------------------------------------------------------------
Proceeds from borrowings                                               100.0        63.0        63.0
-------------------------------------------------------------------------------------
Repayment of borrowings                                                (63.0)      (63.0)      (60.0)
-------------------------------------------------------------------------------------
Dividends paid to shareholder                                         (135.0)     (310.0)     (125.0)
-------------------------------------------------------------------------------------
                                                                  ----------  ----------  ----------
Net cash provided by (used in) financing activities                      2.0      (294.9)     (122.0)
-------------------------------------------------------------------------------------
                                                                  ----------  ----------  ----------
Net increase (decrease) in cash and short-term investments             (21.7)     (180.9)      392.3
-------------------------------------------------------------------------------------
Cash and short-term investments at beginning of year                   780.9       961.8       569.5
-------------------------------------------------------------------------------------
                                                                  ----------  ----------  ----------
Cash and short-term investments at end of year                    $    759.2  $    780.9  $    961.8
-------------------------------------------------------------------------------------
                                                                  ==========  ==========  ==========

See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS


1.SUMMARY OF SIGNIFICANT
  ACCOUNTING POLICIES

  ORGANIZATION AND OPERATIONS
  The Lincoln National Life Insurance Company ("Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in In-diana. As of December 31, 1996, the Company owns 100% of the outstanding common stock of four insurance company subsidiaries: First Penn-Pacific Life Insurance Company, Lincoln National Health & Casualty Insurance Compa-ny, Lincoln National Reassurance Company and Lincoln Life & Annuity Company of New York.

  The Company's principal business consist of underwriting annuities, depos-it-type contracts, life and health insurance through multiple distribution channels and the reinsurance of individual and group life and health busi-ness. The Company is licensed and sells its products in 49 states, Canada and several U.S. territories.

  USE OF ESTIMATES
  The preparation of financial statements requires management to make esti-mates and assumptions that affect amounts reported in the financial state-ments and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

  BASIS OF PRESENTATION
  The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from generally accepted accounting prin-ciples ("GAAP"). The more significant variances from GAAP are as follows:

  INVESTMENTS
  Bonds are reported at cost or amortized cost or market value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported di-rectly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and de-ferred income taxes.

  Investments in real estate are reported net of related obligation rather than on a gross basis.

  Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

  Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the gen-eral level of interest rates and amortizes those deferrals over the remain-ing period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the interest maintenance reserve. The asset valuation reserve is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, real-ized capital gains and losses are reported in the income statement on a pre-tax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

  SUBSIDIARIES
  The accounts and operations of the Company's subsidiaries are not consoli-dated with the accounts and operations of the Company as would be required by GAAP. Under statutory accounting principles, the Company's subsidiaries are carried at their statutory-basis net equity.

  POLICY ACQUISITION COSTS
  The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For uni-versal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross prof-its, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

  NONADMITTED ASSETS
  Certain assets designated as "nonadmitted," principally furniture and equipment and certain receivables, are excluded from the accompanying bal-ance sheets and are charged directly to unassigned surplus.

  PREMIUMS
  Premiums and deposits with respect to universal life policies and annuity and other investment-type contracts are reported as premium revenues; whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
  INCOME TAXES
  Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

  POLICYHOLDER DIVIDENDS
  Policyholder dividends are recognized when declared rather than over the term of the related policies.

  Other significant accounting practices are as follows:

  INVESTMENTS
  The discount or premium on bonds is amortized using the interest method. For mortgage-backed bonds, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect ac-tual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

  Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying amounts for these investments approximate their fair values.

  Preferred stocks are reported at cost or amortized cost.

  Common stocks are reported at market value as determined by the Securities Valuation Office of the NAIC and the related unrealized gains (losses) are reported in unassigned surplus without adjustment for federal income taxes.

  Policy loans are reported at unpaid balances.

  The Company uses various derivative instruments as part of its overall lia-bility-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments on a basis consistent with that of the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the un-derlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the un-derlying hedged items are sold.

  Mortgage loans on real estate are reported at unpaid balances, less allow-ances for impairments. Real estate is reported at depreciated cost. As of June 30, 1994, the Company changed its method of accounting for reserves on impaired real estate and mortgage loans. The impaired investment is now shown on a pre-tax basis as a nonadmitted asset. Previously, these reserves were presented as a liability, net of related tax benefits, to approximate the impact on surplus if losses were realized.

  Realized investment gains and losses on investments sold are determined us-ing the specific identification method. Changes in admitted asset carrying amounts of
1.SUMMARY OF SIGNIFICANT
  ACCOUNTING POLICIES CONTINUED

  BENEFIT RESERVES
  Certain policy reserves are calculated based on statutorily required inter-est and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

  Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses; in the ac-companying statement of income, whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

  REINSURANCE
  Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, all assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

  A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not au-thorized by the Indiana Department of Insurance to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is es-tablished through a charge to income.

  Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs.

  Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using tradi-tional reinsurance accounting whereas such contracts would be accounted for using deposit accounting under GAAP.

  POSTRETIREMENT BENEFITS
  For purposes of calculating the Company's postretirement benefit obliga-tion, only vested employees and current retirees are included in the valua-tion. Under GAAP, active employees not currently eligible would also be in-cluded.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

  CLAIMS AND CLAIM ADJUSTMENT EXPENSES
  Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are con-tinually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current opera-tions.

  REINSURANCE CEDED AND ASSUMED
  Reinsurance premiums and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original pol-icies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on funds withheld are reported in net investment income.

  PENSION BENEFITS
  Costs associated with the Company's defined benefit pension plans is sys-tematically accrued during the expected period of active service of the covered employees.

  INCOME TAXES
  The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the ex-tent such items may be utilized in the consolidated income tax returns of LNC.

  STOCK OPTIONS
  The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of LNC's common stock at the grant date, or other mea-surement date, over the amount an employee must pay to acquire the stock.

  ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE
  ACCOUNTS
  These assets and liabilities represent segregated funds administered and invested by LNC's insurance subsidiaries for the exclusive benefit of pen-sion and variable life and annuity contractholders. The fees received by the Company for administrative and contractholder maintenance services per-formed for these separate accounts are included in the Company's statements of income.
1.SUMMARY OF SIGNIFICANT
  ACCOUNTING POLICIES CONTINUED

  bonds, mortgage loans and common and preferred stocks are credited or charged directly in unassigned surplus.

  DATA PROCESSING EQUIPMENT
  Data processing equipment is reported at depreciated cost, with deprecia-tion determined on a straight-line basis over five years.

  GOODWILL
  Goodwill, which represents the excess of the ceding commission over statu-tory-basis net assets of business purchased under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years.

  PREMIUMS
  Life insurance and annuity premiums are recognized as revenue when due. Ac-cident and health premiums are earned prorata over the contract term of the policies.

  BENEFITS
  Life, annuity and accident and health benefit reserves are developed by ac-tuarial methods and are determined based on published tables using statuto-rily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Indiana De-partment of Insurance. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserve. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

  The tabular interest, tabular less actual reserve released and the tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined us-ing the actual interest credited to the funds plus the change in accrued interest.

  Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
1.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  A reconciliation of the Company's net income and capital and surplus deter-mined on a statutory accounting basis with amounts determined in accordance with GAAP is as follows:

                                 Capital and Surplus   Net Income
                                 --------------------  -----------------------
                                                       Year ended December
                                 December 31           31
                                 1996       1995       1996    1995    1994
                                 ---------  ---------  ------  ------  -------
                                               (in millions)
   Amounts reported on a
    statutory basis              $ 1,962.6  $ 1,732.9  $334.4  $284.5  $ 341.9
   ----------------------------
   GAAP adjustments:
   ----------------------------
    Deferred policy acquisition
     costs and present value of
     future profits                1,119.1      850.2    66.7   (63.0)   191.1
   ----------------------------
    Policy and contract
     reserves                     (1,405.3)  (1,562.2)  (57.1)  (55.3)   (53.6)
   ----------------------------
    Interest maintenance
     reserve                          76.7      116.3   (39.7)   60.9   (157.0)
   ----------------------------
    Deferred income taxes            (27.4)    (122.5)    1.8    38.3   (138.3)
   ----------------------------
    Policyholders' share of
     earnings and surplus on
     participating business          (81.9)     (91.9)    (.3)     .2     (3.0)
   ----------------------------
    Asset valuation reserve          375.5      270.0      --      --       --
   ----------------------------
    Net realized gain (loss) on
     investments                     (72.0)     (67.4)   78.7    30.0     47.1
   ----------------------------
    Adjustment to unrealized
     gain (loss)                     825.2    1,494.0      --      --       --
   ----------------------------
    Nonadmitted assets,
     including nonadmitted
     investments                      (7.1)      57.9      --      --       --
   ----------------------------
    Net GAAP adjustments of
     subsidiary companies            156.6      131.2    29.9    34.3     48.2
   ----------------------------
    Other, net                       (99.0)     (89.7)  (82.6)   (7.3)   (58.6)
   ----------------------------  ---------  ---------  ------  ------  -------
   Net increase (decrease)           860.4      985.9    (2.6)   38.1   (124.1)
   ----------------------------  ---------  ---------  ------  ------  -------
   Amounts on a GAAP basis       $ 2,823.0  $ 2,718.8  $331.8  $322.6  $ 217.8
   ----------------------------  =========  =========  ======  ======  =======

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

2.PERMITTED STATUTORY ACCOUNTING PRACTICES

  The Company's statutory-basis financial statements are prepared in accor-dance with accounting practices prescribed or permitted by the Indiana De-partment of Insurance (the "Department"). "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory ac-counting practices encompass all accounting practices that are not pre-scribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "pre-scribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1998, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements.

  In 1994, the Company received approval from the Department to change its accounting for surrender charges applicable to separate account liabilities for variable life and annuity products so that the surrender charges on these products are recorded as a liability in the separate account finan-cial statements payable to the Company's general account. In the accompany-ing financial statements, a corresponding receivable is recorded with the related income impact recorded in the accompanying statement of operations as a change in reserves or change in premium and other deposit funds. The cumulative effect of this change increased 1994 net income by $13,299,000.

  The Company has approval from the Department to establish valuation allow-ances on mortgage loans on real estate in accordance with GAAP, which are in excess of that prescribed by the NAIC and the Department.

  Prior to 1995, the Company has considered certain amounts under modified coinsurance reinsurance contracts as adjustments to premiums. As such, pol-icyholder dividends, cash surrender charges and reserve adjustments with interest thereon and commissions on reinsurance assumed are classified as premiums, rather than on expense lines, with no net effect on net income or capital and surplus. On a net-of-ceded basis for the year ended December 31, 1994, this practice resulted in increases to both revenues and expenses of approximately $600,000,000. In addition, reserve adjustments with inter-est thereon and commissions on reinsurance ceded were also classified as premiums, rather than in other revenue classifications. For the year ended December 31, 1994, this intra-revenue grouping reduced premiums by approxi-mately $50,000,000. Beginning in 1995, the Company reports modified coin-surance agreements on a gross basis. This change was made as a result of communications with the Department. This accounting change had no effect on income or surplus and prior period amounts have not been restated.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
3. INVESTMENTS
  The major categories of net investment income are as follows:

                                                                     Year ended December 31
                                                                     1996     1995     1994
                                                      -----------------------------------------
                                                                     (in millions)
                                                                     --------------------------
   Income:
    Bonds                                                            $1,442.2 $1,457.4 $1,266.7
   --------------------------------------------------------------------------------
    Preferred stocks                                                      9.6      6.4      5.8
   --------------------------------------------------------------------------------
    Unaffiliated common stocks                                            6.5      5.2      4.4
   --------------------------------------------------------------------------------
    Affiliated common stocks                                              9.5     12.6     62.5
   --------------------------------------------------------------------------------
    Mortgage loans on real estate                                       269.3    252.0    255.2
   --------------------------------------------------------------------------------
    Real estate                                                         114.4    110.0     97.4
   --------------------------------------------------------------------------------
    Policy loans                                                         35.0     32.1     29.7
   --------------------------------------------------------------------------------
    Other investments                                                    22.4     62.6    121.3
   --------------------------------------------------------------------------------
    Cash and short-term investments                                      48.9     53.2     43.3
    ---------------------------------------------------------------  -------- -------- --------
   Total investment income                                            1,957.8  1,991.5  1,886.3
  -----------------------------------------------------------------------------------
   Expenses:
    Depreciation                                                         25.0     25.9     21.9
   --------------------------------------------------------------------------------
    Other                                                               176.5    193.4    257.6
    ---------------------------------------------------------------  -------- -------- --------
   Total investment expenses                                            201.5    219.3    279.5
   ----------------------------------------------------------------  -------- -------- --------
   Net investment income                                             $1,756.3 $1,772.2 $1,606.8
   ----------------------------------------------------------------  ======== ======== ========

  Nonadmitted accrued investment income at December 31, 1996 and 1995 amounted to $2,500,000 and $11,500,000, respective-
  ly, consisting principally of interest on bonds in default and mortgage loans.

  The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summa-rized as follows:

                          Cost or   Gross      Gross
                          Amortized Unrealized Unrealized Fair
                          Cost      Gains      Losses     Value
                                           ------------------------
                          (in millions)
                          -----------------------------------------
   At December 31, 1996:
    Corporate             $12,548.1  $  586.5    $ 66.6   $13,068.0
   --------------------------------------------------------------
    U.S. government         1,088.7      43.2      18.0     1,113.9
   --------------------------------------------------------------
    Foreign government      1,234.0     105.1       1.4     1,337.7
   --------------------------------------------------------------
    Mortgage-backed         4,478.4     183.3      27.4     4,634.3
   --------------------------------------------------------------
    State and municipal        40.4        .1        --        40.5
    --------------------  ---------  --------    ------   ---------
                          $19,389.6  $  918.2    $113.4   $20,194.4
                          =========  ========    ======   =========
   At December 31, 1995:
    Corporate             $11,642.0  $1,074.7    $ 41.4   $12,675.3
   --------------------------------------------------------------
    U.S. government           546.4      82.2        --       628.6
   --------------------------------------------------------------
    Foreign government        908.0      68.0        .6       975.4
   --------------------------------------------------------------
    Mortgage-backed         4,628.3     283.2      11.2     4,900.3
   --------------------------------------------------------------
    State and municipal         5.0        .1        --         5.1
    --------------------  ---------  --------    ------   ---------
                          $17,729.7  $1,508.2    $ 53.2   $19,184.7
                          =========  ========    ======   =========

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
3. INVESTMENTS CONTINUED

  Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are esti-mated by discounting expected future cash flows using a cur-rent market rate applicable to the coupon rate, credit qual-ity and maturity of the investments.

  A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 1996, by contractual maturity, is as follows:

                                                                                Cost or
                                                                                Amortized Fair
                                                                                Cost      Value
                                                             ------------------------------
                                                                                (in millions)
                                                                                -------------------
   Maturity:
    In 1997                                                                     $   358.0 $   360.1
  ----------------------------------------------------------------------------------------------
    In 1998-2001                                                                  3,809.0   3,912.3
  ----------------------------------------------------------------------------------------------
    In 2002-2006                                                                  4,760.9   4,917.3
  ----------------------------------------------------------------------------------------------
    After 2006                                                                    5,983.3   6,370.4
  ----------------------------------------------------------------------------------------------
    Mortgage-backed securities                                                    4,478.4   4,634.3
   ---------------------------------------------------------------------------  --------- ---------
   Total                                                                        $19,389.6 $20,194.4
   ---------------------------------------------------------------------------  ========= =========

  The expected maturities may differ from the contractual ma-turities in the foregoing table because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

  At December 31, 1996, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

  Proceeds from sales of investments in bonds during 1996, 1995 and 1994 were $10,996,900,000, $12,234,100,000 and
  $9,668,300,000, respectively. Gross gains during 1996, 1995 and 1994 of $169,700,000, $225,600,000 and $62,600,000, re-
  spectively, and gross losses of $177,000,000, $83,100,000 and $286,800,000, respectively, were realized on those sales.

  At December 31, 1996 and 1995, investments in bonds, with an admitted asset value of $70,700,000 and $60,700,000, respec-tively, were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in unaffiliated common stocks and preferred stocks are as follows:

                                Cost or   Gross      Gross
                                Amortized Unrealized Unrealized Fair
                                Cost      Gains      Losses     Value
                                       -------------------------------
                                (in millions)
                                       -------------------------------
   At December 31, 1996:
    Preferred stocks            $239.7    $ 10.5     $ 1.7      $248.5
  ----------------------------------------------------------
    Unaffiliated common stocks   289.9      84.6      16.2       358.3
  ----------------------------------------------------------
   At December 31, 1995:
    Preferred stocks              89.9      13.9        .2       103.6
  ----------------------------------------------------------
    Unaffiliated common stocks   438.0     110.0      12.5       535.5
  ----------------------------------------------------------

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
3. INVESTMENTS CONTINUED

  The carrying value of affiliated common stocks, representing their statutory-basis net equity, was $241,500,000 and $193,000,000 at December 31, 1996 and 1995, respectively. The cost basis of investments in subsidiaries as of December 31, 1996 and 1995 was $194,000,000 and $123,000,000, respec-
  tively.

  During 1996, the maximum and minimum lending rates for mort-gage loans were 10.5% and 6.0%, respectively. At the issu-ance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 1996, the Company did not hold any mortgages with interest overdue beyond one year. At December 31, 1996, the Company's investments in mortgage loans were subject to $59,700,000 of prior liens. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

4.FEDERAL INCOME TAXES

  The effective federal income tax rate for financial report-ing purposes differs from the prevailing statutory tax rate principally due to tax-exempt investment income, dividends-received tax deductions, differences in policy acquisition costs and policy and contract liabilities for tax return and financial statement purposes.

  Federal income taxes incurred of $83,600,000, $103,700,000 and $52,800,000 in 1996, 1995 and 1994, respectively, would be subject to recovery in the event that the Company incurs net operating losses within three years of the years for which such taxes were paid.

  Prior to 1984, a portion of the Company's current income was not subject to current income tax, but was accumulated for income tax purposes in a memorandum account designated as "policyholders' surplus." The Company's balance in the "pol-icyholders' surplus" account at December 31, 1983 of $187,000,000 was "frozen" by the Tax Reform Act of 1984 and, accordingly, there have been no additions to the accounts after that date. That portion of current income on which in-come taxes have been paid will continue to be accumulated in a memorandum account designated as "shareholder's surplus," and is available for dividends to the shareholder without additional payment of tax by the Company. The December 31, 1996 memorandum account balance for "shareholder's surplus" was $1,606,000,000. Should dividends to the shareholder ex-ceed its respective "shareholder's surplus," amounts would need to be transferred from the "policyholders' surplus" and would be subject to federal income tax at that time. Under existing or foreseeable circumstances, the Company neither expects nor intends that distributions will be made that will result in any such tax.

5.SUPPLEMENTAL FINANCIAL DATA

  The balance sheet caption, "Other Admitted Assets," includes amounts recoverable from other insurers for claims paid by the Company, and the balance sheet caption, "Future Policy Benefits and Claims," has been reduced for insurance ceded as follows:

                                                                      December 31
                                                                      --------------------------
                                                                      1996     1995     1994
                                                       ----------------------------------------
                                                                      (in millions)
                                                       ----------------------------------------
  Insurance ceded                                                     $1,154.5 $1,634.0 $1,721.1
  Amounts recoverable from other insurers                                 16.0      4.4      4.8

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
5.SUPPLEMENTAL FINANCIAL DATA CONTINUED

  Reinsurance transactions included in the income statement caption, "Premiums and Deposits," are as follows:

                                     Year ended December
                                     31
                                     1996   1995   1994
                                                       --
                                     (in millions)
                                     --------------------
    Insurance assumed                $241.3 $667.7 $607.3
    -------------------------------
    Insurance ceded                   193.3  453.1  583.8
    -------------------------------  ------ ------ ------
    Net amount included in premiums  $ 48.0 $214.6 $ 23.5
    -------------------------------  ====== ====== ======

  The income statement caption, "Benefits and Settlement Ex-penses," is net of reinsurance recoveries of $787,886,200, $1,407,000,000 and $1,391,100,000 for 1996, 1995 and 1994,
  respectively.

  Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Pre-miums and Fees in Course of Collection," are as follows:

                           December 31, 1996
                           -----------------------
                                           Net of
                           Gross   Loading Loading

                           (in millions)
                           -----------------------
    Ordinary new business  $  3.9   $1.9   $  2.0
    ---------------------
    Ordinary renewal         35.1    3.0     32.1
    ---------------------
    Group life                9.4    (.1)     9.5
    ---------------------
    Group annuity              --     --       --
    ---------------------  ------   ----   ------
                           $ 48.4   $4.8   $ 43.6
                           ======   ====   ======
                           December 31, 1995
                           -----------------------
                                           Net of
                           Gross   Loading Loading

                           (in millions)
                           -----------------------
    Ordinary new business  $  2.5   $1.1   $  1.4
    ---------------------
    Ordinary renewal        (19.1)   2.8    (21.9)
    ---------------------
    Group life               15.8     --     15.8
    ---------------------
    Group annuity              .2     --       .2
    ---------------------  ------   ----   ------
                           $  (.6)  $3.9   $ (4.5)
                           ======   ====   ======

  The Company has entered into non-exclusive managing general agent agreements with International Benefit Services Corp., HRM Claim Management, Inc. and Pediatrics Insurance Consul-tants, Inc. to write group life and health business. Direct premiums written amounted to $26,200,000 $3,800,000 and $8,600,000 in 1996 and $33,100,000, $10,600,000 and
  $8,800,000 in 1995, respectively. During 1996, LNC Adminis-trative Services entered into a similar agreement with the Company with direct premiums written amounting to $6,200,000. Authority granted by the managing general agents agreements include underwriting, claims adjustment and claims payment services.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

6.ANNUITY RESERVES

  At December 31, 1996, the Company's annuity reserves and de-posit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are sum-marized as follows:

                                                           Amount      Percent
                                                              ----------------
                                                           (in millions)
                                                           -------------------
   Subject to discretionary withdrawal with adjustment:
     With market value adjustment                           $ 2,971.8     6.0%
   ------------------------------------------------------
     At book value, less surrender charge                     5,228.6    12.0
   ------------------------------------------------------
     At market value                                         22,703.4    51.0
   ------------------------------------------------------  ----------  ------
                                                             30,903.8    69.0
   Subject to discretionary withdrawal without adjustment
    at book value with minimal or no charge or adjustment    10,986.4    25.0
   ------------------------------------------------------
   Not subject to discretionary withdrawal                    2,601.9     6.0
   ------------------------------------------------------
                                                           ----------  ------
   Total annuity reserves and deposit fund                   44,492.1
    liabilities--before reinsurance                                     100.0%
   ------------------------------------------------------
                                                                       ======
   Less reinsurance                                           1,848.8
   ------------------------------------------------------  ----------
   Net annuity reserves and deposit fund liabilities,
    including separate accounts                             $42,643.3
   ------------------------------------------------------  ==========

7.CAPITAL AND SURPLUS

  Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus main-tained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1996, the Company exceeds the RBC requirements.

  The payment of dividends by the Company is limited and can-not be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Indiana Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations. In 1997, the Company can pay divi-dends of $281,100,000 without prior approval of the Indiana Insurance Commissioner.

8.EMPLOYEE BENEFIT PLANS

  Pension plans
  LNC maintains funded defined benefit pension plans for most of its employees and, prior to January 1, 1995, full-time agents. The benefits for employees are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. The benefits for agents were based on a percentage of each agent's yearly earnings. The plans are funded by contributions to tax-exempt trusts. The Company's funding policy is consistent with the funding requirements of Federal laws and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Plan assets consist principally of listed equity se-curities, corporate obligations and government bonds.

  All benefits applicable to the funded defined benefit plan for agents were frozen as of December 31, 1994. The curtail-ment of this plan did not have a significant effect on net pension cost for 1994. Effective January 1, 1995, pension benefits for agents have been provided by a new defined

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
8.EMPLOYEE BENEFIT PLANS CONTINUED

  contribution plan. Contributions to this plan will be based on 2.3% of an agent's earnings up to the social security wage base and 4.6% of any excess.

  LNC also administers two types of unfunded, non-qualified, defined benefit plans for certain employees and agents. A supplemental retirement plan provides employees and agents defined benefit pension benefits in excess of limits imposed by Federal tax law. A salary continuation plan provides cer-tain officers of the Company defined pension benefits based on years of service and final monthly salary upon death or retirement.

  The status of the funded defined benefit pension plans and the amounts recognized in the balance sheets are as follows:

                                                          December 31
                                                          1996
                                                          -------  1995
                                                          (in millions)
                                                          ----------------
   Actuarial present value of benefit obligation:
   Vested benefits                                        $(156.9) $(146.1)
  -------------------------------------------------------------------------
   Nonvested benefits                                        (6.0)    (7.7)
  -------------------------------------------------------------------------
                                                          -------  -------
   Accumulated benefit obligation                          (162.9)  (153.8)
  -------------------------------------------------------------------------
   Effect of projected future compensation increases        (27.9)   (28.5)
  -------------------------------------------------------------------------
                                                          -------  -------
   Projected benefit obligation                            (190.8)  (182.3)
  -------------------------------------------------------------------------
   Plan assets at fair value                                186.1    173.2
  -------------------------------------------------------------------------
                                                          -------  -------
   Projected benefit obligation in excess of plan assets     (4.7)    (9.1)
  -------------------------------------------------------------------------
   Unrecognized net loss                                      4.9      9.3
  -------------------------------------------------------------------------
   Unrecognized prior service cost                            1.4      1.5
  -------------------------------------------------------------------------
                                                          -------  -------
   Prepaid pension costs included in other liabilities    $   1.6  $   1.7
  -------------------------------------------------------------------------
                                                          =======  =======

  The status of the unfunded defined benefit pension plans and the amounts recognized in the balance sheets are as follows:

                                                        December 31
                                                        1996
                                                        -----  1995
                                                        (in
                                                        millions)
                                                        ------------
   Actuarial present value of benefit obligation:
   Vested benefits                                      $(6.6) $(6.4)
  -------------------------------------------------------------------
   Nonvested benefits                                     (.9)  (1.1)
  -------------------------------------------------------------------
                                                        -----  -----
   Accumulated benefit obligation                        (7.5)  (7.5)
  -------------------------------------------------------------------
   Effect of projected future compensation increases     (1.1)  (1.7)
  -------------------------------------------------------------------
                                                        -----  -----
   Projected benefit obligation                          (8.6)  (9.2)
  -------------------------------------------------------------------
   Unrecognized net loss (gain)                           (.1)    .9
  -------------------------------------------------------------------
   Unrecognized prior service cost                         .2     .3
  -------------------------------------------------------------------
                                                        -----  -----
   Accrued pension costs included in other liabilities  $(8.5) $(8.0)
  -------------------------------------------------------------------
                                                        =====  =====

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
8.EMPLOYEE BENEFIT PLANS CONTINUED

  The determination of the projected benefit obligation for the defined benefit plans was based on the following assump-tions:

                                                                            December 31
                                                                            1996   1995   1994
                                                               ---------------------------
     Weighted-average discount rate                                         7.0%     7.0%   8.0%
     ----------------------------------------------------------------------
     Rate of increase in compensation:
     ----------------------------------------------------------------------
     Salary continuation plan                                               5.5      6.0    6.5
     ----------------------------------------------------------------------
     All other plans                                                        4.5      5.0    5.0
     ----------------------------------------------------------------------
     Expected long-term rate of return on plan assets                       9.0      9.0    9.0
     ----------------------------------------------------------------------

  The components of net pension cost for the defined benefit pension plans are as follows:

                                                                            Year ended
                                                                            December 31
                                                                            1996   1995   1994
                                                               ---------------------------
   Service cost--benefits earned during the year                            $ 5.2  $ 4.1  $ 7.9
   ------------------------------------------------------------------------
   Interest cost on projected benefit obligation                             12.9   11.9   11.6
   ------------------------------------------------------------------------
   Actual return on plan assets                                             (17.5) (32.0)   4.2
   ------------------------------------------------------------------------
   Net amortization (deferral)                                                3.1   20.3  (16.7)
   ------------------------------------------------------------------------ -----  -----  -----
   Net pension cost                                                         $ 3.7  $ 4.3  $ 7.0
   ------------------------------------------------------------------------ =====  =====  =====

  401K PLAN

  LNC and the Company sponsor contributory defined contribu-tion plans for eligible employees and agents. The Company's contributions to the plans are equal to each participant's pre-tax contribution, not to exceed 6% of base pay, multi-plied by a percentage ranging from 25% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. Expense for these plans amounted to $9,300,000, $6,700,000 and $11,200,000 in 1996, 1995 and
  1994, respectively.

  POSTRETIREMENT MEDICAL AND LIFE INSURANCE BENEFIT PLANS

  LNC sponsors unfunded defined benefit plans that provide postretirement medical and life insurance benefits to full-time employees and agents who, depending on the plan, have worked for the Company 10 to 15 years and attained age 55 to
  60. Medical benefits are also available to spouses and other dependents of employees and agents. For medical benefits, limited contributions are required from individuals retired prior to November 1, 1988; contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. The life insurance benefits are noncontributory, although par-ticipants can elect supplemental contributory benefits.

  The status of the postretirement medical and life insur-ance benefit plans and the amounts recognized in the bal-ance sheets are as follows:

                                                                             December 31
                                                                             1996    1995
                                                                --------------------------
                                                                             (in millions)
                                                                             --------------
   Accumulated postretirement benefit obligation:
    Retirees                                                                 $(32.4) $(37.9)
    ------------------------------------------------------------------------
    Fully eligible active plan participants                                    (8.2)   (8.7)
    ------------------------------------------------------------------------ ------  ------
    Accumulated postretirement benefit obligation                             (40.6)  (46.6)
    ------------------------------------------------------------------------
    Unrecognized net loss (gain)                                               (7.0)     .8
    ------------------------------------------------------------------------ ------  ------
    Accrued plan cost included in other liabilities                          $(47.6) $(45.8)
    ------------------------------------------------------------------------ ======  ======

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
8.EMPLOYEE BENEFIT PLANS CONTINUED

  The components of periodic postretirement benefit cost are as follows:

                                                                            Year ended
                                                                            December 31
                                                                            1996  1995  1994
                                                           ---------------------------------
                                                                            (in millions)
                                                                            ----------------
   Service cost                                                             $1.3  $1.1  $1.4
   ------------------------------------------------------------------------
   Interest cost                                                             2.7   3.0   3.1
   ------------------------------------------------------------------------
   Amortized cost (credit)                                                   (.5)  (.4)   .1
   ------------------------------------------------------------------------ ----  ----  ----
   Net periodic postretirement benefit cost                                 $3.5  $3.7  $4.6
   ------------------------------------------------------------------------ ====  ====  ====

  The calculation of the accumulated postretirement benefit obligation assumes a weighted-average annual rate of in-crease in the per capita cost of covered benefits (i.e., health care cost trend rate) of 8.5% for 1997. It further assumes the rate will gradually decrease to 5.0% by 2005 and remain at that level. The health care cost trend rate as-sumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefit obligation as of December 31, 1996 and 1995 by $1,900,000 and $2,100,000, respective-
  ly. The aggregate of the estimated service and interest cost components of net periodic postretirement benefit cost for the year ended December 31, 1996 would increase by $184,000. The calculation assumes a long-term rate of increase in com-pensation of 4.5% and 5.0% at December 31, 1996 and 1995, respectively. The weighted-average discount rate used in de-termining the accumulated postretirement benefit obligation was 7.0% for both December 31, 1996 and 1995.

9.RESTRICTIONS, COMMITMENTS AND
  CONTINGENCIES

  DISABILITY INCOME POLICIES
  The liability for disability income claims net of the related asset for amounts recoverable from reinsurers at December 31, 1996 and 1995 is a net liability of $572,000,000 and $503,800,000, respectively. This liability is based on the assumption that the recent experience will continue in the fu-ture. If incidence levels or claim termination rates vary significantly from these assumptions, adjustments to reserves may be required in the fu-ture. Accordingly, this liability may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company. The Company con-tinually reviews and updates the level of these reserves.

  During the fourth quarter of 1995, the Company completed an in-depth review of the experience of its disability income business. As a result of this study, and based on the assumption that recent experience will continue in the future, net income decreased by $15,200,000 as a result of strengthen-ing the disability income reserve.

  MARKETING AND COMPLIANCE ISSUES
  Regulators continue to focus on market conduct and compliance issues. Under certain circumstances companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with poli-cies that were less advantageous to the policyholder. The Company's manage-ment continues to monitor the Company's sales materials and compliance pro-cedures and is making an extensive effort to minimize any potential liabil-ity. However, due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential out-comes at this time.

  GROUP PENSION ANNUITIES
  The liabilities for guaranteed interest and group pension annuity con-tracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these li-abilities. Due to the very long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that fu-ture cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future development will

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

  INSURANCE CEDED AND ASSUMED
  The Company cedes insurance to other companies, including certain affili-ates. The portion of risks exceeding the Company's retention limit is rein-sured with other insurers. Industry regulations prescribe the maximum cov-erage that the Company can retain on an individual insured. As of December 31, 1996, the Company's maximum retention on a single insured was $3,000,000. To cover products other than life insurance, the Company ac-quires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums and benefits and settlement expenses, net of insurance ceded. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agree-ments.

  The Company assumes insurance from other companies, including certain af-filiates. At December 31, 1996, the Company has provided $17,200,000 of statutory surplus relief to other insurance companies under reinsurance transactions. Generally, such amounts are offset by corresponding receiv-ables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

  VULNERABILITY FROM CONCENTRATIONS
  At December 31, 1996, the Company did not have a concentration of: 1) busi-ness transactions with a particular customer, lender or distributor; 2) revenues from a particular product or service; 3) sources of supply of la-bor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

9.RESTRICTIONS, COMMITMENTS AND
  CONTINGENCIES CONTINUED

  not materially affect the financial position of the Company.

  LEASES
  The Company leases its home office properties. The agreements provide for a 25 year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. In addition, the Company has the option to purchase the leased properties at fair value as defined in the agreements on the last day of the initial 25 year lease pe-riod ending in 2009 or on the last day of any of the renewal periods.

  Total rental expense on operating leases in 1996, 1995 and 1994 was $26,400,000, $22,500,000 and $20,600,000, respectively. Future minimum rental commitments are as follows (in millions):

    1997        $ 17.5
    1998          17.1
    1999          17.4
    2000          16.9
    2001          17.2
    Thereafter   151.6
                ------
                $237.7
                ======

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
9.RESTRICTIONS, COMMITMENTS AND
  CONTINGENCIES CONTINUED

  OTHER CONTINGENCY MATTERS
  The Company is involved in various pending or threatened legal proceedings arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceed-ings ultimately will be resolved without materially affecting the financial position or results of operations of the Company.

  The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabili-tated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

  REINSURANCE
  The regulatory required liability for unsecured reserves ceded to unautho-rized reinsurers was $4,300,000 and $5,600,000 at December 31, 1996 and 1995, respectively.

  GUARANTEES
  The Company has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Outstanding guarantees with off-balance-sheet risks, shown in notional or contract amounts, are as follows:

                                                   Notional or
                                                   Contract Amounts
                                                   -----------------
                                                   December 31
                                                   -----------------
                                                   1996     1995
                                          --------------------
                                                   (in millions)
                                                   -----------------
    Mortgage loan pass-through certificates        $   50.3 $   63.6
    Real estate partnerships                             .5      3.3
                                                   -------- --------
                                                   $   50.8 $   66.9
                                                   ======== ========

  The Company has invested in real estate partnerships that use conventional mortgage loans. In some cases, the terms of these arrangements involve guarantees by each of the partners to indemnify the mortgagor in the event a partner is unable to pay its principal and interest payments. In addi-tion, the Company has sold commercial mortgage loans through grantor trusts which issued pass-through certificates. The Company has agreed to repur-chase any mortgage loans which remain delinquent for 90 days at a repur-chase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default the impact would not be material to the Company. Accordingly, both the carrying value and fair value of these guarantees is zero at December 31, 1996 and 1995.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
9.RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED

  DERIVATIVES
  The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit ex-posure. The Company has entered into derivative transac-tions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. Government obligations and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives;
  however, such changes in the value generally are offset by changes in the value of the items being hedged by such contracts. Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                Assets (Liabilities)
                                                ------------------------------
                              Notional or       Carrying Fair   Carrying Fair
                              contract amounts  value    value  value    value
                                 ---------------------------------------------
                              December 31       December 31     December 31
                              1996     1995     1996     1996   1995     1995
                                 ---------------------------------------------
                              (in millions)
                              ------------------------------------------------
   Interest rate
    derivatives:
    Interest rate cap
     agreements               $5,500.0 $5,110.0  $20.8   $ 8.2   $22.7   $5.3
    Spread-lock agreements          --    600.0     --      --     (.9)   (.9)
    Swaptions                    672.0       --   11.0    10.6      --     --
    Financial futures
     contracts                   147.7       --   (2.4)   (2.4)     --     --
    Interest rate swaps             --      5.0     --      --      .2     .2
                              -------- --------  -----   -----   -----   ----
                               6,319.7  5,715.0   29.4    16.4    22.0    4.6
   Foreign currency
    derivatives:
    Foreign exchange forward
     contracts                   251.5     15.7     .2     (.2)    (.6)   (.6)
    Foreign currency options      43.9     99.2     .6      .4     1.9    1.4
    Foreign currency swaps        15.0     15.0     --    (2.1)     .4     .4
                              -------- --------  -----   -----   -----   ----
                                 310.4    129.9     .8    (1.9)    1.7    1.2
                              -------- --------  -----   -----   -----   ----
                              $6,630.1 $5,844.9  $30.2   $14.5   $23.7   $5.8
                              ======== ========  =====   =====   =====   ====

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
9.RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED


  A reconciliation and discussion of the notional or contract amounts for the significant programs using derivative agree-ments and contracts at December 31 is as follows:

                            Interest Rate Caps    Spread Locks          Swaptions
                              ----------------------------------------------------------------------
                            1996       1995       1996       1995       1996       1995
                              ----------------------------------------------------------------------
                            (in millions)
                            ----------------------------------------------------------------
   Balance at beginning of
    year                    $ 5,110.0  $ 4,400.0  $   600.0  $ 1,300.0  $      --  $      --
   New contracts                390.0      710.0       15.0      800.0      672.0         --
   Terminations and                --         --     (615.0)  (1,500.0)        --         --
    maturities              ---------  ---------  ---------  ---------  ---------  ---------
   Balance at end of year   $ 5,500.0  $ 5,110.0  $      --  $   600.0  $   672.0  $      --
                            =========  =========  =========  =========  =========  =========
                            Financial Futures
                            ------------------------------------------
                            Contracts             Options               Interest Rate Swaps
                            1996       1995       1996       1995       1996       1995
                              ----------------------------------------------------------------------
   Balance at beginning of
    year                    $      --  $   382.5  $      --  $      --  $     5.0  $      --
   New contracts              7,918.8      810.5         --      181.6         --         --
   Terminations and          (7,771.1)  (1,193.0)        --     (181.6)      (5.0)        --
    maturities              ---------  ---------  ---------  ---------  ---------  ---------
   Balance at end of year   $   147.7  $      --  $      --  $      --  $      --  $      --
                            =========  =========  =========  =========  =========  =========
                            Foreign Currency Derivatives
                              ----------------------------------------------------------------------
                            Foreign Exchange      Foreign Currency      Foreign
                            Forward Contracts     Options               Currency Swaps
                            1996       1995       1996       1995       1996       1995
                              ----------------------------------------------------------------------
                            (in millions)
                            ----------------------------------------------------------------
   Balance at beginning of
    year                    $    15.7  $    21.2  $    99.2  $      --  $    15.0  $      --
   New contracts                406.9      131.2    1,168.8      356.6         --       15.0
   Terminations and            (171.1)    (136.7)  (1,224.1)    (257.4)        --         --
    maturities              ---------  ---------  ---------  ---------  ---------  ---------
   Balance at end of year   $   251.5  $    15.7  $    43.9  $    99.2  $    15.0  $    15.0
                            =========  =========  =========  =========  =========  =========

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
9.RESTRICTIONS, COMMITMENTS AND
  CONTINGENCIES CONTINUED

  INTEREST RATE CAPS
  The interest rate cap agreements, which expire in 1997 through 2003, enti-tle the Company to receive payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of the Company's interest rate cap agreement program is to protect its annuity line of business from the ef-fect of fluctuating interest rates. The premium paid for the interest rate caps is included in other assets ($20,800,000 as of December 31, 1996) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

  SWAPTIONS
  Swaptions, which expire in 2002, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference be-tween the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of the Company's swaption program is to protect the assets supporting its annuity line of business from the effect of fluctuating interest rates. The premium paid for the swaptions is in-cluded in other assets ($11,000,000 as of December 31, 1996) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

  SPREAD LOCKS
  Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified U.S. Treasury note is larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity U.S. Treasury security and the price sensitivity of the swap at that time. It is ex-pressed in dollars-per-basis point. The purpose of the Company's spread-lock program is to protect a portion of its fixed maturity securities against widening of spreads.

  FINANCIAL FUTURES
  The Company uses exchange-traded financial futures contracts and options on those financial futures to hedge against interest rate risks and to manage duration of a portion of its fixed maturity securities. Financial futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily. Op-tions on financial futures give the Company the right, but not the obliga-tion, to assume a long or short position in the underlying futures at a specified price during a specified time period.

  FOREIGN CURRENCY DERIVATIVES
  The Company uses a combination of foreign exchange forward contracts, for-eign currency options and foreign currency swaps, all of which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of currency at a future date at a specified exchange rate. Foreign currency options give the Company the right, but not the obligation, to buy or sell a foreign currency at a specific exchange rate during a specified time period. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries pursuant to an agreement to re-exchange the two currencies at the same rate of exchange at a specified fu-ture date.

  ADDITIONAL DERIVATIVE INFORMATION
  Expenses for the agreements and contracts described above amounted to $6,900,000 and $5,600,000 in 1996 and 1995, respectively. Deferred losses of $37,600,000 as of December 31, 1996, were the result of: 1) terminated and expired spread-lock agreements; and 2) financial futures contracts. These losses are included with the related fixed maturity securities to which the hedge applied and are being amortized over the life of such secu-rities.

  The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, foreign exchange forward contracts, for-eign currency options and foreign currency swaps. However, the Company does not anticipate nonperformance by any of these counterparties. The credit risk associated with such agreements is minimized by purchasing such agree-ments from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value for such agreements with each counterparty if the net market value is in the Company's favor. At December 31, 1996, the exposure was $17,500,000.

10.FAIR VALUE OF FINANCIAL INSTRUMENTS

  The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Ac-

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

10.FAIR VALUE OF FINANCIAL INSTRUMENTS
  CONTINUED

  cordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

  BONDS
  Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values ob-tained from independent pricing services. In the case of private place-ments, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of affiliated common stocks are based on quoted market prices.

  MORTGAGE LOANS ON REAL ESTATE
  The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income when compared to the expected yield for mortgages having sim-ilar characteristics. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service cov-erage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loan are measured based on: 1) the present value of expected future cash flows discounted at the loan's effective in-terest rate; 2) the loan's market price; or 3) the fair value of the col-lateral if the loan is collateral dependent.

  POLICY LOANS
  The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consis-tent with the maturity durations assumed. These durations were based on historical experience.

  OTHER INVESTMENTS AND CASH AND INVESTED CASH
  The carrying value for assets classified as other investments and cash and invested cash in the accompanying balance sheet approximates their fair value.

  INVESTMENT-TYPE INSURANCE CONTRACTS
  The balance sheet captions, "Future Policy Benefits and Claims" and "Other Policyholder Funds," include investment-type insurance contracts (i.e., de-posit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guar-anteed interest and similar contracts are based on their approximate sur-render values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities consistent with those remaining for the contracts being valued.

  The remainder of the balance sheet captions "Future Policy Benefits and Claims" and "Other Policyholder Funds," that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate con-clusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabili-ties defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insur-ance contract liabilities.

  SHORT-TERM DEBT
  Fair values of short-term debt approximates carrying values.

  GUARANTEES
  The Company's guarantees include guarantees related to real estate partner-ships and mortgage loan pass-through certificates. Based on historical per-formance where repurchases have been negligible and the current status, which indicates none of the loans are delinquent, the fair value liability for the guarantees related to the mortgage loan pass-through certificates is insignificant.

  DERIVATIVES
  The Company's derivatives include interest rate cap agreements, swaptions, spread-lock agreements, foreign currency exchange contracts, financial futures contracts, options on financial futures, interest rate swaps, call options, foreign currency options and foreign currency swaps.

  Fair values for derivative contracts are based on current settlement val-ues. These values are based on: 1) quoted market prices for the foreign currency exchange contracts, financial future contracts, and options on fi-nancial futures; and 2) brokerage quotes that utilized pricing models or formulas using current assumptions for all other swaps and agreements.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

10.FAIR VALUE OF FINANCIAL INSTRUMENTS
  CONTINUED

  INVESTMENT COMMITMENTS
  Fair values for commitments to make investment in fixed maturity securities (primarily private placements), mortgage loans on real estate and real es-tate are based on the difference between the value of the committed invest-ments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commit-ments.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

10.FAIR VALUE OF FINANCIAL INSTRUMENTS
  CONTINUED

  The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                             December 31
                                             ----------------------------------------------
                                             1996                    1995
                                             ----------------------  ----------------------
                                             Carrying    Fair        Carrying    Fair
   Assets (Liabilities)                      value       value       value       value
   ----------------------------------------  ----------  ----------  ----------  ----------
                                             (in millions)
                                             ----------------------------------------------
   Bonds                                     $ 19,389.6  $ 20,194.4  $ 17,729.7  $ 19,184.7
   ----------------------------------------
   Preferred stock                                239.7       248.5        89.9       103.6
   ----------------------------------------
   Unaffiliated common stock                      358.3       358.3       535.5       535.5
   ----------------------------------------
   Mortgage loans on real estate                2,976.7     3,070.9     2,909.7     3,081.9
   ----------------------------------------
   Policy loans                                   626.5       612.7       515.8       504.0
   ----------------------------------------
   Other investments                              282.7       282.7       248.0       248.0
   ----------------------------------------
   Cash and short-term investments                759.2       759.2       780.9       780.9
   ----------------------------------------
   Investment type insurance contracts:
   ----------------------------------------
    Deposit contracts and certain
    guaranteed interest contracts             (17,871.6)  (17,333.0)  (15,586.7)  (15,046.0)
   ----------------------------------------
    Remaining guaranteed interest and
    similar contracts                          (1,799.7)   (1,835.4)   (2,261.1)   (2,340.4)
   ----------------------------------------
   Short-term debt                               (100.0)     (100.0)      (63.0)      (63.0)
   ----------------------------------------
   Derivatives                                     26.5        13.8        23.7         5.8
   ----------------------------------------
   Investment commitments                            --         (.6)         --         (.8)
   ----------------------------------------

11.ACQUISITIONS AND SALES OF SUBSIDIARIES

  The Company sold its 100% interest in two subsidiaries--Se-curity Connecticut Life Insurance Company ("SCL") and Em-ployers Health Insurance Company ("EHI"). SCL was sold through a public offering of stock in January 1994. This transaction resulted in a realized gain of $90,000,000 and a direct increase in surplus of $24,000,000. Net of expenses, the Company received cash of $172,000,000 and notes of $65,000,000.

  EHI was also sold through public offerings in March and April 1994. LNC purchased 29% of the stock of the new pub-licly traded holding company from LNL. Prior to the sale, the Company received a $50,000,000 dividend in the form of a note. The sale transaction resulted in a realized gain of $133,000,000 and a direct reduction in surplus of $21,000,000 due to release of unrealized gain amounts, for a net surplus increase of $112,000,000. Net of expenses, the Company received cash of $348,000,000.

  In October 1996, the Company and its wholly owned subsidiary purchased a block of group tax qualified annuity business from UNUM Corporation. The transaction was completed in the form of a reinsurance transaction, which resulted in a ced-ing commission of $71,800,000. The ceding commission has been recorded as admissible goodwill of $62,300,000, which is to be amortized on a straight-line basis over 10 years. The Company's subsidiary was required by the New York De-partment of Insurance to expense its portion of the ceding commission in 1996. Policy liabilities and related accruals of the Company and its wholly owned subsidiary increased by $3,200,000,000 as a result of this transaction.

  In its previously-filed 1996 NAIC Annual Statement, the Com-pany recorded the ceding commission as a nonadmitted asset, which was charged directly to unassigned surplus. According-ly, unassigned surplus was understated at December 31, 1996 by $62,300,000, net of amortization in 1996. In 1997, man-agement will correct its opening balance of unassigned sur-plus in its NAIC Annual Statement.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

  The balance sheets include reinsurance balances with affiliated companies as follows:

                                                         December 31
                                                         1996     1995
                                                         -------- --------
                                                         (in millions)
                                                         -----------------
   Future policy benefits and claims assumed             $  312.7 $  344.8
   Future policy benefits and claims ceded                  891.8  1,344.5
   Amounts recoverable on paid and unpaid losses             31.2     65.9
   Reinsurance payable on paid losses                         2.7      5.5
   Funds held under reinsurance treaties--net liability   1,062.4    712.3

  Substantially all reinsurance ceded to affiliated companies is with unau-thorized companies. To take a reserve credit for such reinsurance, the Com-pany holds assets from the reinsurer, including funds held under reinsur-ance treaties, and is the beneficiary on letters of credit aggregating $314,200,000 and $306,800,000 at December 31, 1996 and 1995, respectively.
  At December 31, 1996 and 1995, LNC had guaranteed $239,200,000 and $241,400,000, respectively, of these letters of credit. At December 31, 1996, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $135,700,000 for statutory surplus relief received under financial reinsurance ceded agreements.

13. SEPARATE ACCOUNTS

  Separate account assets and liabilities reported in the accompanying bal-ance sheets represent funds that are separately administered, principally for annuity contracts, and for which the contractholder, rather than the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at fair value and consist primarily of long-term bonds, common stocks, short-term investments and mutual funds. The de-tailed operations of the separate accounts are not included in the accompa-nying financial statements. Fees charged on separate account policyholder deposits are included in other income.

  Separate account premiums, deposits and other considerations amounted to $4,148,700,000, $3,068,200,000 and $2,694,700,000 in 1996, 1995 and 1994,
  respectively. Reserves for separate accounts with assets at fair value were $23,047,800,000 and $17,891,400,000 at December 31, 1996 and 1995, respec-
  tively. All reserves are subject to discretionary withdrawal at market val-ue. Substantially all of the Company's separate accounts are nonguaranteed.
12. TRANSACTIONS WITH AFFILIATES

  A wholly owned subsidiary of LNC, Lincoln Financial Group, Inc. ("LFGI"), has a nearly exclusive general agents contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional of-fices. For providing these selling and marketing services, the Company paid LFGI override commissions and operating expense allowances of $56,300,000, $43,300,000 and $41,200,000 in 1996, 1995 and 1994, respectively. LFGI in-
  curred expenses of $15,700,000, $10,400,000 and $10,700,000 in 1996, 1995
  and 1994, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not re-quired to reimburse.

  Cash and short-term investments at December 31, 1996 and 1995 include the Company's participation in a short-term investment pool with LNC of $175,100,000 and $324,000,000, respectively. Related investment income amounted to $15,300,000, $21,100,000 and $16,100,000 in 1996, 1995 and
  1994, respectively. Other liabilities at December 31, 1996 and 1995 include $100,000,000 of notes payable to LNC.

  The Company provides services to and receives services from affiliated com-panies which resulted in a net payment of $34,100,000 and $24,900,000 in 1996 and 1995, respectively.

  The Company both cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statement of income includes reinsurance transactions with affiliated companies as follows:

                      Year ended
                      December 31
                      1996   1995   1994
                      ------ ------ ------
                      (in millions)
                      --------------------
   Insurance assumed  $ 17.9 $ 17.6 $ 19.8
   Insurance ceded     302.8  214.4  481.3

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

13. SEPARATE ACCOUNTS CONTINUED

  A reconciliation of transfers to (from) separate accounts are as follows:

                                                  Year ended
                                                  December 31
                                                  1996        1995
                    ----------------------------------------------------
                                                  (in millions)
                                                  ---------------------
   Transfers as reported in the Summary of
   Operations of various Separate Accounts:
    Transfers to separate accounts                $ 4,149.6   $ 3,070.2
    Transfers from separate accounts               (2,058.5)   (1,457.8)
                                                  ---------   ---------
   Net transfer to separate accounts as reported
   in the Company's NAIC Annual Statement         $ 2,091.1   $ 1,612.4
                                                  =========   =========

OTHER FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (a wholly owned subsidiary of Lincoln National Corporation) as of December 31, 1996 and 1995, and the related statutory-basis statements of income, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1996. These financial state-ments are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or per-mitted by the Indiana Department of Insurance, which practices differ from gen-erally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial posi-tion of The Lincoln National Life Insurance Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1996.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln Na-tional Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

As described in Note 2, in 1994 the Company changed its method of accounting for separate account contracts.

                                    /s/ Ernst & Young LLP

February 6, 1997

LINCOLN NATIONAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED
STATUTORY-BASIS FINANCIAL DATA

DECEMBER 31, 1996 (IN MILLIONS)

Investment income earned:
  Government bonds                                            $   74.6
  ---------------------------------------------------------------------
  Other bonds (unaffiliated)                                   1,367.6
  ---------------------------------------------------------------------
  Preferred stocks (unaffiliated)                                  9.6
  ---------------------------------------------------------------------
  Common stocks (unaffiliated)                                     6.5
  ---------------------------------------------------------------------
  Common stocks of affiliates                                      9.5
  ---------------------------------------------------------------------
  Mortgage loans                                                 269.3
  ---------------------------------------------------------------------
  Real estate                                                    114.4
  ---------------------------------------------------------------------
  Premium notes, policy loans and liens                           35.0
  ---------------------------------------------------------------------
  Cash on hand and on deposit                                      0.9
  ---------------------------------------------------------------------
  Short-term investments                                          48.0
  ---------------------------------------------------------------------
  Other invested assets                                           17.6
  ---------------------------------------------------------------------
  Derivative instruments                                          (6.3)
  ---------------------------------------------------------------------
  Aggregate write-ins for investment income                       11.1
  ----------------------------------------------------------- --------
Gross investment income                                       $1,957.8
------------------------------------------------------------- ========
Real estate owned (cost, less encumbrances)                   $  621.3
------------------------------------------------------------- ========
Mortgage loans (unpaid balance):
  Farm mortgages                                              $    1.1
  ---------------------------------------------------------------------
  Residential mortgages                                            3.7
  ---------------------------------------------------------------------
  Commercial mortgages                                         2,971.9
  ----------------------------------------------------------- --------
Total mortgage loans                                          $2,976.7
------------------------------------------------------------- ========
Mortgage loans by standing (unpaid balance):
  Good standing                                               $2,922.1
  ----------------------------------------------------------- ========
  Good standing with restructured terms                       $   39.6
  ----------------------------------------------------------- ========
  Interest overdue more than three months, not in foreclosure $     --
  ----------------------------------------------------------- ========
  Foreclosure in process                                      $   14.9
  ----------------------------------------------------------- ========
Other long-term assets (statement value)                      $  248.1
------------------------------------------------------------- ========

LINCOLN NATIONAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED
STATUTORY-BASIS FINANCIAL DATA CONTINUED

DECEMBER 31, 1996 (IN MILLIONS)

Bonds and stocks of parent, subsidiaries and affiliates (cost):
  Common stocks                                                  $    194.0
  -------------------------------------------------------------  ==========
Bonds and short-term investments by class and maturity:
 Bonds by maturity (statement value):
  Due within one year or less                                    $  1,618.0
  -------------------------------------------------------------
  Over 1 year through 5 years                                       5,928.1
  -------------------------------------------------------------
  Over 5 years through 10 years                                     6,025.9
  -------------------------------------------------------------
  Over 10 years through 20 years                                    3,670.6
  -------------------------------------------------------------
  Over 20 years                                                     2,860.4
  -------------------------------------------------------------  ----------
Total by maturity                                                $ 20,103.0
---------------------------------------------------------------  ==========
 Bonds by class (statement value):
  Class 1                                                        $ 14,013.7
  -------------------------------------------------------------
  Class 2                                                           4,504.1
  -------------------------------------------------------------
  Class 3                                                             807.6
  -------------------------------------------------------------
  Class 4                                                             705.9
  -------------------------------------------------------------
  Class 5                                                              71.4
  -------------------------------------------------------------
  Class 6                                                               0.3
  -------------------------------------------------------------  ----------
Total by class                                                   $ 20,103.0
---------------------------------------------------------------  ==========
Total bonds publicly traded                                      $ 16,520.3
---------------------------------------------------------------  ==========
Total bonds privately placed                                     $  3,582.7
---------------------------------------------------------------  ==========
Preferred stocks (cost or amortized cost)                        $    239.7
---------------------------------------------------------------  ==========
Unaffiliated common stocks (market value)                        $    358.3
---------------------------------------------------------------  ==========
Short-term investments (cost or amortized cost)                  $    713.4
---------------------------------------------------------------  ==========
Financial options and caps owned (statement value)               $     32.2
---------------------------------------------------------------  ==========
Financial options and caps written (statement value)             $      0.3
---------------------------------------------------------------  ==========
Swap and forward agreements open (statement value)               $      0.2
---------------------------------------------------------------  ==========
Futures contracts open (current value)                           $    161.2
---------------------------------------------------------------  ==========
Cash on deposit                                                  $     45.8
---------------------------------------------------------------  ==========
Life insurance in-force:
  Ordinary                                                       $     97.9
  -------------------------------------------------------------  ==========
  Group life                                                     $     31.4
  -------------------------------------------------------------  ==========

LINCOLN NATIONAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED
STATUTORY-BASIS FINANCIAL DATA CONTINUED

DECEMBER 31, 1996 (IN MILLIONS)

Amount of accidental death insurance in-force under ordinary policies                            $     4.9
-----------------------------------------------------------------------------------------------  =========
Life insurance policies with disability provisions in-force:
  Ordinary                                                                                       $     4.9
  ---------------------------------------------------------------------------------------------  =========
  Group life                                                                                     $    12.9
  ---------------------------------------------------------------------------------------------  =========
Supplementary contracts in-force:
Ordinary--not involving life contingencies:
  Amount on deposit                                                                              $      --
  ---------------------------------------------------------------------------------------------  =========
  Income payable                                                                                 $     3.2
  ---------------------------------------------------------------------------------------------  =========
Ordinary--involving life contingencies:
  Income payable                                                                                 $     0.9
  ---------------------------------------------------------------------------------------------  =========
Group--not involving life contingencies:
  Income payable                                                                                 $      --
  ---------------------------------------------------------------------------------------------  =========
Group--involving life contingencies:
  Income payable                                                                                 $     0.9
  ---------------------------------------------------------------------------------------------  =========
Annuities:
Ordinary:
  Immediate--amount of income payable                                                            $    68.4
  ---------------------------------------------------------------------------------------------  =========
  Deferred--fully paid account balance                                                           $     0.6
  ---------------------------------------------------------------------------------------------  =========
  Deferred--not fully paid account balance                                                       $   326.6
  ---------------------------------------------------------------------------------------------  =========
Group:
  Amount of income payable                                                                       $      --
  ---------------------------------------------------------------------------------------------  =========
  Fully paid account balance                                                                     $      --
  ---------------------------------------------------------------------------------------------  =========
  Not fully paid account balance                                                                 $    78.1
  ---------------------------------------------------------------------------------------------  =========
Accident and health insurance--premiums in-force:
  Ordinary                                                                                       $   180.6
  ---------------------------------------------------------------------------------------------  =========
  Group                                                                                          $    97.1
  ---------------------------------------------------------------------------------------------  =========
Deposit funds and dividend accumulations:
  Deposit funds account balance                                                                  $17,456.6
  ---------------------------------------------------------------------------------------------  =========
  Dividend accumulations--account balance                                                        $   114.7
  ---------------------------------------------------------------------------------------------  =========

LINCOLN NATIONAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED
STATUTORY-BASIS FINANCIAL DATA CONTINUED

DECEMBER 31, 1996 (IN MILLIONS)

Claim payments 1996:
Group Accident and Health:

   1996   $ 9.4
          =====
  --------------
   1995   $ 3.1
          =====
  --------------
   1994   $ 0.1
          =====
  --------------
   1993   $  --
          =====
  --------------
   1992   $(0.1)
          =====
  --------------
   Prior  $  --
          =====
  --------------

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTE TO SUPPLEMENTAL SCHEDULE OF SELECTED STATUTORY-BASIS FINANCIAL DATA

NOTE--BASIS OF PRESENTATION
The accompanying schedule presents selected statutory-basis financial data as of December 31, 1996 and for the year then ended for purposes of complying with paragraph 9 of the Annual Audited Financial Reports in the General Section of the National Association of Insurance Commissioners' Annual Statement Instruc-tions and agrees to or is included in the amounts reported in The Lincoln Na-tional Life Insurance Company's 1996 Statutory Annual Statement as filed with the Indiana Department of Insurance.

REPORT OF INDEPENDENT AUDITORS ON
OTHER FINANCIAL INFORMATION

Board of Directors
The Lincoln National Life Insurance Company

Our audits were conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The accompanying supplemental schedule of selected statutory-basis financial data is presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and is not a required part of the statutory-basis financial statements. Such information has been subjected to the auditing procedures applied in our au-dit of the statutory-basis financial statements and, in our opinion, is fairly stated in all material respects in rela-tion to the statutory-basis financial statements taken as a whole.

                                    /s/ Ernst & Young LLP

February 6, 1997

PREFACE TO THE MULTI FUND(R) PROSPECTUSES

THESE PAGES ARE PART OF THE PROSPECTUS FOR EACH OF THE FOLLOWING FUNDS:
Lincoln National Aggressive Growth Fund, Inc. (AG)

Lincoln National Bond Fund, Inc. (B)

Lincoln National Capital Appreciation Fund, Inc. (CA)

Lincoln National Equity-Income Fund, Inc. (E-I)

Lincoln National Global Asset Allocation Fund, Inc. (GAA)

Lincoln National Growth and Income Fund, Inc. (GI)

Lincoln National International Fund, Inc. (I)

Lincoln National Managed Fund, Inc. (M)

Lincoln National Money Market Fund, Inc. (MM)

Lincoln National Social Awareness Fund, Inc. (SA)

Lincoln National Special Opportunities Fund, Inc. (SO)


                               Preface/Directory

Shares of all the funds are sold to Lincoln National Life Insurance Co. (Lincoln Life) for allocation to its Variable Annuity Account C (the variable annuity account [VAA]) to fund variable annuity contracts and for allocation to its Variable Life Account K to fund variable life insurance contracts.

To fund its variable life contracts, Variable Life Account D buys shares of the Bond, Growth and Income, Managed, Money Market and Special Opportunities Funds. To fund its variable life contracts, Variable Life Account G buys shares of the Growth and Income and Special Opportunities Funds.

Each of these Variable Life and Annuity Accounts may be referred to as a variable account. For each fund listed above, see Description of the fund in its Prospectus for a statement of that fund's investment objective. Each of these funds is referred to individually as a fund; collectively, as the funds.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THESE PROSPECTUSES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

These Prospectuses set forth concisely the information about each fund that you ought to know before investing. Please read and keep this Prospectus booklet for future reference.

A separate Statement of Additional Information (SAI) for each fund has been filed with the SEC. By this reference, each SAI, dated May 1, 1997, is incorporated into the Prospectus of the fund with which it is registered. A free copy will be provided upon request. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).

The Financial Highlights table of each fund contains per-share data calculated on the basis of a share outstanding throughout the period, together with financial ratios and other supplemental data. The Financial Highlights table is incorporated by reference to the fund's 1996 Annual Report. A copy of the Annual Report will be provided on request and without charge. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).

NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THESE PROSPECTUSES, IN CONNECTION WITH THE OFFERS CONTAINED IN THEM. IF ANY ARE GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND(S) IN QUESTION. THESE PROSPECTUSES DO NOT CONSTITUTE OFFERS BY THE FUNDS TO SELL, OR SOLICITATIONS OF ANY OFFERS TO BUY, ANY OF THE SECURITIES OFFERED BY THEM IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE THOSE OFFERS.

Prospectuses dated May 1, 1997

DIRECTORY FOR THE FUND PROSPECTUSES

                               Preface/Directory

Subject                             Page
----------------------------------------
PREFACE                              F-1
DESCRIPTION OF THE FUND
Aggressive Growth Fund               F-3
Bond Fund                            F-9
Capital Appreciation Fund           F-13
Equity-Income Fund                  F-17
Global Asset Allocation Fund        F-21
Growth and Income Fund              F-27
International Fund                  F-29
Managed Fund                        F-33
Money Market Fund                   F-37
Social Awareness Fund               F-39
Special Opportunities Fund          F-43
----------------------------------------

INVESTMENT POLICIES AND TECHNIQUES
Aggressive Growth Fund               F-3
Bond Fund                            F-9
Capital Appreciation Fund           F-13
Equity-Income Fund                  F-17
Global Asset Allocation Fund        F-21
Growth and Income Fund              F-27
International Fund                  F-29
Managed Fund                        F-33
Money Market Fund                   F-37
Social Awareness Fund               F-39
Special Opportunities Fund          F-43
----------------------------------------

INVESTMENT RESTRICTIONS
Aggressive Growth Fund               F-6
Bond Fund                           F-11
Capital Appreciation Fund           F-15
Equity-Income Fund                  F-19
Global Asset Allocation Fund        F-24
Growth and Income Fund              F-27
International Fund                  F-31
Managed Fund                        F-35
Money Market Fund                   F-38
Social Awareness Fund               F-40
Special Opportunities Fund          F-44

Subject                                                  Page
-------------------------------------------------------------
STRATEGIC PORTFOLIO TRANSACTIONS
Aggressive Growth Fund                                    F-6
Bond Fund                                                F-11
Capital Appreciation Fund                                F-16
Equity-Income Fund                                       F-20
Global Asset Allocation Fund                             F-24
Growth and Income Fund                                   F-28
International Fund                                       F-31
Managed Fund                                             F-35
Money Market Fund                                        F-38
Social Awareness Fund                                    F-40
Special Opportunities Fund                               F-45
-------------------------------------------------------------

APPENDIX - CONTAINS IMPORTANT INFORMATION FOR ALL FUNDS
Net asset value                                          F-47
Management of the funds                                  F-47
Purchase of securities being offered                     F-49
Sale and redemption of shares                            F-50
Distributions and federal income tax considerations      F-50
Management discussion of fund performance                F-50
Description of shares                                    F-50
Strategic portfolio transactions-additional information  F-51
Foreign investments                                      F-53
General information                                      F-54
Statement of Additional Information
Table of contents - 11 underlying funds                  F-56

     This filing is made pursuant to Rule 6e-3(T)

UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

REPRESENTATION PURSUANT TO SECTION 26(e) (2) (A)
               OF THE INVESTMENT COMPANY ACT OF 1940

     Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the Policies registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln National Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.


The Prospectus consisting of 206 pages.


     The undertaking to file reports

     The representation pursuant to Section 26(e) (2) (A) of the Investment Company Act of 1940

     The signatures

     The written consents of the following persons:

          Jeremy Sachs, Esquire
          Denis G. Schwartz, FSA
          Ernst & Young LLP

The following exhibits:

1.    (1)    Certified Resolution of the Board of Directors of the Company
             establishing the Account.*

      (2)    Not applicable.

      (3)    (a)    Proposed Form of Underwriting Agreement.*

             (b)    Form of Agents Contract.*

             (c)    Commission Schedule (Revised).*

      (4)    Not applicable.

      (5)    Form of Policy.*

      (6)    (a)    Certificate of Incorporation of the Company.*

             (b)    By-Laws of the Company.*

      (7)    Not applicable.

      (8)    Fund Participation Agreements

             (a)    Lincoln National Special Opportunities Fund, Inc.

             (b)    Lincoln National Social Awareness Fund, Inc.

             (c) Lincoln National Global Asset Allocation Fund, Inc. (formerly, Lincoln National Putnam Master Fund, Inc.)

             (d)    Lincoln National Aggressive Growth, Fund, Inc.

             (e)    Lincoln National Money Market Fund, Inc.

             (f)    Lincoln National Managed Fund, Inc.

             (g)    Lincoln National International Fund, Inc.

             (h)    Lincoln National Bond Fund, Inc.

             (i)    Lincoln National Capital Appreciation Fund, Inc.

             (j)    Lincoln National Equity Income Fund, Inc.

             (k)    Lincoln National Growth & Income Fund, Inc.
                    (formerly Lincoln National Growth Fund, Inc.)

             (l)    Delaware Group Premium Fund, Inc.

      (9)(a) Proposed Form of Indemnification Agreement (Revised).*

      (9)(b) Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and Lincoln National Life Insurance Company dated 8/29/96.

      (10)   Form of Application.*

2.    See Exhibit 1(5)

3.    Opinion and Consent of Jeremy Sachs, Esquire.*

4.    Not applicable.

5.    Opinion and Consent of Denis G. Schwartz, FSA, Assistant Vice President

6.    Consent of Ernst & Young LLP, Independent Auditors.

7. Memorandum describing the Company's issuance, transfer and redemption and conversion procedures for the Policy.*

8.    Financial Data Schedule

9.    Other Exhibits.*

      (1)    Power of Attorney - Jack D. Hunter

      (2)    Power of Attorney - Gabriel Shaheen

      (3)    Power of Attorney - Ian M. Rolland

      (4)    Power of Attorney - Robert A. Anker

      (5)    Power of Attorney - O. Douglas Worthington

      (6)    Power of Attorney - Jon A. Boscia

      (7)    Power of Attorney - Richard C. Vaughan

*Previously filed as an exhibit to the registration statement

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account K, certifies that it meets all the requirements for effectiveness of this Registration Statement Pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Fort Wayne, State of Indiana on this 25th day of April, 1997.

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
               on its own behalf as Depositor and on behalf of
             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

                          By: /s/ Stephen H. Lewis
                             ---------------------------------------
                             Stephen H. Lewis, Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                      Title                                Date
---------                      -----                                ----


/s/ Jon A. Boscia              Chief Executive Officer,        April 25, 1997
--------------------------     President and Director
Jon A. Boscia                  (Principal Executive Officer)

/s/ Keith J. Ryan              Vice President, Assistant       April 25, 1997
--------------------------     Treasurer and Chief Financial
Keith J. Ryan                  Officer (Principal Financial
                               Officer)

/s/ O. Douglas Worthington     Vice President and Controller   April 25, 1997
--------------------------     (Principal Accounting Officer)
O. Douglas Worthington

/s/ Jack D. Hunter             Executive Vice President,       April 25, 1997
--------------------------     General Counsel and Director
Jack D. Hunter

                               Director                        --------, 1997
--------------------------
H. Thomas McMeekin

/s/ Ian M. Rolland             Director                        April 25, 1997
--------------------------
Ian M. Rolland

                               Director and Executive          --------, 1997
--------------------------     Vice President
Lawrence T. Rowland

/s/ Richard C. Vaughan         Director                        April 25, 1997
--------------------------
Richard C. Vaughan